UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number File No. 811-09301

TIAA-CREF FUNDS

(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip code)

Jeremy D. Franklin, Esq.
TIAA-CREF Funds
8500 Andrew Carnegie Blvd.
Charlotte, N.C. 28262-8500
(Name and address of agent for service)

Registrant’s telephone number, including area code: 704-595-1000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Item 1. Reports to Stockholders.

TIAA-CREF Funds	May 31, 2022

TIAA-CREF
Lifecycle Funds

The annual report contains the audited financial statements.

Fund name	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
Lifecycle Retirement Income Fund	TLRIX	TLRHX	TPILX	TLIRX	TLRRX
Lifecycle 2010 Fund	TCTIX	TCLHX	TCTPX	TCLEX	—
Lifecycle 2015 Fund	TCNIX	TCNHX	TCFPX	TCLIX	—
Lifecycle 2020 Fund	TCWIX	TCWHX	TCWPX	TCLTX	—
Lifecycle 2025 Fund	TCYIX	TCQHX	TCQPX	TCLFX	—
Lifecycle 2030 Fund	TCRIX	TCHHX	TCHPX	TCLNX	—
Lifecycle 2035 Fund	TCIIX	TCYHX	TCYPX	TCLRX	—
Lifecycle 2040 Fund	TCOIX	TCZHX	TCZPX	TCLOX	—
Lifecycle 2045 Fund	TTFIX	TTFHX	TTFPX	TTFRX	—
Lifecycle 2050 Fund	TFTIX	TFTHX	TCLPX	TLFRX	—
Lifecycle 2055 Fund	TTRIX	TTRHX	TTRPX	TTRLX	—
Lifecycle 2060 Fund	TLXNX	TLXHX	TLXPX	TLXRX	—
Lifecycle 2065 Fund	TSFTX	TSFHX	TSFPX	TCFRX	—

Annual
Report

Understanding this report

This annual report contains information about certain TIAA-CREF Funds and describes their results for the twelve months ended May 31, 2022. The report contains four main sections:

•	A letter from Brad Finkle, Principal Executive Officer and President of the TIAA–CREF Funds and TIAA-CREF Life Funds.
•	The fund performance section compares each fund’s investment returns with those of its composite benchmark and broad market index.
•	The portfolios of investments list the underlying funds in which each fund had investments as of May 31, 2022.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in any fund, please read the latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our websites at TIAA.org or nuveen.com, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	3

Letter to investors

Global financial markets produced negative results for the twelve months ended May 31, 2022. As inflationary pressures persisted, the Federal Reserve responded by raising short-term interest rates in March and May, and indicated that further increases were likely. U.S. equities lost ground as the economy contracted in the first quarter of 2022—the first negative quarter since 2020. A widening trade gap and lower government spending contributed to the slowdown, but spending by consumers and businesses remained strong. Foreign stocks also posted losses, with emerging markets falling more than international developed markets. U.S. fixed-income securities declined as U.S. Treasury yields rose across all maturities (bond prices move in the opposite direction of yields). These market conditions were reflected in the performance of the TIAA-CREF Lifecycle Funds by way of their investments in various asset classes through underlying funds.

•	All of the TIAA-CREF Lifecycle Funds declined for the period and underperformed their respective composite benchmarks. (All fund returns are for the Retirement Class.)
•	Returns for the Retirement Class ranged from –6.5% for the Lifecycle Retirement Income Fund to –9.0% for the Lifecycle 2055 and 2060 Funds.

Both stocks and bonds posted losses

U.S. equities declined for the twelve months as inflation, rising interest rates and Russia’s invasion of Ukraine weighed on the financial markets. Furthermore, oil prices rose to levels not seen since 2008, while unemployment fell to rates approaching pre-pandemic lows. The broad domestic stock market, as represented by the Russell 3000® Index, returned –3.7%. The Fed raised the federal funds target rate to 0.75%–1.00% in May 2022 and decided to begin reducing its portfolio of bonds that had been purchased to support the economy.

International stocks trailed their U.S. counterparts. The MSCI ACWI ex USA Investable Market Index (IMI), which measures the performance of large-, mid- and small-cap equities in 22 of 23 developed-markets countries (excluding the United States) and 24 emerging-markets countries, returned –12.5% in U.S.-dollar terms. Despite widespread market losses, the economies in the 19-nation euro area grew at a moderate rate in the fourth quarter of 2021 and the first quarter of 2022. Among developing markets, the Chinese economy continued to expand at a solid pace through the first quarter of 2022.

U.S. investment-grade bonds lost ground as U.S. Treasury yields rose substantially across all maturities. The domestic investment-grade fixed-rate bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned –8.2% for the period.

4	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Planning for an unpredictable future

For more than a decade, equity investors have enjoyed a long stretch of above-average returns, while bond performance during the same period has not kept pace. Now we may be at an inflection point. Equities have become more volatile, tempered by a host of factors that could affect global economic growth. Fixed-income securities, after years of historically low interest rates, are now offering higher yields, which is good news for bond investors seeking higher income. Meanwhile, real estate continues to benefit from high demand and limited supply, which enhances property values and bolsters rental income.

The challenge of planning for the future always lies in its inherent uncertainty. As a result, we believe that a prudent strategy is to stay invested in a diversified portfolio that includes multiple asset classes. The TIAA-CREF Lifecycle Funds use dynamic diversification strategies designed to help mitigate the effects of market volatility and keep you on track to achieve your financial goals. Of course, diversification does not guarantee against market losses, and past performance cannot guarantee future results.

We thank you for trusting us to manage your investments through the TIAA-CREF Lifecycle Funds. If you have any questions or concerns, please consult your financial advisor or call a TIAA financial consultant at 800-842-2252. You can also reach us online by visiting TIAA.org. We always stand ready to assist you.

/s/ Brad Finkle

Brad Finkle

Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds

Brad Finkle

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	5

Information for investors

Portfolio holdings

The complete portfolios of investments for the Lifecycle Funds begin on page 48 of this report. You can obtain complete lists of the holdings of the Lifecycle Funds and of the underlying TIAA-CREF Funds in which the Lifecycle Funds invest as of the most recently completed fiscal quarter in the following ways:

•	By visiting our websites at TIAA.org or nuveen.com; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the Lifecycle Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our Securities and Exchange Commission (SEC) Form N-CSR and Form N-PORT filings. Form N-CSR filings are as of May 31 or November 30; Form N-PORT filings are as of the last day of February or August 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy.
Call 202-551-8090 for more information.

TIAA-CREF Real Property Fund, LP

Financial statements of the TIAA-CREF Real Property Fund, LP, in which the Lifecycle Funds invest, have been filed as an exhibit to the Funds’ Form N-CSR filing, which is available on EDGAR at the SEC’s website, sec.gov.

6	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Information for investors

Proxy voting

A description of our proxy voting policies and procedures for the underlying TIAA-CREF Funds of the Lifecycle Funds can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the Lifecycle Funds’ underlying TIAA-CREF Funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link under Get Help at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The Lifecycle Funds are managed by a portfolio management team of Teachers Advisors, LLC. The members of this team are responsible for the day-to-day investment management of the funds.

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	7

About the funds’ benchmarks

Composite benchmark

Each Lifecycle Fund uses a composite benchmark that represents the general market sectors in which that fund invests. These may include U.S. equity (stocks), international equity (foreign stocks), fixed income, short-term fixed income and inflation-protected assets. A fund’s composite benchmark combines the following public indexes in proportions that correspond to the fund’s target allocations:

•	The Russell 3000® Index (U.S. equity) measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.
•	The MSCI ACWI ex USA Investable Market Index (IMI) (international equity) measures the performance of large-, mid- and small-cap equities across 22 of 23 developed-markets countries (excluding the United States) and 24 emerging-markets countries. The index is a free-float-adjusted market capitalization index that covers approximately 99% of the global equity opportunity set outside the United States.
•	The Bloomberg U.S. Aggregate Bond Index (fixed income) measures the performance of the domestic investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.
•	The Bloomberg U.S. 1–3 Year Government/Credit Bond Index (short-term fixed income) measures the performance of U.S. Treasury and agency securities and corporate bonds with 1- to 3-year maturities.
•	The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index (inflation-protected assets) measures the performance of fixed-income securities with maturities between 1 and 10 years that are adjusted for inflation, as measured by the Consumer Price Index for All Urban Consumers (CPI-U).

Broad market indexes

The returns shown against the broad-based securities market index compare a fund’s average annual returns with a broad measure of market performance. The S&P Target Date Index Series represents a broadly derived consensus of asset class exposure for the target retirement dates in the series based on market observations acquired through an annual survey of target-date fund managers. The returns of the S&P Target Date Index Series reflect multi-asset class exposure for the same target dates as the Funds.

8	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

About the funds’ benchmarks

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI.

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	9

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include redemption fees or account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2021–May 31, 2022).

Actual expenses

The first line of the two lines listed for each fund in the tables uses the Fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. All of the funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line in each Fund’s entry shows a hypothetical account value and hypothetical expenses based on the share class’ actual expense ratio for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the Fund’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

10	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

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TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	11

Important information about expenses

Expense examples

Six months ended May 31, 2022

Lifecycle Funds Institutional Class	Beginning account value (12/1/21)	Ending account value (5/31/22)	Expenses paid during period (12/1/21–5/31/22	* )	Effective expenses paid during period (12/1/21–5/31/22	† )
Retirement Income Fund actual return	$1,000.00	$926.14	$1.25		$1.78
5% annual hypothetical return	1,000.00	1,023.64	1.31		1.87
2010 Fund actual return	1,000.00	926.00	1.25		1.73
5% annual hypothetical return	1,000.00	1,023.64	1.31		1.82
2015 Fund actual return	1,000.00	923.77	1.25		1.82
5% annual hypothetical return	1,000.00	1,023.64	1.31		1.92
2020 Fund actual return	1,000.00	919.99	1.24		1.87
5% annual hypothetical return	1,000.00	1,023.64	1.31		1.97
2025 Fund actual return	1,000.00	915.85	1.24		1.96
5% annual hypothetical return	1,000.00	1,023.64	1.31		2.07
2030 Fund actual return	1,000.00	911.24	1.19		2.00
5% annual hypothetical return	1,000.00	1,023.68	1.26		2.12
2035 Fund actual return	1,000.00	906.42	1.14		2.04
5% annual hypothetical return	1,000.00	1,023.73	1.21		2.17
2040 Fund actual return	1,000.00	903.78	1.09		2.09
5% annual hypothetical return	1,000.00	1,023.78	1.16		2.22
2045 Fund actual return	1,000.00	902.10	1.04		2.13
5% annual hypothetical return	1,000.00	1,023.83	1.11		2.27
2050 Fund actual return	1,000.00	901.31	1.00		2.13
5% annual hypothetical return	1,000.00	1,023.88	1.06		2.27
2055 Fund actual return	1,000.00	900.90	1.00		2.13
5% annual hypothetical return	1,000.00	1,023.88	1.06		2.27
2060 Fund actual return	1,000.00	900.59	0.95		2.13
5% annual hypothetical return	1,000.00	1,023.93	1.01		2.27
2065 Fund actual return	1,000.00	902.53	1.00		2.18
5% annual hypothetical return	1,000.00	1,023.88	1.06		2.32

12	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Important information about expenses

*	“Expenses paid during period” is based on each fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 182/365. There were 182 days in the six months ended May 31, 2022. The expense charges of one or more of the fund’s share classes may at times reflect a waiver or reimbursement. Please see the prospectus for an explanation, including the date on which this waiver or reimbursement is scheduled to end. Without such waiver or reimbursement, the expenses of the affected share classes would be higher and their performance lower. The annualized expense ratio for the six-month period was 0.26% for the Retirement Income Fund, 0.26% for the 2010 Fund, 0.26% for the 2015 Fund, 0.26% for the 2020 Fund, 0.26% for the 2025 Fund, 0.25% for the 2030 Fund, 0.24% for the 2035 Fund, 0.23% for the 2040 Fund, 0.22% for the 2045 Fund, 0.21% for the 2050 Fund, 0.21% for the 2055 Fund, 0.20% for the 2060 Fund and 0.21% for the 2065 Fund.
†	“Effective expenses paid during period” is based on each fund’s total expense ratio for the most recent fiscal half-year, which includes the fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.37% for the Retirement Income Fund, 0.36% for the 2010 Fund, 0.38% for the 2015 Fund, 0.39% for the 2020 Fund, 0.41% for the 2025 Fund, 0.42% for the 2030 Fund, 0.43% for the 2035 Fund, 0.44% for the 2040 Fund, 0.45% for the 2045 Fund, 0.45% for the 2050 Fund, 0.45% for the 2055 Fund, 0.45% for the 2060 Fund and 0.46% for the 2065 Fund.

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	13

Important information about expenses

Expense examples

Six months ended May 31, 2022

Lifecycle Funds Advisor Class	Beginning account value (12/1/21)	Ending account value (5/31/22)	Expenses paid during period (12/1/21–5/31/22	* )	Effective expenses paid during period (12/1/21–5/31/22	† )
Retirement Income Fund actual return	$1,000.00	$925.74	$1.58		$2.11
5% annual hypothetical return	1,000.00	1,023.29	1.66		2.22
2010 Fund actual return	1,000.00	925.41	1.58		2.06
5% annual hypothetical return	1,000.00	1,023.29	1.66		2.17
2015 Fund actual return	1,000.00	923.63	1.82		2.35
5% annual hypothetical return	1,000.00	1,023.04	1.92		2.47
2020 Fund actual return	1,000.00	919.26	1.63		2.25
5% annual hypothetical return	1,000.00	1,023.24	1.72		2.37
2025 Fund actual return	1,000.00	915.91	1.62		2.34
5% annual hypothetical return	1,000.00	1,023.24	1.72		2.47
2030 Fund actual return	1,000.00	911.48	1.48		2.24
5% annual hypothetical return	1,000.00	1,023.39	1.56		2.37
2035 Fund actual return	1,000.00	906.26	1.57		2.47
5% annual hypothetical return	1,000.00	1,023.29	1.66		2.62
2040 Fund actual return	1,000.00	902.93	1.47		2.42
5% annual hypothetical return	1,000.00	1,023.39	1.56		2.57
2045 Fund actual return	1,000.00	901.73	1.33		2.37
5% annual hypothetical return	1,000.00	1,023.54	1.41		2.52
2050 Fund actual return	1,000.00	901.10	1.42		2.51
5% annual hypothetical return	1,000.00	1,023.44	1.51		2.67
2055 Fund actual return	1,000.00	900.40	1.18		2.32
5% annual hypothetical return	1,000.00	1,023.68	1.26		2.47
2060 Fund actual return	1,000.00	900.52	1.23		2.37
5% annual hypothetical return	1,000.00	1,023.64	1.31		2.52
2065 Fund actual return	1,000.00	898.16	0.99		2.18
5% annual hypothetical return	1,000.00	1,023.88	1.06		2.32

14	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Important information about expenses

*	“Expenses paid during period” is based on each fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 182/365. There were 182 days in the six months ended May 31, 2022. The expense charges of one or more of the fund’s share classes may at times reflect a waiver or reimbursement. Please see the prospectus for an explanation, including the date on which this waiver or reimbursement is scheduled to end. Without such waiver or reimbursement, the expenses of the affected share classes would be higher and their performance lower. The annualized expense ratio for the six-month period was 0.33% for the Retirement Income Fund, 0.33% for the 2010 Fund, 0.38% for the 2015 Fund, 0.34% for the 2020 Fund, 0.34% for the 2025 Fund, 0.31% for the 2030 Fund, 0.33% for the 2035 Fund, 0.31% for the 2040 Fund, 0.28% for the 2045 Fund, 0.30% for the 2050 Fund, 0.25% for the 2055 Fund, 0.26% for the 2060 Fund and 0.21% for the 2065 Fund.
†	“Effective expenses paid during period” is based on each fund’s total expense ratio for the most recent fiscal half-year, which includes the fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.44% for the Retirement Income Fund, 0.43% for the 2010 Fund, 0.49% for the 2015 Fund, 0.47% for the 2020 Fund, 0.49% for the 2025 Fund, 0.47% for the 2030 Fund, 0.52% for the 2035 Fund, 0.51% for the 2040 Fund, 0.50% for the 2045 Fund, 0.53% for the 2050 Fund, 0.49% for the 2055 Fund, 0.50% for the 2060 Fund and 0.46% for the 2065 Fund.

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	15

Important information about expenses

Expense examples

Six months ended May 31, 2022

Lifecycle Funds Premier Class	Beginning account value (12/1/21)	Ending account value (5/31/22)	Expenses paid during period (12/1/21–5/31/22	* )	Effective expenses paid during period (12/1/21–5/31/22	† )
Retirement Income Fund actual return	$1,000.00	$925.31	$1.97		$2.50
5% annual hypothetical return	1,000.00	1,022.89	2.07		2.62
2010 Fund actual return	1,000.00	925.59	1.97		2.45
5% annual hypothetical return	1,000.00	1,022.89	2.07		2.57
2015 Fund actual return	1,000.00	923.41	1.97		2.54
5% annual hypothetical return	1,000.00	1,022.89	2.07		2.67
2020 Fund actual return	1,000.00	918.81	1.96		2.58
5% annual hypothetical return	1,000.00	1,022.89	2.07		2.72
2025 Fund actual return	1,000.00	914.65	1.96		2.67
5% annual hypothetical return	1,000.00	1,022.89	2.07		2.82
2030 Fund actual return	1,000.00	910.68	1.91		2.72
5% annual hypothetical return	1,000.00	1,022.94	2.02		2.87
2035 Fund actual return	1,000.00	906.78	1.85		2.76
5% annual hypothetical return	1,000.00	1,022.99	1.97		2.92
2040 Fund actual return	1,000.00	903.44	1.80		2.80
5% annual hypothetical return	1,000.00	1,023.04	1.92		2.97
2045 Fund actual return	1,000.00	901.26	1.75		2.84
5% annual hypothetical return	1,000.00	1,023.09	1.87		3.02
2050 Fund actual return	1,000.00	900.54	1.71		2.84
5% annual hypothetical return	1,000.00	1,023.14	1.82		3.02
2055 Fund actual return	1,000.00	900.06	1.71		2.84
5% annual hypothetical return	1,000.00	1,023.14	1.82		3.02
2060 Fund actual return	1,000.00	899.66	1.66		2.84
5% annual hypothetical return	1,000.00	1,023.19	1.77		3.02
2065 Fund actual return	1,000.00	900.65	1.71		2.89
5% annual hypothetical return	1,000.00	1,023.14	1.82		3.07

16	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Important information about expenses

*	“Expenses paid during period” is based on each fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 182/365. There were 182 days in the six months ended May 31, 2022. The expense charges of one or more of the fund’s share classes may at times reflect a waiver or reimbursement. Please see the prospectus for an explanation, including the date on which this waiver or reimbursement is scheduled to end. Without such waiver or reimbursement, the expenses of the affected share classes would be higher and their performance lower. The annualized expense ratio for the six-month period was 0.41% for the Retirement Income Fund, 0.41% for the 2010 Fund, 0.41% for the 2015 Fund, 0.41% for the 2020 Fund, 0.41% for the 2025 Fund, 0.40% for the 2030 Fund, 0.39% for the 2035 Fund, 0.38% for the 2040 Fund, 0.37% for the 2045 Fund, 0.36% for the 2050 Fund, 0.36% for the 2055 Fund, 0.35% for the 2060 Fund and 0.36% for the 2065 Fund.
†	“Effective expenses paid during period” is based on each fund’s total expense ratio for the most recent fiscal half-year, which includes the fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.52% for the Retirement Income Fund, 0.51% for the 2010 Fund, 0.53% for the 2015 Fund, 0.54% for the 2020 Fund, 0.56% for the 2025 Fund, 0.57% for the 2030 Fund, 0.58% for the 2035 Fund, 0.59% for the 2040 Fund, 0.60% for the 2045 Fund, 0.60% for the 2050 Fund, 0.60% for the 2055 Fund, 0.60% for the 2060 Fund and 0.61% for the 2065 Fund.

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	17

Important information about expenses

Expense examples

Six months ended May 31, 2022

Lifecycle Funds Retirement Class	Beginning account value (12/1/21)	Ending account value (5/31/22)	Expenses paid during period (12/1/21–5/31/22	* )	Effective expenses paid during period (12/1/21–5/31/22	† )
Retirement Income Fund actual return	$1,000.00	$924.84	$2.40		$2.93
5% annual hypothetical return	1,000.00	1,022.44	2.52		3.07
2010 Fund actual return	1,000.00	924.39	2.45		2.93
5% annual hypothetical return	1,000.00	1,022.39	2.57		3.07
2015 Fund actual return	1,000.00	922.71	2.44		3.02
5% annual hypothetical return	1,000.00	1,022.39	2.57		3.18
2020 Fund actual return	1,000.00	918.33	2.44		3.06
5% annual hypothetical return	1,000.00	1,022.39	2.57		3.23
2025 Fund actual return	1,000.00	914.55	2.43		3.15
5% annual hypothetical return	1,000.00	1,022.39	2.57		3.33
2030 Fund actual return	1,000.00	910.54	2.38		3.19
5% annual hypothetical return	1,000.00	1,022.44	2.52		3.38
2035 Fund actual return	1,000.00	905.30	2.33		3.23
5% annual hypothetical return	1,000.00	1,022.49	2.47		3.43
2040 Fund actual return	1,000.00	902.80	2.28		3.27
5% annual hypothetical return	1,000.00	1,022.54	2.42		3.48
2045 Fund actual return	1,000.00	900.55	2.23		3.32
5% annual hypothetical return	1,000.00	1,022.59	2.37		3.53
2050 Fund actual return	1,000.00	900.33	2.18		3.32
5% annual hypothetical return	1,000.00	1,022.64	2.32		3.53
2055 Fund actual return	1,000.00	900.00	2.18		3.32
5% annual hypothetical return	1,000.00	1,022.64	2.32		3.53
2060 Fund actual return	1,000.00	899.76	2.13		3.32
5% annual hypothetical return	1,000.00	1,022.69	2.27		3.53
2065 Fund actual return	1,000.00	900.22	2.18		3.36
5% annual hypothetical return	1,000.00	1,022.64	2.32		3.58

18	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Important information about expenses

*	“Expenses paid during period” is based on each fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 182/365. There were 182 days in the six months ended May 31, 2022. The expense charges of one or more of the fund’s share classes may at times reflect a waiver or reimbursement. Please see the prospectus for an explanation, including the date on which this waiver or reimbursement is scheduled to end. Without such waiver or reimbursement, the expenses of the affected share classes would be higher and their performance lower. The annualized expense ratio for the six-month period was 0.50% for the Retirement Income Fund, 0.51% for the 2010 Fund, 0.51% for the 2015 Fund, 0.51% for the 2020 Fund, 0.51% for the 2025 Fund, 0.50% for the 2030 Fund, 0.49% for the 2035 Fund, 0.48% for the 2040 Fund, 0.47% for the 2045 Fund, 0.46% for the 2050 Fund, 0.46% for the 2055 Fund, 0.45% for the 2060 Fund and 0.46% for the 2065 Fund.
†	“Effective expenses paid during period” is based on each fund’s total expense ratio for the most recent fiscal half-year, which includes the fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.61% for the Retirement Income Fund, 0.61% for the 2010 Fund, 0.63% for the 2015 Fund, 0.64% for the 2020 Fund, 0.66% for the 2025 Fund, 0.67% for the 2030 Fund, 0.68% for the 2035 Fund, 0.69% for the 2040 Fund, 0.70% for the 2045 Fund, 0.70% for the 2050 Fund, 0.70% for the 2055 Fund, 0.70% for the 2060 Fund and 0.71% for the 2065 Fund.

Expense examples

Six months ended May 31, 2022

Lifecycle Funds Retail Class	Beginning account value (12/1/21)	Ending account value (5/31/22)	Expenses paid during period (12/1/21–5/31/22	* )	Effective expenses paid during period (12/1/21–5/31/22	† )
Retirement Income Fund actual return	$1,000.00	$924.92	$2.35		$2.88
5% annual hypothetical return	1,000.00	1,022.49	2.47		3.02

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 182/365. There were 182 days in the six months ended May 31, 2022. The expense charges of this fund may at times reflect a waiver or reimbursement. Please see the prospectus for an explanation, including the date on which this waiver or reimbursement is scheduled to end. Without such waiver or reimbursement, the expenses of the fund would be higher and its performance lower. The annualized expense ratio for the six-month period was 0.49% for the Retirement Income Fund.
†	“Effective expenses paid during period” is based on the Fund’s total expense ratio for the most recent fiscal half-year, which includes the fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.60% for the Retirement Income Fund.

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	19

Investment results of the Lifecycle Funds

Performance for the twelve months ended May 31, 2022

All of the TIAA-CREF Lifecycle Funds generated losses and trailed their respective benchmarks. Returns for the Retirement Class ranged from –6.49% for the Retirement Income Fund to –8.97% for the 2055 and 2060 Funds. The performance tables show returns for all share classes of the funds.

For the twelve months, the margin of underperformance of the Lifecycle Funds, in relation to their respective composite benchmarks, ranged from 0.46 of a percentage point for the Retirement Income Fund to 2.35 percentage points for the 2060 Fund. (All results for the Lifecycle Funds are for the Retirement Class.)

Financial markets generally declined in a difficult environment

The U.S. economy expanded early in the period before contracting in the first quarter of 2022. Real gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at annualized rates of 2.3% and 6.9%, respectively, in the third and fourth quarters of 2021. However, GDP contracted by 1.5% in the first quarter of 2022, according to the government’s “second” estimate. Unemployment declined from 5.9% in June 2021 to 3.6% in May 2022. Core inflation, which measures all items except food and energy, rose 6.0% over the twelve months ended May 31, 2022. Oil prices increased from nearly $68 per barrel to more than $114.

The Federal Reserve responded to rising inflation by increasing the federal funds target rate in March and May of 2022. Over the period, policymakers raised the key short-term interest-rate measure to 0.75%–1.00% and indicated further increases were likely.

Domestic and foreign stocks both recorded losses for the period. The Russell 3000® Index, a broad measure of the U.S. stock market, returned –3.68%. The MSCI ACWI ex USA Investable Market Index (IMI), which measures the performance of large-, mid- and small-cap equities in 22 of 23 developed-markets countries (excluding the United States) and 24 emerging-markets countries, returned –12.54% in U.S.-dollar terms.

U.S. investment-grade bonds were hurt by the impact of rising yields across both short- and long-term maturities (bond prices move in the opposite direction of yields). The broad domestic investment-grade fixed-rate bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned –8.22%. Short-term bonds, as measured by the Bloomberg U.S. 1–3 Year Government/Credit Index, returned –3.03%.

Equity funds recorded largest losses

The Lifecycle Funds may invest in up to six sectors of the investment markets, including U.S. equity (stocks), international equity (foreign stocks),

20	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

fixed income, short-term fixed income, inflation-protected assets and direct real estate. The Lifecycle Funds do this by investing in various underlying funds that, in turn, buy stocks, fixed-income instruments and commercial real estate in these six market sectors. (Other than the Nuveen International Growth Fund, the Nuveen Growth Opportunities ETF and the Nuveen Dividend Growth Fund, all funds mentioned below are TIAA-CREF Funds.)

For the twelve-month period, the funds’ absolute returns—that is, without regard to the performance of their respective composite benchmarks—were hampered by losses among domestic and international stocks, as well as declines among most fixed-income investments. Among domestic stock funds, the Large-Cap Growth Fund recorded the largest loss, followed by the Quant Small-Cap Equity Fund. The Large-Cap Value Fund registered a modest gain. Among foreign stock funds, the Emerging Markets Equity Fund produced the largest loss, followed by the International Opportunities Fund and the International Equity Fund.

Among fixed-income funds, the Emerging Markets Debt Fund was the worst performer, followed by declines in the Core Bond Fund, International Bond Fund, Core Plus Bond Fund and the High-Yield Fund. The Inflation-Linked Bond Fund produced a small gain.

Stock and bond funds hindered relative performance

All of the Lifecycle Funds trailed their composite benchmarks, primarily due to the performance of underlying funds investing in U.S. and foreign stocks. Among domestic equity funds, the Large-Cap Growth Fund detracted most from relative performance, followed by the Nuveen Growth Opportunities ETF and the Growth & Income Fund. That impact was partially offset by superior relative performance from the Nuveen Dividend Growth Fund, the Quant Small/Mid-Cap Equity Fund and the Quant Small-Cap Equity Fund. Among international funds, the Nuveen International Growth Fund was the largest detractor from relative performance, followed by the International Opportunities Fund.

Among fixed-income funds, the Core Bond Fund and the International Bond Fund detracted most from relative performance, while the Emerging Markets Debt Fund and the Short-Term Bond Fund were the most beneficial.

The Lifecycle Funds with larger fixed-income allocations produced smaller losses for the twelve-month period. For example, the Retirement Income Fund and the 2010 Fund, which seek to invest about 60% of their assets in fixed-income securities, recorded the smallest declines. By contrast, the 2055 and 2060 Funds, each of which invests more than 90% of its assets in stocks, generated the largest losses. (Performance of the Lifecycle Funds’ underlying TIAA-CREF Funds can be found at TIAA.org/performance.)

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	21

Lifecycle Retirement Income Fund

Performance as of May 31, 2022

Lifecycle Retirement Income Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	11/30/07	–6.25%	4.93%	5.89%		0.53%	0.37%
Advisor Class	12/4/15	–6.33	4.85	5.76	†	0.61	0.46
Premier Class	9/30/09	–6.40	4.76	5.73		0.68	0.52
Retirement Class	11/30/07	–6.49	4.66	5.63		0.78	0.62
Retail Class	11/30/07	–6.49	4.66	5.63		0.81	0.62
Lifecycle Retirement Income Fund Composite Index‡	—	–6.03	5.28	5.81		—	—
Broad market index
S&P Target Date Retirement Income Index	—	–5.63	3.94	4.48		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and certain waivers will continue through at least September 30, 2022, and certain other waivers will remain in effect through at least September 30, 2024, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle Retirement Income Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 26.0% Russell 3000® Index; 14.0% MSCI All Country World Index ex USA Investable Market Index; 10.0% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 10.0% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

22	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Lifecycle Retirement Income Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	22.12	22.75
International equity	12.07	12.25
Fixed income
Fixed income	40.12	40.00
Short-term fixed income	10.03	10.00
Inflation-protected assets	9.99	10.00
Direct real estate	5.79	5.00
Other assets & liabilities, net	–0.12	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	23

Lifecycle 2010 Fund

Performance as of May 31, 2022

Lifecycle 2010 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	1/17/07	–6.34%	5.00%	6.30%		0.52%	0.37%
Advisor Class	12/4/15	–6.32	5.01	6.20	†	0.60	0.45
Premier Class	9/30/09	–6.45	4.85	6.14		0.67	0.52
Retirement Class	10/15/04	–6.56	4.73	6.03		0.77	0.62
Lifecycle 2010 Fund Composite Index‡	—	–5.94	5.35	6.23		—	—
Broad market index
S&P Target Date 2010 Index	—	–5.50	4.56	5.41		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and certain waivers will continue through at least September 30, 2022, and certain other waivers will remain in effect through at least September 30, 2024, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle 2010 Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 24.8% Russell 3000® Index; 13.3% MSCI All Country World Index ex USA Investable Market Index; 11.9% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 10.0% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

24	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Lifecycle 2010 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	21.56	22.10
International equity	11.77	11.90
Fixed income
Fixed income	40.06	40.00
Short-term fixed income	11.90	12.00
Inflation-protected assets	9.97	10.00
Direct real estate	4.71	4.00
Other assets & liabilities, net	0.03	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	25

Lifecycle 2015 Fund

Performance as of May 31, 2022

Lifecycle 2015 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	1/17/07	–6.43%	5.37%	6.83%		0.53%	0.38%
Advisor Class	12/4/15	–6.61	5.32	6.70	†	0.62	0.48
Premier Class	9/30/09	–6.54	5.24	6.68		0.68	0.53
Retirement Class	10/15/04	–6.73	5.12	6.57		0.78	0.63
Lifecycle 2015 Fund Composite Index‡	—	–6.13	5.76	6.80		—	—
Broad market index
S&P Target Date 2015 Index	—	–5.47	5.01	6.22		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and certain waivers will continue through at least September 30, 2022, and certain other waivers will remain in effect through at least September 30, 2024, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle 2015 Fund Composite Index consisted of: 39.3% Bloomberg U.S. Aggregate Bond Index; 28.0% Russell 3000® Index; 15.1% MSCI All Country World Index ex USA Investable Market Index; 8.8% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 8.8% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

26	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Lifecycle 2015 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	24.09	24.70
International equity	13.15	13.30
Fixed income
Fixed income	39.43	39.40
Short-term fixed income	8.76	8.80
Inflation-protected assets	8.73	8.80
Direct real estate	5.77	5.00
Other assets & liabilities, net	0.07	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	27

Lifecycle 2020 Fund

Performance as of May 31, 2022

Lifecycle 2020 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	1/17/07	–6.86%	5.74%	7.45%		0.53%	0.39%
Advisor Class	12/4/15	–6.93	5.69	7.33	†	0.61	0.47
Premier Class	9/30/09	–7.06	5.57	7.29		0.68	0.54
Retirement Class	10/15/04	–7.17	5.47	7.18		0.78	0.64
Lifecycle 2020 Fund Composite Index‡	—	–6.32	6.20	7.49		—	—
Broad market index
S&P Target Date 2020 Index	—	–5.67	5.29	6.85		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and certain waivers will continue through at least September 30, 2022, and certain other waivers will remain in effect through at least September 30, 2024, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle 2020 Fund Composite Index consisted of: 38.4% Bloomberg U.S. Aggregate Bond Index; 31.2% Russell 3000® Index; 16.8% MSCI All Country World Index ex USA Investable Market Index; 6.8% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 6.8% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

28	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Lifecycle 2020 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	27.32	27.95
International equity	14.92	15.05
Fixed income
Fixed income	38.40	38.40
Short-term fixed income	6.76	6.80
Inflation-protected assets	6.73	6.80
Direct real estate	5.75	5.00
Other assets & liabilities, net	0.12	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	29

Lifecycle 2025 Fund

Performance as of May 31, 2022

Lifecycle 2025 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	1/17/07	–7.33%	6.33%	8.20%		0.56%	0.41%
Advisor Class	12/4/15	–7.32	6.28	8.07	†	0.64	0.49
Premier Class	9/30/09	–7.44	6.18	8.04		0.71	0.56
Retirement Class	10/15/04	–7.55	6.06	7.92		0.81	0.66
Lifecycle 2025 Fund Composite Index‡	—	–6.47	6.85	8.29		—	—
Broad market index
S&P Target Date 2025 Index	—	–5.82	6.09	7.67		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and certain waivers will continue through at least September 30, 2022, and certain other waivers will remain in effect through at least September 30, 2024, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle 2025 Fund Composite Index consisted of: 35.7% Russell 3000® Index; 35.5% Bloomberg U.S. Aggregate Bond Index; 19.2% MSCI All Country World Index ex USA Investable Market Index; 4.8% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 4.8% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

30	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Lifecycle 2025 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	32.24	32.76
International equity	17.61	17.64
Fixed income
Fixed income	34.81	35.00
Short-term fixed income	4.76	4.80
Inflation-protected assets	4.75	4.80
Direct real estate	5.74	5.00
Other assets & liabilities, net	0.09	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	31

Lifecycle 2030 Fund

Performance as of May 31, 2022

Lifecycle 2030 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	1/17/07	–7.66%	6.94%	8.92%		0.58%	0.42%
Advisor Class	12/4/15	–7.71	6.87	8.79	†	0.66	0.50
Premier Class	9/30/09	–7.87	6.78	8.75		0.73	0.57
Retirement Class	10/15/04	–7.94	6.65	8.65		0.83	0.67
Lifecycle 2030 Fund Composite Index‡	—	–6.62	7.51	9.09		—	—
Broad market index
S&P Target Date 2030 Index	—	–5.97	6.81	8.42		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and certain waivers will continue through at least September 30, 2022, and certain other waivers will remain in effect through at least September 30, 2024, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle 2030 Fund Composite Index consisted of: 40.9% Russell 3000® Index; 31.5% Bloomberg U.S. Aggregate Bond Index; 22.0% MSCI All Country World Index ex USA Investable Market Index; 2.8% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 2.8% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

32	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Lifecycle 2030 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	38.17	38.61
International equity	20.84	20.79
Fixed income
Fixed income	29.64	30.00
Short-term fixed income	2.76	2.80
Inflation-protected assets	2.75	2.80
Direct real estate	5.72	5.00
Other assets & liabilities, net	0.12	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	33

Lifecycle 2035 Fund

Performance as of May 31, 2022

Lifecycle 2035 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	1/17/07	–8.19%	7.48%	9.59%		0.60%	0.43%
Advisor Class	12/4/15	–8.20	7.43	9.45	†	0.69	0.52
Premier Class	9/30/09	–8.29	7.32	9.42		0.75	0.58
Retirement Class	10/15/04	–8.42	7.21	9.30		0.85	0.68
Lifecycle 2035 Fund Composite Index‡	—	–6.78	8.14	9.85		—	—
Broad market index
S&P Target Date 2035 Index	—	–6.07	7.57	9.13		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and certain waivers will continue through at least September 30, 2022, and certain other waivers will remain in effect through at least September 30, 2024, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle 2035 Fund Composite Index consisted of: 46.1% Russell 3000® Index; 27.5% Bloomberg U.S. Aggregate Bond Index; 24.8% MSCI All Country World Index ex USA Investable Market Index; 0.8% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 0.8% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

34	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Lifecycle 2035 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	44.07	44.46
International equity	24.07	23.94
Fixed income
Fixed income	24.52	25.00
Short-term fixed income	0.75	0.80
Inflation-protected assets	0.75	0.80
Direct real estate	5.70	5.00
Other assets & liabilities, net	0.14	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	35

Lifecycle 2040 Fund

Performance as of May 31, 2022

Lifecycle 2040 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	1/17/07	–8.47%	8.04%	10.11%		0.62%	0.44%
Advisor Class	12/4/15	–8.55	8.00	9.98	†	0.70	0.52
Premier Class	9/30/09	–8.57	7.91	9.96		0.77	0.59
Retirement Class	10/15/04	–8.67	7.80	9.85		0.87	0.69
Lifecycle 2040 Fund Composite Index‡	—	–6.77	8.79	10.47		—	—
Broad market index
S&P Target Date 2040 Index	—	–6.07	8.11	9.64		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and certain waivers will continue through at least September 30, 2022, and certain other waivers will remain in effect through at least September 30, 2024, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle 2040 Fund Composite Index consisted of: 51.3% Russell 3000® Index; 27.6% MSCI All Country World Index ex USA Investable Market Index; and 21.1% Bloomberg U.S. Aggregate Bond Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

36	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Lifecycle 2040 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	49.95	50.31
International equity	27.31	27.09
Fixed income	16.91	17.60
Direct real estate	5.68	5.00
Other assets & liabilities, net	0.15	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	37

Lifecycle 2045 Fund

Performance as of May 31, 2022

Lifecycle 2045 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	11/30/07	–8.63%	8.57%	10.43%		0.64%	0.45%
Advisor Class	12/4/15	–8.67	8.54	10.31	†	0.72	0.53
Premier Class	9/30/09	–8.77	8.40	10.26		0.79	0.60
Retirement Class	11/30/07	–8.89	8.29	10.15		0.89	0.70
Lifecycle 2045 Fund Composite Index‡	—	–6.66	9.38	10.83		—	—
Broad market index
S&P Target Date 2045 Index	—	–6.04	8.40	9.98		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and certain waivers will continue through at least September 30, 2022, and certain other waivers will remain in effect through at least September 30, 2024, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle 2045 Fund Composite Index consisted of: 56.5% Russell 3000® Index; 30.4% MSCI All Country World Index ex USA Investable Market Index; and 13.1% Bloomberg U.S. Aggregate Bond Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

38	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Lifecycle 2045 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	55.83	56.16
International equity	30.51	30.24
Fixed income	7.82	8.60
Direct real estate	5.66	5.00
Other assets & liabilities, net	0.18	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	39

Lifecycle 2050 Fund

Performance as of May 31, 2022

Lifecycle 2050 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	11/30/07	–8.73%	8.68%	10.50%		0.65%	0.45%
Advisor Class	12/4/15	–8.75	8.65	10.38	†	0.73	0.53
Premier Class	9/30/09	–8.86	8.52	10.34		0.80	0.60
Retirement Class	11/30/07	–8.93	8.42	10.23		0.90	0.70
Lifecycle 2050 Fund Composite Index‡	—	–6.65	9.53	10.93		—	—
Broad market index
S&P Target Date 2050 Index	—	–6.07	8.57	10.24		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and certain waivers will continue through at least September 30, 2022, and certain other waivers will remain in effect through at least September 30, 2024, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle 2050 Fund Composite Index consisted of: 59.0% Russell 3000® Index; 31.8% MSCI All Country World Index ex USA Investable Market Index; and 9.2% Bloomberg U.S. Aggregate Bond Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

40	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Lifecycle 2050 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	58.56	58.99
International equity	31.99	31.76
Fixed income	3.62	4.25
Direct real estate	5.65	5.00
Other assets & liabilities, net	0.18	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	41

Lifecycle 2055 Fund

Performance as of May 31, 2022

Lifecycle 2055 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	4/29/11	–8.73%	8.75%	10.56%		0.68%	0.45%
Advisor Class	12/4/15	–8.78	8.72	10.44	†	0.76	0.53
Premier Class	4/29/11	–8.86	8.59	10.40		0.81	0.60
Retirement Class	4/29/11	–8.97	8.49	10.28		0.91	0.70
Lifecycle 2055 Fund Composite Index‡	—	–6.63	9.63	11.01		—	—
Broad market index
S&P Target Date 2055 Index	—	–6.08	8.63	10.41		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and certain waivers will continue through at least September 30, 2022, and certain other waivers will remain in effect through at least September 30, 2024, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle 2055 Fund Composite Index consisted of: 59.8% Russell 3000® Index; 32.2% MSCI All Country World Index ex USA Investable Market Index; and 8.0% Bloomberg U.S. Aggregate Bond Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

42	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Lifecycle 2055 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	59.35	59.80
International equity	32.42	32.20
Fixed income	2.38	3.00
Direct real estate	5.65	5.00
Other assets & liabilities, net	0.20	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	43

Lifecycle 2060 Fund

Performance as of May 31, 2022

Lifecycle 2060 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	since inception		gross	net
Institutional Class	9/26/14	–8.71%	8.85%	8.45%		0.71%	0.45%
Advisor Class	12/4/15	–8.77	8.80	8.37	†	0.79	0.53
Premier Class	9/26/14	–8.92	8.68	8.28		0.86	0.60
Retirement Class	9/26/14	–8.97	8.58	8.18		0.96	0.70
Lifecycle 2060 Fund Composite Index‡	—	–6.62	9.73	8.95	§	—	—
Broad market index
S&P Target Date 2060 Index	—	–6.14	8.70	8.18	§	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and certain waivers will continue through at least September 30, 2022, and certain other waivers will remain in effect through at least September 30, 2024, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle 2060 Fund Composite Index consisted of: 60.6% Russell 3000® Index; 32.7% MSCI All Country World Index ex USA Investable Market Index; and 6.7% Bloomberg U.S. Aggregate Bond Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.
§	Performance is calculated from the inception date of the Retirement Class.

44	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Lifecycle 2060 Fund

$10,000 invested at Fund’s inception

Retirement Class (inception September 26, 2014)

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	60.16	60.61
International equity	32.84	32.64
Fixed income	1.16	1.75
Direct real estate	5.63	5.00
Other assets & liabilities, net	0.21	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	45

Lifecycle 2065 Fund

Performance as of May 31, 2022

Lifecycle 2065 Fund		Total Return	Average annual total return		Annual operating expenses*#
	Inception date	1 year	since inception		gross	net
Institutional Class	9/30/20	–8.52%	9.82%		3.74%	0.45%
Advisor Class	9/30/20	–8.96	9.42		3.82	0.53
Premier Class	9/30/20	–8.78	9.50		3.91	0.60
Retirement Class	9/30/20	–8.46	9.66		4.04	0.70
Lifecycle 2065 Fund Composite Index‡	—	–6.60	10.93	§	—	—
Broad market index**
S&P Target Date 2065+ Index	—	–6.00	11.48	§	—	—
S&P Target Date 2060 Index	—	–6.14	11.39	§	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and certain waivers will continue through at least September 30, 2022, and certain other waivers will remain in effect through at least September 30, 2024, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
‡	As of the close of business on May 31, 2022, the Lifecycle 2065 Fund Composite Index consisted of: 61.4% Russell 3000® Index; 33.1% MSCI All Country World Index ex USA Investable Market Index; and 5.5% Bloomberg U.S. Aggregate Bond Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.
§	Performance is calculated from the inception date of the Retirement Class.
**	Previously, the Fund’s broad-market index comparison was to the S&P Target Date 2060 Index (formerly known as the S&P Target Date 2060+ Index), instead of the S&P Target Date 2065+ Index shown in the chart above. The returns of the S&P Target Date 2065+ Index, which Standard & Poor’s launched in 2021, are more appropriate for comparison purposes because they reflect multi-asset class exposure for the same target date as the Fund.

46	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Lifecycle 2065 Fund

$10,000 invested at Fund’s inception

Retirement Class (inception September 30, 2020)

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	60.86	61.43
International equity	33.23	33.07
Fixed income	0.03	0.50
Direct real estate	5.62	5.00
Other assets & liabilities, net	0.26	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	47

Portfolio of investments

Lifecycle Retirement Income Fund  ■  May 31, 2022

Shares		Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—100.1%[a]
DIRECT REAL ESTATE—5.8%
2,256,802	b	TIAA-CREF Real Property Fund LP (purchased 8/01/16–5/26/22; cost $24,186,249)		$30,624,809	5.8%
		TOTAL DIRECT REAL ESTATE		30,624,809	5.8
FIXED INCOME—40.1%
11,553,547		TIAA-CREF Core Bond Fund		110,567,449	20.9
7,194,948		TIAA-CREF Core Plus Bond Fund		69,071,504	13.0
1,288,679		TIAA-CREF Emerging Markets Debt Fund		10,863,568	2.1
1,229,059		TIAA-CREF High-Yield Fund		10,754,270	2.0
1,240,843		TIAA-CREF International Bond Fund		11,068,322	2.1
		TOTAL FIXED INCOME		212,325,113	40.1
INFLATION-PROTECTED ASSETS—10.0%
4,515,787		TIAA-CREF Inflation-Linked Bond Fund		52,879,871	10.0
		TOTAL INFLATION-PROTECTED ASSETS		52,879,871	10.0
INTERNATIONAL EQUITY—12.1%
310,971		Nuveen International Growth Fund		13,648,513	2.6
968,291		TIAA-CREF Emerging Markets Equity Fund		7,910,935	1.5
1,588,096		TIAA-CREF International Equity Fund		19,454,174	3.7
954,494		TIAA-CREF International Opportunities Fund		13,735,162	2.6
879,764		TIAA-CREF Quant International Small-Cap Equity Fund		9,149,542	1.7
		TOTAL INTERNATIONAL EQUITY		63,898,326	12.1
SHORT-TERM FIXED INCOME—10.0%
5,286,913		TIAA-CREF Short-Term Bond Fund		53,080,604	10.0
		TOTAL SHORT-TERM FIXED INCOME		53,080,604	10.0
U.S. EQUITY—22.1%
316,196		Nuveen Dividend Growth Fund		16,654,039	3.2
1,284,505		Nuveen Dividend Value Fund		19,062,054	3.6
897,046		Nuveen Growth Opportunities ETF		17,698,718	3.3
1,158,977		TIAA-CREF Growth & Income Fund		16,758,801	3.2
975,695		TIAA-CREF Large-Cap Growth Fund		17,650,331	3.3
932,257		TIAA-CREF Large-Cap Value Fund		19,083,300	3.6
283,397		TIAA-CREF Quant Small-Cap Equity Fund		4,636,375	0.9
412,710		TIAA-CREF Quant Small/Mid-Cap Equity Fund		5,517,928	1.0
		TOTAL U.S. EQUITY		117,061,546	22.1
		TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $516,008,619)	529,870,269	100.1

		TOTAL PORTFOLIO	(Cost $516,008,619)	529,870,269	100.1
		OTHER ASSETS & LIABILITIES, NET		(635,822)	(0.1)
		NET ASSETS		$529,234,447	100.0%

ETF Exchange Traded Fund

[a]	The Fund invests its assets in the affiliated TIAA-CREF Real Property Fund LP, the affiliated Nuveen Growth Opportunities ETF, Class W shares of the affiliated TIAA-CREF Funds and Class R6 shares of the affiliated Nuveen Funds.
[b]	Restricted security. At 5/31/22, the total value of this security amounted to $30,624,809 or 5.8% of net assets.

48	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements

Portfolio of investments

Lifecycle 2010 Fund  ■  May 31, 2022

Shares		Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—100.0%[a]
DIRECT REAL ESTATE—4.7%
3,619,973	b	TIAA-CREF Real Property Fund LP (purchased 7/01/16–5/26/22; cost $37,835,366)		$49,123,040	4.7%
		TOTAL DIRECT REAL ESTATE		49,123,040	4.7
FIXED INCOME—40.0%
22,702,070		TIAA-CREF Core Bond Fund		217,258,806	20.9
14,165,631		TIAA-CREF Core Plus Bond Fund		135,990,055	13.0
2,519,638		TIAA-CREF Emerging Markets Debt Fund		21,240,547	2.0
2,394,565		TIAA-CREF High-Yield Fund		20,952,445	2.0
2,437,905		TIAA-CREF International Bond Fund		21,746,110	2.1
		TOTAL FIXED INCOME		417,187,963	40.0
INFLATION-PROTECTED ASSETS—10.0%
8,873,915		TIAA-CREF Inflation-Linked Bond Fund		103,913,550	10.0
		TOTAL INFLATION-PROTECTED ASSETS		103,913,550	10.0
INTERNATIONAL EQUITY—11.8%
597,917		Nuveen International Growth Fund		26,242,571	2.5
1,859,874		TIAA-CREF Emerging Markets Equity Fund		15,195,170	1.5
3,046,295		TIAA-CREF International Equity Fund		37,317,111	3.6
1,831,012		TIAA-CREF International Opportunities Fund		26,348,256	2.5
1,689,147		TIAA-CREF Quant International Small-Cap Equity Fund		17,567,129	1.7
		TOTAL INTERNATIONAL EQUITY		122,670,237	11.8
SHORT-TERM FIXED INCOME—11.9%
12,352,901		TIAA-CREF Short-Term Bond Fund		124,023,123	11.9
		TOTAL SHORT-TERM FIXED INCOME		124,023,123	11.9
U.S. EQUITY—21.6%
606,889		Nuveen Dividend Growth Fund		31,964,855	3.1
2,463,960		Nuveen Dividend Value Fund		36,565,173	3.5
1,723,107		Nuveen Growth Opportunities ETF		33,996,901	3.3
2,223,439		TIAA-CREF Growth & Income Fund		32,150,930	3.1
1,872,205		TIAA-CREF Large-Cap Growth Fund		33,868,182	3.2
1,788,498		TIAA-CREF Large-Cap Value Fund		36,610,558	3.5
543,623		TIAA-CREF Quant Small-Cap Equity Fund		8,893,667	0.9
791,806		TIAA-CREF Quant Small/Mid-Cap Equity Fund		10,586,451	1.0
		TOTAL U.S. EQUITY		224,636,717	21.6
		TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $989,265,794)	1,041,554,630	100.0

		TOTAL PORTFOLIO	(Cost $989,265,794)	1,041,554,630	100.0
		OTHER ASSETS & LIABILITIES, NET		324,341	0.0
		NET ASSETS		$1,041,878,971	100.0%

ETF Exchange Traded Fund

[a]	The Fund invests its assets in the affiliated TIAA-CREF Real Property Fund LP, the affiliated Nuveen Growth Opportunities ETF, Class W shares of the affiliated TIAA-CREF Funds and Class R6 shares of the affiliated Nuveen Funds.
[b]	Restricted security. At 5/31/22, the total value of this security amounted to $49,123,040 or 4.7% of net assets.

See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	49

Portfolio of investments

Lifecycle 2015 Fund  ■  May 31, 2022

Shares		Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.9%[a]
DIRECT REAL ESTATE—5.8%
6,259,166	b	TIAA-CREF Real Property Fund LP (purchased 11/28/16–5/26/22; cost $66,459,647)		$84,936,878	5.8%
		TOTAL DIRECT REAL ESTATE		84,936,878	5.8
FIXED INCOME—39.4%
31,601,630		TIAA-CREF Core Bond Fund		302,427,596	20.6
19,659,403		TIAA-CREF Core Plus Bond Fund		188,730,264	12.8
3,492,490		TIAA-CREF Emerging Markets Debt Fund		29,441,694	2.0
3,325,196		TIAA-CREF High-Yield Fund		29,095,466	2.0
3,377,530		TIAA-CREF International Bond Fund		30,127,569	2.0
		TOTAL FIXED INCOME		579,822,589	39.4
INFLATION-PROTECTED ASSETS—8.7%
10,963,085		TIAA-CREF Inflation-Linked Bond Fund		128,377,721	8.7
		TOTAL INFLATION-PROTECTED ASSETS		128,377,721	8.7
INTERNATIONAL EQUITY—13.1%
942,008		Nuveen International Growth Fund		41,344,736	2.8
2,931,052		TIAA-CREF Emerging Markets Equity Fund		23,946,693	1.6
4,808,307		TIAA-CREF International Equity Fund		58,901,761	4.0
2,889,234		TIAA-CREF International Opportunities Fund		41,576,071	2.8
2,661,741		TIAA-CREF Quant International Small-Cap Equity Fund		27,682,108	1.9
		TOTAL INTERNATIONAL EQUITY		193,451,369	13.1
SHORT-TERM FIXED INCOME—8.8%
12,838,609		TIAA-CREF Short-Term Bond Fund		128,899,632	8.8
		TOTAL SHORT-TERM FIXED INCOME		128,899,632	8.8
U.S. EQUITY—24.1%
955,470		Nuveen Dividend Growth Fund		50,324,601	3.4
3,888,039		Nuveen Dividend Value Fund		57,698,499	3.9
2,722,225		Nuveen Growth Opportunities ETF		53,709,499	3.7
3,507,329		TIAA-CREF Growth & Income Fund		50,715,974	3.5
2,951,304		TIAA-CREF Large-Cap Growth Fund		53,389,094	3.6
2,821,317		TIAA-CREF Large-Cap Value Fund		57,752,362	3.9
857,833		TIAA-CREF Quant Small-Cap Equity Fund		14,034,147	1.0
1,248,752		TIAA-CREF Quant Small/Mid-Cap Equity Fund		16,695,813	1.1
		TOTAL U.S. EQUITY		354,319,989	24.1
		TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $1,460,034,510)	1,469,808,178	99.9

		TOTAL PORTFOLIO	(Cost $1,460,034,510)	1,469,808,178	99.9
		OTHER ASSETS & LIABILITIES, NET		1,063,256	0.1
		NET ASSETS		$1,470,871,434	100.0%

ETF Exchange Traded Fund

[a]	The Fund invests its assets in the affiliated TIAA-CREF Real Property Fund LP, the affiliated Nuveen Growth Opportunities ETF, Class W shares of the affiliated TIAA-CREF Funds and Class R6 shares of the affiliated Nuveen Funds.
[b]	Restricted security. At 5/31/22, the total value of this security amounted to $84,936,878 or 5.8% of net assets.

50	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements

Portfolio of investments

Lifecycle 2020 Fund  ■  May 31, 2022

Shares		Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.9%[a]
DIRECT REAL ESTATE—5.8%
13,710,738	b	TIAA-CREF Real Property Fund LP (purchased 11/28/16–5/26/22; cost $145,982,794)		$186,054,719	5.8%
		TOTAL DIRECT REAL ESTATE		186,054,719	5.8
FIXED INCOME—38.4%
67,618,000		TIAA-CREF Core Bond Fund		647,104,258	20.0
42,077,122		TIAA-CREF Core Plus Bond Fund		403,940,373	12.5
7,515,618		TIAA-CREF Emerging Markets Debt Fund		63,356,656	2.0
7,114,439		TIAA-CREF High-Yield Fund		62,251,339	1.9
7,233,406		TIAA-CREF International Bond Fund		64,521,978	2.0
		TOTAL FIXED INCOME		1,241,174,604	38.4
INFLATION-PROTECTED ASSETS—6.7%
18,598,940		TIAA-CREF Inflation-Linked Bond Fund		217,793,589	6.7
		TOTAL INFLATION-PROTECTED ASSETS		217,793,589	6.7
INTERNATIONAL EQUITY—14.9%
2,353,489		Nuveen International Growth Fund		103,294,654	3.2
7,302,400		TIAA-CREF Emerging Markets Equity Fund		59,660,607	1.9
11,987,286		TIAA-CREF International Equity Fund		146,844,248	4.5
7,202,419		TIAA-CREF International Opportunities Fund		103,642,814	3.2
6,652,412		TIAA-CREF Quant International Small-Cap Equity Fund		69,185,085	2.1
		TOTAL INTERNATIONAL EQUITY		482,627,408	14.9
SHORT-TERM FIXED INCOME—6.8%
21,780,199		TIAA-CREF Short-Term Bond Fund		218,673,196	6.8
		TOTAL SHORT-TERM FIXED INCOME		218,673,196	6.8
U.S. EQUITY—27.3%
2,387,755		Nuveen Dividend Growth Fund		125,763,057	3.9
9,693,808		Nuveen Dividend Value Fund		143,856,116	4.4
6,773,644		Nuveen Growth Opportunities ETF		133,643,996	4.1
8,747,420		TIAA-CREF Growth & Income Fund		126,487,695	3.9
7,365,114		TIAA-CREF Large-Cap Growth Fund		133,234,907	4.1
7,036,216		TIAA-CREF Large-Cap Value Fund		144,031,344	4.5
2,138,760		TIAA-CREF Quant Small-Cap Equity Fund		34,990,119	1.1
3,115,055		TIAA-CREF Quant Small/Mid-Cap Equity Fund		41,648,283	1.3
		TOTAL U.S. EQUITY		883,655,517	27.3
		TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $3,191,830,277)	3,229,979,033	99.9

		TOTAL PORTFOLIO	(Cost $3,191,830,277)	3,229,979,033	99.9
		OTHER ASSETS & LIABILITIES, NET		3,939,810	0.1
		NET ASSETS		$3,233,918,843	100.0%

ETF Exchange Traded Fund

[a]	The Fund invests its assets in the affiliated TIAA-CREF Real Property Fund LP, the affiliated Nuveen Growth Opportunities ETF, Class W shares of the affiliated TIAA-CREF Funds and Class R6 shares of the affiliated Nuveen Funds.
[b]	Restricted security. At 5/31/22, the total value of this security amounted to $186,054,719 or 5.8% of net assets.

See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	51

Portfolio of investments

Lifecycle 2025 Fund  ■  May 31, 2022

Shares		Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.9%[a]
DIRECT REAL ESTATE—5.7%
19,863,502	b	TIAA-CREF Real Property Fund LP (purchased 8/01/16–5/26/22; cost $213,115,096)		$269,547,721	5.7%
		TOTAL DIRECT REAL ESTATE		269,547,721	5.7
FIXED INCOME—34.8%
89,037,099		TIAA-CREF Core Bond Fund		852,085,039	18.1
55,435,573		TIAA-CREF Core Plus Bond Fund		532,181,504	11.3
9,951,487		TIAA-CREF Emerging Markets Debt Fund		83,891,036	1.8
9,361,291		TIAA-CREF High-Yield Fund		81,911,293	1.8
9,535,127		TIAA-CREF International Bond Fund		85,053,333	1.8
		TOTAL FIXED INCOME		1,635,122,205	34.8
INFLATION-PROTECTED ASSETS—4.7%
19,056,283		TIAA-CREF Inflation-Linked Bond Fund		223,149,075	4.7
		TOTAL INFLATION-PROTECTED ASSETS		223,149,075	4.7
INTERNATIONAL EQUITY—17.6%
4,033,635		Nuveen International Growth Fund		177,036,224	3.8
12,544,114		TIAA-CREF Emerging Markets Equity Fund		102,485,410	2.2
20,566,190		TIAA-CREF International Equity Fund		251,935,833	5.3
12,299,978		TIAA-CREF International Opportunities Fund		176,996,684	3.8
11,437,079		TIAA-CREF Quant International Small-Cap Equity Fund		118,945,621	2.5
		TOTAL INTERNATIONAL EQUITY		827,399,772	17.6
SHORT-TERM FIXED INCOME—4.8%
22,271,280		TIAA-CREF Short-Term Bond Fund		223,603,650	4.8
		TOTAL SHORT-TERM FIXED INCOME		223,603,650	4.8
U.S. EQUITY—32.3%
4,094,885		Nuveen Dividend Growth Fund		215,677,614	4.6
16,610,543		Nuveen Dividend Value Fund		246,500,459	5.2
11,606,759		Nuveen Growth Opportunities ETF		229,001,355	4.9
14,994,856		TIAA-CREF Growth & Income Fund		216,825,616	4.6
12,626,065		TIAA-CREF Large-Cap Growth Fund		228,405,525	4.9
12,058,329		TIAA-CREF Large-Cap Value Fund		246,833,985	5.3
3,666,119		TIAA-CREF Quant Small-Cap Equity Fund		59,977,699	1.3
5,345,889		TIAA-CREF Quant Small/Mid-Cap Equity Fund		71,474,541	1.5
		TOTAL U.S. EQUITY		1,514,696,794	32.3
		TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $4,634,724,775)	4,693,519,217	99.9

		TOTAL PORTFOLIO	(Cost $4,634,724,775)	4,693,519,217	99.9
		OTHER ASSETS & LIABILITIES, NET		4,452,266	0.1
		NET ASSETS		$4,697,971,483	100.0%

ETF Exchange Traded Fund

[a]	The Fund invests its assets in the affiliated TIAA-CREF Real Property Fund LP, the affiliated Nuveen Growth Opportunities ETF, Class W shares of the affiliated TIAA-CREF Funds and Class R6 shares of the affiliated Nuveen Funds.
[b]	Restricted security. At 5/31/22, the total value of this security amounted to $269,547,721 or 5.7% of net assets.

52	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements

Portfolio of investments

Lifecycle 2030 Fund  ■  May 31, 2022

Shares		Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.9%[a]
DIRECT REAL ESTATE—5.7%
21,686,267	b	TIAA-CREF Real Property Fund LP (purchased 8/01/16–5/26/22; cost $233,758,768)		$294,282,643	5.7%
		TOTAL DIRECT REAL ESTATE		294,282,643	5.7
FIXED INCOME—29.6%
82,926,925		TIAA-CREF Core Bond Fund		793,610,673	15.4
51,695,498		TIAA-CREF Core Plus Bond Fund		496,276,776	9.6
9,407,043		TIAA-CREF Emerging Markets Debt Fund		79,301,376	1.5
8,743,484		TIAA-CREF High-Yield Fund		76,505,482	1.5
8,918,984		TIAA-CREF International Bond Fund		79,557,336	1.6
		TOTAL FIXED INCOME		1,525,251,643	29.6
INFLATION-PROTECTED ASSETS—2.8%
12,082,360		TIAA-CREF Inflation-Linked Bond Fund		141,484,431	2.8
		TOTAL INFLATION-PROTECTED ASSETS		141,484,431	2.8
INTERNATIONAL EQUITY—20.8%
5,208,911		Nuveen International Growth Fund		228,619,103	4.4
16,275,678		TIAA-CREF Emerging Markets Equity Fund		132,972,286	2.6
26,733,585		TIAA-CREF International Equity Fund		327,486,418	6.4
15,901,865		TIAA-CREF International Opportunities Fund		228,827,843	4.4
14,881,909		TIAA-CREF Quant International Small-Cap Equity Fund		154,771,852	3.0
		TOTAL INTERNATIONAL EQUITY		1,072,677,502	20.8
SHORT-TERM FIXED INCOME—2.8%
14,129,798		TIAA-CREF Short-Term Bond Fund		141,863,168	2.8
		TOTAL SHORT-TERM FIXED INCOME		141,863,168	2.8
U.S. EQUITY—38.2%
5,370,742		Nuveen Dividend Growth Fund		282,876,971	5.5
21,509,757		Nuveen Dividend Value Fund		319,204,792	6.2
15,027,955		Nuveen Growth Opportunities ETF		296,501,552	5.8
19,410,336		TIAA-CREF Growth & Income Fund		280,673,465	5.5
16,336,318		TIAA-CREF Large-Cap Growth Fund		295,523,991	5.7
15,614,713		TIAA-CREF Large-Cap Value Fund		319,633,182	6.2
4,752,876		TIAA-CREF Quant Small-Cap Equity Fund		77,757,060	1.5
6,949,449		TIAA-CREF Quant Small/Mid-Cap Equity Fund		92,914,131	1.8
		TOTAL U.S. EQUITY		1,965,085,144	38.2
		TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $5,060,399,275)	5,140,644,531	99.9

		TOTAL PORTFOLIO	(Cost $5,060,399,275)	5,140,644,531	99.9
		OTHER ASSETS & LIABILITIES, NET		6,120,113	0.1
		NET ASSETS		$5,146,764,644	100.0%

ETF Exchange Traded Fund

[a]	The Fund invests its assets in the affiliated TIAA-CREF Real Property Fund LP, the affiliated Nuveen Growth Opportunities ETF, Class W shares of the affiliated TIAA-CREF Funds and Class R6 shares of the affiliated Nuveen Funds.
[b]	Restricted security. At 5/31/22, the total value of this security amounted to $294,282,643 or 5.7% of net assets.

See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	53

Portfolio of investments

Lifecycle 2035 Fund  ■  May 31, 2022

Shares		Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.9%[a]
DIRECT REAL ESTATE—5.7%
22,279,689	b	TIAA-CREF Real Property Fund LP (purchased 8/01/16–5/26/22; cost $239,929,847)		$302,335,381	5.7%
		TOTAL DIRECT REAL ESTATE		302,335,381	5.7
FIXED INCOME—24.5%
70,651,026		TIAA-CREF Core Bond Fund		676,130,315	12.7
44,066,997		TIAA-CREF Core Plus Bond Fund		423,043,167	8.0
8,164,070		TIAA-CREF Emerging Markets Debt Fund		68,823,108	1.3
7,461,281		TIAA-CREF High-Yield Fund		65,286,209	1.2
7,603,833		TIAA-CREF International Bond Fund		67,826,189	1.3
		TOTAL FIXED INCOME		1,301,108,988	24.5
INFLATION-PROTECTED ASSETS—0.8%
3,411,086		TIAA-CREF Inflation-Linked Bond Fund		39,943,822	0.8
		TOTAL INFLATION-PROTECTED ASSETS		39,943,822	0.8
INTERNATIONAL EQUITY—24.1%
6,194,159		Nuveen International Growth Fund		271,861,625	5.1
19,379,872		TIAA-CREF Emerging Markets Equity Fund		158,333,556	3.0
31,881,234		TIAA-CREF International Equity Fund		390,545,112	7.4
18,912,831		TIAA-CREF International Opportunities Fund		272,155,637	5.1
17,713,974		TIAA-CREF Quant International Small-Cap Equity Fund		184,225,334	3.5
		TOTAL INTERNATIONAL EQUITY		1,277,121,264	24.1
SHORT-TERM FIXED INCOME—0.8%
3,987,775		TIAA-CREF Short-Term Bond Fund		40,037,261	0.8
		TOTAL SHORT-TERM FIXED INCOME		40,037,261	0.8
U.S. EQUITY—44.0%
6,382,962		Nuveen Dividend Growth Fund		336,190,612	6.3
25,570,193		Nuveen Dividend Value Fund		379,461,663	7.2
17,873,162		Nuveen Growth Opportunities ETF		352,637,486	6.6
23,085,679		TIAA-CREF Growth & Income Fund		333,818,925	6.3
19,427,006		TIAA-CREF Large-Cap Growth Fund		351,434,534	6.6
18,589,260		TIAA-CREF Large-Cap Value Fund		380,522,146	7.2
5,658,499		TIAA-CREF Quant Small-Cap Equity Fund		92,573,043	1.7
8,285,191		TIAA-CREF Quant Small/Mid-Cap Equity Fund		110,773,008	2.1
		TOTAL U.S. EQUITY		2,337,411,417	44.0
		TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $5,169,842,252)	5,297,958,133	99.9

		TOTAL PORTFOLIO	(Cost $5,169,842,252)	5,297,958,133	99.9
		OTHER ASSETS & LIABILITIES, NET		7,631,146	0.1
		NET ASSETS		$5,305,589,279	100.0%

ETF Exchange Traded Fund

[a]	The Fund invests its assets in the affiliated TIAA-CREF Real Property Fund LP, the affiliated Nuveen Growth Opportunities ETF, Class W shares of the affiliated TIAA-CREF Funds and Class R6 shares of the affiliated Nuveen Funds.
[b]	Restricted security. At 5/31/22, the total value of this security amounted to $302,335,381 or 5.7% of net assets.

54	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements

Portfolio of investments

Lifecycle 2040 Fund  ■  May 31, 2022

Shares		Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.9%[a]
DIRECT REAL ESTATE—5.7%
26,175,739	b	TIAA-CREF Real Property Fund LP (purchased 8/01/16–5/26/22; cost $280,990,429)		$355,204,775	5.7%
		TOTAL DIRECT REAL ESTATE		355,204,775	5.7
FIXED INCOME—16.9%
57,127,208		TIAA-CREF Core Bond Fund		546,707,380	8.7
35,791,855		TIAA-CREF Core Plus Bond Fund		343,601,807	5.5
6,950,674		TIAA-CREF Emerging Markets Debt Fund		58,594,183	0.9
6,071,038		TIAA-CREF High-Yield Fund		53,121,583	0.9
6,180,027		TIAA-CREF International Bond Fund		55,125,845	0.9
		TOTAL FIXED INCOME		1,057,150,798	16.9
INTERNATIONAL EQUITY—27.3%
8,271,642		Nuveen International Growth Fund		363,042,368	5.8
25,841,116		TIAA-CREF Emerging Markets Equity Fund		211,121,918	3.4
42,738,454		TIAA-CREF International Equity Fund		523,546,057	8.4
25,256,490		TIAA-CREF International Opportunities Fund		363,440,893	5.8
23,652,871		TIAA-CREF Quant International Small-Cap Equity Fund		245,989,860	3.9
		TOTAL INTERNATIONAL EQUITY		1,707,141,096	27.3
U.S. EQUITY—50.0%
8,545,933		Nuveen Dividend Growth Fund		450,114,292	7.2
34,187,034		Nuveen Dividend Value Fund		507,335,589	8.1
23,858,698		Nuveen Growth Opportunities ETF		470,732,112	7.5
30,866,528		TIAA-CREF Growth & Income Fund		446,330,002	7.2
25,938,073		TIAA-CREF Large-Cap Growth Fund		469,219,743	7.5
24,838,711		TIAA-CREF Large-Cap Value Fund		508,448,418	8.1
7,573,239		TIAA-CREF Quant Small-Cap Equity Fund		123,898,184	2.0
11,012,478		TIAA-CREF Quant Small/Mid-Cap Equity Fund		147,236,834	2.4
		TOTAL U.S. EQUITY		3,123,315,174	50.0
		TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $6,018,515,383)	6,242,811,843	99.9

		TOTAL PORTFOLIO	(Cost $6,018,515,383)	6,242,811,843	99.9
		OTHER ASSETS & LIABILITIES, NET		9,277,856	0.1
		NET ASSETS		$6,252,089,699	100.0%

ETF Exchange Traded Fund

[a]	The Fund invests its assets in the affiliated TIAA-CREF Real Property Fund LP, the affiliated Nuveen Growth Opportunities ETF, Class W shares of the affiliated TIAA-CREF Funds and Class R6 shares of the affiliated Nuveen Funds.
[b]	Restricted security. At 5/31/22, the total value of this security amounted to $355,204,775 or 5.7% of net assets.

See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	55

Portfolio of investments

Lifecycle 2045 Fund  ■  May 31, 2022

Shares		Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.8%[a]
DIRECT REAL ESTATE—5.7%
17,481,076	b	TIAA-CREF Real Property Fund LP (purchased 8/01/16–5/26/22; cost $189,253,284)		$237,218,197	5.7%
		TOTAL DIRECT REAL ESTATE		237,218,197	5.7
FIXED INCOME—7.8%
17,400,858		TIAA-CREF Core Bond Fund		166,526,213	4.0
11,098,043		TIAA-CREF Core Plus Bond Fund		106,541,209	2.5
2,526,770		TIAA-CREF Emerging Markets Debt Fund		21,300,669	0.5
1,872,850		TIAA-CREF High-Yield Fund		16,387,435	0.4
1,907,834		TIAA-CREF International Bond Fund		17,017,883	0.4
		TOTAL FIXED INCOME		327,773,409	7.8
INTERNATIONAL EQUITY—30.5%
6,187,982		Nuveen International Growth Fund		271,590,528	6.5
19,328,598		TIAA-CREF Emerging Markets Equity Fund		157,914,642	3.7
32,065,460		TIAA-CREF International Equity Fund		392,801,887	9.4
18,923,136		TIAA-CREF International Opportunities Fund		272,303,921	6.5
17,697,830		TIAA-CREF Quant International Small-Cap Equity Fund		184,057,436	4.4
		TOTAL INTERNATIONAL EQUITY		1,278,668,414	30.5
U.S. EQUITY—55.8%
6,399,092		Nuveen Dividend Growth Fund		337,040,174	8.0
25,589,147		Nuveen Dividend Value Fund		379,742,946	9.1
17,850,799		Nuveen Growth Opportunities ETF		352,196,264	8.4
23,103,304		TIAA-CREF Growth & Income Fund		334,073,777	8.0
19,479,928		TIAA-CREF Large-Cap Growth Fund		352,391,906	8.4
18,589,338		TIAA-CREF Large-Cap Value Fund		380,523,753	9.1
5,669,057		TIAA-CREF Quant Small-Cap Equity Fund		92,745,776	2.2
8,260,163		TIAA-CREF Quant Small/Mid-Cap Equity Fund		110,438,385	2.6
		TOTAL U.S. EQUITY		2,339,152,981	55.8
		TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $3,949,964,533)	4,182,813,001	99.8

		TOTAL PORTFOLIO	(Cost $3,949,964,533)	4,182,813,001	99.8
		OTHER ASSETS & LIABILITIES, NET		7,501,539	0.2
		NET ASSETS		$4,190,314,540	100.0%

ETF Exchange Traded Fund

[a]	The Fund invests its assets in the affiliated TIAA-CREF Real Property Fund LP, the affiliated Nuveen Growth Opportunities ETF, Class W shares of the affiliated TIAA-CREF Funds and Class R6 shares of the affiliated Nuveen Funds.
[b]	Restricted security. At 5/31/22, the total value of this security amounted to $237,218,197 or 5.7% of net assets.

56	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements

Portfolio of investments

Lifecycle 2050 Fund  ■  May 31, 2022

Shares		Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.8%[a]
DIRECT REAL ESTATE—5.7%
13,037,081	b	TIAA-CREF Real Property Fund LP (purchased 8/01/16–5/26/22; cost $141,921,222)		$176,913,185	5.7%
		TOTAL DIRECT REAL ESTATE		176,913,185	5.7
FIXED INCOME—3.6%
5,763,723		TIAA-CREF Core Bond Fund		55,158,833	1.7
3,853,262		TIAA-CREF Core Plus Bond Fund		36,991,318	1.2
1,153,538		TIAA-CREF Emerging Markets Debt Fund		9,724,323	0.3
649,666		TIAA-CREF High-Yield Fund		5,684,576	0.2
655,569		TIAA-CREF International Bond Fund		5,847,676	0.2
		TOTAL FIXED INCOME		113,406,726	3.6
INTERNATIONAL EQUITY—32.0%
4,844,560		Nuveen International Growth Fund		212,627,717	6.8
15,171,342		TIAA-CREF Emerging Markets Equity Fund		123,949,865	4.0
25,071,181		TIAA-CREF International Equity Fund		307,121,967	9.8
14,846,441		TIAA-CREF International Opportunities Fund		213,640,293	6.8
13,840,344		TIAA-CREF Quant International Small-Cap Equity Fund		143,939,577	4.6
		TOTAL INTERNATIONAL EQUITY		1,001,279,419	32.0
U.S. EQUITY—58.5%
5,009,608		Nuveen Dividend Growth Fund		263,856,041	8.4
20,058,659		Nuveen Dividend Value Fund		297,670,495	9.5
13,979,572		Nuveen Growth Opportunities ETF		275,816,956	8.8
18,100,681		TIAA-CREF Growth & Income Fund		261,735,853	8.4
15,281,850		TIAA-CREF Large-Cap Growth Fund		276,448,661	8.8
14,554,499		TIAA-CREF Large-Cap Value Fund		297,930,591	9.5
4,440,840		TIAA-CREF Quant Small-Cap Equity Fund		72,652,138	2.3
6,473,220		TIAA-CREF Quant Small/Mid-Cap Equity Fund		86,546,958	2.8
		TOTAL U.S. EQUITY		1,832,657,693	58.5
		TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $2,982,355,849)	3,124,257,023	99.8

		TOTAL PORTFOLIO	(Cost $2,982,355,849)	3,124,257,023	99.8
		OTHER ASSETS & LIABILITIES, NET		5,610,508	0.2
		NET ASSETS		$3,129,867,531	100.0%

ETF Exchange Traded Fund

[a]	The Fund invests its assets in the affiliated TIAA-CREF Real Property Fund LP, the affiliated Nuveen Growth Opportunities ETF, Class W shares of the affiliated TIAA-CREF Funds and Class R6 shares of the affiliated Nuveen Funds.
[b]	Restricted security. At 5/31/22, the total value of this security amounted to $176,913,185 or 5.7% of net assets.

See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	57

Portfolio of investments

Lifecycle 2055 Fund  ■  May 31, 2022

Shares		Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.8%[a]
DIRECT REAL ESTATE—5.6%
5,822,780	b	TIAA-CREF Real Property Fund LP (purchased 8/01/16–5/26/22; cost $64,240,085)		$79,015,123	5.6%
		TOTAL DIRECT REAL ESTATE		79,015,123	5.6
FIXED INCOME—2.4%
1,609,427		TIAA-CREF Core Bond Fund		15,402,221	1.1
1,141,033		TIAA-CREF Core Plus Bond Fund		10,953,921	0.8
419,513		TIAA-CREF Emerging Markets Debt Fund		3,536,492	0.3
191,026		TIAA-CREF High-Yield Fund		1,671,477	0.1
191,296		TIAA-CREF International Bond Fund		1,706,364	0.1
		TOTAL FIXED INCOME		33,270,475	2.4
INTERNATIONAL EQUITY—32.4%
2,193,634		Nuveen International Growth Fund		96,278,602	6.9
6,885,370		TIAA-CREF Emerging Markets Equity Fund		56,253,471	4.0
11,358,608		TIAA-CREF International Equity Fund		139,142,949	9.9
6,737,245		TIAA-CREF International Opportunities Fund		96,948,952	6.9
6,267,991		TIAA-CREF Quant International Small-Cap Equity Fund		65,187,111	4.7
		TOTAL INTERNATIONAL EQUITY		453,811,085	32.4
U.S. EQUITY—59.4%
2,265,167		Nuveen Dividend Growth Fund		119,306,325	8.5
9,087,673		Nuveen Dividend Value Fund		134,861,064	9.6
6,344,140		Nuveen Growth Opportunities ETF		125,169,882	8.9
8,218,650		TIAA-CREF Growth & Income Fund		118,841,676	8.5
6,930,776		TIAA-CREF Large-Cap Growth Fund		125,377,736	9.0
6,598,556		TIAA-CREF Large-Cap Value Fund		135,072,433	9.7
2,012,011		TIAA-CREF Quant Small-Cap Equity Fund		32,916,502	2.4
2,932,856		TIAA-CREF Quant Small/Mid-Cap Equity Fund		39,212,281	2.8
		TOTAL U.S. EQUITY		830,757,899	59.4
		TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $1,373,902,310)	1,396,854,582	99.8

		TOTAL PORTFOLIO	(Cost $1,373,902,310)	1,396,854,582	99.8
		OTHER ASSETS & LIABILITIES, NET		2,856,935	0.2
		NET ASSETS		$1,399,711,517	100.0%

ETF Exchange Traded Fund

[a]	The Fund invests its assets in the affiliated TIAA-CREF Real Property Fund LP, the affiliated Nuveen Growth Opportunities ETF, Class W shares of the affiliated TIAA-CREF Funds and Class R6 shares of the affiliated Nuveen Funds.
[b]	Restricted security. At 5/31/22, the total value of this security amounted to $79,015,123 or 5.6% of net assets.

58	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements

Portfolio of investments

Lifecycle 2060 Fund  ■  May 31, 2022

Shares		Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.8%[a]
DIRECT REAL ESTATE—5.6%
1,841,608	b	TIAA-CREF Real Property Fund LP (purchased 8/01/16–5/26/22; cost $20,603,596)		$24,990,614	5.6%
		TOTAL DIRECT REAL ESTATE		24,990,614	5.6
FIXED INCOME—1.2%
211,984		TIAA-CREF Core Bond Fund		2,028,688	0.4
178,254		TIAA-CREF Core Plus Bond Fund		1,711,241	0.4
103,624		TIAA-CREF Emerging Markets Debt Fund		873,546	0.2
30,763		TIAA-CREF High-Yield Fund		269,179	0.1
28,617		TIAA-CREF International Bond Fund		255,266	0.1
		TOTAL FIXED INCOME		5,137,920	1.2
INTERNATIONAL EQUITY—32.8%
706,090		Nuveen International Growth Fund		30,990,305	7.0
2,213,733		TIAA-CREF Emerging Markets Equity Fund		18,086,195	4.1
3,630,934		TIAA-CREF International Equity Fund		44,478,938	10.0
2,172,589		TIAA-CREF International Opportunities Fund		31,263,555	7.0
2,013,175		TIAA-CREF Quant International Small-Cap Equity Fund		20,937,017	4.7
		TOTAL INTERNATIONAL EQUITY		145,756,010	32.8
U.S. EQUITY—60.2%
725,071		Nuveen Dividend Growth Fund		38,189,468	8.6
2,922,950		Nuveen Dividend Value Fund		43,376,576	9.8
2,039,009		Nuveen Growth Opportunities ETF		40,229,648	9.1
2,645,293		TIAA-CREF Growth & Income Fund		38,250,933	8.6
2,227,790		TIAA-CREF Large-Cap Growth Fund		40,300,714	9.1
2,126,952		TIAA-CREF Large-Cap Value Fund		43,538,712	9.8
646,413		TIAA-CREF Quant Small-Cap Equity Fund		10,575,310	2.4
942,269		TIAA-CREF Quant Small/Mid-Cap Equity Fund		12,598,139	2.8
		TOTAL U.S. EQUITY		267,059,500	60.2
		TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $452,598,613)	442,944,044	99.8

		TOTAL PORTFOLIO	(Cost $452,598,613)	442,944,044	99.8
		OTHER ASSETS & LIABILITIES, NET		953,922	0.2
		NET ASSETS		$443,897,966	100.0%

ETF Exchange Traded Fund

[a]	The Fund invests its assets in the affiliated TIAA-CREF Real Property Fund LP, the affiliated Nuveen Growth Opportunities ETF, Class W shares of the affiliated TIAA-CREF Funds and Class R6 shares of the affiliated Nuveen Funds.
[b]	Restricted security. At 5/31/22, the total value of this security amounted to $24,990,614 or 5.6% of net assets.

See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	59

Portfolio of investments

Lifecycle 2065 Fund  ■  May 31, 2022

Shares		Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.7%[a]
DIRECT REAL ESTATE—5.6%
98,321	b	TIAA-CREF Real Property Fund LP (purchased 9/30/20–5/26/22; cost $1,196,916)		$1,334,216	5.6%
		TOTAL DIRECT REAL ESTATE		1,334,216	5.6
FIXED INCOME—0.0%
17		TIAA-CREF Core Bond Fund		162	0.0
286		TIAA-CREF Core Plus Bond Fund		2,746	0.0
308		TIAA-CREF Emerging Markets Debt Fund		2,595	0.0
29		TIAA-CREF High-Yield Fund		256	0.0
27		TIAA-CREF International Bond Fund		238	0.0
		TOTAL FIXED INCOME		5,997	0.0
INTERNATIONAL EQUITY—33.2%
38,418		Nuveen International Growth Fund		1,686,149	7.1
119,612		TIAA-CREF Emerging Markets Equity Fund		977,233	4.1
196,060		TIAA-CREF International Equity Fund		2,401,741	10.1
117,664		TIAA-CREF International Opportunities Fund		1,693,189	7.1
109,172		TIAA-CREF Quant International Small-Cap Equity Fund		1,135,387	4.8
		TOTAL INTERNATIONAL EQUITY		7,893,699	33.2
U.S. EQUITY—60.9%
39,194		Nuveen Dividend Growth Fund		2,064,345	8.7
158,568		Nuveen Dividend Value Fund		2,353,149	9.9
110,317		Nuveen Growth Opportunities ETF		2,176,555	9.2
143,168		TIAA-CREF Growth & Income Fund		2,070,204	8.7
120,635		TIAA-CREF Large-Cap Growth Fund		2,182,286	9.2
115,149		TIAA-CREF Large-Cap Value Fund		2,357,093	9.9
34,995		TIAA-CREF Quant Small-Cap Equity Fund		572,519	2.4
51,015		TIAA-CREF Quant Small/Mid-Cap Equity Fund		682,065	2.9
		TOTAL U.S. EQUITY		14,458,216	60.9
		TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $25,230,411)	23,692,128	99.7

		TOTAL PORTFOLIO	(Cost $25,230,411)	23,692,128	99.7
		OTHER ASSETS & LIABILITIES, NET		62,723	0.3
		NET ASSETS		$23,754,851	100.0%

ETF Exchange Traded Fund

[a]	The Fund invests its assets in the affiliated TIAA-CREF Real Property Fund LP, the affiliated Nuveen Growth Opportunities ETF, Class W shares of the affiliated TIAA-CREF Funds and Class R6 shares of the affiliated Nuveen Funds.
[b]	Restricted security. At 5/31/22, the total value of this security amounted to $1,334,216 or 5.6% of net assets.

60	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements

[This page intentionally left blank.]

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	61

Statements of assets and liabilities

TIAA-CREF Funds  ■  May 31, 2022

	Lifecycle Retirement Income Fund	Lifecycle 2010 Fund	Lifecycle 2015 Fund	Lifecycle 2020 Fund	Lifecycle 2025 Fund	Lifecycle 2030 Fund
ASSETS
Affiliated investments, at value‡	$529,870,269	$1,041,554,630	$1,469,808,178	$3,229,979,033	$4,693,519,217	$5,140,644,531
Cash	363,848	1,387,503	—	4,225,052	6,457,271	8,568,418
Receivable from securities transactions	647,472	1,352,452	3,195,866	4,202,685	5,059,877	6,398,000
Receivable from Fund shares sold	33,813	17,685	107,536	2,263,881	1,047,451	2,733,142
Dividends receivable	654,015	1,337,185	1,749,566	3,590,630	4,558,042	4,073,124
Due from affiliates	68,264	157,893	174,593	377,733	555,913	656,399
Other	34,119	112,280	164,364	263,470	286,170	281,973
Total assets	531,671,800	1,045,919,628	1,475,200,103	3,244,902,484	4,711,483,941	5,163,355,587
LIABILITIES
Management fees payable	165,275	327,726	461,754	1,018,025	1,485,245	1,629,286
Service agreement fees payable	33,303	61,616	83,617	161,581	205,053	211,974
Distribution fees payable	29,588	6,157	8,790	20,560	29,025	32,295
Due to affiliates	12,387	12,122	13,509	19,169	23,653	24,921
Overdraft payable	—	—	1,106,503	—	—	—
Payable for securities transactions	1,111,032	2,986,332	2,304,061	8,653,751	11,206,753	13,735,103
Payable for Fund shares redeemed	1,027,891	498,880	147,929	762,709	149,898	518,190
Payable for trustee compensation	33,960	111,976	163,935	262,522	284,797	280,479
Accrued expenses and other payables	23,917	35,848	38,571	85,324	128,034	158,695
Total liabilities	2,437,353	4,040,657	4,328,669	10,983,641	13,512,458	16,590,943
NET ASSETS	$529,234,447	$1,041,878,971	$1,470,871,434	$3,233,918,843	$4,697,971,483	$5,146,764,644
NET ASSETS CONSIST OF:
Paid-in-capital	$511,136,944	$975,713,778	$1,438,529,011	$3,133,059,903	$4,516,711,162	$4,897,470,159
Total distributable earnings (loss)	18,097,503	66,165,193	32,342,423	100,858,940	181,260,321	249,294,485
NET ASSETS	$529,234,447	$1,041,878,971	$1,470,871,434	$3,233,918,843	$4,697,971,483	$5,146,764,644
INSTITUTIONAL CLASS:
Net assets	$222,226,542	$700,874,533	$1,005,382,360	$2,303,415,014	$3,488,041,799	$3,872,654,364
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	19,948,293	68,100,756	109,542,646	243,021,699	354,006,369	388,536,080
Net asset value per share	$11.14	$10.29	$9.18	$9.48	$9.85	$9.97
ADVISOR CLASS:
Net assets	$608,615	$176,966	$390,216	$497,646	$390,506	$496,829
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	54,615	17,153	42,566	52,537	39,651	49,845
Net asset value per share	$11.14	$10.32	$9.17	$9.47	$9.85	$9.97
PREMIER CLASS:
Net assets	$17,623,746	$50,141,387	$71,144,301	$165,761,063	$236,146,652	$265,244,636
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,582,793	4,883,860	7,787,928	17,535,871	24,090,396	26,768,224
Net asset value per share	$11.13	$10.27	$9.14	$9.45	$9.80	$9.91
RETIREMENT CLASS:
Net assets	$157,609,028	$290,686,085	$393,954,557	$764,245,120	$973,392,526	$1,008,368,815
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	14,187,006	22,830,864	32,857,212	59,919,712	72,405,118	72,136,999
Net asset value per share	$11.11	$12.73	$11.99	$12.75	$13.44	$13.98
RETAIL CLASS:
Net assets	$131,166,516	$—	$—	$—	$—	$—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	11,793,894	—	—	—	—	—
Net asset value per share	$11.12	$—	$—	$—	$—	$—
‡ Affiliated investments, cost	$516,008,619	$989,265,794	$1,460,034,510	$3,191,830,277	$4,634,724,775	$5,060,399,275

62	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	63

Statements of assets and liabilities	concluded

TIAA-CREF Funds ■ May 31, 2022

	Lifecycle 2035 Fund	Lifecycle 2040 Fund	Lifecycle 2045 Fund	Lifecycle 2050 Fund	Lifecycle 2055 Fund	Lifecycle 2060 Fund	Lifecycle 2065 Fund
ASSETS
Affiliated investments, at value‡	$5,297,958,133	$6,242,811,843	$4,182,813,001	$3,124,257,023	$1,396,854,582	$442,944,044	$23,692,128
Cash	9,086,743	10,718,680	7,983,035	6,823,653	3,619,062	1,869,819	153,913
Receivable from securities transactions	8,508,990	11,293,795	8,786,424	6,908,147	2,695,062	614,656	23,717
Receivable from Fund shares sold	3,639,642	4,683,826	4,308,943	3,232,939	1,818,198	739,279	61,771
Dividends receivable	3,269,770	2,567,520	789,329	274,409	79,867	12,028	41
Due from affiliates	729,039	900,029	637,706	503,451	230,688	83,582	11,875
Other	284,499	361,808	150,018	96,766	28,714	5,421	48
Total assets	5,323,476,816	6,273,337,501	4,205,468,456	3,142,096,388	1,405,326,173	446,268,829	23,943,493
LIABILITIES
Management fees payable	1,686,329	1,984,451	1,323,969	987,035	440,172	138,600	7,037
Service agreement fees payable	193,753	227,219	128,093	91,625	40,619	12,351	770
Distribution fees payable	34,006	38,439	27,322	19,500	9,317	2,283	219
Due to affiliates	25,440	28,546	21,952	18,534	13,082	10,160	8,885
Payable for securities transactions	15,427,644	18,211,959	13,319,096	10,847,528	4,983,317	2,048,774	152,783
Payable for Fund shares redeemed	64,810	190,267	32,528	48,417	41,102	131,063	12,014
Payable for trustee compensation	282,956	359,989	148,803	95,864	28,315	5,295	41
Accrued expenses and other payables	172,599	206,932	152,153	120,354	58,732	22,337	6,893
Total liabilities	17,887,537	21,247,802	15,153,916	12,228,857	5,614,656	2,370,863	188,642
NET ASSETS	$5,305,589,279	$6,252,089,699	$4,190,314,540	$3,129,867,531	$1,399,711,517	$443,897,966	$23,754,851
NET ASSETS CONSIST OF:
Paid-in-capital	$4,976,849,580	$5,761,915,636	$3,770,209,870	$2,843,353,631	$1,314,689,952	$438,594,252	$25,032,264
Total distributable earnings (loss)	328,739,699	490,174,063	420,104,670	286,513,900	85,021,565	5,303,714	(1,277,413)
NET ASSETS	$5,305,589,279	$6,252,089,699	$4,190,314,540	$3,129,867,531	$1,399,711,517	$443,897,966	$23,754,851
INSTITUTIONAL CLASS:
Net assets	$4,103,430,017	$4,851,096,401	$3,351,968,383	$2,529,399,312	$1,127,411,442	$364,640,267	$17,581,467
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	404,995,513	479,128,867	265,791,710	196,243,199	74,282,874	28,141,704	1,637,543
Net asset value per share	$10.13	$10.12	$12.61	$12.89	$15.18	$12.96	$10.74
ADVISOR CLASS:
Net assets	$446,853	$239,168	$167,902	$580,205	$154,577	$208,381	$527,412
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	44,168	23,650	13,314	45,029	10,187	16,096	50,000
Net asset value per share	$10.12	$10.11	$12.61	$12.89	$15.17	$12.95	$10.55
PREMIER CLASS:
Net assets	$277,894,433	$314,758,015	$224,447,611	$159,977,556	$76,684,734	$19,013,258	$1,784,174
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	27,526,193	31,201,743	17,895,400	12,468,964	5,075,054	1,471,341	168,506
Net asset value per share	$10.10	$10.09	$12.54	$12.83	$15.11	$12.92	$10.59
RETIREMENT CLASS:
Net assets	$923,817,976	$1,085,996,115	$613,730,644	$439,910,458	$195,460,764	$60,036,060	$3,861,798
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	63,138,581	71,558,262	49,158,671	34,483,662	12,947,438	4,654,454	359,862
Net asset value per share	$14.63	$15.18	$12.48	$12.76	$15.10	$12.90	$10.73
‡ Affiliated investments, cost	$5,169,842,252	$6,018,515,383	$3,949,964,533	$2,982,355,849	$1,373,902,310	$452,598,613	$25,230,411

64	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	65

Statement of operations

TIAA-CREF Funds  ■  For the year ended May 31, 2022

	Lifecycle Retirement Income Fund	Lifecycle 2010 Fund	Lifecycle 2015 Fund	Lifecycle 2020 Fund	Lifecycle 2025 Fund	Lifecycle 2030 Fund

INVESTMENT INCOME
Dividends from affiliated investments	$15,972,597	$31,010,252	$42,843,450	$90,108,302	$120,417,342	$121,226,792
Total income	15,972,597	31,010,252	42,843,450	90,108,302	120,417,342	121,226,792

EXPENSES
Management fees	2,281,772	4,467,481	6,398,942	14,143,624	20,191,901	21,959,948
Shareholder servicing – Institutional Class	920	1,014	1,262	2,516	3,509	3,665
Shareholder servicing – Advisor Class	622	124	462	286	333	297
Shareholder servicing – Premier Class	86	93	101	177	217	233
Shareholder servicing – Retirement Class	461,101	843,831	1,158,711	2,272,248	2,841,134	2,944,755
Shareholder servicing – Retail Class	37,757	—	—	—	—	—
Distribution fees – Premier Class	27,719	93,170	138,610	315,297	439,506	471,780
Distribution fees – Retail Class	357,240	—	—	—	—	—
Registration fees	78,331	66,064	67,641	73,960	79,749	74,597
Administrative service fees	62,612	61,572	68,788	97,669	120,367	126,665
Professional fees	25,803	36,696	20,663	26,365	30,759	32,100
Trustee fees and expenses	6,059	11,778	16,876	37,038	52,485	56,686
Shareholder reports	23,427	32,295	34,900	56,002	75,403	82,244
Other expenses	133,443	232,185	309,510	631,719	863,837	920,932
Total expenses	3,496,892	5,846,303	8,216,466	17,656,901	24,699,200	26,673,902
Less: Expenses reimbursed by the investment adviser	(258,346)	(248,250)	(249,435)	(345,300)	(427,696)	(461,209)
Fee waiver by investment adviser and Nuveen Securities	(814,980)	(1,529,420)	(2,153,577)	(4,802,917)	(6,937,838)	(7,967,730)
Net expenses	2,423,566	4,068,633	5,813,454	12,508,684	17,333,666	18,244,963
Net investment income (loss)	13,549,031	26,941,619	37,029,996	77,599,618	103,083,676	102,981,829

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss) from sale of affiliated investments	4,689,851	26,549,029	35,886,042	77,659,572	114,910,044	142,902,421
Realized gain distributions from affiliated investments	17,757,631	32,943,371	51,647,115	125,830,900	204,496,155	252,001,633
Net realized gain (loss) from investments	22,447,482	59,492,400	87,533,157	203,490,472	319,406,199	394,904,054
Net change in unrealized appreciation (depreciation) from affiliated investments	(74,014,563)	(158,163,873)	(228,041,271)	(525,099,654)	(798,711,133)	(935,032,311)
Net realized and unrealized gain (loss) from investments	(51,567,081)	(98,671,473)	(140,508,114)	(321,609,182)	(479,304,934)	(540,128,257)
Net increase (decrease) in net assets from operations	$(38,018,050)	$(71,729,854)	$(103,478,118)	$(244,009,564)	$(376,221,258)	$(437,146,428)

66	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	67

Statement of operations	concluded

TIAA-CREF Funds ■ For the year ended May 31, 2022

	Lifecycle 2035 Fund	Lifecycle 2040 Fund	Lifecycle 2045 Fund	Lifecycle 2050 Fund	Lifecycle 2055 Fund	Lifecycle 2060 Fund	Lifecycle 2065 Fund

INVESTMENT INCOME
Dividends from affiliated investments	$116,050,142	$129,701,689	$81,090,890	$58,402,114	$25,082,661	$7,540,353	$190,706
Total income	116,050,142	129,701,689	81,090,890	58,402,114	25,082,661	7,540,353	190,706

EXPENSES
Management fees	22,817,058	27,072,607	17,872,621	13,163,760	5,702,049	1,715,404	45,715
Shareholder servicing – Institutional Class	3,859	4,497	3,513	3,004	2,539	1,389	241
Shareholder servicing – Advisor Class	410	208	69	343	54	141	39
Shareholder servicing – Premier Class	239	268	208	162	117	87	48
Shareholder servicing – Retirement Class	2,699,555	3,213,216	1,805,671	1,281,858	561,036	161,804	4,243
Distribution fees – Premier Class	507,334	576,202	407,590	283,592	132,859	30,902	1,412
Registration fees	70,481	72,741	68,386	66,572	62,961	62,809	64,731
Administrative service fees	129,407	145,216	111,350	93,873	66,072	51,240	44,868
Professional fees	32,685	35,924	29,288	25,763	20,206	17,238	13,993
Trustee fees and expenses	58,531	69,427	45,827	33,725	14,574	4,377	101
Shareholder reports	85,424	101,288	77,341	68,847	46,885	34,093	11,873
Other expenses	927,547	1,050,793	688,744	515,330	244,854	97,982	32,884
Total expenses	27,332,530	32,342,387	21,110,608	15,536,829	6,854,206	2,177,466	220,148
Less: Expenses reimbursed by the investment adviser	(471,073)	(530,003)	(426,257)	(374,019)	(271,455)	(212,783)	(167,052)
Fee waiver by investment adviser and Nuveen Securities	(8,894,573)	(11,173,779)	(7,661,829)	(5,966,726)	(2,582,791)	(809,740)	(22,225)
Net expenses	17,966,884	20,638,605	13,022,522	9,196,084	3,999,960	1,154,943	30,871
Net investment income (loss)	98,083,258	109,063,084	68,068,368	49,206,030	21,082,701	6,385,410	159,835

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss) from sale of affiliated investments	164,826,791	215,413,623	135,417,117	93,135,903	32,580,125	4,586,362	(196,579)
Realized gain distributions from affiliated investments	292,189,220	385,584,241	280,681,355	213,877,581	93,830,596	28,938,078	741,651
Realized gain (loss) from sale of unaffiliated investments	—	—	—	—	—	—	15,312
Net realized gain (loss) from investments	457,016,011	600,997,864	416,098,472	307,013,484	126,410,721	33,524,440	560,384
Net change in unrealized appreciation (depreciation) from affiliated investments	(1,033,105,549)	(1,293,667,975)	(884,016,468)	(657,604,318)	(282,297,754)	(82,809,174)	(2,556,188)
Net realized and unrealized gain (loss) from investments	(576,089,538)	(692,670,111)	(467,917,996)	(350,590,834)	(155,887,033)	(49,284,734)	(1,995,804)
Net increase (decrease) in net assets from operations	$(478,006,280)	$(583,607,027)	$(399,849,628)	$(301,384,804)	$(134,804,332)	$(42,899,324)	$(1,835,969)

68	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	69

Statement of changes in net assets

TIAA-CREF Funds  ■  For the year ended

		Lifecycle Retirement Income Fund		Lifecycle 2010 Fund		Lifecycle 2015 Fund
		May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021
OPERATIONS
Net investment income (loss)		$13,549,031	$9,979,078	$26,941,619	$21,865,262	$37,029,996	$31,460,127
Net realized gain (loss) from investments		22,447,482	42,410,187	59,492,400	115,876,689	87,533,157	122,089,493
Net change in unrealized appreciation (depreciation) from affiliated investments		(74,014,563)	39,922,185	(158,163,873)	60,717,409	(228,041,271)	162,629,645
Net increase (decrease) in net assets from operations		(38,018,050)	92,311,450	(71,729,854)	198,459,360	(103,478,118)	316,179,265
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(20,368,059)	(13,292,127)	(79,301,833)	(63,091,692)	(106,959,992)	(70,995,502)
	Advisor Class	(77,250)	(19,563)	(17,924)	(13,352)	(39,839)	(14,828)
	Premier Class	(1,323,354)	(994,097)	(5,444,960)	(6,130,724)	(7,688,659)	(6,453,978)
	Retirement Class	(13,344,233)	(10,268,344)	(26,904,852)	(24,848,226)	(32,608,089)	(23,365,699)
	Retail	(10,319,340)	(7,195,960)	—	—	—	—
Total distributions		(45,432,236)	(31,770,091)	(111,669,569)	(94,083,994)	(147,296,579)	(100,830,007)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	64,956,781	43,900,793	58,676,210	169,967,222	50,196,899	128,945,911
	Advisor Class	872,339	238,116	40,999	4,195	175,000	35,000
	Premier Class	7,254,130	4,897,482	7,217,688	10,144,416	7,878,198	14,025,542
	Retirement Class	6,371,163	22,640,293	16,208,559	31,070,718	25,841,707	20,342,406
	Retail	10,352,335	12,729,295	—	—	—	—
Reinvestments of distributions:	Institutional Class	20,233,170	13,191,569	79,291,903	63,079,864	106,768,180	70,875,182
	Advisor Class	68,492	13,004	6,462	3,790	29,142	7,916
	Premier Class	1,321,773	993,063	5,444,960	6,130,724	7,688,659	6,453,978
	Retirement Class	13,344,233	10,268,346	26,904,852	24,848,226	32,608,089	23,365,699
	Retail	9,997,096	6,988,443	—	—	—	—
Redemptions:	Institutional Class	(70,948,029)	(55,656,684)	(146,447,146)	(180,930,067)	(192,279,261)	(207,223,499)
	Advisor Class	(806,496)	(8,337)	(5,478)	(338)	—	—
	Premier Class	(7,738,929)	(6,074,799)	(32,019,270)	(17,791,112)	(48,490,682)	(24,739,297)
	Retirement Class	(37,916,338)	(31,796,413)	(73,000,609)	(75,481,816)	(103,670,534)	(100,996,727)
	Retail	(13,687,705)	(12,425,992)	—	—	—	—
Net increase (decrease) from shareholder transactions		3,674,015	9,898,179	(57,680,870)	31,045,822	(113,254,603)	(68,907,889)
Net increase (decrease) in net assets		(79,776,271)	70,439,538	(241,080,293)	135,421,188	(364,029,300)	146,441,369
NET ASSETS
Beginning of period		609,010,718	538,571,180	1,282,959,264	1,147,538,076	1,834,900,734	1,688,459,365
End of period		$529,234,447	$609,010,718	$1,041,878,971	$1,282,959,264	$1,470,871,434	$1,834,900,734
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	5,093,690	3,559,443	5,023,114	14,418,958	4,837,755	12,603,762
	Advisor Class	69,747	19,210	3,621	364	16,038	3,597
	Premier Class	599,871	397,719	642,907	857,964	785,970	1,361,143
	Retirement Class	508,539	1,842,517	1,133,657	2,174,784	1,934,172	1,540,135
	Retail	829,780	1,030,119	—	—	—	—
Shares reinvested:	Institutional Class	1,663,321	1,078,515	7,111,381	5,409,937	10,708,945	6,901,186
	Advisor Class	5,634	1,061	578	324	2,926	771
	Premier Class	108,627	81,178	489,215	527,147	774,286	630,887
	Retirement Class	1,099,644	840,635	1,948,215	1,754,818	2,500,620	1,778,211
	Retail	822,805	571,584	—	—	—	—
Shares redeemed:	Institutional Class	(5,927,678)	(4,527,666)	(12,621,540)	(15,215,826)	(18,601,692)	(20,100,659)
	Advisor Class	(67,294)	(655)	(491)	(29)	—	—
	Premier Class	(622,368)	(494,181)	(2,646,518)	(1,484,308)	(4,560,902)	(2,382,966)
	Retirement Class	(3,097,503)	(2,590,037)	(5,133,914)	(5,258,927)	(7,821,062)	(7,693,734)
	Retail	(1,119,182)	(1,008,412)	—	—	—	—
Net increase (decrease) from shareholder transactions		(32,367)	801,030	(4,049,775)	3,185,206	(9,422,944)	(5,357,667)

70	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	71

Statement of changes in net assets	continued

TIAA-CREF Funds ■ For the year ended

		Lifecycle 2020 Fund		Lifecycle 2025 Fund		Lifecycle 2030 Fund
		May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021
OPERATIONS
Net investment income (loss)		$77,599,618	$67,317,017	$103,083,676	$85,718,140	$102,981,829	$85,850,166
Net realized gain (loss) from investments		203,490,472	290,435,751	319,406,199	408,597,677	394,904,054	456,745,539
Net change in unrealized appreciation (depreciation) from affiliated investments		(525,099,654)	383,314,339	(798,711,133)	615,869,733	(935,032,311)	757,057,969
Net increase (decrease) in net assets from operations		(244,009,564)	741,067,107	(376,221,258)	1,110,185,550	(437,146,428)	1,299,653,674
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(256,343,041)	(169,542,639)	(380,804,874)	(228,400,100)	(437,831,967)	(253,904,486)
	Advisor Class	(53,457)	(7,787)	(43,970)	(9,950)	(61,587)	(31,365)
	Premier Class	(18,654,021)	(15,870,159)	(26,753,172)	(19,632,772)	(29,995,512)	(22,524,246)
	Retirement Class	(64,591,406)	(48,465,010)	(79,998,508)	(55,917,737)	(85,359,273)	(58,159,418)
Total distributions		(339,641,925)	(233,885,595)	(487,600,524)	(303,960,559)	(553,248,339)	(334,619,515)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	152,100,452	273,046,939	258,741,518	400,871,182	343,831,067	423,447,803
	Advisor Class	168,960	944,061	30,944	383,323	125,669	140,974
	Premier Class	22,751,832	17,377,062	40,209,994	32,920,235	46,133,714	39,187,488
	Retirement Class	38,342,851	45,567,956	64,386,912	71,398,285	66,854,810	81,716,107
Reinvestments of distributions:	Institutional Class	255,911,089	169,095,637	379,028,275	227,226,911	437,033,952	253,167,318
	Advisor Class	42,012	262	32,026	2,302	48,642	23,125
	Premier Class	18,647,903	15,867,142	26,753,132	19,632,772	29,995,512	22,524,246
	Retirement Class	64,587,181	48,462,386	79,995,939	55,916,502	85,358,315	58,158,131
Redemptions:	Institutional Class	(388,312,165)	(435,250,022)	(400,732,044)	(413,178,900)	(359,646,334)	(373,856,722)
	Advisor Class	(351,054)	(628,688)	(148,621)	(5,318)	(88,684)	(38,856)
	Premier Class	(98,479,847)	(63,109,751)	(123,448,064)	(61,742,663)	(130,631,782)	(64,887,458)
	Retirement Class	(207,792,659)	(190,216,613)	(227,624,303)	(217,012,692)	(223,239,881)	(183,071,813)
Net increase (decrease) from shareholder transactions		(142,383,445)	(118,843,629)	97,225,708	116,411,939	295,775,000	256,510,343
Net increase (decrease) in net assets		(726,034,934)	388,337,883	(766,596,074)	922,636,930	(694,619,767)	1,221,544,502
NET ASSETS
Beginning of period		3,959,953,777	3,571,615,894	5,464,567,557	4,541,930,627	5,841,384,411	4,619,839,909
End of period		$3,233,918,843	$3,959,953,777	$4,697,971,483	$5,464,567,557	$5,146,764,644	$5,841,384,411
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	14,043,786	25,649,378	22,978,555	36,496,743	30,071,947	37,991,391
	Advisor Class	14,711	87,067	2,770	34,023	10,610	12,974
	Premier Class	2,128,099	1,630,836	3,623,408	2,986,571	4,124,063	3,506,632
	Retirement Class	2,669,296	3,260,988	4,261,456	4,896,842	4,210,167	5,399,842
Shares reinvested:	Institutional Class	24,749,622	15,892,447	35,095,211	20,656,992	39,766,511	22,766,845
	Advisor Class	4,063	25	2,965	210	4,426	2,080
	Premier Class	1,806,967	1,495,489	2,488,663	1,792,947	2,744,328	2,036,550
	Retirement Class	4,636,553	3,469,033	5,423,454	3,822,044	5,535,559	3,836,288
Shares redeemed:	Institutional Class	(36,674,302)	(40,645,402)	(36,611,176)	(37,691,035)	(32,258,878)	(33,867,496)
	Advisor Class	(30,785)	(58,111)	(13,110)	(471)	(8,466)	(3,453)
	Premier Class	(8,921,550)	(5,879,748)	(10,807,226)	(5,586,772)	(11,042,822)	(5,780,028)
	Retirement Class	(14,638,656)	(13,584,155)	(15,183,640)	(14,830,291)	(14,285,202)	(12,064,916)
Net increase (decrease) from shareholder transactions		(10,212,196)	(8,682,153)	11,261,330	12,577,803	28,872,243	23,836,709

72	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	73

Statement of changes in net assets	continued

TIAA-CREF Funds ■ For the year ended

		Lifecycle 2035 Fund		Lifecycle 2040 Fund		Lifecycle 2045 Fund
		May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021
OPERATIONS
Net investment income (loss)		$98,083,258	$84,808,429	$109,063,084	$94,311,326	$68,068,368	$55,636,861
Net realized gain (loss) from investments		457,016,011	516,134,180	600,997,864	674,545,233	416,098,472	456,446,338
Net change in unrealized appreciation (depreciation) from affiliated investments		(1,033,105,549)	874,364,600	(1,293,667,975)	1,149,563,307	(884,016,468)	802,570,683
Net increase (decrease) in net assets from operations		(478,006,280)	1,475,307,209	(583,607,027)	1,918,419,866	(399,849,628)	1,314,653,882
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(496,360,782)	(286,156,220)	(638,658,275)	(371,346,365)	(424,578,191)	(219,792,380)
	Advisor Class	(52,417)	(30,802)	(32,522)	(20,305)	(20,597)	(13,606)
	Premier Class	(34,545,686)	(25,272,007)	(43,722,661)	(31,398,502)	(29,929,350)	(19,260,742)
	Retirement Class	(81,745,103)	(55,861,878)	(102,004,924)	(71,910,536)	(81,517,458)	(51,651,316)
Total distributions		(612,703,988)	(367,320,907)	(784,418,382)	(474,675,708)	(536,045,596)	(290,718,044)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	371,177,950	400,726,391	379,833,667	393,505,873	363,983,500	358,204,753
	Advisor Class	36,497	7,000	35,502	44,310	61,674	—
	Premier Class	46,025,870	33,730,604	46,889,238	30,467,712	43,883,742	28,909,155
	Retirement Class	62,199,522	64,509,776	49,462,497	61,605,749	46,177,270	54,990,544
Reinvestments of distributions:	Institutional Class	495,763,411	285,384,360	638,065,449	370,539,877	423,819,514	219,189,825
	Advisor Class	38,208	21,817	16,950	10,334	3,010	3,319
	Premier Class	34,545,687	25,272,007	43,722,138	31,398,502	29,929,349	19,260,742
	Retirement Class	81,745,103	55,849,449	101,973,720	71,892,450	81,503,696	51,644,106
Redemptions:	Institutional Class	(366,942,911)	(378,123,271)	(388,075,690)	(412,209,014)	(248,768,014)	(230,254,889)
	Advisor Class	(8,001)	(4,341)	(64,467)	(9,362)	(12,685)	(47,195)
	Premier Class	(141,930,250)	(62,116,062)	(146,871,580)	(85,769,384)	(109,034,656)	(44,242,600)
	Retirement Class	(209,077,226)	(183,116,951)	(249,877,458)	(225,239,956)	(151,886,506)	(132,607,623)
Net increase (decrease) from shareholder transactions		373,573,860	242,140,779	475,109,966	236,237,091	479,659,894	325,050,137
Net increase (decrease) in net assets		(717,136,408)	1,350,127,081	(892,915,443)	1,679,981,249	(456,235,330)	1,348,985,975
NET ASSETS
Beginning of period		6,022,725,687	4,672,598,606	7,145,005,142	5,465,023,893	4,646,549,870	3,297,563,895
End of period		$5,305,589,279	$6,022,725,687	$6,252,089,699	$7,145,005,142	$4,190,314,540	$4,646,549,870
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	31,843,272	35,285,927	32,492,908	34,643,712	24,969,570	25,783,485
	Advisor Class	3,237	607	3,137	3,861	4,268	—
	Premier Class	3,965,620	2,950,557	4,037,072	2,660,627	3,010,126	2,062,781
	Retirement Class	3,739,851	4,074,502	2,860,690	3,796,695	3,164,604	3,962,329
Shares reinvested:	Institutional Class	44,146,341	25,188,381	56,666,558	32,675,474	30,143,635	15,723,804
	Advisor Class	3,405	1,927	1,507	912	214	238
	Premier Class	3,084,436	2,236,461	3,893,334	2,778,628	2,139,339	1,388,662
	Retirement Class	5,036,667	3,528,076	6,033,948	4,397,092	5,850,947	3,736,911
Shares redeemed:	Institutional Class	(32,207,800)	(33,775,898)	(34,139,265)	(36,762,028)	(17,772,833)	(16,750,949)
	Advisor Class	(714)	(383)	(5,338)	(827)	(964)	(3,399)
	Premier Class	(11,654,409)	(5,429,866)	(12,145,236)	(7,456,320)	(7,215,317)	(3,155,713)
	Retirement Class	(12,642,694)	(11,583,502)	(14,476,480)	(13,764,325)	(10,402,406)	(9,460,984)
Net increase (decrease) from shareholder transactions		35,317,212	22,476,789	45,222,835	22,973,501	33,891,183	23,287,165

74	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	75

Statement of changes in net assets	continued

TIAA-CREF Funds ■ For the year ended

		Lifecycle 2050 Fund		Lifecycle 2055 Fund		Lifecycle 2060 Fund
		May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021
OPERATIONS
Net investment income (loss)		$49,206,030	$39,461,321	$21,082,701	$15,890,035	$6,385,410	$3,933,864
Net realized gain (loss) from investments		307,013,484	302,167,739	126,410,721	103,131,321	33,524,440	21,466,861
Net change in unrealized appreciation (depreciation) from affiliated investments		(657,604,318)	613,929,377	(282,297,754)	273,582,516	(82,809,174)	73,268,079
Net increase (decrease) in net assets from operations		(301,384,804)	955,558,437	(134,804,332)	392,603,872	(42,899,324)	98,668,804
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(299,794,302)	(148,512,585)	(113,893,879)	(49,583,491)	(28,362,442)	(10,426,088)
	Advisor Class	(33,565)	(9,660)	(16,266)	(8,250)	(16,960)	(6,520)
	Premier Class	(20,282,431)	(11,719,937)	(8,521,898)	(4,268,491)	(1,640,428)	(684,320)
	Retirement Class	(54,655,174)	(32,907,302)	(20,883,417)	(11,625,296)	(4,864,206)	(2,264,142)
Total distributions		(374,765,472)	(193,149,484)	(143,315,460)	(65,485,528)	(34,884,036)	(13,381,070)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	296,761,919	293,468,235	205,641,316	193,224,719	114,913,785	98,630,215
	Advisor Class	361,859	235,170	22,678	—	28,300	78,019
	Premier Class	35,328,256	23,008,007	20,559,715	14,998,337	9,584,808	5,891,351
	Retirement Class	39,623,443	48,985,065	25,031,044	27,529,742	16,984,215	17,187,660
Reinvestments of distributions:	Institutional Class	299,563,125	148,342,907	113,667,316	49,456,094	28,323,915	10,404,168
	Advisor Class	16,645	—	796	62	5,200	197
	Premier Class	20,278,896	11,717,967	8,520,147	4,267,574	1,628,720	678,121
	Retirement Class	54,655,174	32,907,260	20,877,867	11,622,900	4,863,057	2,263,534
Redemptions:	Institutional Class	(150,432,796)	(126,856,018)	(61,631,484)	(48,460,548)	(28,941,694)	(16,914,706)
	Advisor Class	(96,314)	(16,000)	(23)	—	(29,743)	(98)
	Premier Class	(66,445,060)	(30,167,278)	(30,202,499)	(10,645,488)	(7,548,888)	(3,042,802)
	Retirement Class	(105,962,482)	(89,070,051)	(47,958,670)	(42,766,910)	(14,907,626)	(9,098,680)
Net increase (decrease) from shareholder transactions		423,652,665	312,555,264	254,528,203	199,226,482	124,904,049	106,076,979
Net increase (decrease) in net assets		(252,497,611)	1,074,964,217	(23,591,589)	526,344,826	47,120,689	191,364,713
NET ASSETS
Beginning of period		3,382,365,142	2,307,400,925	1,423,303,106	896,958,280	396,777,277	205,412,564
End of period		$3,129,867,531	$3,382,365,142	$1,399,711,517	$1,423,303,106	$443,897,966	$396,777,277
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	19,978,756	20,942,238	11,839,213	11,972,711	7,796,785	7,240,931
	Advisor Class	24,867	16,210	1,340	—	1,967	5,354
	Premier Class	2,358,856	1,626,882	1,180,758	925,109	651,727	438,803
	Retirement Class	2,665,561	3,508,863	1,440,198	1,700,785	1,165,981	1,264,795
Shares reinvested:	Institutional Class	20,831,928	10,505,871	6,709,995	3,019,298	1,957,423	761,095
	Advisor Class	1,157	—	47	4	360	14
	Premier Class	1,415,136	832,833	504,748	261,494	112,792	49,716
	Retirement Class	3,835,451	2,348,841	1,237,574	712,624	337,244	166,070
Shares redeemed:	Institutional Class	(10,516,356)	(9,127,666)	(3,684,574)	(2,999,911)	(2,040,940)	(1,293,940)
	Advisor Class	(5,952)	(1,059)	(1)	—	(1,903)	(7)
	Premier Class	(4,358,794)	(2,133,139)	(1,715,537)	(646,619)	(519,134)	(219,819)
	Retirement Class	(7,089,620)	(6,329,649)	(2,726,891)	(2,618,595)	(1,023,654)	(677,230)
Net increase (decrease) from shareholder transactions		29,140,990	22,190,225	14,786,870	12,326,900	8,438,648	7,735,782

76	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	77

Statement of changes in net assets	concluded

TIAA-CREF Funds ■ For the year ended

		Lifecycle 2065 Fund
		May 31, 2022	May 31, 2021
OPERATIONS
Net investment income (loss)		$159,835	$68,119
Net realized gain (loss) from investments		560,384	301,764
Net change in unrealized appreciation (depreciation) from affiliated investments		(2,556,188)	1,017,905
Net increase (decrease) in net assets from operations		(1,835,969)	1,387,788
DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(514,419)	(101,770)
	Advisor Class	(43,385)	(14,285)
	Premier Class	(50,862)	(14,286)
	Retirement Class	(75,261)	(14,151)
Total distributions		(683,927)	(144,492)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	16,260,732	3,988,378
	Advisor Class	—	500,000
	Premier Class	1,365,228	598,791
	Retirement Class	3,673,748	678,273
Reinvestments of distributions:	Institutional Class	261,127	461
	Premier Class	9,085	—
	Retirement Class	39,549	—
Redemptions:	Institutional Class	(1,902,277)	(41,150)
	Premier Class	(128,143)	(14)
	Retirement Class	(272,297)	(40)
Net increase (decrease) from shareholder transactions		19,306,752	5,724,699
Net increase (decrease) in net assets		16,786,856	6,967,995
NET ASSETS
Beginning of period		6,967,995	—
End of period		$23,754,851	$6,967,995
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	1,392,373	390,564
	Advisor Class	—	50,000
	Premier Class	121,522	58,403
	Retirement Class	314,556	64,587
Shares reinvested:	Institutional Class	21,833	42
	Premier Class	769	—
	Retirement Class	3,301	—
Shares redeemed:	Institutional Class	(163,809)	(3,460)
	Premier Class	(12,187)	(1)
	Retirement Class	(22,578)	(4)
Net increase (decrease) from shareholder transactions		1,655,780	560,131

78	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements

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TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	79

Financial highlights

TIAA-CREF Funds

		Selected per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
	For the	Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period	value,	investment		gain (loss )	(loss) from	Net	Net	dividends	value,		at end of						investment		Portfolio
	or year	beginning	income		on total	investment	investment	realized	and	end of	Total	period		Gross		Net		income		turnover
	ended	of period	(loss	)[a]	investments [j]	operations	income	gains	distributions	period	return	(in thousands	)	expenses		expenses		(loss	)	rate
LIFECYCLE RETIREMENT INCOME FUND
Institutional Class:	5/31/22	$12.81	$0.29		$(1.02)	$(0.73)	$(0.38)	$(0.56)	$(0.94)	$11.14	(6.25)%	$222,227		0.43%[g]		0.26%[g]		2.37%		28%
	5/31/21	11.52	0.23		1.76	1.99	(0.31)	(0.39)	(0.70)	12.81	17.67	244,923		0.43	[g]	0.29	[g]	1.87		41
	5/31/20	11.29	0.33		0.36	0.69	(0.29)	(0.17)	(0.46)	11.52	6.14	219,016		0.48	[g]	0.33	[g]	2.84		30
	5/31/19	11.68	0.29		(0.04)	0.25	(0.32)	(0.32)	(0.64)	11.29	2.48	192,832		0.38	[f]	0.22	[f]	2.52		25
	5/31/18	11.40	0.26		0.43	0.69	(0.31)	(0.10)	(0.41)	11.68	6.02	202,413		0.15	[e]	0.00	[e]	2.24		18
Advisor Class:	5/31/22	12.81	0.30		(1.04)	(0.74)	(0.37)	(0.56)	(0.93)	11.14	(6.33)	609		0.50	[g]	0.34	[g]	2.44		28
	5/31/21	11.52	0.20		1.78	1.98	(0.30)	(0.39)	(0.69)	12.81	17.57	596		0.52	[g]	0.38	[g]	1.63		41
	5/31/20	11.29	0.32		0.36	0.68	(0.28)	(0.17)	(0.45)	11.52	6.04	310		0.57	[g]	0.42	[g]	2.74		30
	5/31/19	11.68	0.30		(0.05)	0.25	(0.32)	(0.32)	(0.64)	11.29	2.43	296		0.47	[f]	0.31	[f]	2.68		25
	5/31/18	11.41	0.25		0.43	0.68	(0.31)	(0.10)	(0.41)	11.68	5.91	216		0.18	[e]	0.03	[e]	2.14		18
Premier Class:	5/31/22	12.80	0.27		(1.01)	(0.74)	(0.37)	(0.56)	(0.93)	11.13	(6.40)	17,624		0.58	[g]	0.41	[g]	2.17		28
	5/31/21	11.51	0.21		1.76	1.97	(0.29)	(0.39)	(0.68)	12.80	17.51	19,161		0.58	[g]	0.44	[g]	1.71		41
	5/31/20	11.28	0.31		0.36	0.67	(0.27)	(0.17)	(0.44)	11.51	5.97	17,410		0.63	[g]	0.48	[g]	2.69		30
	5/31/19	11.67	0.27		(0.03)	0.24	(0.31)	(0.32)	(0.63)	11.28	2.33	28,947		0.53	[f]	0.37	[f]	2.40		25
	5/31/18	11.40	0.25		0.42	0.67	(0.30)	(0.10)	(0.40)	11.67	5.77	36,733		0.30	[e]	0.15	[e]	2.11		18
Retirement Class:	5/31/22	12.78	0.26		(1.02)	(0.76)	(0.35)	(0.56)	(0.91)	11.11	(6.49)	157,609		0.68	[g]	0.50	[g]	2.11		28
	5/31/21	11.49	0.20		1.76	1.96	(0.28)	(0.39)	(0.67)	12.78	17.43	200,300		0.68	[g]	0.54	[g]	1.61		41
	5/31/20	11.26	0.30		0.36	0.66	(0.26)	(0.17)	(0.43)	11.49	5.88	179,106		0.73	[g]	0.58	[g]	2.59		30
	5/31/19	11.65	0.26		(0.04)	0.22	(0.29)	(0.32)	(0.61)	11.26	2.23	179,625		0.63	[f]	0.48	[f]	2.27		25
	5/31/18	11.38	0.23		0.43	0.66	(0.29)	(0.10)	(0.39)	11.65	5.68	192,819		0.40	[e]	0.25	[e]	2.00		18
Retail Class:	5/31/22	12.79	0.26		(1.02)	(0.76)	(0.35)	(0.56)	(0.91)	11.12	(6.49)	131,167		0.70	[g]	0.51	[g]	2.10		28
	5/31/21	11.51	0.20		1.75	1.95	(0.28)	(0.39)	(0.67)	12.79	17.31	144,030		0.71	[g]	0.54	[g]	1.62		41
	5/31/20	11.27	0.30		0.37	0.67	(0.26)	(0.17)	(0.43)	11.51	5.97	122,730		0.75	[g]	0.58	[g]	2.58		30
	5/31/19	11.66	0.26		(0.04)	0.22	(0.29)	(0.32)	(0.61)	11.27	2.14	117,869		0.66	[f]	0.48	[f]	2.28		25
	5/31/18	11.39	0.23		0.43	0.66	(0.29)	(0.10)	(0.39)	11.66	5.76	115,783		0.43	[e]	0.25	[e]	2.00		18

80	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	81

Financial highlights	continued

TIAA-CREF Funds

		Selected per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
	For the	Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period	value,	investment		gain (loss )	(loss) from	Net	Net	dividends	value,		at end of						investment		Portfolio
	or year	beginning	income		on total	investment	investment	realized	and	end of	Total	period		Gross		Net		income		turnover
	ended	of period	(loss	)[a]	investments [j]	operations	income	gains	distributions	period	return	(in thousands	)	expenses		expenses		(loss	)	rate
LIFECYCLE 2010 FUND
Institutional Class:	5/31/22	$12.20	$0.27		$(0.94)	$(0.67)	$(0.41)	$(0.83)	$(1.24)	$10.29	(6.34)%	$700,875		0.41%[g]		0.26%[g]		2.34%		21%
	5/31/21	11.27	0.22		1.73	1.95	(0.34)	(0.68)	(1.02)	12.20	17.75	836,684		0.42	[g]	0.29	[g]	1.84		38
	5/31/20	11.14	0.32		0.38	0.70	(0.30)	(0.27)	(0.57)	11.27	6.29	720,990		0.46	[g]	0.33	[g]	2.85		28
	5/31/19	11.65	0.28		(0.06)	0.22	(0.35)	(0.38)	(0.73)	11.14	2.26	675,843		0.35	[f]	0.23	[f]	2.50		22
	5/31/18	11.48	0.26		0.47	0.73	(0.33)	(0.23)	(0.56)	11.65	6.45	698,687		0.12	[e]	0.00	[e]	2.23		21
Advisor Class:	5/31/22	12.22	0.26		(0.93)	(0.67)	(0.40)	(0.83)	(1.23)	10.32	(6.32)	177		0.48	[g]	0.33	[g]	2.29		21
	5/31/21	11.30	0.22		1.71	1.93	(0.33)	(0.68)	(1.01)	12.22	17.57	164		0.49	[g]	0.36	[g]	1.81		38
	5/31/20	11.15	0.19		0.53	0.72	(0.30)	(0.27)	(0.57)	11.30	6.45	144		0.56	[g]	0.37	[g]	1.67		28
	5/31/19	11.66	0.27		(0.06)	0.21	(0.34)	(0.38)	(0.72)	11.15	2.33	131		0.39	[f]	0.27	[f]	2.39		22
	5/31/18	11.48	0.26		0.48	0.74	(0.33)	(0.23)	(0.56)	11.66	6.44	117		0.13	[e]	0.01	[e]	2.24		21
Premier Class:	5/31/22	12.17	0.25		(0.94)	(0.69)	(0.38)	(0.83)	(1.21)	10.27	(6.45)	50,141		0.56	[g]	0.41	[g]	2.16		21
	5/31/21	11.24	0.20		1.73	1.93	(0.32)	(0.68)	(1.00)	12.17	17.62	77,845		0.57	[g]	0.44	[g]	1.70		38
	5/31/20	11.11	0.31		0.37	0.68	(0.28)	(0.27)	(0.55)	11.24	6.10	73,048		0.61	[g]	0.48	[g]	2.68		28
	5/31/19	11.62	0.27		(0.07)	0.20	(0.33)	(0.38)	(0.71)	11.11	2.10	112,673		0.50	[f]	0.37	[f]	2.39		22
	5/31/18	11.45	0.24		0.47	0.71	(0.31)	(0.23)	(0.54)	11.62	6.31	147,851		0.27	[e]	0.15	[e]	2.09		21
Retirement Class:	5/31/22	14.80	0.30		(1.17)	(0.87)	(0.37)	(0.83)	(1.20)	12.73	(6.56)	290,686		0.66	[g]	0.51	[g]	2.09		21
	5/31/21	13.48	0.23		2.07	2.30	(0.30)	(0.68)	(0.98)	14.80	17.45	368,266		0.67	[g]	0.54	[g]	1.62		38
	5/31/20	13.22	0.35		0.45	0.80	(0.27)	(0.27)	(0.54)	13.48	6.02	353,355		0.71	[g]	0.58	[g]	2.58		28
	5/31/19	13.68	0.30		(0.07)	0.23	(0.31)	(0.38)	(0.69)	13.22	2.01	374,999		0.60	[f]	0.48	[f]	2.26		22
	5/31/18	13.39	0.27		0.55	0.82	(0.30)	(0.23)	(0.53)	13.68	6.16	409,891		0.37	[e]	0.25	[e]	1.97		21

82	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	83

Financial highlights	continued

TIAA-CREF Funds

		Selected per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
	For the	Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period	value,	investment		gain (loss )	(loss) from	Net	Net	dividends	value,		at end of						investment		Portfolio
	or year	beginning	income		on total	investment	investment	realized	and	end of	Total	period		Gross		Net		income		turnover
	ended	of period	(loss	)[a]	investments [j]	operations	income	gains	distributions	period	return	(in thousands	)	expenses		expenses		(loss	)	rate
LIFECYCLE 2015 FUND
Institutional Class:	5/31/22	$10.81	$0.23		$(0.85)	$(0.62)	$(0.36)	$(0.65)	$(1.01)	$9.18	(6.43)%	$1,005,382		0.41%[g]		0.27%[g]		2.25%		20%
	5/31/21	9.62	0.19		1.66	1.85	(0.30)	(0.36)	(0.66)	10.81	19.56	1,217,691		0.42	[g]	0.29	[g]	1.83		36
	5/31/20	9.45	0.27		0.34	0.61	(0.26)	(0.18)	(0.44)	9.62	6.43	1,088,594		0.46	[g]	0.34	[g]	2.80		26
	5/31/19	10.05	0.24		(0.10)	0.14	(0.30)	(0.44)	(0.74)	9.45	1.89	1,061,156		0.35	[f]	0.23	[f]	2.43		21
	5/31/18	9.97	0.22		0.48	0.70	(0.29)	(0.33)	(0.62)	10.05	7.09	1,070,488		0.12	[e]	0.00	[e]	2.18		19
Advisor Class:	5/31/22	10.81	0.22		(0.86)	(0.64)	(0.35)	(0.65)	(1.00)	9.17	(6.61)	390		0.52	[g]	0.38	[g]	2.15		20
	5/31/21	9.61	0.18		1.67	1.85	(0.29)	(0.36)	(0.65)	10.81	19.60	255		0.52	[g]	0.39	[g]	1.75		36
	5/31/20	9.45	0.26		0.34	0.60	(0.26)	(0.18)	(0.44)	9.61	6.29	185		0.55	[g]	0.39	[g]	2.66		26
	5/31/19	10.05	0.23		(0.09)	0.14	(0.30)	(0.44)	(0.74)	9.45	1.88	126		0.38	[f]	0.26	[f]	2.38		21
	5/31/18	9.96	0.22		0.49	0.71	(0.29)	(0.33)	(0.62)	10.05	7.16	107		0.13	[e]	0.02	[e]	2.19		19
Premier Class:	5/31/22	10.76	0.21		(0.84)	(0.63)	(0.34)	(0.65)	(0.99)	9.14	(6.54)	71,144		0.56	[g]	0.42	[g]	2.06		20
	5/31/21	9.57	0.17		1.66	1.83	(0.28)	(0.36)	(0.64)	10.76	19.47	116,117		0.57	[g]	0.44	[g]	1.67		36
	5/31/20	9.41	0.25		0.33	0.58	(0.24)	(0.18)	(0.42)	9.57	6.14	107,025		0.61	[g]	0.49	[g]	2.61		26
	5/31/19	10.01	0.22		(0.09)	0.13	(0.29)	(0.44)	(0.73)	9.41	1.83	173,266		0.49	[f]	0.37	[f]	2.31		21
	5/31/18	9.92	0.21		0.49	0.70	(0.28)	(0.33)	(0.61)	10.01	6.96	235,104		0.27	[e]	0.15	[e]	2.04		19
Retirement Class:	5/31/22	13.82	0.27		(1.12)	(0.85)	(0.33)	(0.65)	(0.98)	11.99	(6.73)	393,955		0.66	[g]	0.52	[g]	2.01		20
	5/31/21	12.13	0.21		2.11	2.32	(0.27)	(0.36)	(0.63)	13.82	19.34	500,838		0.67	[g]	0.54	[g]	1.60		36
	5/31/20	11.82	0.31		0.41	0.72	(0.23)	(0.18)	(0.41)	12.13	6.06	492,656		0.71	[g]	0.59	[g]	2.54		26
	5/31/19	12.37	0.26		(0.10)	0.16	(0.27)	(0.44)	(0.71)	11.82	1.74	548,992		0.60	[f]	0.48	[f]	2.19		21
	5/31/18	12.12	0.24		0.60	0.84	(0.26)	(0.33)	(0.59)	12.37	6.87	635,454		0.37	[e]	0.25	[e]	1.93		19

84	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	85

Financial highlights	continued

TIAA-CREF Funds

		Selected per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
	For the	Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period	value,	investment		gain (loss )	(loss) from	Net	Net	dividends	value,		at end of						investment		Portfolio
	or year	beginning	income		on total	investment	investment	realized	and	end of	Total	period		Gross		Net		income		turnover
	ended	of period	(loss	)[a]	investments [j]	operations	income	gains	distributions	period	return	(in thousands	)	expenses		expenses		(loss	)	rate
LIFECYCLE 2020 FUND
Institutional Class:	5/31/22	$11.26	$0.23		$(0.91)	$(0.68)	$(0.38)	$(0.72)	$(1.10)	$9.48	(6.86)%	$2,303,415		0.40%[g]		0.27%[g]		2.15%		22%
	5/31/21	9.89	0.20		1.90	2.10	(0.32)	(0.41)	(0.73)	11.26	21.61	2,712,681		0.42	[g]	0.29	[g]	1.82		38
	5/31/20	9.73	0.27		0.37	0.64	(0.25)	(0.23)	(0.48)	9.89	6.43	2,374,405		0.47	[g]	0.35	[g]	2.75		26
	5/31/19	10.43	0.23		(0.13)	0.10	(0.31)	(0.49)	(0.80)	9.73	1.45	2,247,877		0.36	[f]	0.24	[f]	2.33		23
	5/31/18	10.22	0.22		0.61	0.83	(0.30)	(0.32)	(0.62)	10.43	8.07	2,188,054		0.11	[e]	0.00	[e]	2.11		17
Advisor Class:	5/31/22	11.25	0.21		(0.90)	(0.69)	(0.37)	(0.72)	(1.09)	9.47	(6.93)	498		0.46	[g]	0.32	[g]	1.91		22
	5/31/21	9.89	0.14		1.94	2.08	(0.31)	(0.41)	(0.72)	11.25	21.43	726		0.48	[g]	0.35	[g]	1.26		38
	5/31/20	9.73	0.26		0.38	0.64	(0.25)	(0.23)	(0.48)	9.89	6.42	352		0.51	[g]	0.39	[g]	2.61		26
	5/31/19	10.42	0.23		(0.13)	0.10	(0.30)	(0.49)	(0.79)	9.73	1.39	200		0.35	[f]	0.24	[f]	2.32		23
	5/31/18	10.21	0.19		0.64	0.83	(0.30)	(0.32)	(0.62)	10.42	8.17	226		0.17	[e]	0.06	[e]	1.85		17
Premier Class:	5/31/22	11.23	0.21		(0.92)	(0.71)	(0.35)	(0.72)	(1.07)	9.45	(7.06)	165,761		0.55	[g]	0.42	[g]	1.96		22
	5/31/21	9.87	0.18		1.89	2.07	(0.30)	(0.41)	(0.71)	11.23	21.37	252,876		0.57	[g]	0.45	[g]	1.66		38
	5/31/20	9.70	0.25		0.38	0.63	(0.23)	(0.23)	(0.46)	9.87	6.35	249,364		0.62	[g]	0.50	[g]	2.53		26
	5/31/19	10.40	0.22		(0.14)	0.08	(0.29)	(0.49)	(0.78)	9.70	1.27	401,306		0.50	[f]	0.38	[f]	2.21		23
	5/31/18	10.19	0.21		0.61	0.82	(0.29)	(0.32)	(0.61)	10.40	7.94	503,806		0.26	[e]	0.15	[e]	1.97		17
Retirement Class:	5/31/22	14.78	0.27		(1.24)	(0.97)	(0.34)	(0.72)	(1.06)	12.75	(7.17)	764,245		0.65	[g]	0.52	[g]	1.89		22
	5/31/21	12.79	0.22		2.46	2.68	(0.28)	(0.41)	(0.69)	14.78	21.27	993,670		0.67	[g]	0.55	[g]	1.59		38
	5/31/20	12.45	0.32		0.47	0.79	(0.22)	(0.23)	(0.45)	12.79	6.21	947,495		0.72	[g]	0.60	[g]	2.50		26
	5/31/19	13.10	0.27		(0.16)	0.11	(0.27)	(0.49)	(0.76)	12.45	1.18	1,032,037		0.60	[f]	0.49	[f]	2.09		23
	5/31/18	12.69	0.24		0.76	1.00	(0.27)	(0.32)	(0.59)	13.10	7.89	1,146,465		0.36	[e]	0.25	[e]	1.86		17

86	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	87

Financial highlights	continued

TIAA-CREF Funds

		Selected per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
	For the	Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period	value,	investment		gain (loss )	(loss) from	Net	Net	dividends	value,		at end of						investment		Portfolio
	or year	beginning	income		on total	investment	investment	realized	and	end of	Total	period		Gross		Net		income		turnover
	ended	of period	(loss	)[a]	investments [j]	operations	income	gains	distributions	period	return	(in thousands	)	expenses		expenses		(loss	)	rate
LIFECYCLE 2025 FUND
Institutional Class:	5/31/22	$11.76	$0.23		$(0.99)	$(0.76)	$(0.39)	$(0.76)	$(1.15)	$9.85	(7.33)%	$3,488,042		0.40%[g]		0.27%[g]		2.01%		25%
	5/31/21	10.04	0.19		2.27	2.46	(0.31)	(0.43)	(0.74)	11.76	24.96	3,909,833		0.43	[g]	0.30	[g]	1.76		40
	5/31/20	9.89	0.27		0.40	0.67	(0.25)	(0.27)	(0.52)	10.04	6.59	3,142,487		0.48	[g]	0.36	[g]	2.66		28
	5/31/19	10.68	0.22		(0.21)	0.01	(0.30)	(0.50)	(0.80)	9.89	0.58	2,786,751		0.37	[f]	0.25	[f]	2.18		20
	5/31/18	10.33	0.21		0.75	0.96	(0.30)	(0.31)	(0.61)	10.68	9.46	2,580,691		0.11	[e]	0.00	[e]	2.00		16
Advisor Class:	5/31/22	11.75	0.22		(0.98)	(0.76)	(0.38)	(0.76)	(1.14)	9.85	(7.32)	391		0.48	[g]	0.34	[g]	1.93		25
	5/31/21	10.03	0.15		2.31	2.46	(0.31)	(0.43)	(0.74)	11.75	24.93	553		0.49	[g]	0.36	[g]	1.35		40
	5/31/20	9.88	0.27		0.39	0.66	(0.24)	(0.27)	(0.51)	10.03	6.55	133		0.54	[g]	0.42	[g]	2.66		28
	5/31/19	10.68	0.22		(0.22)	0.00	(0.30)	(0.50)	(0.80)	9.88	0.53	125		0.40	[f]	0.28	[f]	2.18		20
	5/31/18	10.33	0.21		0.75	0.96	(0.30)	(0.31)	(0.61)	10.68	9.30	133		0.17	[e]	0.05	[e]	1.96		16
Premier Class:	5/31/22	11.70	0.21		(0.98)	(0.77)	(0.37)	(0.76)	(1.13)	9.80	(7.44)	236,147		0.55	[g]	0.42	[g]	1.83		25
	5/31/21	9.99	0.18		2.25	2.43	(0.29)	(0.43)	(0.72)	11.70	24.80	336,773		0.58	[g]	0.45	[g]	1.59		40
	5/31/20	9.84	0.24		0.40	0.64	(0.22)	(0.27)	(0.49)	9.99	6.41	295,668		0.63	[g]	0.51	[g]	2.39		28
	5/31/19	10.63	0.21		(0.22)	(0.01)	(0.28)	(0.50)	(0.78)	9.84	0.51	488,247		0.51	[f]	0.39	[f]	2.06		20
	5/31/18	10.28	0.20		0.75	0.95	(0.29)	(0.31)	(0.60)	10.63	9.24	573,643		0.26	[e]	0.15	[e]	1.86		16
Retirement Class:	5/31/22	15.63	0.26		(1.35)	(1.09)	(0.34)	(0.76)	(1.10)	13.44	(7.55)	973,393		0.65	[g]	0.52	[g]	1.75		25
	5/31/21	13.14	0.22		2.97	3.19	(0.27)	(0.43)	(0.70)	15.63	24.64	1,217,409		0.68	[g]	0.55	[g]	1.52		40
	5/31/20	12.79	0.32		0.51	0.83	(0.21)	(0.27)	(0.48)	13.14	6.40	1,103,642		0.73	[g]	0.61	[g]	2.39		28
	5/31/19	13.57	0.26		(0.27)	(0.01)	(0.27)	(0.50)	(0.77)	12.79	0.33	1,131,196		0.61	[f]	0.50	[f]	1.95		20
	5/31/18	12.97	0.24		0.94	1.18	(0.27)	(0.31)	(0.58)	13.57	9.12	1,220,041		0.36	[e]	0.25	[e]	1.75		16

88	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	89

Financial highlights	continued

TIAA-CREF Funds

		Selected per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
	For the	Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period	value,	investment		gain (loss )	(loss) from	Net	Net	dividends	value,		at end of						investment		Portfolio
	or year	beginning	income		on total	investment	investment	realized	and	end of	Total	period		Gross		Net		income		turnover
	ended	of period	(loss	)[a]	investments [j]	operations	income	gains	distributions	period	return	(in thousands	)	expenses		expenses		(loss	)	rate
LIFECYCLE 2030 FUND
Institutional Class:	5/31/22	$12.01	$0.21		$(1.02)	$(0.81)	$(0.40)	$(0.83)	$(1.23)	$9.97	(7.66)%	$3,872,654		0.41%[g]		0.26%[g]		1.86%		26%
	5/31/21	10.01	0.19		2.60	2.79	(0.32)	(0.47)	(0.79)	12.01	28.49	4,216,718		0.43	[g]	0.30	[g]	1.69		41
	5/31/20	9.87	0.26		0.42	0.68	(0.23)	(0.31)	(0.54)	10.01	6.69	3,244,106		0.49	[g]	0.37	[g]	2.57		26
	5/31/19	10.78	0.21		(0.29)	(0.08)	(0.30)	(0.53)	(0.83)	9.87	(0.25)	2,793,594		0.38	[f]	0.26	[f]	2.03		20
	5/31/18	10.33	0.20		0.90	1.10	(0.31)	(0.34)	(0.65)	10.78	10.76	2,626,467		0.11	[e]	0.00	[e]	1.89		12
Advisor Class:	5/31/22	12.01	0.21		(1.03)	(0.82)	(0.39)	(0.83)	(1.22)	9.97	(7.71)	497		0.46	[g]	0.31	[g]	1.88		26
	5/31/21	10.01	0.18		2.60	2.78	(0.31)	(0.47)	(0.78)	12.01	28.41	520		0.50	[g]	0.37	[g]	1.65		41
	5/31/20	9.87	0.20		0.47	0.67	(0.22)	(0.31)	(0.53)	10.01	6.65	317		0.56	[g]	0.44	[g]	2.02		26
	5/31/19	10.78	0.21		(0.30)	(0.09)	(0.29)	(0.53)	(0.82)	9.87	(0.32)	117		0.43	[f]	0.32	[f]	2.01		20
	5/31/18	10.34	0.20		0.89	1.09	(0.31)	(0.34)	(0.65)	10.78	10.63	124		0.15	[e]	0.04	[e]	1.88		12
Premier Class:	5/31/22	11.95	0.19		(1.02)	(0.83)	(0.38)	(0.83)	(1.21)	9.91	(7.87)	265,245		0.56	[g]	0.41	[g]	1.66		26
	5/31/21	9.96	0.17		2.59	2.76	(0.30)	(0.47)	(0.77)	11.95	28.35	369,690		0.58	[g]	0.45	[g]	1.52		41
	5/31/20	9.82	0.23		0.42	0.65	(0.20)	(0.31)	(0.51)	9.96	6.52	310,511		0.64	[g]	0.52	[g]	2.26		26
	5/31/19	10.73	0.20		(0.30)	(0.10)	(0.28)	(0.53)	(0.81)	9.82	(0.33)	505,271		0.52	[f]	0.40	[f]	1.90		20
	5/31/18	10.28	0.19		0.89	1.08	(0.29)	(0.34)	(0.63)	10.73	10.56	585,462		0.26	[e]	0.15	[e]	1.76		12
Retirement Class:	5/31/22	16.36	0.25		(1.44)	(1.19)	(0.36)	(0.83)	(1.19)	13.98	(7.94)	1,008,369		0.66	[g]	0.51	[g]	1.60		26
	5/31/21	13.39	0.22		3.51	3.73	(0.29)	(0.47)	(0.76)	16.36	28.25	1,254,456		0.68	[g]	0.55	[g]	1.46		41
	5/31/20	13.04	0.31		0.54	0.85	(0.19)	(0.31)	(0.50)	13.39	6.42	1,064,906		0.74	[g]	0.62	[g]	2.29		26
	5/31/19	13.96	0.24		(0.37)	(0.13)	(0.26)	(0.53)	(0.79)	13.04	(0.54)	1,062,709		0.62	[f]	0.50	[f]	1.79		20
	5/31/18	13.21	0.23		1.14	1.37	(0.28)	(0.34)	(0.62)	13.96	10.43	1,139,069		0.36	[e]	0.25	[e]	1.64		12

90	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	91

Financial highlights	continued

TIAA-CREF Funds

		Selected per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
	For the	Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period	value,	investment		gain (loss )	(loss) from	Net	Net	dividends	value,		at end of						investment		Portfolio
	or year	beginning	income		on total	investment	investment	realized	and	end of	Total	period		Gross		Net		income		turnover
	ended	of period	(loss	)[a]	investments [j]	operations	income	gains	distributions	period	return	(in thousands	)	expenses		expenses		(loss	)	rate
LIFECYCLE 2035 FUND
Institutional Class:	5/31/22	$12.37	$0.20		$(1.08)	$(0.88)	$(0.42)	$(0.94)	$(1.36)	$10.13	(8.19)%	$4,103,430		0.41%[g]		0.25%[g]		1.72%		27%
	5/31/21	10.07	0.19		2.97	3.16	(0.32)	(0.54)	(0.86)	12.37	32.19	4,468,950		0.44	[g]	0.30	[g]	1.63		44
	5/31/20	9.97	0.25		0.44	0.69	(0.23)	(0.36)	(0.59)	10.07	6.67	3,369,098		0.50	[g]	0.38	[g]	2.48		23
	5/31/19	10.99	0.20		(0.38)	(0.18)	(0.29)	(0.55)	(0.84)	9.97	(1.08)	2,855,455		0.38	[f]	0.27	[f]	1.87		17
	5/31/18	10.44	0.19		1.04	1.23	(0.31)	(0.37)	(0.68)	10.99	11.98	2,729,789		0.11	[e]	0.00	[e]	1.76		13
Advisor Class:	5/31/22	12.35	0.19		(1.07)	(0.88)	(0.41)	(0.94)	(1.35)	10.12	(8.20)	447		0.49	[g]	0.34	[g]	1.64		27
	5/31/21	10.06	0.18		2.96	3.14	(0.31)	(0.54)	(0.85)	12.35	32.02	472		0.52	[g]	0.39	[g]	1.56		44
	5/31/20	9.96	0.28		0.40	0.68	(0.22)	(0.36)	(0.58)	10.06	6.64	363		0.58	[g]	0.46	[g]	2.74		23
	5/31/19	10.98	0.20		(0.38)	(0.18)	(0.29)	(0.55)	(0.84)	9.96	(1.11)	110		0.40	[f]	0.29	[f]	1.89		17
	5/31/18	10.43	0.19		1.04	1.23	(0.31)	(0.37)	(0.68)	10.98	11.96	121		0.15	[e]	0.04	[e]	1.74		13
Premier Class:	5/31/22	12.33	0.18		(1.07)	(0.89)	(0.40)	(0.94)	(1.34)	10.10	(8.29)	277,894		0.56	[g]	0.40	[g]	1.52		27
	5/31/21	10.04	0.17		2.96	3.13	(0.30)	(0.54)	(0.84)	12.33	31.99	396,128		0.59	[g]	0.45	[g]	1.46		44
	5/31/20	9.93	0.22		0.45	0.67	(0.20)	(0.36)	(0.56)	10.04	6.59	324,978		0.65	[g]	0.53	[g]	2.14		23
	5/31/19	10.95	0.18		(0.38)	(0.20)	(0.27)	(0.55)	(0.82)	9.93	(1.25)	550,501		0.52	[f]	0.41	[f]	1.75		17
	5/31/18	10.41	0.18		1.03	1.21	(0.30)	(0.37)	(0.67)	10.95	11.76	627,471		0.26	[e]	0.15	[e]	1.63		13
Retirement Class:	5/31/22	17.27	0.24		(1.56)	(1.32)	(0.38)	(0.94)	(1.32)	14.63	(8.42)	923,818		0.66	[g]	0.50	[g]	1.46		27
	5/31/21	13.78	0.22		4.09	4.31	(0.28)	(0.54)	(0.82)	17.27	31.86	1,157,175		0.69	[g]	0.55	[g]	1.40		44
	5/31/20	13.44	0.31		0.58	0.89	(0.19)	(0.36)	(0.55)	13.78	6.48	978,160		0.75	[g]	0.63	[g]	2.21		23
	5/31/19	14.50	0.23		(0.49)	(0.26)	(0.25)	(0.55)	(0.80)	13.44	(1.37)	980,659		0.63	[f]	0.51	[f]	1.63		17
	5/31/18	13.58	0.22		1.35	1.57	(0.28)	(0.37)	(0.65)	14.50	11.67	1,038,703		0.36	[e]	0.25	[e]	1.51		13

92	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	93

Financial highlights	continued

TIAA-CREF Funds

		Selected per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
	For the	Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period	value,	investment		gain (loss )	(loss) from	Net	Net	dividends	value,		at end of						investment		Portfolio
	or year ended	beginning of period	income (loss	)[a]	on total investments [j]	investment operations	investment income	realized gains	and distributions	end of period	Total return	period (in thousands	)	Gross expenses		Net expenses		income (loss	)	turnover rate
LIFECYCLE 2040 FUND
Institutional Class:	5/31/22	$12.52	$0.19		$(1.10)	$(0.91)	$(0.44)	$(1.05)	$(1.49)	$10.12	(8.47)%	$4,851,096		0.41%[g]		0.24%[g]		1.61%		29%
	5/31/21	9.99	0.18		3.30	3.48	(0.33)	(0.62)	(0.95)	12.52	35.87	5,311,332		0.44	[g]	0.29	[g]	1.54		46
	5/31/20	9.91	0.24		0.46	0.70	(0.20)	(0.42)	(0.62)	9.99	6.74	3,930,425		0.51	[g]	0.39	[g]	2.36		23
	5/31/19	11.15	0.18		(0.47)	(0.29)	(0.29)	(0.66)	(0.95)	9.91	(2.09)	3,346,627		0.39	[f]	0.27	[f]	1.68		18
	5/31/18	10.51	0.18		1.20	1.38	(0.32)	(0.42)	(0.74)	11.15	13.28	3,322,450		0.11	[e]	0.00	[e]	1.60		14
Advisor Class:	5/31/22	12.51	0.18		(1.10)	(0.92)	(0.43)	(1.05)	(1.48)	10.11	(8.55)	239		0.48	[g]	0.31	[g]	1.53		29
	5/31/21	9.98	0.17		3.30	3.47	(0.32)	(0.62)	(0.94)	12.51	35.84	305		0.51	[g]	0.37	[g]	1.48		46
	5/31/20	9.90	0.23		0.47	0.70	(0.20)	(0.42)	(0.62)	9.98	6.70	204		0.57	[g]	0.45	[g]	2.27		23
	5/31/19	11.14	0.18		(0.48)	(0.30)	(0.28)	(0.66)	(0.94)	9.90	(2.13)	130		0.41	[f]	0.30	[f]	1.70		18
	5/31/18	10.50	0.18		1.20	1.38	(0.32)	(0.42)	(0.74)	11.14	13.27	117		0.14	[e]	0.03	[e]	1.62		14
Premier Class:	5/31/22	12.48	0.17		(1.09)	(0.92)	(0.42)	(1.05)	(1.47)	10.09	(8.57)	314,758		0.56	[g]	0.39	[g]	1.44		29
	5/31/21	9.95	0.15		3.31	3.46	(0.31)	(0.62)	(0.93)	12.48	35.81	441,951		0.59	[g]	0.45	[g]	1.36		46
	5/31/20	9.87	0.20		0.48	0.68	(0.18)	(0.42)	(0.60)	9.95	6.55	372,625		0.66	[g]	0.54	[g]	1.97		23
	5/31/19	11.11	0.16		(0.47)	(0.31)	(0.27)	(0.66)	(0.93)	9.87	(2.28)	678,439		0.53	[f]	0.41	[f]	1.56		18
	5/31/18	10.47	0.16		1.20	1.36	(0.30)	(0.42)	(0.72)	11.11	13.17	781,576		0.26	[e]	0.15	[e]	1.48		14
Retirement Class:	5/31/22	18.04	0.24		(1.66)	(1.42)	(0.39)	(1.05)	(1.44)	15.18	(8.67)	1,085,996		0.66	[g]	0.49	[g]	1.36		29
	5/31/21	14.05	0.21		4.69	4.90	(0.29)	(0.62)	(0.91)	18.04	35.59	1,391,417		0.69	[g]	0.55	[g]	1.31		46
	5/31/20	13.71	0.30		0.62	0.92	(0.16)	(0.42)	(0.58)	14.05	6.51	1,161,770		0.76	[g]	0.64	[g]	2.08		23
	5/31/19	15.03	0.21		(0.62)	(0.41)	(0.25)	(0.66)	(0.91)	13.71	(2.37)	1,176,223		0.63	[f]	0.52	[f]	1.44		18
	5/31/18	13.93	0.20		1.60	1.80	(0.28)	(0.42)	(0.70)	15.03	13.05	1,283,032		0.36	[e]	0.25	[e]	1.36		14

94	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	95

Financial highlights	continued

TIAA-CREF Funds

		Selected per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
	For the	Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period	value,	investment		gain (loss )	(loss) from	Net	Net	dividends	value,		at end of						investment		Portfolio
	or year ended	beginning of period	income (loss	)[a]	on total investments [j]	investment operations	investment income	realized gains	and distributions	end of period	Total return	period (in thousands	)	Gross expenses		Net expenses		income (loss	)	turnover rate
LIFECYCLE 2045 FUND
Institutional Class:	5/31/22	$15.57	$0.22		$(1.38)	$(1.16)	$(0.53)	$(1.27)	$(1.80)	$12.61	(8.63)%	$3,351,968		0.41%[g]		0.23%[g]		1.52%		29%
	5/31/21	11.98	0.20		4.45	4.65	(0.36)	(0.70)	(1.06)	15.57	39.80	3,557,269		0.44	[g]	0.30	[g]	1.44		46
	5/31/20	11.89	0.28		0.55	0.83	(0.22)	(0.52)	(0.74)	11.98	6.60	2,441,105		0.52	[g]	0.40	[g]	2.25		19
	5/31/19	12.88	0.19		(0.59)	(0.40)	(0.30)	(0.29)	(0.59)	11.89	(2.79)	1,915,136		0.40	[f]	0.28	[f]	1.55		13
	5/31/18	11.73	0.19		1.44	1.63	(0.37)	(0.11)	(0.48)	12.88	13.96	1,756,138		0.11	[e]	0.00	[e]	1.52		11
Advisor Class:	5/31/22	15.57	0.23		(1.40)	(1.17)	(0.52)	(1.27)	(1.79)	12.61	(8.67)	168		0.45	[g]	0.27	[g]	1.55		29
	5/31/21	11.99	0.22		4.41	4.63	(0.35)	(0.70)	(1.05)	15.57	39.64	153		0.50	[g]	0.35	[g]	1.57		46
	5/31/20	11.89	0.27		0.57	0.84	(0.22)	(0.52)	(0.74)	11.99	6.66	155		0.56	[g]	0.44	[g]	2.23		19
	5/31/19	12.88	0.20		(0.60)	(0.40)	(0.30)	(0.29)	(0.59)	11.89	(2.79)	117		0.39	[f]	0.28	[f]	1.57		13
	5/31/18	11.73	0.19		1.44	1.63	(0.37)	(0.11)	(0.48)	12.88	13.94	126		0.12	[e]	0.01	[e]	1.53		11
Premier Class:	5/31/22	15.49	0.20		(1.38)	(1.18)	(0.50)	(1.27)	(1.77)	12.54	(8.77)	224,448		0.56	[g]	0.38	[g]	1.34		29
	5/31/21	11.93	0.18		4.42	4.60	(0.34)	(0.70)	(1.04)	15.49	39.52	309,234		0.59	[g]	0.45	[g]	1.26		46
	5/31/20	11.83	0.22		0.59	0.81	(0.19)	(0.52)	(0.71)	11.93	6.50	234,573		0.67	[g]	0.55	[g]	1.81		19
	5/31/19	12.82	0.17		(0.59)	(0.42)	(0.28)	(0.29)	(0.57)	11.83	(2.96)	435,004		0.54	[f]	0.42	[f]	1.41		13
	5/31/18	11.68	0.17		1.43	1.60	(0.35)	(0.11)	(0.46)	12.82	13.78	451,707		0.26	[e]	0.15	[e]	1.39		11
Retirement Class:	5/31/22	15.43	0.18		(1.37)	(1.19)	(0.49)	(1.27)	(1.76)	12.48	(8.89)	613,731		0.66	[g]	0.48	[g]	1.26		29
	5/31/21	11.89	0.17		4.39	4.56	(0.32)	(0.70)	(1.02)	15.43	39.38	779,894		0.69	[g]	0.55	[g]	1.21		46
	5/31/20	11.80	0.24		0.56	0.80	(0.19)	(0.52)	(0.71)	11.89	6.40	621,730		0.77	[g]	0.65	[g]	1.98		19
	5/31/19	12.78	0.16		(0.58)	(0.42)	(0.27)	(0.29)	(0.56)	11.80	(3.00)	599,598		0.64	[f]	0.52	[f]	1.30		13
	5/31/18	11.65	0.16		1.42	1.58	(0.34)	(0.11)	(0.45)	12.78	13.62	609,733		0.36	[e]	0.25	[e]	1.27		11

96	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	97

Financial highlights	continued

TIAA-CREF Funds

		Selected per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
	For the	Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period	value,	investment		gain (loss )	(loss) from	Net	Net	dividends	value,		at end of						investment		Portfolio
	or year ended	beginning of period	income (loss	)[a]	on total investments [j]	investment operations	investment income	realized gains	and distributions	end of period	Total return	period (in thousands	)	Gross expenses		Net expenses		income (loss	)	turnover rate
LIFECYCLE 2050 FUND
Institutional Class:	5/31/22	$15.83	$0.22		$(1.42)	$(1.20)	$(0.55)	$(1.19)	$(1.74)	$12.89	(8.73)%	$2,529,399		0.41%[g]		0.22%[g]		1.49%		27%
	5/31/21	12.05	0.20		4.57	4.77	(0.36)	(0.63)	(0.99)	15.83	40.55	2,626,383		0.45	[g]	0.29	[g]	1.43		43
	5/31/20	11.94	0.28		0.56	0.84	(0.22)	(0.51)	(0.73)	12.05	6.70	1,730,080		0.52	[g]	0.40	[g]	2.24		18
	5/31/19	12.95	0.19		(0.61)	(0.42)	(0.30)	(0.29)	(0.59)	11.94	(2.97)	1,267,704		0.40	[f]	0.28	[f]	1.52		12
	5/31/18	11.77	0.19		1.47	1.66	(0.37)	(0.11)	(0.48)	12.95	14.16	1,131,187		0.12	[e]	0.00	[e]	1.49		10
Advisor Class:	5/31/22	15.82	0.13		(1.34)	(1.21)	(0.53)	(1.19)	(1.72)	12.89	(8.75)	580		0.49	[g]	0.30	[g]	0.93		27
	5/31/21	12.04	0.14		4.63	4.77	(0.36)	(0.63)	(0.99)	15.82	40.56	395		0.49	[g]	0.33	[g]	0.96		43
	5/31/20	11.95	0.28		0.54	0.82	(0.22)	(0.51)	(0.73)	12.04	6.51	118		0.55	[g]	0.42	[g]	2.22		18
	5/31/19	12.95	0.19		(0.60)	(0.41)	(0.30)	(0.29)	(0.59)	11.95	(2.90)	117		0.40	[f]	0.28	[f]	1.55		12
	5/31/18	11.77	0.19		1.47	1.66	(0.37)	(0.11)	(0.48)	12.95	14.15	127		0.13	[e]	0.01	[e]	1.50		10
Premier Class:	5/31/22	15.76	0.20		(1.42)	(1.22)	(0.52)	(1.19)	(1.71)	12.83	(8.86)	159,978		0.56	[g]	0.37	[g]	1.34		27
	5/31/21	12.00	0.18		4.55	4.73	(0.34)	(0.63)	(0.97)	15.76	40.35	205,713		0.60	[g]	0.44	[g]	1.25		43
	5/31/20	11.89	0.22		0.59	0.81	(0.19)	(0.51)	(0.70)	12.00	6.50	152,698		0.67	[g]	0.55	[g]	1.74		18
	5/31/19	12.89	0.17		(0.60)	(0.43)	(0.28)	(0.29)	(0.57)	11.89	(3.07)	319,987		0.55	[f]	0.43	[f]	1.38		12
	5/31/18	11.72	0.17		1.46	1.63	(0.35)	(0.11)	(0.46)	12.89	13.99	319,950		0.27	[e]	0.15	[e]	1.37		10
Retirement Class:	5/31/22	15.68	0.18		(1.40)	(1.22)	(0.51)	(1.19)	(1.70)	12.76	(8.93)	439,910		0.66	[g]	0.47	[g]	1.22		27
	5/31/21	11.94	0.17		4.53	4.70	(0.33)	(0.63)	(0.96)	15.68	40.27	549,874		0.70	[g]	0.54	[g]	1.19		43
	5/31/20	11.85	0.24		0.55	0.79	(0.19)	(0.51)	(0.70)	11.94	6.33	424,505		0.77	[g]	0.65	[g]	1.95		18
	5/31/19	12.85	0.16		(0.60)	(0.44)	(0.27)	(0.29)	(0.56)	11.85	(3.19)	399,296		0.65	[f]	0.53	[f]	1.27		12
	5/31/18	11.68	0.16		1.46	1.62	(0.34)	(0.11)	(0.45)	12.85	13.93	396,498		0.37	[e]	0.25	[e]	1.25		10

98	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	99

Financial highlights	continued

TIAA-CREF Funds

		Selected per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
	For the	Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period	value,	investment		gain (loss )	(loss) from	Net	Net	dividends	value,		at end of						investment		Portfolio
	or year ended	beginning of period	income (loss	)[a]	on total investments [j]	investment operations	investment income	realized gains	and distributions	end of period	Total return	period (in thousands	)	Gross expenses		Net expenses		income (loss	)	turnover rate
LIFECYCLE 2055 FUND
Institutional Class:	5/31/22	$18.38	$0.26		$(1.68)	$(1.42)	$(0.63)	$(1.15)	$(1.78)	$15.18	(8.73)%	$1,127,411		0.42%[g]		0.22%[g]		1.47%		26%
	5/31/21	13.77	0.23		5.32	5.55	(0.41)	(0.53)	(0.94)	18.38	41.14	1,092,033		0.47	[g]	0.29	[g]	1.41		41
	5/31/20	13.61	0.31		0.63	0.94	(0.25)	(0.53)	(0.78)	13.77	6.56	653,177		0.54	[g]	0.40	[g]	2.24		18
	5/31/19	14.69	0.21		(0.70)	(0.49)	(0.33)	(0.26)	(0.59)	13.61	(3.04)	404,603		0.43	[f]	0.29	[f]	1.49		10
	5/31/18	13.31	0.21		1.67	1.88	(0.39)	(0.11)	(0.50)	14.69	14.29	307,441		0.14	[e]	0.00	[e]	1.45		9
Advisor Class:	5/31/22	18.37	0.26		(1.69)	(1.43)	(0.62)	(1.15)	(1.77)	15.17	(8.78)	155		0.45	[g]	0.26	[g]	1.49		26
	5/31/21	13.77	0.23		5.30	5.53	(0.40)	(0.53)	(0.93)	18.37	41.04	162		0.50	[g]	0.33	[g]	1.40		41
	5/31/20	13.61	0.31		0.63	0.94	(0.25)	(0.53)	(0.78)	13.77	6.56	121		0.56	[g]	0.41	[g]	2.20		18
	5/31/19	14.69	0.22		(0.71)	(0.49)	(0.33)	(0.26)	(0.59)	13.61	(3.05)	119		0.42	[f]	0.28	[f]	1.52		10
	5/31/18	13.31	0.21		1.67	1.88	(0.39)	(0.11)	(0.50)	14.69	14.28	128		0.15	[e]	0.01	[e]	1.47		9
Premier Class:	5/31/22	18.30	0.23		(1.67)	(1.44)	(0.60)	(1.15)	(1.75)	15.11	(8.86)	76,685		0.57	[g]	0.37	[g]	1.33		26
	5/31/21	13.72	0.20		5.29	5.49	(0.38)	(0.53)	(0.91)	18.30	40.88	93,442		0.60	[g]	0.44	[g]	1.24		41
	5/31/20	13.56	0.24		0.67	0.91	(0.22)	(0.53)	(0.75)	13.72	6.37	62,637		0.69	[g]	0.55	[g]	1.68		18
	5/31/19	14.63	0.19		(0.69)	(0.50)	(0.31)	(0.26)	(0.57)	13.56	(3.14)	135,603		0.57	[f]	0.43	[f]	1.35		10
	5/31/18	13.26	0.19		1.67	1.86	(0.38)	(0.11)	(0.49)	14.63	14.13	118,351		0.29	[e]	0.15	[e]	1.35		9
Retirement Class:	5/31/22	18.29	0.21		(1.67)	(1.46)	(0.58)	(1.15)	(1.73)	15.10	(8.97)	195,461		0.67	[g]	0.47	[g]	1.21		26
	5/31/21	13.71	0.19		5.29	5.48	(0.37)	(0.53)	(0.90)	18.29	40.80	237,666		0.71	[g]	0.54	[g]	1.18		41
	5/31/20	13.56	0.27		0.63	0.90	(0.22)	(0.53)	(0.75)	13.71	6.28	181,024		0.79	[g]	0.65	[g]	1.95		18
	5/31/19	14.63	0.17		(0.68)	(0.51)	(0.30)	(0.26)	(0.56)	13.56	(3.24)	155,354		0.67	[f]	0.53	[f]	1.24		10
	5/31/18	13.26	0.17		1.67	1.84	(0.36)	(0.11)	(0.47)	14.63	14.03	137,389		0.39	[e]	0.25	[e]	1.22		9

100	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	101

Financial highlights	continued

TIAA-CREF Funds

		Selected per share data										Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized									Ratios to average net assets
	For the	Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period	value,	investment		gain (loss )	(loss) from	Net	Net	dividends	value,		at end of						investment		Portfolio
	or year ended	beginning of period	income (loss	)[a]	on total investments [j]	investment operations	investment income	realized gains	and distributions	end of period	Total return	period (in thousands	)	Gross expenses		Net expenses		income (loss	)	turnover rate
LIFECYCLE 2060 FUND
Institutional Class:	5/31/22	$15.36	$0.22		$(1.43)	$(1.21)	$(0.53)	$(0.66)	$(1.19)	$12.96	(8.71)%	$364,640		0.45%[g]		0.22%[g]		1.48%		26%
	5/31/21	11.35	0.19		4.45	4.64	(0.32)	(0.31)	(0.63)	15.36	41.61	313,864		0.49	[g]	0.29	[g]	1.39		40
	5/31/20	11.13	0.25		0.52	0.77	(0.21)	(0.34)	(0.55)	11.35	6.60	155,744		0.62	[g]	0.39	[g]	2.18		22
	5/31/19	12.02	0.18		(0.59)	(0.41)	(0.27)	(0.21)	(0.48)	11.13	(3.17)	81,477		0.55	[f]	0.29	[f]	1.54		36
	5/31/18	10.81	0.16		1.39	1.55	(0.29)	(0.05)	(0.34)	12.02	14.51	58,836		0.34	[e]	0.00	[e]	1.39		37
Advisor Class:	5/31/22	15.35	0.22		(1.44)	(1.22)	(0.52)	(0.66)	(1.18)	12.95	(8.77)	208		0.51	[g]	0.28	[g]	1.48		26
	5/31/21	11.35	0.17		4.46	4.63	(0.32)	(0.31)	(0.63)	15.35	41.50	241		0.54	[g]	0.34	[g]	1.25		40
	5/31/20	11.13	0.25		0.51	0.76	(0.20)	(0.34)	(0.54)	11.35	6.60	117		0.66	[g]	0.44	[g]	2.16		22
	5/31/19	12.02	0.17		(0.58)	(0.41)	(0.27)	(0.21)	(0.48)	11.13	(3.20)	115		0.55	[f]	0.30	[f]	1.51		36
	5/31/18	10.81	0.16		1.39	1.55	(0.29)	(0.05)	(0.34)	12.02	14.47	133		0.38	[e]	0.04	[e]	1.41		37
Premier Class:	5/31/22	15.33	0.20		(1.44)	(1.24)	(0.51)	(0.66)	(1.17)	12.92	(8.92)	19,013		0.60	[g]	0.37	[g]	1.39		26
	5/31/21	11.33	0.17		4.44	4.61	(0.30)	(0.31)	(0.61)	15.33	41.44	18,792		0.64	[g]	0.44	[g]	1.25		40
	5/31/20	11.11	0.19		0.56	0.75	(0.19)	(0.34)	(0.53)	11.33	6.48	10,846		0.77	[g]	0.55	[g]	1.68		22
	5/31/19	12.00	0.16		(0.59)	(0.43)	(0.25)	(0.21)	(0.46)	11.11	(3.31)	18,553		0.70	[f]	0.44	[f]	1.39		36
	5/31/18	10.80	0.15		1.38	1.53	(0.28)	(0.05)	(0.33)	12.00	14.32	13,028		0.49	[e]	0.15	[e]	1.30		37
Retirement Class:	5/31/22	15.30	0.18		(1.43)	(1.25)	(0.49)	(0.66)	(1.15)	12.90	(8.97)	60,036		0.70	[g]	0.47	[g]	1.22		26
	5/31/21	11.31	0.16		4.43	4.59	(0.29)	(0.31)	(0.60)	15.30	41.31	63,880		0.74	[g]	0.54	[g]	1.16		40
	5/31/20	11.10	0.22		0.51	0.73	(0.18)	(0.34)	(0.52)	11.31	6.32	38,705		0.87	[g]	0.65	[g]	1.91		22
	5/31/19	11.99	0.15		(0.59)	(0.44)	(0.24)	(0.21)	(0.45)	11.10	(3.41)	27,045		0.79	[f]	0.53	[f]	1.27		36
	5/31/18	10.79	0.13		1.39	1.52	(0.27)	(0.05)	(0.32)	11.99	14.24	24,314		0.59	[e]	0.25	[e]	1.07		37

102	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	103

Financial highlights	concluded

TIAA-CREF Funds

			Selected per share data											Ratios and supplemental data
				Gain (loss) from investment operations
						Net realized										Ratios to average net assets
	For the		Net asset	Net		and unrealized	Total gain	Less distributions from		Total	Net asset			Net assets						Net
	period		value,	investment		gain (loss )	(loss) from	Net	Net	dividends	value,			at end of						investment		Portfolio
	or year ended		beginning of period	income (loss	)[a]	on total investments [j]	investment operations	investment income	realized gains	and distributions	end of period	Total return		period (in thousands	)	Gross expenses		Net expenses		income (loss	)	turnover rate
LIFECYCLE 2065 FUND
Institutional Class:	5/31/22		$12.45	$0.17		$(1.15)	$(0.98)	$(0.41)	$(0.32)	$(0.73)	$10.74	(8.52)%		$17,581		1.80%[g]		0.21%[g]		1.44%		109%
	5/31/21	§	10.00	0.14		2.60	2.74	(0.26)	(0.03)	(0.29)	12.45	27.76	[b]	4,818		4.73	[c,g]	0.26	[c,g]	1.81	[c]	49	[b]
Advisor Class:	5/31/22		12.44	0.19		(1.21)	(1.02)	(0.55)	(0.32)	(0.87)	10.55	(8.96)		527		1.81	[g]	0.23	[g]	1.55		109
	5/31/21	§	10.00	0.13		2.60	2.73	(0.26)	(0.03)	(0.29)	12.44	27.62	[b]	622		5.07	[c,g]	0.41	[c,g]	1.70	[c]	49	[b]
Premier Class:	5/31/22		12.43	0.13		(1.13)	(1.00)	(0.52)	(0.32)	(0.84)	10.59	(8.78)		1,784		1.96	[g]	0.36	[g]	1.11		109
	5/31/21	§	10.00	0.12		2.60	2.72	(0.26)	(0.03)	(0.29)	12.43	27.51	[b]	726		5.20	[c,g]	0.41	[c,g]	1.60	[c]	49	[b]
Retirement Class:	5/31/22		12.42	0.10		(1.07)	(0.97)	(0.40)	(0.32)	(0.72)	10.73	(8.46)		3,862		2.06	[g]	0.46	[g]	0.91		109
	5/31/21	§	10.00	0.12		2.58	2.70	(0.25)	(0.03)	(0.28)	12.42	27.38	[b]	802		5.33	[c,g]	0.51	[c,g]	1.54	[c]	49	[b]
§	The Fund commenced operations on September 30, 2020.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]	From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Funds expenses include the expenses of the Underlying Funds, excluding the expenses of the Real Property Fund.
[g]	The Fund’s expenses include the expenses of the Underlying Funds, excluding the expenses of the Nuveen Dividend Growth, Nuveen Dividend Value, Nuveen Growth Opportunities ETF, Nuveen International Growth and Real Property Fund.
[j]	Short-term and long-term capital gain distributions received from the underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

104	2022 Annual Report ■ TIAA-CREF Lifecycle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	105

Notes to financial statements

TIAA-CREF Lifecycle Funds

Note 1—organization

The Lifecycle Funds (collectively the “Funds,” each individually referred to as a “Fund”) are a sub-family of mutual funds offered by the TIAA-CREF Funds (the “Trust”), a Delaware statutory trust, that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), is registered with the SEC as an investment adviser and provides investment management services for the Funds.

The Funds offer their shares, without a sales load, through their principal underwriter, Nuveen Securities, LLC (“Nuveen Securities”), which is a wholly owned indirect subsidiary of TIAA.

Each Fund is a “fund of funds” that diversifies its assets by investing in Class W shares of other funds of the Trust and potentially other investment pools or investment products. The Funds offer up to five share classes, although any one Fund may not necessarily offer all five classes. The Funds may offer Institutional Class, Advisor Class, Premier Class, Retirement Class and Retail Class shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

Note 2—significant accounting policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded

106	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Multiclass operations and allocations: Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of assets and liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of operations.

Indemnification: Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other matters: The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	107

Notes to financial statements

New rule issuance: In December 2020, the SEC voted to adopt a new rule providing a framework for fund valuation practices. New Rule 2a-5 (“Rule 2a-5”) under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 (“Rule 31a-4”), which provides the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of the board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021. The compliance date for Rule 2a-5 and Rule 31a-4 is September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

Note 3—valuation of investments

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy that is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

•	Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
•	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
•	Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

108	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

continued

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Investments in exchange-traded funds: Exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and asked prices is utilized and the securities are generally classified as Level 2.

Investments in registered investment companies: Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Investments in unregistered limited partnerships: Investments in unregistered limited partnerships are measured at fair value as of the valuation date using the NAV per share practical expedient and are not classified within the fair value hierarchy.

The following table summarizes the market value of the Funds’ investments as of May 31, 2022, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Fair value using practical expedient[a]	Total
Lifecycle Retirement Income
Registered investment companies	$499,245,460	$–	$–	$–	$499,245,460
TIAA-CREF Real Property Fund LP	–	–	–	30,624,809	30,624,809
Total	$499,245,460	$–	$–	$30,624,809	$529,870,269
Lifecycle 2010
Registered investment companies	$992,431,590	$–	$–	$–	$992,431,590
TIAA-CREF Real Property Fund LP	–	–	–	49,123,040	49,123,040
Total	$992,431,590	$–	$–	$49,123,040	$1,041,554,630
Lifecycle 2015
Registered investment companies	$1,384,871,300	$–	$–	$–	$1,384,871,300
TIAA-CREF Real Property Fund LP	–	–	–	84,936,878	84,936,878
Total	$1,384,871,300	$–	$–	$84,936,878	$1,469,808,178
Lifecycle 2020
Registered investment companies	$3,043,924,314	$–	$–	$–	$3,043,924,314
TIAA-CREF Real Property Fund LP	–	–	–	186,054,719	186,054,719
Total	$3,043,924,314	$–	$–	$186,054,719	$3,229,979,033
Lifecycle 2025
Registered investment companies	$4,423,971,496	$–	$–	$–	$4,423,971,496
TIAA-CREF Real Property Fund LP	–	–	–	269,547,721	269,547,721
Total	$4,423,971,496	$–	$–	$269,547,721	$4,693,519,217

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	109

Notes to financial statements

Fund	Level 1	Level 2	Level 3	Fair value using practical expedient[a]	Total
Lifecycle 2030
Registered investment companies	$4,846,361,888	$–	$–	$–	$4,846,361,888
TIAA-CREF Real Property Fund LP	–	–	–	294,282,643	294,282,643
Total	$4,846,361,888	$–	$–	$294,282,643	$5,140,644,531
Lifecycle 2035
Registered investment companies	$4,995,622,752	$–	$–	$–	$4,995,622,752
TIAA-CREF Real Property Fund LP	–	–	–	302,335,381	302,335,381
Total	$4,995,622,752	$–	$–	$302,335,381	$5,297,958,133
Lifecycle 2040
Registered investment companies	$5,887,607,068	$–	$–	$–	$5,887,607,068
TIAA-CREF Real Property Fund LP	–	–	–	355,204,775	355,204,775
Total	$5,887,607,068	$–	$–	$355,204,775	$6,242,811,843
Lifecycle 2045
Registered investment companies	$3,945,594,804	$–	$–	$–	$3,945,594,804
TIAA-CREF Real Property Fund LP	–	–	–	237,218,197	237,218,197
Total	$3,945,594,804	$–	$–	$237,218,197	$4,182,813,001
Lifecycle 2050
Registered investment companies	$2,947,343,838	$–	$–	$–	$2,947,343,838
TIAA-CREF Real Property Fund LP	–	–	–	176,913,185	176,913,185
Total	$2,947,343,838	$–	$–	$176,913,185	$3,124,257,023
Lifecycle 2055
Registered investment companies	$1,317,839,459	$–	$–	$–	$1,317,839,459
TIAA-CREF Real Property Fund LP	–	–	–	79,015,123	79,015,123
Total	$1,317,839,459	$–	$–	$79,015,123	$1,396,854,582
Lifecycle 2060
Registered investment companies	$417,953,430	$–	$–	$–	$417,953,430
TIAA-CREF Real Property Fund LP	–	–	–	24,990,614	24,990,614
Total	$417,953,430	$–	$–	$24,990,614	$442,944,044
Lifecycle 2065
Registered investment companies	$22,357,912	$–	$–	$–	$22,357,912
TIAA-CREF Real Property Fund LP	–	–	–	1,334,216	1,334,216
Total	$22,357,912	$–	$–	$1,334,216	$23,692,128
[a]	In accordance with ASC 820, certain investments that are measured at fair value using the net asset value per share practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of assets and liabilities.

110	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

continued

Note 4—investments

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Real Property Fund (“RPF”): The Funds invest in the RPF, which is an affiliated real estate limited partnership. The RPF is an unregistered open-end fund that intends to invest in direct real estate holdings and may invest a portion of its assets in REIT securities, mortgage related securitization and money market instruments in accordance with exemptive relief received from the SEC. The Funds are not liable for the debts of the RPF beyond the amounts the Funds have contributed. The Funds can redeem from RPF daily subject to certain approvals. Investments in the RPF are illiquid and the Funds may be unable to dispose of such investments at opportune times. As such, this investment has been designated as restricted and the value is reflected in the schedule of investments.

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended May 31, 2022 were as follows (dollar amounts are in thousands):

Fund	Non-U.S. government purchases	Non-U.S. government sales
Lifecycle Retirement Income	$167,507	$176,731
Lifecycle 2010	246,691	354,562
Lifecycle 2015	342,745	513,253
Lifecycle 2020	812,438	1,089,367
Lifecycle 2025	1,306,286	1,385,530
Lifecycle 2030	1,572,024	1,468,850
Lifecycle 2035	1,736,895	1,581,356
Lifecycle 2040	2,182,011	1,992,801
Lifecycle 2045	1,617,205	1,321,301
Lifecycle 2050	1,248,509	933,544
Lifecycle 2055	609,478	382,177
Lifecycle 2060	241,483	115,422
Lifecycle 2065	32,887	13,422

Note 5—income tax information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	111

Notes to financial statements

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to distribution reallocations, investments in partnerships, investments in underlying funds, and tax equalization. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows (dollar amounts are in thousands):

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized (depreciation )	Net unrealized appreciation (depreciation )
Lifecycle Retirement Income	$525,903	$40,544	$(36,576)	$3,968
Lifecycle 2010	1,011,571	98,632	(68,648)	29,984
Lifecycle 2015	1,488,758	95,286	(114,235)	(18,949)
Lifecycle 2020	3,249,116	226,207	(245,344)	(19,137)
Lifecycle 2025	4,709,277	339,384	(355,141)	(15,757)
Lifecycle 2030	5,128,459	390,769	(378,584)	12,185
Lifecycle 2035	5,238,217	446,847	(387,105)	59,742
Lifecycle 2040	6,096,674	585,907	(439,770)	146,137
Lifecycle 2045	4,008,211	447,118	(272,516)	174,602
Lifecycle 2050	3,021,844	299,229	(196,816)	102,413
Lifecycle 2055	1,391,729	98,904	(93,779)	5,125
Lifecycle 2060	460,643	21,177	(38,876)	(17,699)
Lifecycle 2065	25,381	311	(1,999)	(1,688)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

112	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

continued

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation )	Capital loss carry forwards	Late-year loss deferrals	Other book-to-tax differences	Total
Lifecycle Retirement Income	$–	$14,164,372	$3,967,252	$–	$–	$(34,121)	$18,097,503
Lifecycle 2010	7,146,136	29,147,249	29,984,089	–	–	(112,281)	66,165,193
Lifecycle 2015	6,365,436	45,091,411	(18,950,060)	–	–	(164,364)	32,342,423
Lifecycle 2020	12,294,448	107,965,174	(19,137,212)	–	–	(263,470)	100,858,940
Lifecycle 2025	16,010,019	181,293,762	(15,757,287)	–	–	(286,173)	181,260,321
Lifecycle 2030	13,718,284	223,672,284	12,185,890	–	–	(281,973)	249,294,485
Lifecycle 2035	8,898,660	260,383,909	59,741,628	–	–	(284,498)	328,739,699
Lifecycle 2040	455,839	343,941,755	146,138,275	–	–	(361,806)	490,174,063
Lifecycle 2045	–	245,652,309	174,602,378	–	–	(150,017)	420,104,670
Lifecycle 2050	–	184,197,498	102,413,168	–	–	(96,766)	286,513,900
Lifecycle 2055	1,145,841	78,779,045	5,125,392	–	–	(28,713)	85,021,565
Lifecycle 2060	591,529	22,416,153	(17,698,547)	–	–	(5,421)	5,303,714
Lifecycle 2065	–	411,062	(1,688,427)	–	–	(48)	(1,277,413)

The tax character of distributions paid were as follows:

	5/31/2022		5/31/2021
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Lifecycle Retirement Income	$23,161,764	$22,270,472	$14,302,738	$17,467,353
Lifecycle 2010	47,060,380	64,609,189	34,604,447	59,479,547
Lifecycle 2015	67,018,907	80,277,672	48,522,263	52,307,744
Lifecycle 2020	151,455,657	188,186,268	108,863,757	125,021,838
Lifecycle 2025	216,449,270	271,151,254	134,425,131	169,535,428
Lifecycle 2030	237,785,666	315,462,673	143,026,796	191,592,719
Lifecycle 2035	256,415,712	356,288,276	142,574,750	224,746,157
Lifecycle 2040	322,023,104	462,395,165	169,558,271	305,117,437
Lifecycle 2045	218,120,431	317,925,165	108,458,841	182,259,203
Lifecycle 2050	161,435,133	213,330,339	80,540,450	112,609,034
Lifecycle 2055	68,542,535	74,772,925	34,830,539	30,654,989
Lifecycle 2060	19,701,972	15,182,064	8,321,478	5,059,592
Lifecycle 2065	302,017	381,910	144,492	–

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	113

Notes to financial statements

Note 6—investment adviser and other transactions with affiliates

Under the terms of its Investment Management Agreement, Advisors is entitled to a fee that is made up of two components, which are added together to create the total investment management fee. The first component, the asset allocation fee rate, is an annual rate of 0.10% of the average daily net assets of each Fund. The second component, the Underlying Funds fee rate, is calculated as follows: for each Underlying Fund of the Trust in which a Fund is invested, the effective Underlying Fund’s annual investment management agreement, net of any fee waivers or reimbursements applicable to the Underlying Fund (excluding the Class W shares investment management fee waiver and/or reimbursement) in proportion to the percentage of the Fund’s net assets invested in the Underlying Fund, applied to the average daily net assets of the Fund. Advisors has contractually agreed to waive in full the asset allocation fee rate component of the management fee on each Fund. This waiver will remain in effect through September 30, 2024, unless changed with approval of the Board. In addition, Advisors has contractually agreed to waive certain amounts of the Underlying Funds fee rate portion of each Fund’s management fee through September 30, 2022. As of May 31, 2022, Advisors received from the Funds the following effective annual rate as a percentage of average daily net assets of each Fund:

		Investment management fee waiver
Fund	Investment management fee—effective rate	Effective 10/1/21	Prior to 10/1/21
Lifecycle Retirement Income	0.27%	0.128%	0.120%
Lifecycle 2010	0.28	0.129	0.120
Lifecycle 2015	0.28	0.129	0.122
Lifecycle 2020	0.28	0.131	0.124
Lifecycle 2025	0.28	0.134	0.125
Lifecycle 2030	0.28	0.146	0.126
Lifecycle 2035	0.29	0.158	0.136
Lifecycle 2040	0.29	0.167	0.145
Lifecycle 2045	0.29	0.177	0.143
Lifecycle 2050	0.29	0.186	0.153
Lifecycle 2055	0.29	0.186	0.152
Lifecycle 2060	0.29	0.196	0.152
Lifecycle 2065	0.28	0.196	0.152

The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund pays Advisors a monthly fee based on the annual rate of 0.25% of a Fund’s average daily net assets attributable to Retirement Class shares of a Fund for providing certain administrative services related to the

114	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

continued

maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of operations are paid to Advisors under the Service Agreement.

Under the terms of the distribution Rule 12b-1 plan, the Retirement Class of each Fund and the Retail Class of the Retirement Income Fund compensated Nuveen Securities for providing distribution, promotional and/or shareholder services to the Retirement Class of each Fund and the Retail Class of the Retirement Income Fund at the maximum annual rates of 0.05% and 0.25% of the average daily net assets attributable to each Fund’s Retirement Class and the Retirement Income Fund’s Retail Class, respectively. However, Nuveen Securities has agreed not to seek any reimbursements under the distribution Rule 12b-1 plan from the Retirement Class and the plan is suspended through September 30, 2022. This agreement may be terminated before this date with the approval of the Board. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensated Nuveen Securities for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of average daily net assets attributable to the Fund’s Premier Class.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and the management fees and certain other expenses originally attributable to Class W shares of the affiliated TIAA-CREF Funds) exceeds 0.00% of average daily net assets for the Institutional Class shares; 0.15% of average daily net assets for the Advisor Class shares; 0.15% of average daily net assets for the Premier Class shares; 0.25% of average daily net assets for the Retirement Class shares; and 0.25% of average daily net assets for the Retail Class shares of the Retirement Income Fund. The expense reimbursement arrangements will continue through at least September 30, 2022, unless changed with approval of the Board.

With respect to the Lifecycle 2010 Fund, Advisors has voluntarily agreed to reimburse the Fund for 0.035% of the Total Expenses of the Institutional Class that are originally attributable to Class W shares of the Underlying Funds. This voluntary commitment is effective May 1, 2022 to April 30, 2023. Prior to May 1, 2022, the expense cap for the Retirement Class of the Lifecycle Retirement Income Fund was 0.235%.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended, May 31, 2022, these transactions did not materially impact the funds.

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	115

Notes to financial statements

The following is the percentage of the Funds’ shares owned by TIAA and its registered separate account (“TIAA Access”) as of May 31, 2022:

Fund	TIAA	TIAA Access	Total
Lifecycle Retirement Income	—%	10%	10%
Lifecycle 2010	—	11	11
Lifecycle 2015	—	12	12
Lifecycle 2020	—	14	14
Lifecycle 2025	—	14	14
Lifecycle 2030	—	14	14
Lifecycle 2035	—	14	14
Lifecycle 2040	—	14	14
Lifecycle 2045	—	15	15
Lifecycle 2050	—	18	18
Lifecycle 2055	—	14	14
Lifecycle 2060	—	15	15
Lifecycle 2065	23	3	26

Investments in other investment companies advised by Advisors and Nuveen Fund Advisors, LLC are deemed to be affiliated investments. The Fund invests its assets in the affiliated RPF, Nuveen Growth Opportunities ETF, Class W shares of the affiliated TIAA-CREF Funds and Class R6 shares of the affiliated Nuveen Funds. Information regarding transactions with affiliated companies is as follows (dollar amounts are in thousands^):

116	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

continued

					Change in
					unrealized
	Value at	Purchases	Sales	Realized	appreciation	Dividend	Value at
Issue	5/31/21	cost	proceeds	gain (loss )	(depreciation )	income	5/31/22
Lifecycle Retirement Income Fund
Nuveen Funds:
Dividend Growth	$21,633	$5,139	$10,269	$1,196	$(529)	$298	$16,654
Dividend Value	24,445	6,447	9,958	1,892	(2,138)	361	19,062
Growth Opportunities ETF	—	25,882	2,532	(352)	(5,299)	1	17,699
International Growth	14,423	6,628	2,762	77	(4,320)	114	13,647
TIAA CREF Funds:
Core Bond	125,912	21,100	22,094	(717)	(13,099)	2,985	110,568
Core Plus Bond	78,920	12,261	12,207	375	(9,149)	2,241	69,072
Emerging Markets Debt	13,019	2,595	2,558	(87)	(2,105)	677	10,864
Emerging Markets Equity	8,768	6,765	2,708	794	(4,084)	471	7,911
Growth & Income	21,831	7,058	7,759	4,307	(5,262)	262	16,759
High-Yield	12,115	2,093	2,391	(65)	(998)	619	10,754
Inflation-Linked Bond	60,887	10,085	14,138	408	(3,687)	3,797	52,880
International Bond	12,684	2,567	2,738	(41)	(1,298)	307	11,068
International Equity	20,089	8,687	5,479	(356)	(3,486)	776	19,455
International Opportunities	14,415	7,765	3,840	1,021	(4,488)	252	13,735
Large-Cap Growth	23,666	8,067	7,657	2,048	(6,127)	131	17,650
Large-Cap Growth Index	23,586	1,862	29,161	6,357	(2,644)	—	—
Large-Cap Value	24,430	6,507	10,105	2,705	(2,874)	395	19,083
Quant International Small-Cap Equity	9,443	4,038	2,466	55	(1,566)	423	9,150
Quant Small-Cap Equity	6,881	2,436	3,015	1,364	(1,973)	61	4,636
Quant Small/Mid-Cap Equity	7,881	2,782	3,579	1,507	(1,889)	110	5,518
Short-Term Bond	60,650	9,945	14,862	(238)	(2,340)	1,199	53,080
TIAA-CREF Real Property Fund LPa	22,742	6,798	4,452	197	5,340	493	30,625
	$608,420	$167,507	$176,730	$22,447	$(74,015)	$15,973	$529,870

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	117

Notes to financial statements

					Change in
					unrealized
	Value at	Purchases	Sales	Realized	appreciation	Dividend	Value at
Issue	5/31/21	cost	proceeds	gain (loss )	(depreciation )	income	5/31/22
Lifecycle 2010 Fund
Nuveen Funds:
Dividend Growth	$44,845	$8,505	$21,800	$2,822	$(1,444)	$573	$31,965
Dividend Value	50,727	8,559	19,180	4,287	(4,820)	693	36,565
Growth Opportunities ETF	—	48,041	3,396	(363)	(10,285)	2	33,997
International Growth	29,879	11,360	6,353	365	(8,271)	211	26,243
TIAA-CREF Funds:
Core Bond	265,132	23,491	44,063	(687)	(25,605)	5,834	217,259
Core Plus Bond	166,250	14,360	25,786	1,299	(18,012)	4,371	135,990
Emerging Markets Debt	27,418	3,637	5,618	20	(4,216)	1,319	21,241
Emerging Markets Equity	18,212	11,959	5,675	1,901	(8,218)	865	15,195
Growth & Income	45,255	10,275	15,400	11,899	(13,541)	498	32,151
High-Yield	25,492	1,460	3,942	65	(2,123)	1,208	20,952
Inflation-Linked Bond	128,240	13,254	30,061	1,628	(7,870)	7,372	103,914
International Bond	26,717	3,027	5,263	42	(2,577)	582	21,746
International Equity	41,600	13,825	10,993	(218)	(6,897)	1,435	37,317
International Opportunities	29,784	13,031	8,008	2,580	(8,957)	460	26,348
Large-Cap Growth	48,995	11,693	15,119	4,874	(12,239)	241	33,868
Large-Cap Growth Index	48,854	588	56,857	13,137	(5,722)	—	—
Large-Cap Value	50,652	8,836	19,658	8,260	(8,554)	731	36,611
Quant International Small-Cap Equity	19,571	6,685	5,236	325	(3,121)	783	17,567
Quant Small-Cap Equity	14,269	3,696	5,953	3,444	(4,606)	112	8,894
Quant Small/Mid-Cap Equity	16,357	4,404	7,277	3,654	(4,362)	204	10,586
Short-Term Bond	138,878	18,451	27,438	(342)	(5,364)	2,667	124,023
TIAA-CREF Real Property Fund LPa	43,915	7,555	11,487	500	8,640	849	49,123
	$1,281,042	$246,692	$354,563	$59,492	$(158,164)	$31,010	$1,041,555

118	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

continued

					Change in
					unrealized
	Value at	Purchases	Sales	Realized	appreciation	Dividend	Value at
Issue	5/31/21	cost	proceeds	gain (loss )	(depreciation )	income	5/31/22
Lifecycle 2015 Fund
Nuveen Funds:
Dividend Growth	$72,636	$8,078	$31,137	$4,831	$(2,541)	$922	$50,325
Dividend Value	82,016	11,139	29,820	6,910	(7,726)	1,115	57,697
Growth Opportunities ETF	—	76,049	5,270	(662)	(16,408)	3	53,709
International Growth	48,209	16,409	9,447	705	(13,348)	339	41,345
TIAA-CREF Funds:
Core Bond	371,267	32,197	62,912	(1,023)	(35,686)	8,178	302,428
Core Plus Bond	232,885	17,620	35,468	1,824	(25,148)	6,130	188,730
Emerging Markets Debt	38,552	5,239	8,482	(99)	(5,768)	1,855	29,442
Emerging Markets Equity	29,494	18,166	8,808	2,702	(12,836)	1,383	23,947
Growth & Income	73,262	14,890	24,783	16,307	(18,777)	802	50,716
High-Yield	35,732	1,784	5,553	(377)	(2,491)	1,695	29,095
Inflation-Linked Bond	153,204	18,181	33,792	1,548	(9,201)	8,974	128,378
International Bond	37,427	3,971	7,451	40	(3,579)	815	30,128
International Equity	67,154	20,808	17,731	(530)	(10,799)	2,309	58,902
International Opportunities	48,032	19,627	12,544	4,127	(14,325)	739	41,576
Large-Cap Growth	79,258	15,477	22,755	8,166	(19,798)	387	53,389
Large-Cap Growth Index	79,104	341	91,506	21,403	(9,342)	—	—
Large-Cap Value	81,996	12,508	31,661	10,402	(10,788)	1,175	57,752
Quant International Small-Cap Equity	31,629	9,534	7,954	531	(5,002)	1,258	27,682
Quant Small-Cap Equity	23,091	5,252	9,332	4,978	(6,811)	180	14,034
Quant Small/Mid-Cap Equity	26,513	6,047	11,219	5,798	(6,914)	329	16,696
Short-Term Bond	152,450	15,482	32,792	(361)	(5,706)	2,861	128,900
TIAA-CREF Real Property Fund LPa	68,560	13,946	12,835	313	14,953	1,394	84,937
	$1,832,471	$342,745	$513,252	$87,533	$(228,041)	$42,843	$1,469,808

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	119

Notes to financial statements

					Change in
					unrealized
	Value at	Purchases	Sales	Realized	appreciation	Dividend	Value at
Issue	5/31/21	cost	proceeds	gain (loss )	(depreciation )	income	5/31/22
Lifecycle 2020 Fund
Nuveen Funds:
Dividend Growth	$176,233	$19,674	$71,875	$11,332	$(5,747)	$2,280	$125,763
Dividend Value	198,734	28,254	69,058	15,784	(17,826)	2,748	143,856
Growth Opportunities ETF	—	190,813	14,741	(1,820)	(40,608)	8	133,644
International Growth	116,976	39,806	18,951	1,780	(33,365)	842	103,295
TIAA-CREF Funds:
Core Bond	780,211	74,136	125,053	(2,476)	(76,664)	17,491	647,104
Core Plus Bond	489,542	40,712	69,606	3,562	(53,833)	13,114	403,940
Emerging Markets Debt	81,487	11,417	16,888	(159)	(12,500)	3,970	63,357
Emerging Markets Equity	71,568	46,106	20,954	6,572	(31,723)	3,451	59,661
Growth & Income	177,622	37,792	56,920	38,212	(44,828)	1,986	126,488
High-Yield	75,079	5,799	12,439	(549)	(5,639)	3,620	62,251
Inflation-Linked Bond	251,232	33,310	51,114	2,055	(15,040)	15,081	217,794
International Bond	78,585	9,818	15,644	16	(7,650)	1,755	64,522
International Equity	162,977	49,693	37,273	(1,471)	(27,082)	5,757	146,844
International Opportunities	116,694	48,019	27,102	8,893	(34,531)	1,841	103,643
Large-Cap Growth	191,889	37,328	49,226	18,739	(48,148)	965	133,235
Large-Cap Growth Index	191,699	998	222,111	52,057	(22,643)	—	—
Large-Cap Value	198,892	29,790	71,857	24,633	(25,700)	2,929	144,031
Quant International Small-Cap Equity	76,705	24,108	17,838	1,102	(12,259)	3,138	69,185
Quant Small-Cap Equity	55,983	13,013	21,579	11,494	(16,082)	449	34,990
Quant Small/Mid-Cap Equity	64,241	15,170	26,155	13,685	(16,507)	819	41,648
Short-Term Bond	250,139	29,443	50,339	(730)	(9,547)	4,813	218,673
TIAA-CREF Real Property Fund LPa	147,859	27,239	22,644	779	32,822	3,051	186,055
	$3,954,347	$812,438	$1,089,367	$203,490	$(525,100)	$90,108	$3,229,979

120	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

continued

					Change in
					unrealized
	Value at	Purchases	Sales	Realized	appreciation	Dividend	Value at
Issue	5/31/21	cost	proceeds	gain (loss )	(depreciation )	income	5/31/22
Lifecycle 2025 Fund
Nuveen Funds:
Dividend Growth	$287,516	$31,119	$105,406	$16,984	$(8,111)	$3,801	$215,678
Dividend Value	323,309	41,589	94,639	24,367	(27,993)	4,598	246,500
Growth Opportunities ETF	—	320,089	19,187	(2,321)	(69,580)	14	229,001
International Growth	189,630	67,950	22,285	3,200	(56,523)	1,414	177,036
TIAA-CREF Funds:
Core Bond	959,634	128,409	128,824	(4,461)	(98,758)	22,364	852,085
Core Plus Bond	602,554	72,427	68,918	4,041	(69,643)	16,767	532,182
Emerging Markets Debt	101,716	18,340	19,729	(436)	(16,000)	5,062	83,891
Emerging Markets Equity	116,447	78,802	31,245	10,737	(52,328)	5,776	102,485
Growth & Income	288,270	57,191	74,291	61,015	(72,957)	3,309	216,826
High-Yield	92,306	9,942	12,253	(490)	(7,594)	4,623	81,911
Inflation-Linked Bond	237,503	40,347	39,061	1,699	(14,719)	14,773	223,149
International Bond	96,698	16,094	16,997	(117)	(9,849)	2,270	85,053
International Equity	265,281	82,934	48,450	(2,319)	(45,510)	9,621	251,936
International Opportunities	189,536	81,334	36,427	14,178	(57,572)	3,107	176,996
Large-Cap Growth	312,012	59,154	63,259	31,467	(82,003)	1,611	228,406
Large-Cap Growth Index	311,361	668	360,338	84,479	(36,170)	—	—
Large-Cap Value	322,456	44,834	98,786	36,600	(38,688)	4,891	246,835
Quant International Small-Cap Equity	124,786	38,982	21,579	1,988	(20,838)	5,237	118,945
Quant Small-Cap Equity	90,981	19,903	29,918	17,960	(25,829)	751	59,978
Quant Small/Mid-Cap Equity	104,348	22,655	35,932	21,208	(26,122)	1,368	71,475
Short-Term Bond	236,602	39,005	41,447	(705)	(9,562)	4,754	223,603
TIAA-CREF Real Property Fund LPa	203,618	34,518	16,558	332	47,638	4,306	269,548
	$5,456,564	$1,306,286	$1,385,529	$319,406	$(798,711)	$120,417	$4,693,519

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	121

Notes to financial statements

					Change in
					unrealized
	Value at	Purchases	Sales	Realized	appreciation	Dividend	Value at
Issue	5/31/21	cost	proceeds	gain (loss )	(depreciation )	income	5/31/22
Lifecycle 2030 Fund
Nuveen Funds:
Dividend Growth	$357,117	$32,790	$109,740	$18,700	$(7,871)	$4,781	$282,877
Dividend Value	402,425	49,345	102,494	30,085	(34,719)	5,808	319,205
Growth Opportunities ETF	—	408,603	20,189	(2,408)	(89,504)	18	296,502
International Growth	236,286	90,129	23,617	4,710	(72,679)	1,784	228,620
TIAA-CREF Funds:
Core Bond	879,449	151,896	137,760	(5,686)	(90,653)	20,743	793,611
Core Plus Bond	553,750	81,231	69,856	3,384	(64,556)	15,553	496,277
Emerging Markets Debt	95,301	21,062	21,687	(528)	(14,847)	4,715	79,301
Emerging Markets Equity	144,353	98,922	31,975	15,609	(68,680)	7,320	132,972
Growth & Income	358,006	71,964	79,507	74,797	(91,001)	4,175	280,673
High-Yield	84,945	10,394	11,302	(362)	(7,170)	4,289	76,505
Inflation-Linked Bond	137,038	34,645	20,605	906	(8,910)	8,871	141,484
International Bond	88,966	18,409	17,819	(267)	(9,015)	2,101	79,557
International Equity	329,081	107,308	48,128	(1,814)	(58,961)	12,142	327,486
International Opportunities	235,319	102,064	35,726	19,029	(74,259)	3,891	228,828
Large-Cap Growth	387,447	74,267	63,578	39,093	(105,081)	2,038	295,524
Large-Cap Growth Index	387,398	703	448,294	104,564	(44,371)	—	—
Large-Cap Value	401,174	53,780	107,661	44,076	(46,995)	6,178	319,634
Quant International Small-Cap Equity	154,582	49,310	19,524	3,309	(27,352)	6,618	154,772
Quant Small-Cap Equity	113,124	24,582	33,349	21,889	(31,950)	947	77,757
Quant Small/Mid-Cap Equity	130,049	25,772	38,043	26,122	(32,441)	1,728	92,914
Short-Term Bond	136,452	32,281	20,387	(350)	(5,957)	2,885	141,863
TIAA-CREF Real Property Fund LPa	217,338	32,568	7,609	46	51,940	4,642	294,283
	$5,829,600	$1,572,025	$1,468,850	$394,904	$(935,032)	$121,227	$5,140,645

122	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

continued

					Change in
					unrealized
	Value at	Purchases	Sales	Realized	appreciation	Dividend	Value at
Issue	5/31/21	cost	proceeds	gain (loss )	(depreciation )	income	5/31/22
Lifecycle 2035 Fund
Nuveen Funds:
Dividend Growth	$418,613	$37,602	$122,936	$20,921	$(8,413)	$5,644	$336,191
Dividend Value	473,288	55,743	113,741	34,971	(40,771)	6,863	379,462
Growth Opportunities ETF	—	484,782	22,972	(2,709)	(106,464)	21	352,637
International Growth	278,455	105,649	24,211	5,687	(86,372)	2,108	271,862
TIAA-CREF Funds:
Core Bond	757,070	151,165	146,042	(6,966)	(75,960)	17,864	676,130
Core Plus Bond	478,051	76,722	72,476	1,891	(54,540)	13,398	423,043
Emerging Markets Debt	84,560	18,989	21,429	(502)	(12,795)	4,095	68,823
Emerging Markets Equity	169,834	119,428	38,194	18,014	(80,753)	8,693	158,334
Growth & Income	420,677	85,024	89,053	87,440	(107,062)	4,933	333,819
High-Yield	73,328	10,249	11,794	(371)	(6,126)	3,698	65,286
Inflation-Linked Bond	21,093	23,016	1,855	282	(2,232)	1,874	39,944
International Bond	76,808	16,079	16,446	(385)	(7,611)	1,816	67,826
International Equity	386,883	126,096	50,365	(2,385)	(69,684)	14,329	390,545
International Opportunities	277,329	117,551	35,903	21,027	(86,964)	4,617	272,156
Large-Cap Growth	455,471	87,134	69,394	46,317	(124,901)	2,403	351,435
Large-Cap Growth Index	455,314	1,084	527,216	122,512	(51,694)	—	—
Large-Cap Value	471,601	56,433	114,729	51,139	(54,731)	7,290	380,522
Quant International Small-Cap Equity	181,429	58,642	20,801	4,128	(32,621)	7,808	184,225
Quant Small-Cap Equity	132,959	27,264	36,094	25,349	(37,353)	1,119	92,573
Quant Small/Mid-Cap Equity	152,953	28,632	41,383	30,642	(38,186)	2,040	110,773
Short-Term Bond	20,995	22,739	2,133	(19)	(1,505)	649	40,037
TIAA-CREF Real Property Fund LPa	223,987	26,872	2,189	33	53,632	4,788	302,335
	$6,010,698	$1,736,895	$1,581,356	$457,016	$(1,033,106)	$116,050	$5,297,958

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	123

Notes to financial statements

					Change in
					unrealized
	Value at	Purchases	Sales	Realized	appreciation	Dividend	Value at
Issue	5/31/21	cost	proceeds	gain (loss )	(depreciation )	income	5/31/22
Lifecycle 2040 Fund
Nuveen Funds:
Dividend Growth	$556,953	$52,515	$163,061	$27,193	$(10,605)	$7,535	$450,114
Dividend Value	629,102	74,691	148,350	46,229	(54,085)	9,153	507,336
Growth Opportunities ETF	—	646,423	29,351	(3,589)	(142,751)	28	470,732
International Growth	371,415	144,414	34,756	7,627	(115,861)	2,818	363,042
TIAA-CREF Funds:
Core Bond	598,044	166,490	147,421	(7,982)	(59,861)	14,464	546,707
Core Plus Bond	381,437	87,937	77,293	282	(43,360)	10,867	343,602
Emerging Markets Debt	73,261	21,066	24,728	(451)	(10,554)	3,391	58,594
Emerging Markets Equity	226,154	161,042	52,550	22,713	(106,301)	11,575	211,122
Growth & Income	560,768	109,977	112,755	115,258	(142,113)	6,591	446,330
High-Yield	58,508	11,405	11,468	(358)	(4,965)	3,001	53,122
International Bond	61,285	17,042	16,170	(531)	(5,994)	1,479	55,126
International Equity	515,718	163,738	58,855	(3,341)	(93,714)	19,225	523,546
International Opportunities	367,994	156,172	44,426	27,008	(115,297)	6,192	363,441
Large-Cap Growth	606,728	111,842	85,657	60,732	(166,502)	3,223	469,220
Large-Cap Growth Index	606,868	461	701,659	162,993	(68,663)	—	—
Large-Cap Value	629,317	66,737	143,617	67,860	(72,685)	9,780	508,448
Quant International Small-Cap Equity	241,733	80,118	28,755	5,138	(43,456)	10,472	245,990
Quant Small-Cap Equity	176,905	35,441	46,159	33,120	(49,223)	1,499	123,898
Quant Small/Mid-Cap Equity	204,130	34,942	52,287	40,574	(50,748)	2,738	147,237
TIAA-CREF Real Property Fund LPa	265,536	39,558	13,482	523	63,070	5,671	355,205
	$7,131,856	$2,182,011	$1,992,800	$600,998	$(1,293,668)	$129,702	$6,242,812

124	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

continued

					Change in
					unrealized
	Value at	Purchases	Sales	Realized	appreciation	Dividend	Value at
Issue	5/31/21	cost	proceeds	gain (loss )	(depreciation )	income	5/31/22
Lifecycle 2045 Fund
Nuveen Funds:
Dividend Growth	$401,127	$34,011	$99,796	$17,051	$(5,876)	$5,522	$337,040
Dividend Value	453,962	60,377	98,927	33,209	(39,231)	6,726	379,743
Growth Opportunities ETF	—	480,403	19,488	(2,551)	(106,168)	21	352,196
International Growth	267,576	113,218	21,757	4,868	(85,077)	2,079	271,591
TIAA-CREF Funds:
Core Bond	177,332	88,720	77,271	(4,319)	(17,125)	4,508	166,526
Core Plus Bond	116,786	44,239	39,102	(897)	(12,777)	3,410	106,541
Emerging Markets Debt	28,581	10,948	14,588	(47)	(3,593)	1,140	21,301
Emerging Markets Equity	163,597	122,385	37,010	15,689	(77,182)	8,569	157,915
Growth & Income	403,371	83,957	69,881	79,957	(100,857)	4,832	334,074
High-Yield	17,913	5,606	5,435	(206)	(1,491)	942	16,387
International Bond	18,765	8,309	7,834	(374)	(1,688)	468	17,018
International Equity	371,531	132,996	40,113	(3,245)	(68,367)	14,155	392,802
International Opportunities	266,294	126,826	34,125	16,104	(82,135)	4,567	272,304
Large-Cap Growth	437,556	94,893	57,844	42,745	(122,279)	2,374	352,392
Large-Cap Growth Index	436,636	1,535	506,582	117,103	(48,692)	—	—
Large-Cap Value	452,890	55,693	95,169	44,317	(48,353)	7,206	380,524
Quant International Small-Cap Equity	174,012	63,640	18,640	3,829	(32,311)	7,713	184,057
Quant Small-Cap Equity	127,786	26,316	29,814	24,242	(36,486)	1,105	92,746
Quant Small/Mid-Cap Equity	147,447	26,471	33,933	28,270	(36,176)	2,017	110,438
TIAA-CREF Real Property Fund LPa	172,347	36,663	13,993	353	41,848	3,737	237,218
	$4,635,509	$1,617,206	$1,321,302	$416,098	$(884,016)	$81,091	$4,182,813

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	125

Notes to financial statements

					Change in
					unrealized
	Value at	Purchases	Sales	Realized	appreciation	Dividend	Value at
Issue	5/31/21	cost	proceeds	gain (loss )	(depreciation )	income	5/31/22
Lifecycle 2050 Fund
Nuveen Funds:
Dividend Growth	$301,504	$30,337	$68,813	$11,247	$(3,179)	$4,206	$263,856
Dividend Value	338,928	48,981	62,836	24,713	(29,432)	5,145	297,670
Growth Opportunities ETF	—	371,375	11,340	(1,429)	(82,789)	16	275,817
International Growth	200,075	91,547	11,652	4,200	(66,015)	1,590	212,627
TIAA-CREF Funds:
Core Bond	83,983	41,532	61,577	(3,128)	(5,304)	1,907	55,159
Core Plus Bond	57,235	16,557	30,662	(1,071)	(4,336)	1,458	36,991
Emerging Markets Debt	16,755	6,026	11,468	191	(1,780)	545	9,724
Emerging Markets Equity	122,688	97,298	26,600	12,165	(59,063)	6,532	123,950
Growth & Income	301,687	68,351	43,606	57,764	(74,663)	3,686	261,736
High-Yield	8,791	1,937	4,369	68	(742)	404	5,685
International Bond	9,195	3,343	5,805	(252)	(565)	196	5,848
International Equity	278,007	110,127	25,705	(2,476)	(52,831)	10,836	307,122
International Opportunities	200,207	103,570	23,110	12,726	(63,853)	3,515	213,640
Large-Cap Growth	327,901	78,998	35,346	32,262	(94,670)	1,819	276,449
Large-Cap Growth Index	326,552	4,146	382,228	87,518	(35,988)	—	—
Large-Cap Value	338,761	47,242	62,610	30,884	(34,272)	5,513	297,931
Quant International Small-Cap Equity	130,367	52,812	12,282	3,057	(25,064)	5,899	143,940
Quant Small-Cap Equity	95,572	22,057	20,774	17,742	(27,182)	845	72,652
Quant Small/Mid-Cap Equity	110,176	20,680	21,518	20,597	(26,827)	1,543	86,547
TIAA-CREF Real Property Fund LPa	125,377	31,593	11,243	235	30,951	2,747	176,913
	$3,373,761	$1,248,509	$933,544	$307,013	$(657,604)	$58,402	$3,124,257

126	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

continued

					Change in
					unrealized
	Value at	Purchases	Sales	Realized	appreciation	Dividend	Value at
Issue	5/31/21	cost	proceeds	gain (loss )	(depreciation )	income	5/31/22
Lifecycle 2055 Fund
Nuveen Funds:
Dividend Growth	$128,593	$17,291	$26,676	$3,894	$(632)	$1,841	$119,306
Dividend Value	144,638	24,873	22,528	10,530	(12,682)	2,258	134,861
Growth Opportunities ETF	—	166,644	4,037	(524)	(36,913)	7	125,170
International Growth	85,350	46,696	5,957	1,547	(28,918)	702	96,279
TIAA-CREF Funds:
Core Bond	26,120	15,979	23,945	(1,281)	(1,360)	601	15,402
Core Plus Bond	18,372	6,805	12,289	(511)	(1,189)	464	10,954
Emerging Markets Debt	6,217	2,660	4,809	82	(614)	185	3,536
Emerging Markets Equity	52,248	45,357	10,855	5,233	(25,842)	2,866	56,253
Growth & Income	128,671	35,627	16,581	23,070	(30,930)	1,612	118,842
High-Yield	2,822	792	1,731	38	(250)	129	1,671
International Bond	2,951	1,407	2,373	(112)	(145)	62	1,706
International Equity	118,625	54,806	9,832	(1,020)	(23,436)	4,767	139,143
International Opportunities	85,161	52,267	10,559	5,016	(27,942)	1,546	96,949
Large-Cap Growth	139,901	43,906	15,737	13,550	(41,873)	799	125,378
Large-Cap Growth Index	139,268	4,350	165,821	37,310	(15,107)	—	—
Large-Cap Value	144,353	25,404	23,354	12,249	(13,884)	2,421	135,072
Quant International Small-Cap Equity	55,578	25,489	3,945	1,493	(11,256)	2,589	65,187
Quant Small-Cap Equity	40,785	11,209	8,333	7,313	(11,571)	371	32,917
Quant Small/Mid-Cap Equity	46,895	11,121	8,707	8,466	(11,291)	678	39,213
TIAA-CREF Real Property Fund LPa	52,724	16,795	4,108	68	13,537	1,185	79,016
	$1,419,272	$609,478	$382,177	$126,411	$(282,298)	$25,083	$1,396,855

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	127

Notes to financial statements

					Change in
					unrealized
	Value at	Purchases	Sales	Realized	appreciation	Dividend	Value at
Issue	5/31/21	cost	proceeds	gain (loss )	(depreciation )	income	5/31/22
Lifecycle 2060 Fund
Nuveen Funds:
Dividend Growth	$36,272	$9,652	$7,621	$817	$37	$556	$38,189
Dividend Value	40,776	12,600	6,275	2,980	(3,621)	688	43,377
Growth Opportunities ETF	—	53,378	1,382	(222)	(11,544)	2	40,230
International Growth	24,042	18,788	2,543	248	(8,788)	218	30,990
TIAA-CREF Funds:
Core Bond	4,716	4,787	6,969	(367)	(116)	113	2,029
Core Plus Bond	3,531	2,145	3,601	(173)	(145)	89	1,711
Emerging Markets Debt	1,499	877	1,390	17	(129)	40	874
Emerging Markets Equity	14,746	15,915	3,260	1,413	(7,657)	890	18,086
Growth & Income	36,373	16,396	5,381	6,235	(8,883)	490	38,251
High-Yield	542	287	520	10	(50)	25	269
International Bond	567	429	689	(31)	(17)	12	255
International Equity	33,418	22,101	3,393	(425)	(7,222)	1,472	44,479
International Opportunities	24,060	20,788	4,201	1,208	(8,435)	477	31,264
Large-Cap Growth	39,484	19,958	5,508	3,841	(13,038)	247	40,301
Large-Cap Growth Index	39,204	4,102	49,789	10,464	(3,981)	—	—
Large-Cap Value	40,755	12,531	6,199	2,974	(3,530)	747	43,539
Quant International Small-Cap Equity	15,767	10,229	1,338	452	(3,504)	797	20,937
Quant Small-Cap Equity	11,506	4,452	2,037	1,879	(3,222)	115	10,575
Quant Small/Mid-Cap Equity	13,191	5,004	2,444	2,194	(3,106)	209	12,598
TIAA-CREF Real Property Fund LPa	14,655	7,065	882	10	4,142	353	24,990
	$395,104	$241,484	$115,422	$33,524	$(82,809)	$7,540	$442,944

128	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

continued

					Change in
					unrealized
	Value at	Purchases	Sales	Realized	appreciation	Dividend		Value at
Issue	5/31/21	cost	proceeds	gain (loss )	(depreciation )	income		5/31/22
Lifecycle 2065 Fund
Nuveen Funds:
Dividend Growth	$649	$1,829	$365	$10	$(40)	$14		$2,064
Dividend Value	729	2,043	295	63	(107)	20		2,353
Growth Opportunities ETF	—	2,710	108	(15)	(410)	—	^	2,177
International Growth	430	1,685	146	(5)	(258)	5		1,686
TIAA-CREF Funds:
Core Bond	47	240	282	(5)	— ^	1		—	^
Core Plus Bond	34	141	167	(4)	— ^	1		3
Emerging Markets Debt	12	31	39	(1)	1	—	^	4
Emerging Markets Equity	263	1,063	110	31	(191)	24		977
Growth & Income	651	2,014	250	119	(296)	12		2,070
High-Yield	5	21	26	— ^	— ^	—	^	—	^
International Bond	5	24	28	(1)	— ^	—	^	—	^
International Equity	596	2,304	269	(30)	(199)	38		2,402
International Opportunities	429	1,713	152	19	(260)	12		1,693
Large-Cap Growth	704	2,353	349	47	(458)	6		2,182
Large-Cap Growth Index	702	157	976	188	(71)	—		—
Large-Cap Value	728	2,066	301	55	(114)	19		2,357
Quant International Small-Cap Equity	280	1,083	113	1	(99)	21		1,135
Quant Small-Cap Equity	206	558	79	33	(93)	3		573
Quant Small/Mid-Cap Equity	236	645	90	39	(90)	5		682
TIAA-CREF Real Property Fund LPa	259	1,004	59	1	129	10		1,334
	$6,965	$23,684	$4,204	$545	$(2,556)	$191		$23,692

^	Some amounts represent less than $1,000.
[a]	Restricted security

Note 7—inter-fund lending program

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the year ended May 31, 2022, there were no inter-fund borrowing or lending transactions.

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	129

Notes to financial statements	concluded

Note 8—line of credit

The Funds participate in a $1 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 14, 2022 expiring on June 13, 2023, replacing the previous facility, which expired June 2022. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended May 31, 2022, there were no borrowings under this credit facility by the Funds.

130	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Report of independent registered public accounting firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Lifecycle Retirement Income Fund, TIAA-CREF Lifecycle 2010 Fund, TIAA-CREF Lifecycle 2015 Fund, TIAA-CREF Lifecycle 2020 Fund, TIAA-CREF Lifecycle 2025 Fund, TIAA-CREF Lifecycle 2030 Fund, TIAA-CREF Lifecycle 2035 Fund, TIAA-CREF Lifecycle 2040 Fund, TIAA-CREF Lifecycle 2045 Fund, TIAA-CREF Lifecycle 2050 Fund, TIAA-CREF Lifecycle 2055 Fund, TIAA-CREF Lifecycle 2060 Fund, and TIAA-CREF Lifecycle 2065 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of TIAA-CREF Lifecycle Retirement Income Fund, TIAA-CREF Lifecycle 2010 Fund, TIAA-CREF Lifecycle 2015 Fund, TIAA-CREF Lifecycle 2020 Fund, TIAA-CREF Lifecycle 2025 Fund, TIAA-CREF Lifecycle 2030 Fund, TIAA-CREF Lifecycle 2035 Fund, TIAA-CREF Lifecycle 2040 Fund, TIAA-CREF Lifecycle 2045 Fund, TIAA-CREF Lifecycle 2050 Fund, TIAA-CREF Lifecycle 2055 Fund, TIAA-CREF Lifecycle 2060 Fund, and TIAA-CREF Lifecycle 2065 Fund (thirteen of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) as of May 31, 2022, the related statements of operations for the year ended May 31, 2022, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

TIAA-CREF Lifecycle Retirement Income Fund(1)	TIAA-CREF Lifecycle 2040 Fund(1)
TIAA-CREF Lifecycle 2010 Fund(1)	TIAA-CREF Lifecycle 2045 Fund(1)
TIAA-CREF Lifecycle 2015 Fund(1)	TIAA-CREF Lifecycle 2050 Fund(1)
TIAA-CREF Lifecycle 2020 Fund(1)	TIAA-CREF Lifecycle 2055 Fund(1)
TIAA-CREF Lifecycle 2025 Fund(1)	TIAA-CREF Lifecycle 2060 Fund(1)
TIAA-CREF Lifecycle 2030 Fund(1)	TIAA-CREF Lifecycle 2065 Fund(2)
TIAA-CREF Lifecycle 2035 Fund(1)
(1)	Statement of changes in net assets for the years ended May 31, 2022 and 2021
(2)	Statement of changes in net assets for the year ended May 31, 2022 and the period September 30, 2020 (commencement of operations) through May 31, 2021

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	131

Report of independent registered public accounting firm	concluded

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the transfer agent or custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
July 15, 2022

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

132	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Important tax information (unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-term capital gains

As of year end, each fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net long-term capital gains
Lifecycle Retirement Income	$ 23,696,961
Lifecycle 2010	67,928,472
Lifecycle 2015	84,996,550
Lifecycle 2020	198,489,049
Lifecycle 2025	283,726,218
Lifecycle 2030	327,726,945
Lifecycle 2035	369,885,156
Lifecycle 2040	478,942,826
Lifecycle 2045	328,895,907
Lifecycle 2050	220,197,035
Lifecycle 2055	77,379,957
Lifecycle 2060	16,262,805
Lifecycle 2065	381,910

Dividends received deduction (DRD)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage
Lifecycle Retirement Income	6.9%
Lifecycle 2010	7.0
Lifecycle 2015	7.3
Lifecycle 2020	8.0
Lifecycle 2025	9.3
Lifecycle 2030	10.6
Lifecycle 2035	11.6
Lifecycle 2040	12.4
Lifecycle 2045	13.2
Lifecycle 2050	13.8
Lifecycle 2055	14.2
Lifecycle 2060	14.9
Lifecycle 2065	14.6

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	133

Important tax information	concluded

Qualified dividend income (QDI)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage
Lifecycle Retirement Income	13.0%
Lifecycle 2010	12.5
Lifecycle 2015	13.5
Lifecycle 2020	14.8
Lifecycle 2025	17.3
Lifecycle 2030	19.8
Lifecycle 2035	21.7
Lifecycle 2040	23.1
Lifecycle 2045	24.7
Lifecycle 2050	25.8
Lifecycle 2055	26.6
Lifecycle 2060	28.2
Lifecycle 2065	28.8

Foreign source income and foreign tax credit pass through

Each Fund listed below has made an election under Section 853 of the Internal Revenue Code to pass through foreign taxes paid:

Fund	Foreign source income	Foreign source income per share	Qualifying foreign taxes paid	Qualifying foreign taxes paid per share
Lifecycle Retirement Income	$ 1,345,689	$0.02829	$ 153,819	$0.00323
Lifecycle 2010	2,467,181	0.02574	284,088	0.00296
Lifecycle 2015	3,958,718	0.02635	456,230	0.00304
Lifecycle 2020	9,835,697	0.03069	1,137,570	0.00355
Lifecycle 2025	16,375,789	0.03635	1,902,103	0.00422
Lifecycle 2030	20,565,033	0.04219	2,401,156	0.00493
Lifecycle 2035	24,131,487	0.04868	2,839,499	0.00573
Lifecycle 2040	32,139,832	0.05523	3,801,163	0.00653
Lifecycle 2045	23,541,832	0.07073	2,802,788	0.00842
Lifecycle 2050	17,932,649	0.07372	2,143,122	0.00881
Lifecycle 2055	7,881,146	0.08537	941,513	0.01020
Lifecycle 2060	2,424,672	0.07072	290,810	0.00848
Lifecycle 2065	61,900	0.02793	7,518	0.00339

134	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  May 31, 2022

Trustees

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and other relevant experience and qualifications	Number of Portfolios in Fund complex Overseen by Trustee	Other Directorship(s) held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	88	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation.
Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans, Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002).	88	Board member, Lumina Foundation and Waterside School; Emeritus Board Member, Year-Up Puget Sound; Investment Advisory Committee Member, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management, Northwestern University (2002–2011 and since 2013), Senior Associate Dean for Strategy and Academics (since 2020) and Chair of the Finance Department (2005–2007). Vice President, American Economic Association (2020–2021). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011–2013).	88	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC;

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	135

Trustees and officers (unaudited)	continued

TIAA-CREF Funds ■ May 31, 2022

Trustees – concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and other relevant experience and qualifications	Number of Portfolios in Fund complex Overseen by Trustee	Other Directorship(s) held by Trustee
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and of certain funds advised by American Beacon Advisors, Inc.	88	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC. Chief Operating Officer, DDJ Capital Management (2003–2006).	88	Trustee, Dexter Southfield School; Member, Governing Council of the Independent Directors Council.
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	88	Director, Build Commonwealth (non-profit organization).
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011; Chairman for term ending June 30, 2023. Chairman since September 13, 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	88	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee Member, Sansum Clinic; Director, ParentSquare; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.

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James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer (since 2008) and Program Director (1990–2008), National Bureau of Economic Research. Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT.	88	Director, National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	88	Director, TheraTrue Inc.

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Trustees and officers (unaudited)	continued

TIAA-CREF Funds ■ May 31, 2022

Officers

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”).
Derek B. Dorn TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1976	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2020.	Senior Managing Director and Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Formerly, Managing Director, Special Assistant to the CEO, and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.
John L. Douglas TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Executive Vice President, Chief Legal, Risk and Compliance Officer	One-year term. Executive Vice President since 2021 and Chief Legal, Risk and Compliance Officer since 2022.	Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA, Executive Vice President, Chief Legal, Risk and Compliance Officer of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Senior Advisor to the CEO, and Senior Executive Vice President, Chief Advocacy & Oversight Officer, TIAA. Prior to joining TIAA, Mr. Douglas was a Partner at Davis Polk & Wardwell LLP.

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W. Dave Dowrich TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Executive Vice President	One-year term. Executive Vice President since 2022.	Senior Executive Vice President and Chief Financial Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Dowrich served as Chief Financial Officer, International Businesses at Prudential Financial, Inc.
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Executive Vice President, Chief Administrative Officer of the Chief Operating Office, TIAA. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President, Chief Operating Officer, Nuveen, President and Chief Executive Officer of CREF and TIAA Separate Account VA-1; Senior Managing Director, Co-Head Nuveen Equities & Fixed Income and President of TIAA Investments.

Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief Investment Officer, Nuveen; Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments; and Senior Managing Director, President, Global Investments, TIAA.
Colbert Narcisse TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1965	Executive Vice President	One-year term. Executive Vice President since 2022.	Senior Executive Vice President, Chief Product and Business Development Officer of TIAA. President and Chief Executive Officer of CREF and TIAA Separate Account VA-1. Executive Vice President of TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President and Head of Advisory and Corporate Solutions, TIAA. Prior to joining TIAA, Mr. Narcisse served as Managing Director and Head of International Wealth Management and Head of Traditional and Alternative Investment Products at Morgan Stanley.
David G. Nason TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Executive Vice President	One-year term. Executive Vice President since 2020.	Senior Executive Vice President, Chief Operating Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President, Chief Risk and Compliance Officer, TIAA. Prior to joining TIAA, Mr. Nason served as President and CEO of GE Energy Financial Services.

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Trustees and officers (unaudited)	concluded

TIAA-CREF Funds ■ May 31, 2022

Officers – concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Fund Complex; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.
Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief People Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, TIAA.org, or by calling 800 223-1200.

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Approval of investment management agreement (unaudited)

Board renewal of the investment management agreement for the TIAA-CREF Lifecycle Funds

The Board of Trustees (the “Board” or the “Trustees”) of the TIAA-CREF Funds (the “Trust”) determines whether to initially approve and periodically renew the investment management agreement (the “Agreement”) between Teachers Advisors, LLC (“Advisors”) and the Trust on behalf of each series of the Trust. Under the Agreement, Advisors is responsible for providing investment advisory services to each series of the Trust and overseeing the everyday operations and other service providers of the Trust. Below is a summary of the process the Board undertook related to its most recent renewal of the Agreement with respect to each series of the TIAA-CREF Lifecycle Funds (the “Funds”).

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that, after an initial period of up to two years, the Agreement for each Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are independent Trustees because they are not “interested persons” of the Trust, as that term is defined in the 1940 Act, annually renews the Agreement. None of the Trustees is an interested person of the Trust under the 1940 Act. Rather, they are all deemed to be independent Trustees.

Under normal circumstances, Section 15(c) requires any initial approval or annual renewal of an investment management agreement to be made at an in-person meeting of the Board. However, due to the COVID-19 pandemic, the Securities and Exchange Commission (“SEC”) issued and extended a temporary, conditional exemptive order (the “SEC Order”), permitting mutual fund boards to vote to approve matters subject to the Section 15(c) in-person approval requirement at a meeting that is not held in person if the board determines that reliance on the SEC Order is necessary or appropriate due to prevailing circumstances related to the current or potential effects of COVID-19 and the board ratifies any action taken pursuant to the SEC Order at its next in-person meeting.

Overview of the renewal process

The Board held a virtual meeting via videoconference on March 11, 2022, in order to consider the annual renewal of the Agreement with respect to each applicable Fund using the process established by the Board described further below. At the outset of the meeting, the Board considered reliance upon the SEC Order and determined that such reliance was necessary due to, among other considerations, COVID-19 pandemic-related public health protocols imposed for health and safety reasons. The Board noted that it would ratify actions taken at this meeting pursuant to the SEC Order at its next in-person meeting.

As part of the Board’s established process, the Board delegated certain tasks to its Operations Committee. Among these tasks, the Operations Committee or certain of

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its designated members worked with Advisors, other Board members and legal counsel to the Trustees to develop guidance and specific requests relating to the types of information to be provided to the Board in connection with the proposed contract renewals.

Among other matters, the Operations Committee or certain of its designated members, following consultations with representatives of Advisors, other Board members, legal counsel to the Trustees and legal counsel to Advisors and the Trust, confirmed or established certain guidance regarding the preparation of reports to be provided to the Board with respect to each Fund by the Board Reporting and Compliance unit of Broadridge Financial Solutions, Inc. (“Broadridge”), using data from Lipper, Inc., an independent provider of investment company data. The Operations Committee considered that Broadridge is widely recognized as a leading provider of comparative analyses used by independent directors and trustees of investment companies during their advisory contract review processes.

Based on guidance provided by the Operations Committee or certain of its designated members on behalf of the Board, Broadridge produced, among other information, comparative performance and expense data for each Fund, including data relating to each Fund’s management fee rate, total expense ratio, short-term and long-term investment performance, brokerage commission costs and portfolio turnover rate (as applicable). Broadridge compared this data, as relevant, for each Fund against a universe of investment companies (except for brokerage commission costs) and against a more selective peer group of mutual funds with similar investment objectives and strategies, each of which was selected by Broadridge, and also compared the performance of each Fund against one or more appropriate broad-based indices. In each case, Broadridge summarized, and the Board considered, the methodologies Broadridge employed to provide the data contained in its reports. In addition, Broadridge represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that the purpose of its reports is to provide an objective view of each Fund’s relative position regarding the level of fees, expenses and performance against a competitive peer group and universe (as applicable) selected by Broadridge (and not Advisors or the Board). The Board considered the propriety of each Fund’s applicable peer group as selected by Broadridge and use of the Institutional Class as the base class for comparison purposes.

Among other matters, the Board also considered information from Advisors to facilitate the Trustees’ evaluation of the reasonableness of any profits earned by Advisors with respect to its services to each Fund pursuant to the Agreement.

Legal counsel for the Trustees also requested on behalf of the Board, and Advisors provided, information that was designed to assist the Board in its consideration of whether to renew the Agreement for each Fund. In addition to the data provided by Broadridge as described above, this information included, but was not limited to, the

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continued

following: (1) further information relating to each Fund’s investment performance and a narrative analysis of the performance of each Fund that had underperformed certain Board-specified criteria, together with an explanation of any events that had a material impact on the Fund’s performance during that period; (2) a description of any fee waiver or expense reimbursement arrangements that were proposed or were in place during the prior year and the extent to which such arrangements would be continued or modified in the coming year; (3) a comparison of each Fund’s management fee rate and performance to other accounts with comparable strategies managed by Advisors or certain of its affiliates; (4) any “fall-out” benefits that accrued or were identified as reasonably likely to accrue to Advisors or its affiliates due to their relationship with the Funds in addition to the Funds’ direct fee payments to Advisors pursuant to the Agreement; (5) information regarding Advisors’ financial resources, senior professional personnel, overall staffing levels, portfolio manager compensation arrangements, capacity to manage the Funds at current and foreseeable asset levels, insurance coverage, portfolio trading and best execution practices, and any actual and potential conflicts of interest identified by Advisors in connection with rendering services to the Funds; (6) information as to any profits earned by Advisors in connection with its services pursuant to the Agreement; (7) a copy of the Agreement and certain related agreements between the Funds and affiliates of Advisors; (8) a copy of Advisors’ Form ADV as filed with the SEC (which was presented only to legal counsel for the Trustees); and (9) draft narrative explanations to be included in the shareholder reports of reasons why the Board should renew the Agreement. The Trustees were also provided with performance ratings of Morningstar, Inc. (“Morningstar”), which is a widely recognized mutual fund ranking service. In addition, the Board received information from management on the continued impact of the COVID-19 pandemic and certain geopolitical events on the Teachers Insurance and Annuity Association of America (“TIAA”) enterprise’s operations generally and on the Funds’ operations and performance.

On March 3, 2022, the Board held a virtual meeting via videoconference with legal counsel to the Trustees to discuss Advisors’ materials, which led to the Trustees providing additional questions to, and requesting additional information from, Advisors. Subsequently, at the March 11, 2022 meeting, the Trustees were given the opportunity to, and did, ask additional questions and they discussed responses from Advisors to the Board’s follow-up questions and requests presented by the Board after its initial review of the information described above.

In considering whether to renew the Agreement with respect to each Fund, the Board considered various factors, including: (1) the nature, extent and quality of services provided or to be provided by Advisors to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by Advisors and its affiliates from their relationship with the Fund; (4) fees charged to comparable mutual funds by other advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) how such economies of scale are

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shared with the Fund for the benefit of its investors, such as, if applicable, through management fee breakpoints; (7) comparisons, if applicable, of the services provided by Advisors to, and the fee rates and performance of, the Fund to other clients to whom Advisors provides comparable services; and (8) any other benefits identified by Advisors derived or anticipated to be derived by Advisors or its affiliates from their relationship with the Fund. As a general matter, the Board considered these factors, and any other factors deemed relevant by the Trustees, in their totality, and no single factor was identified as being the determining factor in deciding whether to renew the Agreement.

In addition to the March 11, 2022 meeting that included Advisors’ personnel, the Trustees met in executive sessions, at which no representatives of Advisors were present, to discuss the proposed renewal of the Agreement for each Fund. The Board also received and considered information from its legal counsel as to certain relevant guidance that relates to the renewal process under Section 15(c) of the 1940 Act and certain other legal authorities.

While the contract renewal process included a series of discussions and meetings leading up to the March 11, 2022 meeting, the oversight and evaluation of Advisors’ services to the Funds by the Board and its Committees is an ongoing process. The Board, as well as its Committees, considered reports on various investment and operational topics that had been identified by the Board or its Committees for review in the year since the last annual renewal process. Further, at their regularly scheduled meetings, the Board and its Investment Committee and its other Committees receive and consider, among other matters, information regarding the performance of the Funds. Thus, in reaching its decisions regarding the renewal of the Agreement for each Fund, the Board took into account the information described herein and other information provided to the Board and its Committees throughout the year.

The Board received and considered both Trust-level and Fund-specific information, but made its renewal determinations on a Fund-by-Fund basis. In deciding whether to renew the Agreement for each Fund, each Trustee may have accorded different weight to different factors and, thus, may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Fund. At its meeting on March 11, 2022, Board members voted unanimously to renew the Agreement for each Fund. Set forth below is a summary of the primary factors the Board considered with respect to each Fund.

The nature, extent and quality of services

The Board considered the level and depth of knowledge of Advisors, including the professional experience and qualifications of its personnel. The Board also considered that Advisors is an experienced investment adviser that has managed the Funds since their operations commenced. Investment professionals at Advisors also manage various other funds and accounts of the Trust, College Retirement Equities

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continued

Fund, the TIAA-CREF Life Funds and TIAA Separate Account VA-1, as well as advise and sub-advise other investment companies and vehicles. Under the Agreement, Advisors is responsible for, among other duties: managing the assets of the Funds (which are funds of funds that may invest their assets in the securities of affiliated and unaffiliated investment companies or other investment pools, referred to as “Underlying Funds”), including conducting research, identifying investments and placing orders to buy and sell shares of Underlying Funds for the Funds’ investment portfolios; active daily monitoring of the Funds’ investment portfolios; reporting on the investment performance and other metrics of the Funds to the Board on a regular basis; responding to Fund flows; compliance monitoring; coordinating the activities of each Fund’s service providers; and overseeing the provision of various administrative services to the Funds. The Board considered that Advisors has carried out these responsibilities in a competent and professional manner. The Board also considered that Advisors has committed significant resources to supporting the series of the Trust, including the Funds. It also considered Advisors’ compliance program and resources and its compliance record with respect to the Funds.

The Board also considered, among other factors, the performance of each Fund, as discussed below. In addition, the Board considered the nature and quality of non-portfolio management services provided by Advisors and its affiliates. In this regard, the Board considered its ongoing review of the performance of certain affiliated and unaffiliated service providers, including the quality of services provided by those firms and Advisors’ oversight of those service providers and the outsourcing of certain services to other firms.

During its review, the Board noted its ongoing review of the level of personnel and other resources available to Advisors to provide portfolio management and other services to the Funds, including the impact of recent and anticipated regulatory requirements and operational changes on such resources, so as to assess the adequacy of the resources devoted to these services. Based on all factors considered, the Board concluded that the nature, extent, and quality of services provided by Advisors to each Fund under the Agreement was reasonable.

Investment performance

The Board considered the investment performance of each Fund, over the periods indicated in the Fund-by-Fund synopsis below. The Board considered each Fund’s performance as compared to its peer group and peer universe (as applicable) and its benchmark index. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below. The Board concluded that, under the totality of circumstances considered, the investment performance of each Fund was reasonable.

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Approval of investment management agreement (unaudited)

Cost and profitability

The Board considered financial and profitability data relating to Advisors’ services to the Funds for the calendar year 2021. The Board considered Advisors’ profit calculations with respect to its services to each Fund both before and after taking into account the costs incurred directly or indirectly by Advisors in connection with the distribution of shares of the Fund. The Board considered that this data included the effect of the Fund’s unique fee structure where the Funds invest in fee-waived Class W shares of the TIAA-CREF Underlying Funds and the Funds pay the equivalent of these Underlying Funds’ management fees and other expenses directly as part of the Funds’ management fee rates under the Agreement, along with the Funds’ existing annual management fee rate of 0.10% of average daily net assets. The Board considered that the Broadridge fee comparisons would be affected because most of the Funds’ peers do not have a similar fee structure.

The Board acknowledged the reasonableness of having management fee rates which permit Advisors to maintain and improve the quality of services provided to the Funds and recognized the entrepreneurial and other risks assumed by Advisors in managing the Funds. The Board also noted Advisors’ waiver of 0.10% of each Fund’s management fee since inception, which will continue through at least September 30, 2024. The Board also considered that Advisors had agreed to additional waivers of the Funds’ fees, which will continue through at least September 30, 2022. The Board also acknowledged certain fee waivers and reimbursements of expenses above specified amounts undertaken by Advisors with respect to many of the Underlying Funds which, in turn, reduce the management fees charged to the Funds. The Board also recognized Advisors’ commitment to reimburse Fund expenses to the extent that total annual operating expenses exceeded certain specified amounts. The Board considered that Advisors had calculated that it incurred losses with respect to each Fund under the Agreement for the one-year period ended December 31, 2021.

Fees charged by other advisers

The Board considered comparative information regarding each Fund’s contractual and effective management fee rates and the contractual and effective management fee rates paid by similar mutual funds to other advisers, as analyzed by Broadridge and reflected in the Fund-by-Fund synopsis below. The Board acknowledged Advisors’ assertion that, while the Funds’ expense structure makes the Funds’ contractual and effective management fee rates appear higher as compared to its peers (most of whom have a traditional funds of funds fee structure), the Funds’ total expenses were favorable as compared to most of their peers. In this regard, the Board also considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of such similar mutual funds are set and potentially material differences between a Fund and its comparable mutual funds. The Board considered Broadridge’s treatment of all fund fee waivers, regardless of their type, as management fee waivers, which could materially impact how the Funds’ actual management fee rates

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continued

compare to those of similar mutual funds. Additionally, the Board considered the potential limitations of such comparisons due to, among other factors, the fact that, in many instances, Broadridge based its comparisons on financial data relating to fiscal periods that differed from the period for which the Fund’s data were derived. Based on all factors considered, the Board concluded that the management fee rates under the Agreement with respect to each Fund were reasonable in relation to those charged by appropriate groups of comparable mutual funds.

Economies of scale

The Board considered whether Advisors has experienced or is anticipated to experience economies of scale in connection with the operation of each Fund, and whether any such economies are shared with the Funds. The Board also considered that because Advisors operated each Fund at a loss, and has waived 0.10% of its management fees for the Funds since inception, there had been little opportunity to pass on economies of scale to Fund shareholders. Based on all factors considered, the Board concluded that the Funds’ management fee rate schedules were reasonable in light of current economies of scale considerations and current asset levels.

Fee and performance comparisons with other Advisors clients

The Board considered that Advisors provides similar investment management services to other investment companies. The Board noted that Advisors provides funds of funds management services to the TIAA-CREF Lifestyle Funds and the TIAA-CREF Life Balanced Fund, with annual management fee rates of 0.10% of average daily net assets, and the TIAA-CREF Managed Allocation Fund, for which Advisors receives no management fee. The Board also considered that Advisors also manages the TIAA-CREF Lifecycle Index Funds, which have the same fee structure as the Funds. The Board also discussed the performance of these other funds of funds while discussing the performance of the Funds. Based on all factors considered, the Board concluded that the management fee rates under the Agreement with respect to each Fund were reasonable in relation to those charged by Advisors to its comparable clients.

Other benefits

The Board also considered additional “fall-out benefits” to Advisors and its affiliates arising from the Agreement. Such benefits include, among others, other fees paid by the Funds to Advisors or its affiliates for other services, such as distribution and administration, and investment-related benefits, such as economies of scale to the extent the Funds share investment resources and/or personnel with other clients of Advisors and the ability to incubate strategies within one or more Funds that could be subsequently utilized to manage other non-Fund products. Advisors and its affiliates may also benefit from the level of business and relationships the Funds

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Approval of investment management agreement (unaudited)

have with certain service providers. Advisors and/or its affiliates also may benefit to the extent that the Funds add scale to the TIAA-CREF Underlying Funds or other affiliated underlying funds. Also, Advisers and its affiliates earn fees on the Funds’ investments in other affiliated products, such as Nuveen Funds and the TIAA-CREF Real Property Fund. Additionally, the Funds may be utilized as investment options for other products and businesses of Advisors and its affiliates, such as variable products, fund of funds and 529 education savings plans. Also, Advisors and its affiliates may benefit from their relationship with the Funds to the extent that this relationship results in potential investors viewing TIAA, of which Advisors is an indirect, wholly-owned subsidiary, as a leading retirement plan provider in the academic and non-profit markets and as a single source for all their financial service needs. The Board concluded that other benefits to Advisors and its affiliates arising from the Agreement were reasonable in light of various relevant factors.

Fund-by-fund synopsis of factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Fund. If a Fund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. The specific management fee, expense and performance factors outlined below are based on the Institutional Class of each Fund. Because the Institutional Class generally has lower non-management expenses than the other classes of these Funds, the expenses and performance of these other classes will differ from the expenses and performance shown for the Institutional Class. All time periods referenced below are ended December 31, 2021. Under the Morningstar rating system, an Overall Morningstar Rating of 5 stars is the highest (best) rating category and 1 star is the lowest (worst) rating category. The Morningstar data is as of December 31, 2021. Statements below regarding a Fund’s “effective management fee rate” refer to the overall effective blended fee rate that applied to that Fund after taking into account any breakpoints in the management fee rate schedule for the Fund and any applicable fee waivers and/or expense reimbursements. Statements below regarding “net loss” refer to Advisors’ calculation that it incurred a loss for the services that it rendered to a Fund during 2021 under the Agreement.

Lifecycle Retirement Income Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective

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continued

management fee rate was 0.238% of average daily net assets, which includes the effect of a voluntary management fee rate waiver of 0.10% ending September 30, 2023, as well as the effect of a voluntary waiver on the Fund’s other expense by Advisors. The voluntary management fee rate waiver subsequently has been extended by Advisors through September 30, 2024.
•	The Fund’s total expense ratio was in the 1st quintile of the group of comparable funds selected by Broadridge for expense comparison purposes (“Expense Group”), while the Fund’s actual management fee rate (including the waiver) and contractual management fee rate each ranked 1 out of 5 funds within its Expense Group. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 4th and 2nd quintiles of the universe of comparable funds selected by Broadridge for expense comparison purposes (“Expense Universe”), respectively.
•	The Fund was in the 2nd, 3rd and 3rd quintiles and ranked 2 out of 5 funds within the group of comparable funds selected by Broadridge for performance comparison purposes (“Performance Group”) for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 2nd, 1st, 1st and 1st quintiles of the universe of comparable funds selected by Broadridge for performance comparison purposes (“Performance Universe”) for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle 2010 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.257% of average daily net assets, which includes the effect of a voluntary management fee rate waiver of 0.10% ending September 30, 2023, as well as the effect of a voluntary waiver on the Fund’s other expense by Advisors. The voluntary management fee rate waiver subsequently has been extended by Advisors through September 30, 2024.
•	The Fund’s total expense ratio was in the 1st quintile of its Expense Group, while the Fund’s actual management fee rate (including the waiver) and contractual management fee rate each ranked 2 out of 4 funds within its Expense Group. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 2nd and 2nd quintiles of its Expense Universe, respectively.

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	149

Approval of investment management agreement (unaudited)

•	The Fund was in the 3rd, 1st and 1st quintiles and ranked 1 out of 3 funds within its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 3rd, 2nd, 1st and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 5 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle 2015 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.266% of average daily net assets, which includes the effect of a voluntary management fee rate waiver of 0.10% ending September 30, 2023, as well as the effect of a voluntary waiver on the Fund’s other expense by Advisors. The voluntary management fee rate waiver subsequently has been extended by Advisors through September 30, 2024.
•	The Fund’s total expense ratio was in the 1st quintile of its Expense Group, while the Fund’s actual management fee rate (including the waiver) and contractual management fee rate each ranked 2 out of 4 funds within its Expense Group. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 3rd and 3rd quintiles of its Expense Universe, respectively.
•	The Fund was in the 3rd, 2nd and 2nd quintiles and ranked 1 out of 3 funds within its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 3rd, 2nd, 1st and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle 2020 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part

150	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

continued

of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.273% of average daily net assets, which includes the effect of a voluntary management fee rate waiver of 0.10% ending September 30, 2023, as well as the effect of a voluntary waiver on the Fund’s other expense by Advisors. The voluntary management fee rate waiver subsequently has been extended by Advisors through September 30, 2024.
•	The Fund’s total expense ratio was in the 1st quintile of its Expense Group, while the Fund’s actual management fee rate (including the waiver) ranked 3 out of 5 funds and contractual management fee rate ranked 2 out of 5 funds within its Expense Group. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 4th and 3rd quintiles of its Expense Universe, respectively.
•	The Fund was in the 5th, 3rd and 3rd quintiles and ranked 1 out of 4 funds within its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 3rd, 2nd, 1st and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle 2025 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.278% of average daily net assets, which includes the effect of a voluntary management fee rate waiver of 0.10% ending September 30, 2023, as well as the effect of a voluntary waiver on the Fund’s other expense by Advisors. The voluntary management fee rate waiver subsequently has been extended by Advisors through September 30, 2024.
•	The Fund’s total expense ratio and contractual management fee rate were each in the 1st quintile of its Expense Group, while its actual management fee rate (including the waiver) was in the 2nd quintile of its Expense Group. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 4th and 2nd quintiles of its Expense Universe, respectively.
•	The Fund was in the 3rd, 3rd, 3rd and 1st quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 3rd, 2nd, 1st and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	151

Approval of investment management agreement (unaudited)

•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle 2030 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.282% of average daily net assets, which includes the effect of a voluntary management fee rate waiver of 0.10% ending September 30, 2023, as well as the effect of a voluntary waiver on the Fund’s other expense by Advisors. The voluntary management fee rate waiver subsequently has been extended by Advisors through September 30, 2024.
•	The Fund’s total expense ratio and contractual management fee rate were each in the 1st quintile of its Expense Group, while its actual management fee rate (including the waiver) was in the 2nd quintile of its Expense Group. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 4th and 2nd quintiles of its Expense Universe, respectively.
•	The Fund was in the 4th, 3rd, 3rd and 1st quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 3rd, 2nd, 2nd and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle 2035 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.281% of average daily net assets, which includes the effect of a voluntary management fee rate waiver of 0.10% ending

152	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

continued

September 30, 2023, as well as the effect of a voluntary waiver on the Fund’s other expense by Advisors. The voluntary management fee rate waiver subsequently has been extended by Advisors through September 30, 2024.
•	The Fund’s total expense ratio and contractual management fee rate were each in the 1st quintile of its Expense Group, while its actual management fee rate (including the waiver) was in the 2nd quintile of its Expense Group. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 4th and 2nd quintiles of its Expense Universe, respectively.
•	The Fund was in the 5th, 4th, 4th and 1st quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 5th, 3rd, 2nd and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle 2040 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.275% of average daily net assets, which includes the effect of a voluntary management fee rate waiver of 0.10% ending September 30, 2023, as well as the effect of a voluntary waiver on the Fund’s other expense by Advisors. The voluntary management fee rate waiver subsequently has been extended by Advisors through September 30, 2024.
•	The Fund’s total expense ratio and contractual management fee rate were each in the 1st quintile of its Expense Group, while its actual management fee rate (including the waiver) was in the 2nd quintile of its Expense Group. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 4th and 2nd quintiles of its Expense Universe, respectively.
•	The Fund was in the 5th, 4th, 4th and 1st quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 5th, 2nd, 2nd and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	153

Approval of investment management agreement (unaudited)

the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle 2045 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.277% of average daily net assets, which includes the effect of a voluntary management fee rate waiver of 0.10% ending September 30, 2023, as well as the effect of a voluntary waiver on the Fund’s other expense by Advisors. The voluntary management fee rate waiver subsequently has been extended by Advisors through September 30, 2024.
•	The Fund’s total expense ratio and contractual management fee rate were each in the 1st quintile of its Expense Group, while its actual management fee rate (including the waiver) was in the 2nd quintile of its Expense Group. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 4th and 2nd quintiles of its Expense Universe, respectively.
•	The Fund was in the 4th, 3rd, 3rd and 1st quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 4th, 2nd, 1st and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle 2050 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.267% of average daily net assets, which includes the effect of a voluntary management fee rate waiver of 0.10% ending September 30, 2023, as well as the effect of a voluntary waiver on the Fund’s other expense by Advisors. The voluntary management fee rate waiver subsequently has been extended by Advisors through September 30, 2024.

154	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

continued

•	The Fund’s total expense ratio and contractual management fee rate were each in the 1st quintile of its Expense Group, while its actual management fee rate (including the waiver) was in the 2nd quintile of its Expense Group. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 4th and 2nd quintiles of its Expense Universe, respectively.
•	The Fund was in the 4th, 3rd, 2nd and 1st quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 4th, 2nd, 1st and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle 2055 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.243% of average daily net assets, which includes the effect of a voluntary management fee rate waiver of 0.10% ending September 30, 2023, as well as the effect of a voluntary waiver on the Fund’s other expense by Advisors. The voluntary management fee rate waiver subsequently has been extended by Advisors through September 30, 2024.
•	The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were each in the 1st quintile of its Expense Group. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 4th and 2nd quintiles of its Expense Universe, respectively.
•	The Fund was in the 4th, 3rd and 3rd quintiles and ranked 1 out of 5 funds within its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 4th, 2nd, 1st and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	155

Approval of investment management agreement (unaudited)

Lifecycle 2060 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.214% of average daily net assets, which includes the effect of a voluntary management fee rate waiver of 0.10% ending September 30, 2023, as well as the effect of a voluntary waiver on the Fund’s other expense by Advisors. The voluntary management fee rate waiver subsequently has been extended by Advisors through September 30, 2024.
•	The Fund’s total expense ratio and contractual management fee rate were each in the 1st quintile of its Expense Group, while its actual management fee rate (including the waiver) was in the 2nd quintile of its Expense Group. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 4th and 2nd quintiles of its Expense Universe, respectively.
•	The Fund was in the 4th, 2nd and 3rd quintiles of its Performance Group for the one-, three- and five-year periods, respectively. The Fund was in the 4th, 1st and 1st quintiles of its Performance Universe for the one-, three- and five-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle 2065 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.000% of average daily net assets, which includes the effect of a voluntary management fee rate waiver of 0.10% ending September 30, 2023, as well as the effect of a voluntary waiver on the Fund’s other expense by Advisors. The voluntary management fee rate waiver subsequently has been extended by Advisors through September 30, 2024.
•	The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were each in the 1st quintile of its Expense Group. The Fund’s total expense ratio and actual management fee rate (including

156	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

concluded

the waiver) were each in the 1st quintile of its Expense Universe, while the contractual management fee rate was in the 2nd quintile of its Expense Universe.
•	The Fund was in the 3rd and 2nd quintiles of its Performance Group for the one-year and since inception periods, respectively. The Fund was in the 3rd quintile of its Performance Universe for each of the one-year and since inception periods.
•	The Fund is too new to have an Overall Morningstar Rating.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Based primarily on the foregoing factors and conclusions, the Board renewed the Agreement for each Fund.

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	157

Liquidity risk management program (unaudited)

Discussion of the operation and effectiveness of the Funds’ liquidity risk management program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each series of the Trust covered by this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Program consists of various provisions relating to assessing and managing Fund liquidity risk, as discussed further below. The Funds’ Board of Trustees (the “Board”) previously approved the designation of Advisors (the “Administrator”) as Program administrator. The Liquidity Monitoring and Analysis Team (the “LMAT”) carries out day-to-day Program management with oversight by the Liquidity Oversight Committee (the “LOSC”). Personnel from the Administrator and Nuveen Fund Advisors, LLC, an affiliate of the Administrator, comprise the LMAT and LOSC.

At a February 15, 2022 Board meeting, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy, and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and utilize third-party vendor data.

Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund net assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held highly liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.

158	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

The Liquidity Rule also limits the Funds’ investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in illiquid investments and requires certain reporting anytime a Fund’s holdings of illiquid investments exceed 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on illiquid investments.

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	159

Additional information about index providers (unaudited)

Russell Indexes

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

MSCI Indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Bloomberg Indexes

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves nor endorses this material, nor guarantees the accuracy or completeness of any information herein, nor makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor’s Index

The Indexes in the S&P Target Date Index Series are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and have been licensed

160	2022 Annual Report ■ TIAA-CREF Lifecycle Funds

for use by the funds. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the S&P Target Date Index Series to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the funds with respect to the S&P Target Date Index Series is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indexes in the S&P Target Date Index Series are determined, composed and calculated by S&P Dow Jones Indices without regard to the funds. S&P Dow Jones Indices has no obligation to take the needs of the funds or the owners of the funds into consideration in determining, composing or calculating the S&P Target Date Index Series. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of fund shares or in the determination or calculation of the equation by which fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the S&P Target Date Index Series will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P TARGET DATE INDEX SERIES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P TARGET DATE INDEX SERIES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE FUNDS, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

TIAA-CREF Lifecycle Funds ■ 2022 Annual Report	161

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How to reach us

Websites

TIAA.org

nuveen.com

Automated telephone service

800-842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Nuveen Securities, LLC and TIAA-CREF Individual & Institutional Services, LLC, members FINRA, distribute securities products.

This material is for informational or educational purposes only and does not constitute fiduciary investment advice under ERISA, a securities recommendation under all securities laws, or an insurance product recommendation under state insurance laws or regulations. This material does not take into account any specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on the investor’s own objectives and circumstances.

©2022 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund,
730 Third Avenue, New York, NY 10017-3206

730 Third Avenue New York, NY 10017-3206	PRESORTED STANDARD U.S. POSTAGE PAID TIAA

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TIAA-CREF Funds	May 31, 2022

TIAA-CREF
Lifecycle Index Funds

The annual report contains the audited financial statements.

Fund name	Institutional Class	Advisor Class	Premier Class	Retirement Class
Lifecycle Index Retirement Income Fund	TRILX	TLIHX	TLIPX	TRCIX
Lifecycle Index 2010 Fund	TLTIX	TLTHX	TLTPX	TLTRX
Lifecycle Index 2015 Fund	TLFIX	TLFAX	TLFPX	TLGRX
Lifecycle Index 2020 Fund	TLWIX	TLWHX	TLWPX	TLWRX
Lifecycle Index 2025 Fund	TLQIX	TLQHX	TLVPX	TLQRX
Lifecycle Index 2030 Fund	TLHIX	TLHHX	TLHPX	TLHRX
Lifecycle Index 2035 Fund	TLYIX	TLYHX	TLYPX	TLYRX
Lifecycle Index 2040 Fund	TLZIX	TLZHX	TLPRX	TLZRX
Lifecycle Index 2045 Fund	TLXIX	TLMHX	TLMPX	TLMRX
Lifecycle Index 2050 Fund	TLLIX	TLLHX	TLLPX	TLLRX
Lifecycle Index 2055 Fund	TTIIX	TTIHX	TTIPX	TTIRX
Lifecycle Index 2060 Fund	TVIIX	TVIHX	TVIPX	TVITX
Lifecycle Index 2065 Fund	TFITX	TFIHX	TFIPX	TFIRX

Annual
Report

Understanding this report

This annual report contains information about certain TIAA-CREF Funds and describes their results for the twelve months ended May 31, 2022. The report contains four main sections:

•	A letter from Brad Finkle, Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds.
•	The fund performance section compares each fund’s investment returns with those of its composite benchmark and broad market index.
•	The portfolios of investments list the underlying TIAA-CREF Funds in which each fund had investments as of May 31, 2022.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in any fund, please read the latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our websites at TIAA.org or nuveen.com, or call 800-842-2252. We urge you to read the prospectus carefully before investing.

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	3

Letter to investors

Global financial markets produced negative results for the twelve months ended May 31, 2022. As inflationary pressures persisted, the Federal Reserve responded by raising short-term interest rates in March and May, and indicated that further increases were likely. U.S. equities lost ground as the economy contracted in the first quarter of 2022—the first negative quarter since 2020. A widening trade gap and lower government spending contributed to the slowdown, but spending by consumers and businesses remained strong. Foreign stocks also posted losses, with emerging markets falling more than international developed markets. U.S. fixed-income securities declined as U.S. Treasury yields rose across all maturities (bond prices move in the opposite direction of yields). These market conditions were reflected in the performance of the TIAA-CREF Lifecycle Index Funds by way of their investments in various asset classes through underlying funds.

•	All of the TIAA-CREF Lifecycle Index Funds declined for the period and underperformed their respective composite benchmarks. (All fund returns are for the Retirement Class.)
•	Returns for the Retirement Class ranged from −6.3% for the Lifecycle Index 2010 Fund to −7.3% for the Lifecycle Index 2035, 2040 and 2065 Funds.

Both stocks and bonds posted losses

U.S. equities declined for the twelve months as inflation, rising interest rates and Russia’s invasion of Ukraine weighed on the financial markets. Furthermore, oil prices rose to levels not seen since 2008, while unemployment fell to rates approaching pre-pandemic lows. The broad domestic stock market, as represented by the Russell 3000® Index, returned −3.7%. The Fed raised the federal funds target rate to 0.75%–1.00% in May 2022 and decided to begin reducing its portfolio of bonds that had been purchased to support the economy.

International stocks trailed their U.S. counterparts. The MSCI EAFE+Emerging Markets (EM) Index, which measures the performance of leading stocks in 21 developed-markets countries outside North America and 24 emerging-markets countries, returned –13.6% in U.S.-dollar terms. Despite widespread market losses, the economies in the 19-nation euro area grew at a moderate rate in the fourth quarter of 2021 and the first quarter of 2022. Among developing markets, the Chinese economy continued to expand at a solid pace through the first quarter of 2022.

U.S. investment-grade bonds lost ground as U.S. Treasury yields rose substantially across all maturities. The domestic investment-grade fixed-rate bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned −8.2% for the period.

4	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Planning for an unpredictable future

For more than a decade, equity investors have enjoyed a long stretch of above-average returns, while bond performance during the same period has not kept pace. Now we may be at an inflection point. Equities have become more volatile, tempered by a host of factors that could affect global economic growth. Fixed-income securities, after years of historically low interest rates, are now offering higher yields, which is good news for bond investors seeking higher income. Meanwhile, real estate continues to benefit from high demand and limited supply, which enhances property values and bolsters rental income.

The challenge of planning for the future always lies in its inherent uncertainty. As a result, we believe that a prudent strategy is to stay invested in a diversified portfolio that includes multiple asset classes. The TIAA-CREF Lifecycle Index Funds use dynamic diversification strategies designed to help mitigate the effects of market volatility and keep you on track to achieve your financial goals. Of course, diversification does not guarantee against market losses, and past performance cannot guarantee future results.

We thank you for trusting us to manage your investments through the TIAA-CREF Lifecycle Index Funds. If you have any questions or concerns, please consult your financial advisor or call a TIAA financial consultant at 800-842-2252. You can also reach us online by visiting TIAA.org. We always stand ready to assist you.

/s/ Brad Finkle

Brad Finkle

Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds

Brad Finkle

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	5

Information for investors

Portfolio holdings

The complete portfolios of investments for the Lifecycle Index Funds begin on page 46 of this report. You can obtain complete lists of the holdings of the Lifecycle Index Funds and of the underlying funds in which the Lifecycle Index Funds invest as of the most recently completed fiscal quarter in the following ways:

•	By visiting our websites at TIAA.org or nuveen.com; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the Lifecycle Index Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our Securities and Exchange Commission (SEC) Form N-CSR and Form N-PORT filings. Form N-CSR filings are as of May 31 or November 30; Form N-PORT filings are as of the last day of February or August 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

A description of our proxy voting policies and procedures for the underlying funds of the Lifecycle Index Funds can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the Lifecycle Index Funds’ underlying funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link under Get Help at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The Lifecycle Index Funds are managed by a portfolio management team of Teachers Advisors, LLC. The members of this team are responsible for the day-to-day investment management of the funds.

6	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

About the funds’ benchmarks

Composite benchmarks

Each Lifecycle Index Fund uses a composite benchmark that represents the general market sectors in which that fund invests. These may include U.S. equity (stocks), international equity (foreign stocks), fixed income, short-term fixed income and inflation-protected assets. A fund’s composite benchmark combines the following public indexes in proportions that correspond to the fund’s target market sector allocations:

•	The Russell 3000® Index (U.S. equity) measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.
•	The MSCI EAFE+EM Index (international equity) measures the performance of the leading stocks in 21 developed-markets countries outside North America—in Europe, Australasia and the Far East—and in 24 emerging-markets countries in Europe, Asia, Africa, Latin America and the Middle East.
•	The Bloomberg U.S. Aggregate Bond Index (fixed income) measures the performance of the domestic investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.
•	The Bloomberg U.S. 1–3 Year Government/Credit Bond Index (short-term fixed income) measures the performance of U.S. Treasury and agency securities and corporate bonds with 1- to 3-year maturities.
•	The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index (inflation-protected assets) measures the performance of fixed-income securities with maturities between 1 and 10 years that are adjusted for inflation, as measured by the Consumer Price Index for All Urban Consumers (CPI-U).

Broad market indexes

The returns shown against the broad-based securities market index compare a fund’s average annual returns with a broad measure of market performance. The S&P Target Date Index Series represents a broadly derived consensus of asset class exposure for the target retirement dates in the series based on market observations acquired through an annual survey of target-date fund managers. The returns of the S&P Target Date Index Series reflect multi-asset class exposure for the same target dates as the Funds.

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	7

About the funds’ benchmarks

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI.

8	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include redemption fees or account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2021–May 31, 2022).

Actual expenses

The first line of the two lines listed for each fund in the tables uses the Fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. All of the funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line in each Fund’s entry shows a hypothetical account value and hypothetical expenses based on the share class’ actual expense ratio for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the Fund’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	9

Important information about expenses

Expense examples

Six months ended May 31, 2022

Lifecycle Index Funds Institutional Class	Beginning account value (12/1/21)	Ending account value (5/31/22)	Expenses paid during period (12/1/21–5/31/22	* )
Retirement Income Fund actual return	$1,000.00	$920.60	$0.53
5% annual hypothetical return	1,000.00	1,024.38	0.56
2010 Fund actual return	1,000.00	921.98	0.53
5% annual hypothetical return	1,000.00	1,024.38	0.56
2015 Fund actual return	1,000.00	918.60	0.53
5% annual hypothetical return	1,000.00	1,024.38	0.56
2020 Fund actual return	1,000.00	915.91	0.53
5% annual hypothetical return	1,000.00	1,024.38	0.56
2025 Fund actual return	1,000.00	913.08	0.52
5% annual hypothetical return	1,000.00	1,024.38	0.56
2030 Fund actual return	1,000.00	909.91	0.52
5% annual hypothetical return	1,000.00	1,024.38	0.56
2035 Fund actual return	1,000.00	906.79	0.52
5% annual hypothetical return	1,000.00	1,024.38	0.56
2040 Fund actual return	1,000.00	905.66	0.52
5% annual hypothetical return	1,000.00	1,024.38	0.56
2045 Fund actual return	1,000.00	905.23	0.52
5% annual hypothetical return	1,000.00	1,024.38	0.56
2050 Fund actual return	1,000.00	904.85	0.52
5% annual hypothetical return	1,000.00	1,024.38	0.56
2055 Fund actual return	1,000.00	904.96	0.52
5% annual hypothetical return	1,000.00	1,024.38	0.56
2060 Fund actual return	1,000.00	904.35	0.52
5% annual hypothetical return	1,000.00	1,024.38	0.56
2065 Fund actual return	1,000.00	905.37	0.52
5% annual hypothetical return	1,000.00	1,024.38	0.56

10	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Important information about expenses

*	“Expenses paid during period” is based on each fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 182/365. There were 182 days in the six months ended May 31, 2022. The expense charges of one or more of the fund’s share classes may at times reflect a waiver or reimbursement. Please see the prospectus for an explanation, including the date on which this waiver or reimbursement is scheduled to end. Without such waiver or reimbursement, the expenses of the affected share classes would be higher and their performance lower. The annualized expense ratio for the six-month period was 0.11% for the Retirement Income Fund, 0.11% for the 2010 Fund, 0.11% for the 2015 Fund, 0.11% for the 2020 Fund, 0.11% for the 2025 Fund, 0.11% for the 2030 Fund, 0.11% for the 2035 Fund, 0.11% for the 2040 Fund, 0.11% for the 2045 Fund, 0.11% for the 2050 Fund, 0.11% for the 2055 Fund, 0.11% for the 2060 Fund and 0.11% for the 2065 Fund.

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	11

Important information about expenses

Expense examples

Six months ended May 31, 2022

Lifecycle Index Funds Advisor Class	Beginning account value (12/1/21)	Ending account value (5/31/22)	Expenses paid during period (12/1/21–5/31/22	* )
Retirement Income Fund actual return	$1,000.00	$919.56	$1.01
5% annual hypothetical return	1,000.00	1,023.88	1.06
2010 Fund actual return	1,000.00	921.62	0.96
5% annual hypothetical return	1,000.00	1,023.93	1.01
2015 Fund actual return	1,000.00	918.25	0.96
5% annual hypothetical return	1,000.00	1,023.93	1.01
2020 Fund actual return	1,000.00	915.43	1.00
5% annual hypothetical return	1,000.00	1,023.88	1.06
2025 Fund actual return	1,000.00	912.55	1.00
5% annual hypothetical return	1,000.00	1,023.88	1.06
2030 Fund actual return	1,000.00	909.37	1.00
5% annual hypothetical return	1,000.00	1,023.88	1.06
2035 Fund actual return	1,000.00	906.57	1.00
5% annual hypothetical return	1,000.00	1,023.88	1.06
2040 Fund actual return	1,000.00	905.15	1.00
5% annual hypothetical return	1,000.00	1,023.88	1.06
2045 Fund actual return	1,000.00	904.63	1.00
5% annual hypothetical return	1,000.00	1,023.88	1.06
2050 Fund actual return	1,000.00	904.29	1.00
5% annual hypothetical return	1,000.00	1,023.88	1.06
2055 Fund actual return	1,000.00	904.10	1.00
5% annual hypothetical return	1,000.00	1,023.88	1.06
2060 Fund actual return	1,000.00	904.12	1.00
5% annual hypothetical return	1,000.00	1,023.88	1.06
2065 Fund actual return	1,000.00	904.09	0.66
5% annual hypothetical return	1,000.00	1,024.23	0.71

12	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Important information about expenses

*	“Expenses paid during period” is based on each fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 182/365. There were 182 days in the six months ended May 31, 2022. The expense charges of one or more of the fund’s share classes may at times reflect a waiver or reimbursement. Please see the prospectus for an explanation, including the date on which this waiver or reimbursement is scheduled to end. Without such waiver or reimbursement, the expenses of the affected share classes would be higher and their performance lower. The annualized expense ratio for the six-month period was 0.21% for the Retirement Income Fund, 0.20% for the 2010 Fund, 0.20% for the 2015 Fund, 0.21% for the 2020 Fund, 0.21% for the 2025 Fund, 0.21% for the 2030 Fund, 0.21% for the 2035 Fund, 0.21% for the 2040 Fund, 0.21% for the 2045 Fund, 0.21% for the 2050 Fund, 0.21% for the 2055 Fund, 0.21% for the 2060 Fund and 0.14% for the 2065 Fund.

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	13

Important information about expenses

Expense examples

Six months ended May 31, 2022

Lifecycle Index Funds Premier Class	Beginning account value (12/1/21)	Ending account value (5/31/22)	Expenses paid during period (12/1/21–5/31/22	* )
Retirement Income Fund actual return	$1,000.00	$919.12	$1.20
5% annual hypothetical return	1,000.00	1,023.68	1.26
2010 Fund actual return	1,000.00	921.25	1.20
5% annual hypothetical return	1,000.00	1,023.68	1.26
2015 Fund actual return	1,000.00	917.74	1.20
5% annual hypothetical return	1,000.00	1,023.68	1.26
2020 Fund actual return	1,000.00	914.85	1.19
5% annual hypothetical return	1,000.00	1,023.68	1.26
2025 Fund actual return	1,000.00	912.44	1.19
5% annual hypothetical return	1,000.00	1,023.68	1.26
2030 Fund actual return	1,000.00	908.79	1.19
5% annual hypothetical return	1,000.00	1,023.68	1.26
2035 Fund actual return	1,000.00	905.92	1.24
5% annual hypothetical return	1,000.00	1,023.64	1.31
2040 Fund actual return	1,000.00	904.78	1.23
5% annual hypothetical return	1,000.00	1,023.64	1.31
2045 Fund actual return	1,000.00	904.37	1.19
5% annual hypothetical return	1,000.00	1,023.68	1.26
2050 Fund actual return	1,000.00	903.98	1.19
5% annual hypothetical return	1,000.00	1,023.68	1.26
2055 Fund actual return	1,000.00	904.19	1.19
5% annual hypothetical return	1,000.00	1,023.68	1.26
2060 Fund actual return	1,000.00	904.03	1.19
5% annual hypothetical return	1,000.00	1,023.68	1.26
2065 Fund actual return	1,000.00	905.55	1.24
5% annual hypothetical return	1,000.00	1,023.64	1.31

14	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Important information about expenses

*	“Expenses paid during period” is based on each fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 182/365. There were 182 days in the six months ended May 31, 2022. The expense charges of one or more of the fund’s share classes may at times reflect a waiver or reimbursement. Please see the prospectus for an explanation, including the date on which this waiver or reimbursement is scheduled to end. Without such waiver or reimbursement, the expenses of the affected share classes would be higher and their performance lower. The annualized expense ratio for the six-month period was 0.25% for the Retirement Income Fund, 0.25% for the 2010 Fund, 0.25% for the 2015 Fund, 0.25% for the 2020 Fund, 0.25% for the 2025 Fund, 0.25% for the 2030 Fund, 0.26% for the 2035 Fund, 0.26% for the 2040 Fund, 0.25% for the 2045 Fund, 0.25% for the 2050 Fund, 0.25% for the 2055 Fund, 0.25% for the 2060 Fund and 0.26% for the 2065 Fund.

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	15

Important information about expenses

Expense examples

Six months ended May 31, 2022

Lifecycle Index Funds Retirement Class	Beginning account value (12/1/21)	Ending account value (5/31/22)	Expenses paid during period (12/1/21–5/31/22	* )
Retirement Income Fund actual return	$1,000.00	$919.25	$1.72
5% annual hypothetical return	1,000.00	1,023.14	1.82
2010 Fund actual return	1,000.00	920.43	1.72
5% annual hypothetical return	1,000.00	1,023.14	1.82
2015 Fund actual return	1,000.00	917.53	1.72
5% annual hypothetical return	1,000.00	1,023.14	1.82
2020 Fund actual return	1,000.00	914.53	1.72
5% annual hypothetical return	1,000.00	1,023.14	1.82
2025 Fund actual return	1,000.00	911.60	1.72
5% annual hypothetical return	1,000.00	1,023.14	1.82
2030 Fund actual return	1,000.00	908.77	1.71
5% annual hypothetical return	1,000.00	1,023.14	1.82
2035 Fund actual return	1,000.00	905.77	1.71
5% annual hypothetical return	1,000.00	1,023.14	1.82
2040 Fund actual return	1,000.00	904.19	1.71
5% annual hypothetical return	1,000.00	1,023.14	1.82
2045 Fund actual return	1,000.00	903.75	1.71
5% annual hypothetical return	1,000.00	1,023.14	1.82
2050 Fund actual return	1,000.00	903.63	1.71
5% annual hypothetical return	1,000.00	1,023.14	1.82
2055 Fund actual return	1,000.00	903.84	1.71
5% annual hypothetical return	1,000.00	1,023.14	1.82
2060 Fund actual return	1,000.00	904.00	1.71
5% annual hypothetical return	1,000.00	1,023.14	1.82
2065 Fund actual return	1,000.00	903.40	1.71
5% annual hypothetical return	1,000.00	1,023.14	1.82

16	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Important information about expenses

*	“Expenses paid during period” is based on each fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 182/365. There were 182 days in the six months ended May 31, 2022. The expense charges of one or more of the fund’s share classes may at times reflect a waiver or reimbursement. Please see the prospectus for an explanation, including the date on which this waiver or reimbursement is scheduled to end. Without such waiver or reimbursement, the expenses of the affected share classes would be higher and their performance lower. The annualized expense ratio for the six-month period was 0.36% for the Retirement Income Fund, 0.36% for the 2010 Fund, 0.36% for the 2015 Fund, 0.36% for the 2020 Fund, 0.36% for the 2025 Fund, 0.36% for the 2030 Fund, 0.36% for the 2035 Fund, 0.36% for the 2040 Fund, 0.36% for the 2045 Fund, 0.36% for the 2050 Fund, 0.36% for the 2055 Fund, 0.36% for the 2060 Fund and 0.36% for the 2065 Fund.

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	17

Investment results of the Lifecycle Index Funds

Performance for the twelve months ended May 31, 2022

All of the TIAA-CREF Lifecycle Index Funds produced losses that generally approximated the performance of their respective composite benchmarks. Returns for the Retirement Class ranged from −6.32% for the 2010 Fund to −7.26% for the 2035, 2040 and 2065 Funds. The performance tables show returns for all share classes of the funds.

While lower, the funds’ returns were generally within range of their composite benchmarks, which represent market performance without any fees or expenses. For the twelve months, the difference between individual Lifecycle Index Funds’ returns and those of their respective benchmarks ranged from 0.17 of a percentage point for the 2060 Fund to 0.33 of a percentage point for the 2065 Fund. (All results for the Lifecycle Index Funds are for the Retirement Class.)

Financial markets generally declined in a difficult environment

The U.S. economy expanded early in the period before contracting in the first quarter of 2022. Real gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at annualized rates of 2.3% and 6.9%, respectively, in the third and fourth quarters of 2021. However, GDP contracted at an annualized rate of 1.5% in the first quarter of 2022, according to the government’s “second” estimate. Growth stalled amid a widening trade deficit and lower government expenditures, but consumer and business spending remained strong. Unemployment declined throughout the period, falling from 5.9% in June 2021 to 3.6% in May 2022. Core inflation, which measures all items except food and energy, rose 6.0% over the twelve months ended May 31, 2022. Oil prices increased sharply, climbing from nearly $68 per barrel to more than $114 by the end of the period.

The Federal Reserve responded to rising inflation by increasing the federal funds target rate in March and May of 2022. Over the period, policymakers raised the key short-term interest-rate measure to 0.75%–1.00% and indicated further increases were likely.

Domestic and foreign stocks both recorded losses for the period. The Russell 3000® Index, a broad measure of the U.S. stock market, returned −3.68%. The MSCI EAFE+Emerging Markets (EM) Index, which measures the performance of leading stocks in 21 developed-markets countries outside North America and 24 emerging-markets countries, returned −13.55% in U.S.-dollar terms.

U.S. investment-grade bonds were hurt by the impact of rising yields across both short- and long-term maturities (bond prices move in the opposite direction of yields). The broad domestic investment-grade fixed-rate bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned −8.22%.

18	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Short-term bonds, as measured by the Bloomberg U.S. 1–3 Year Government/Credit Index, returned −3.03%.

Equity funds produced largest losses

The Lifecycle Index Funds may invest in up to five sectors of the investment market: U.S. equity (stocks), international equity (foreign stocks), fixed income, short-term fixed income and inflation-protected assets. The Lifecycle Index Funds do this by investing in various underlying funds that are managed to track individual benchmark indexes.

For the twelve-month period, the funds’ absolute returns—that is, without regard to the performance of their respective composite benchmarks—were hindered most by declines in stock funds. Among these, the Emerging Markets Equity Index Fund lost the most ground, followed by the International Equity Index Fund. The Equity Index Fund registered a smaller decline in the low single digits. Within fixed-income funds, the Bond Index Fund also produced a negative return, while the Inflation-Linked Bond Fund generated a modest gain.

Funds generated similar results that reflected a down market

The Lifecycle Index Funds produced an unusually narrow range of results, despite having a wide range of asset allocations and investment horizons. For example, the Retirement Income Fund returned –6.45% with a portfolio that seeks to invest 60% of its assets in fixed-income securities. The 2065 Fund, which invests more than 90% of its assets in stocks, returned –7.26% for the period. (Performance of the Lifecycle Index Funds’ underlying funds can be found at TIAA.org/performance.)

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	19

Lifecycle Index Retirement Income Fund

Performance as of May 31, 2022

Lifecycle Index Retirement Income Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	9/30/09	–6.20%	5.17%	5.73%		0.22%	0.10%
Advisor Class	12/4/15	–6.30	5.08	5.59	†	0.33	0.21
Premier Class	9/30/09	–6.36	4.99	5.56		0.37	0.25
Retirement Class	9/30/09	–6.45	4.89	5.46		0.47	0.35
Lifecycle Index Retirement Income Fund Composite Index‡	—	–6.17	5.22	5.83		—	—
Broad market index
S&P Target Date Retirement Income Index	—	–5.63	3.94	4.48		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and waivers will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle Index Retirement Income Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 26.0% Russell 3000® Index; 14.0% MSCI EAFE + Emerging Markets Index; 10.0% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 10.0% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

20	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Lifecycle Index Retirement Income Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and a broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	25.91	26.00
International equity	14.15	14.00
Fixed income
Fixed income	40.01	40.00
Short-term fixed income	10.03	10.00
Inflation-protected assets	9.99	10.00
Other assets & liabilities, net	–0.09	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	21

Lifecycle Index 2010 Fund

Performance as of May 31, 2022

Lifecycle Index 2010 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	9/30/09	–6.07%	5.19%	6.13%		0.22%	0.10%
Advisor Class	12/4/15	–6.16	5.15	6.01	†	0.31	0.20
Premier Class	9/30/09	–6.19	5.04	5.97		0.37	0.25
Retirement Class	9/30/09	–6.32	4.93	5.86		0.47	0.35
Lifecycle Index 2010 Fund Composite Index‡	—	–6.08	5.28	6.24		—	—
Broad market index
S&P Target Date 2010 Index	—	–5.50	4.56	5.41		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and waivers will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle Index 2010 Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 24.8% Russell 3000® Index; 13.3% MSCI EAFE + Emerging Markets Index; 11.9% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 10.0% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

22	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Lifecycle Index 2010 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and a broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	24.62	24.70
International equity	13.46	13.30
Fixed income
Fixed income	39.91	40.00
Short-term fixed income	11.90	12.00
Inflation-protected assets	9.97	10.00
Other assets & liabilities, net	0.14	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	23

Lifecycle Index 2015 Fund

Performance as of May 31, 2022

Lifecycle Index 2015 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	9/30/09	–6.32%	5.60%	6.69%		0.20%	0.10%
Advisor Class	12/4/15	–6.40	5.53	6.57	†	0.30	0.20
Premier Class	9/30/09	–6.49	5.43	6.53		0.35	0.25
Retirement Class	9/30/09	–6.51	5.34	6.43		0.45	0.35
Lifecycle Index 2015 Fund Composite Index‡	—	–6.28	5.68	6.80		—	—
Broad market index
S&P Target Date 2015 Index	—	–5.47	5.01	6.22		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and waivers will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle Index 2015 Fund Composite Index consisted of: 39.3% Bloomberg U.S. Aggregate Bond Index; 28.0% Russell 3000® Index; 15.1% MSCI EAFE + Emerging Markets Index; 8.8% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 8.8% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

24	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Lifecycle Index 2015 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and a broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	27.88	27.95
International equity	15.23	15.05
Fixed income
Fixed income	39.32	39.40
Short-term fixed income	8.76	8.80
Inflation-protected assets	8.73	8.80
Other assets & liabilities, net	0.08	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	25

Lifecycle Index 2020 Fund

Performance as of May 31, 2022

Lifecycle Index 2020 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	9/30/09	–6.51%	6.03%	7.38%		0.19%	0.10%
Advisor Class	12/4/15	–6.60	5.95	7.22	†	0.29	0.21
Premier Class	9/30/09	–6.65	5.87	7.21		0.34	0.25
Retirement Class	9/30/09	–6.76	5.77	7.10		0.44	0.35
Lifecycle Index 2020 Fund Composite Index‡	—	–6.49	6.12	7.48		—	—
Broad market index
S&P Target Date 2020 Index	—	–5.67	5.29	6.85		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and waivers will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle Index 2020 Fund Composite Index consisted of: 38.4% Bloomberg U.S. Aggregate Bond Index; 31.2% Russell 3000® Index; 16.8% MSCI EAFE + Emerging Markets Index; 6.8% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 6.8% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

26	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Lifecycle Index 2020 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and a broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	31.12	31.20
International equity	17.00	16.80
Fixed income
Fixed income	38.30	38.40
Short-term fixed income	6.77	6.80
Inflation-protected assets	6.75	6.80
Other assets & liabilities, net	0.06	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	27

Lifecycle Index 2025 Fund

Performance as of May 31, 2022

Lifecycle Index 2025 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	9/30/09	–6.65%	6.68%	8.17%		0.19%	0.10%
Advisor Class	12/4/15	–6.78	6.57	8.02	†	0.28	0.20
Premier Class	9/30/09	–6.79	6.53	8.00		0.34	0.25
Retirement Class	9/30/09	–6.91	6.41	7.90		0.44	0.35
Lifecycle Index 2025 Fund Composite Index‡	—	–6.67	6.76	8.27		—	—
Broad market index
S&P Target Date 2025 Index	—	–5.82	6.09	7.67		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and waivers will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle Index 2025 Fund Composite Index consisted of: 35.7% Russell 3000® Index; 35.5% Bloomberg U.S. Aggregate Bond Index; 19.2% MSCI EAFE + Emerging Markets Index; 4.8% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 4.8% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

28	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Lifecycle Index 2025 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and a broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	35.56	35.62
International equity	19.42	19.18
Fixed income
Fixed income	35.45	35.60
Short-term fixed income	4.77	4.80
Inflation-protected assets	4.75	4.80
Other assets & liabilities, net	0.05	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	29

Lifecycle Index 2030 Fund

Performance as of May 31, 2022

Lifecycle Index 2030 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	9/30/09	–6.86%	7.32%	8.95%		0.18%	0.10%
Advisor Class	12/4/15	–6.94	7.22	8.80	†	0.28	0.21
Premier Class	9/30/09	–7.00	7.16	8.79		0.33	0.25
Retirement Class	9/30/09	–7.07	7.06	8.68		0.43	0.35
Lifecycle Index 2030 Fund Composite Index‡	—	–6.85	7.40	9.06		—	—
Broad market index
S&P Target Date 2030 Index	—	–5.97	6.81	8.42		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and waivers will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle Index 2030 Fund Composite Index consisted of: 40.9% Russell 3000® Index; 31.5% Bloomberg U.S. Aggregate Bond Index; 22.0% MSCI EAFE + Emerging Markets Index; 2.8% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 2.8% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

30	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Lifecycle Index 2030 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and a broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	40.72	40.82
International equity	22.25	21.98
Fixed income
Fixed income	31.46	31.60
Short-term fixed income	2.76	2.80
Inflation-protected assets	2.75	2.80
Other assets & liabilities, net	0.06	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	31

Lifecycle Index 2035 Fund

Performance as of May 31, 2022

Lifecycle Index 2035 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	9/30/09	–7.00%	7.94%	9.72%		0.18%	0.10%
Advisor Class	12/4/15	–7.09	7.87	9.58	†	0.27	0.20
Premier Class	9/30/09	–7.18	7.77	9.55		0.32	0.25
Retirement Class	9/30/09	–7.26	7.68	9.45		0.43	0.35
Lifecycle Index 2035 Fund Composite Index‡	—	–7.03	8.02	9.82		—	—
Broad market index
S&P Target Date 2035 Index	—	–6.07	7.57	9.13		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and waivers will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle Index 2035 Fund Composite Index consisted of: 46.1% Russell 3000® Index; 27.5% Bloomberg U.S. Aggregate Bond Index; 24.8% MSCI EAFE + Emerging Markets Index; 0.8% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 0.8% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

32	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Lifecycle Index 2035 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and a broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	45.86	46.02
International equity	25.06	24.78
Fixed income
Fixed income	27.45	27.60
Short-term fixed income	0.76	0.80
Inflation-protected assets	0.76	0.80
Other assets & liabilities, net	0.11	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	33

Lifecycle Index 2040 Fund

Performance as of May 31, 2022

Lifecycle Index 2040 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	9/30/09	–7.00%	8.59%	10.34%		0.17%	0.10%
Advisor Class	12/4/15	–7.12	8.51	10.20	†	0.27	0.20
Premier Class	9/30/09	–7.18	8.43	10.17		0.32	0.25
Retirement Class	9/30/09	–7.26	8.32	10.06		0.42	0.35
Lifecycle Index 2040 Fund Composite Index‡	—	–7.04	8.67	10.43		—	—
Broad market index
S&P Target Date 2040 Index	—	–6.07	8.11	9.64		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and waivers will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle Index 2040 Fund Composite Index consisted of: 51.3% Russell 3000® Index; 27.6% MSCI EAFE + Emerging Markets Index; and 21.1% Bloomberg U.S. Aggregate Bond Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

34	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Lifecycle Index 2040 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and a broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	51.03	51.22
International equity	27.88	27.58
Fixed income	20.98	21.20
Other assets & liabilities, net	0.11	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	35

Lifecycle Index 2045 Fund

Performance as of May 31, 2022

Lifecycle Index 2045 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	9/30/09	–6.92%	9.17%	10.69%		0.17%	0.10%
Advisor Class	12/4/15	–7.04	9.05	10.52	†	0.27	0.21
Premier Class	9/30/09	–7.06	9.01	10.52		0.32	0.25
Retirement Class	9/30/09	–7.18	8.90	10.40		0.42	0.35
Lifecycle Index 2045 Fund Composite Index‡	—	–6.97	9.24	10.79		—	—
Broad market index
S&P Target Date 2045 Index	—	–6.04	8.40	9.98		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and waivers will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle Index 2045 Fund Composite Index consisted of: 56.5% Russell 3000® Index; 30.4% MSCI EAFE + Emerging Markets Index; and 13.1% Bloomberg U.S. Aggregate Bond Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

36	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Lifecycle Index 2045 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and a broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	56.18	56.42
International equity	30.69	30.38
Fixed income	12.99	13.20
Other assets & liabilities, net	0.14	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	37

Lifecycle Index 2050 Fund

Performance as of May 31, 2022

Lifecycle Index 2050 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	9/30/09	–6.92%	9.32%	10.78%		0.17%	0.10%
Advisor Class	12/4/15	–7.04	9.22	10.63	†	0.27	0.20
Premier Class	9/30/09	–7.06	9.15	10.62		0.32	0.25
Retirement Class	9/30/09	–7.15	9.04	10.51		0.43	0.35
Lifecycle Index 2050 Fund Composite Index‡	—	–6.96	9.38	10.89		—	—
Broad market index
S&P Target Date 2050 Index	—	–6.07	8.57	10.24		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and waivers will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle Index 2050 Fund Composite Index consisted of: 59.0% Russell 3000® Index; 31.8% MSCI EAFE + Emerging Markets Index; and 9.2% Bloomberg U.S. Aggregate Bond Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

38	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Lifecycle Index 2050 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and a broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	58.62	58.99
International equity	32.03	31.76
Fixed income	9.19	9.25
Other assets & liabilities, net	0.16	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	39

Lifecycle Index 2055 Fund

Performance as of May 31, 2022

Lifecycle Index 2055 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	4/29/11	–6.91%	9.41%	10.86%		0.18%	0.10%
Advisor Class	12/4/15	–7.00	9.31	10.72	†	0.28	0.20
Premier Class	4/29/11	–7.02	9.25	10.71		0.33	0.25
Retirement Class	4/29/11	–7.13	9.13	10.59		0.43	0.35
Lifecycle Index 2055 Fund Composite Index‡	—	–6.95	9.48	10.97		—	—
Broad market index
S&P Target Date 2055 Index	—	–6.08	8.63	10.41		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and waivers will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle Index 2055 Fund Composite Index consisted of: 59.8% Russell 3000® Index; 32.2% MSCI EAFE + Emerging Markets Index; and 8.0% Bloomberg U.S. Aggregate Bond Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

40	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Lifecycle Index 2055 Fund

$10,000 over 10 years

Retirement Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and a broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	59.43	59.80
International equity	32.46	32.20
Fixed income	7.95	8.00
Other assets & liabilities, net	0.16	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	41

Lifecycle Index 2060 Fund

Performance as of May 31, 2022

Lifecycle Index 2060 Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	since inception		gross	net
Institutional Class	9/26/14	–6.93%	9.49%	8.81%		0.20%	0.10%
Advisor Class	12/4/15	–7.01	9.42	8.71	†	0.30	0.20
Premier Class	9/26/14	–7.01	9.34	8.66		0.35	0.25
Retirement Class	9/26/14	–7.11	9.24	8.55		0.45	0.35
Lifecycle Index 2060 Fund Composite Index‡	—	–6.94	9.58	8.90	§	—	—
Broad market index
S&P Target Date 2060 Index	—	–6.14	8.70	8.18	§	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and waivers will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Retirement Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Retirement Class.
‡	As of the close of business on May 31, 2022, the Lifecycle Index 2060 Fund Composite Index consisted of: 60.6% Russell 3000® Index; 32.7% MSCI EAFE + Emerging Markets Index; and 6.7% Bloomberg U.S. Aggregate Bond Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.
§	Performance is calculated from the inception date of the Retirement Class.

42	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Lifecycle Index 2060 Fund

$10,000 invested at Fund’s inception

Retirement Class (inception September 26, 2014)

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and a broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	60.23	60.61
International equity	32.88	32.64
Fixed income	6.70	6.75
Other assets & liabilities, net	0.19	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	43

Lifecycle Index 2065 Fund

Performance as of May 31, 2022

Lifecycle Index 2065 Fund		Total Return	Average annual total return		Annual operating expenses*#
	Inception date	1 year	since inception		gross	net
Institutional Class	9/30/20	–6.70%	10.44%		2.08%	0.10%
Advisor Class	9/30/20	–6.83	10.36		2.16	0.18
Premier Class	9/30/20	–6.90	10.31		2.24	0.25
Retirement Class	9/30/20	–7.26	9.98		2.34	0.35
Lifecycle Index 2065 Fund Composite Index‡	—	–6.93	10.50	§	—	—
Broad market index**
S&P Target Date 2065+ Index	—	–6.00	11.48	§	—	—
S&P Target Date 2060 Index	—	–6.14	11.39	§	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual waiver or reimbursement of various expenses. The expense reimbursements and waivers will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements and waivers, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
‡	As of the close of business on May 31, 2022, the Lifecycle Index 2065 Fund Composite Index consisted of: 61.4% Russell 3000® Index; 33.1% MSCI EAFE + Emerging Markets Index; and 5.5% Bloomberg U.S. Aggregate Bond Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.
§	Performance is calculated from the inception date of the Retirement Class.
**	Previously, the Fund’s broad-market index comparison was to the S&P Target Date 2060 Index (formerly known as the S&P Target Date 2060+ Index), instead of the S&P Target Date 2065+ Index shown in the chart above. The returns of the S&P Target Date 2065+ Index, which Standard & Poor’s launched in 2021, are more appropriate for comparison purposes because they reflect multi-asset class exposure for the same target date as the Fund.

44	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Lifecycle Index 2065 Fund

$10,000 invested at Fund’s inception

Retirement Class (inception September 30, 2020)

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and a broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

	% of net assets as of 5/31/22	% of target allocation for 6/30/22
Equity
U.S. equity	61.16	61.43
International equity	33.35	33.07
Fixed income	5.46	5.50
Other assets & liabilities, net	0.03	—
Total	100.00	100.00

Target allocation

For June 30, 2022

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	45

Portfolio of investments

Lifecycle Index Retirement Income Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—100.1%[a]
FIXED INCOME—40.0%
24,031,447	TIAA-CREF Bond Index Fund		$241,996,676	40.0%
	TOTAL FIXED INCOME		241,996,676	40.0
INFLATION-PROTECTED ASSETS—10.0%
5,160,954	TIAA-CREF Inflation-Linked Bond Fund		60,434,770	10.0
	TOTAL INFLATION-PROTECTED ASSETS		60,434,770	10.0
INTERNATIONAL EQUITY—14.2%
2,434,555	TIAA-CREF Emerging Markets Equity Index Fund		27,072,248	4.5
2,876,854	TIAA-CREF International Equity Index Fund		58,543,978	9.7
	TOTAL INTERNATIONAL EQUITY		85,616,226	14.2
SHORT-TERM FIXED INCOME—10.0%
6,247,358	TIAA-CREF Short-Term Bond Index Fund		60,661,850	10.0
	TOTAL SHORT-TERM FIXED INCOME		60,661,850	10.0
U.S. EQUITY—25.9%
5,319,472	TIAA-CREF Equity Index Fund		156,711,650	25.9
	TOTAL U.S. EQUITY		156,711,650	25.9
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $554,531,350)	605,421,172	100.1

	TOTAL PORTFOLIO	(Cost $554,531,350)	605,421,172	100.1
	OTHER ASSETS & LIABILITIES, NET		(531,480)	(0.1)
	NET ASSETS		$604,889,692	100.0%

[a]	The Fund invests its assets in Class W shares of the affiliated TIAA-CREF Funds.

46	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements

Portfolio of investments

Lifecycle Index 2010 Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.9%[a]
FIXED INCOME—39.9%
24,497,087	TIAA-CREF Bond Index Fund		$246,685,666	39.9%
	TOTAL FIXED INCOME		246,685,666	39.9
INFLATION-PROTECTED ASSETS—10.0%
5,260,185	TIAA-CREF Inflation-Linked Bond Fund		61,596,769	10.0
	TOTAL INFLATION-PROTECTED ASSETS		61,596,769	10.0
INTERNATIONAL EQUITY—13.5%
2,365,258	TIAA-CREF Emerging Markets Equity Index Fund		26,301,667	4.3
2,793,758	TIAA-CREF International Equity Index Fund		56,852,982	9.2
	TOTAL INTERNATIONAL EQUITY		83,154,649	13.5
SHORT-TERM FIXED INCOME—11.9%
7,573,075	TIAA-CREF Short-Term Bond Index Fund		73,534,554	11.9
	TOTAL SHORT-TERM FIXED INCOME		73,534,554	11.9
U.S. EQUITY—24.6%
5,165,301	TIAA-CREF Equity Index Fund		152,169,777	24.6
	TOTAL U.S. EQUITY		152,169,777	24.6
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $533,255,323)	617,141,415	99.9

	TOTAL PORTFOLIO	(Cost $533,255,323)	617,141,415	99.9
	OTHER ASSETS & LIABILITIES, NET		870,089	0.1
	NET ASSETS		$618,011,504	100.0%

[a]	The Fund invests its assets in Class W shares of the affiliated TIAA-CREF Funds.

See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	47

Portfolio of investments

Lifecycle Index 2015 Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.9%[a]
FIXED INCOME—39.3%
43,101,952	TIAA-CREF Bond Index Fund		$434,036,659	39.3%
	TOTAL FIXED INCOME		434,036,659	39.3
INFLATION-PROTECTED ASSETS—8.7%
8,227,902	TIAA-CREF Inflation-Linked Bond Fund		96,348,730	8.7
	TOTAL INFLATION-PROTECTED ASSETS		96,348,730	8.7
INTERNATIONAL EQUITY—15.2%
4,766,102	TIAA-CREF Emerging Markets Equity Index Fund		52,999,052	4.8
5,652,475	TIAA-CREF International Equity Index Fund		115,027,863	10.4
	TOTAL INTERNATIONAL EQUITY		168,026,915	15.2
SHORT-TERM FIXED INCOME—8.8%
9,958,340	TIAA-CREF Short-Term Bond Index Fund		96,695,481	8.8
	TOTAL SHORT-TERM FIXED INCOME		96,695,481	8.8
U.S. EQUITY—27.9%
10,442,255	TIAA-CREF Equity Index Fund		307,628,837	27.9
	TOTAL U.S. EQUITY		307,628,837	27.9
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $931,201,940)	1,102,736,622	99.9

	TOTAL PORTFOLIO	(Cost $931,201,940)	1,102,736,622	99.9
	OTHER ASSETS & LIABILITIES, NET		854,134	0.1
	NET ASSETS		$1,103,590,756	100.0%

[a]	The Fund invests its assets in Class W shares of the affiliated TIAA-CREF Funds.

48	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements

Portfolio of investments

Lifecycle Index 2020 Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.9%[a]
FIXED INCOME—38.3%
117,818,583	TIAA-CREF Bond Index Fund		$1,186,433,129	38.3%
	TOTAL FIXED INCOME		1,186,433,129	38.3
INFLATION-PROTECTED ASSETS—6.7%
17,844,560	TIAA-CREF Inflation-Linked Bond Fund		208,959,802	6.7
	TOTAL INFLATION-PROTECTED ASSETS		208,959,802	6.7
INTERNATIONAL EQUITY—17.0%
14,974,705	TIAA-CREF Emerging Markets Equity Index Fund		166,518,723	5.4
17,684,685	TIAA-CREF International Equity Index Fund		359,883,345	11.6
	TOTAL INTERNATIONAL EQUITY		526,402,068	17.0
SHORT-TERM FIXED INCOME—6.8%
21,596,495	TIAA-CREF Short-Term Bond Index Fund		209,701,967	6.8
	TOTAL SHORT-TERM FIXED INCOME		209,701,967	6.8
U.S. EQUITY—31.1%
32,713,155	TIAA-CREF Equity Index Fund		963,729,539	31.1
	TOTAL U.S. EQUITY		963,729,539	31.1
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $2,652,095,825)	3,095,226,505	99.9

	TOTAL PORTFOLIO	(Cost $2,652,095,825)	3,095,226,505	99.9
	OTHER ASSETS & LIABILITIES, NET		2,008,058	0.1
	NET ASSETS		$3,097,234,563	100.0%

[a]	The Fund invests its assets in Class W shares of the affiliated TIAA-CREF Funds.

See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	49

Portfolio of investments

Lifecycle Index 2025 Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—100.0%[a]
FIXED INCOME—35.5%
181,275,410	TIAA-CREF Bond Index Fund		$1,825,443,378	35.5%
	TOTAL FIXED INCOME		1,825,443,378	35.5
INFLATION-PROTECTED ASSETS—4.7%
20,882,670	TIAA-CREF Inflation-Linked Bond Fund		244,536,062	4.7
	TOTAL INFLATION-PROTECTED ASSETS		244,536,062	4.7
INTERNATIONAL EQUITY—19.4%
28,438,203	TIAA-CREF Emerging Markets Equity Index Fund		316,232,813	6.1
33,605,746	TIAA-CREF International Equity Index Fund		683,876,937	13.3
	TOTAL INTERNATIONAL EQUITY		1,000,109,750	19.4
SHORT-TERM FIXED INCOME—4.8%
25,275,865	TIAA-CREF Short-Term Bond Index Fund		245,428,646	4.8
	TOTAL SHORT-TERM FIXED INCOME		245,428,646	4.8
U.S. EQUITY—35.6%
62,143,982	TIAA-CREF Equity Index Fund		1,830,761,711	35.6
	TOTAL U.S. EQUITY		1,830,761,711	35.6
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $4,464,669,077)	5,146,279,547	100.0

	TOTAL PORTFOLIO	(Cost $4,464,669,077)	5,146,279,547	100.0
	OTHER ASSETS & LIABILITIES, NET		2,368,022	0.0
	NET ASSETS		$5,148,647,569	100.0%

[a]	The Fund invests its assets in Class W shares of the affiliated TIAA-CREF Funds.

50	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements

Portfolio of investments

Lifecycle Index 2030 Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.9%[a]
FIXED INCOME—31.4%
190,738,795	TIAA-CREF Bond Index Fund		$1,920,739,667	31.4%
	TOTAL FIXED INCOME		1,920,739,667	31.4
INFLATION-PROTECTED ASSETS—2.7%
14,352,915	TIAA-CREF Inflation-Linked Bond Fund		168,072,631	2.7
	TOTAL INFLATION-PROTECTED ASSETS		168,072,631	2.7
INTERNATIONAL EQUITY—22.3%
38,616,011	TIAA-CREF Emerging Markets Equity Index Fund		429,410,046	7.1
45,649,813	TIAA-CREF International Equity Index Fund		928,973,690	15.2
	TOTAL INTERNATIONAL EQUITY		1,358,383,736	22.3
SHORT-TERM FIXED INCOME—2.8%
17,372,553	TIAA-CREF Short-Term Bond Index Fund		168,687,488	2.8
	TOTAL SHORT-TERM FIXED INCOME		168,687,488	2.8
U.S. EQUITY—40.7%
84,411,676	TIAA-CREF Equity Index Fund		2,486,767,967	40.7
	TOTAL U.S. EQUITY		2,486,767,967	40.7
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $5,225,106,548)	6,102,651,489	99.9

	TOTAL PORTFOLIO	(Cost $5,225,106,548)	6,102,651,489	99.9
	OTHER ASSETS & LIABILITIES, NET		3,508,068	0.1
	NET ASSETS		$6,106,159,557	100.0%

[a]	The Fund invests its assets in Class W shares of the affiliated TIAA-CREF Funds.

See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	51

Portfolio of investments

Lifecycle Index 2035 Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.9%[a]
FIXED INCOME—27.4%
161,127,233	TIAA-CREF Bond Index Fund		$1,622,551,233	27.4%
	TOTAL FIXED INCOME		1,622,551,233	27.4
INFLATION-PROTECTED ASSETS—0.8%
3,815,461	TIAA-CREF Inflation-Linked Bond Fund		44,679,048	0.8
	TOTAL INFLATION-PROTECTED ASSETS		44,679,048	0.8
INTERNATIONAL EQUITY—25.0%
42,139,257	TIAA-CREF Emerging Markets Equity Index Fund		468,588,533	7.9
49,759,165	TIAA-CREF International Equity Index Fund		1,012,599,001	17.1
	TOTAL INTERNATIONAL EQUITY		1,481,187,534	25.0
SHORT-TERM FIXED INCOME—0.8%
4,617,881	TIAA-CREF Short-Term Bond Index Fund		44,839,629	0.8
	TOTAL SHORT-TERM FIXED INCOME		44,839,629	0.8
U.S. EQUITY—45.9%
92,027,252	TIAA-CREF Equity Index Fund		2,711,122,852	45.9
	TOTAL U.S. EQUITY		2,711,122,852	45.9
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $4,952,157,076)	5,904,380,296	99.9

	TOTAL PORTFOLIO	(Cost $4,952,157,076)	5,904,380,296	99.9
	OTHER ASSETS & LIABILITIES, NET		6,458,652	0.1
	NET ASSETS		$5,910,838,948	100.0%

[a]	The Fund invests its assets in Class W shares of the affiliated TIAA-CREF Funds.

52	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements

Portfolio of investments

Lifecycle Index 2040 Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.9%[a]
FIXED INCOME—21.0%
126,963,547	TIAA-CREF Bond Index Fund		$1,278,522,913	21.0%
	TOTAL FIXED INCOME		1,278,522,913	21.0
INTERNATIONAL EQUITY—27.9%
48,329,122	TIAA-CREF Emerging Markets Equity Index Fund		537,419,834	8.8
57,091,981	TIAA-CREF International Equity Index Fund		1,161,821,811	19.1
	TOTAL INTERNATIONAL EQUITY		1,699,241,645	27.9
U.S. EQUITY—51.0%
105,567,469	TIAA-CREF Equity Index Fund		3,110,017,627	51.0
	TOTAL U.S. EQUITY		3,110,017,627	51.0
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $4,926,238,248)	6,087,782,185	99.9

	TOTAL PORTFOLIO	(Cost $4,926,238,248)	6,087,782,185	99.9
	OTHER ASSETS & LIABILITIES, NET		6,774,523	0.1
	NET ASSETS		$6,094,556,708	100.0%

[a]	The Fund invests its assets in Class W shares of the affiliated TIAA-CREF Funds.

See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	53

Portfolio of investments

Lifecycle Index 2045 Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.9%[a]
FIXED INCOME—13.0%
59,888,099	TIAA-CREF Bond Index Fund		$603,073,159	13.0%
	TOTAL FIXED INCOME		603,073,159	13.0
INTERNATIONAL EQUITY—30.7%
40,471,390	TIAA-CREF Emerging Markets Equity Index Fund		450,041,862	9.7
47,894,993	TIAA-CREF International Equity Index Fund		974,663,106	21.0
	TOTAL INTERNATIONAL EQUITY		1,424,704,968	30.7
U.S. EQUITY—56.2%
88,526,257	TIAA-CREF Equity Index Fund		2,607,983,536	56.2
	TOTAL U.S. EQUITY		2,607,983,536	56.2
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $3,784,603,932)	4,635,761,663	99.9

	TOTAL PORTFOLIO	(Cost $3,784,603,932)	4,635,761,663	99.9
	OTHER ASSETS & LIABILITIES, NET		6,302,940	0.1
	NET ASSETS		$4,642,064,603	100.0%

[a]	The Fund invests its assets in Class W shares of the affiliated TIAA-CREF Funds.

54	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements

Portfolio of investments

Lifecycle Index 2050 Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.8%[a]
FIXED INCOME—9.2%
35,052,840	TIAA-CREF Bond Index Fund		$352,982,102	9.2%
	TOTAL FIXED INCOME		352,982,102	9.2
INTERNATIONAL EQUITY—32.0%
34,944,509	TIAA-CREF Emerging Markets Equity Index Fund		388,582,935	10.1
41,327,381	TIAA-CREF International Equity Index Fund		841,012,196	21.9
	TOTAL INTERNATIONAL EQUITY		1,229,595,131	32.0
U.S. EQUITY—58.6%
76,389,751	TIAA-CREF Equity Index Fund		2,250,442,051	58.6
	TOTAL U.S. EQUITY		2,250,442,051	58.6
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $3,148,961,629)	3,833,019,284	99.8

	TOTAL PORTFOLIO	(Cost $3,148,961,629)	3,833,019,284	99.8
	OTHER ASSETS & LIABILITIES, NET		6,314,411	0.2
	NET ASSETS		$3,839,333,695	100.0%

[a]	The Fund invests its assets in Class W shares of the affiliated TIAA-CREF Funds.

See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	55

Portfolio of investments

Lifecycle Index 2055 Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.8%[a]
FIXED INCOME—7.9%
15,915,854	TIAA-CREF Bond Index Fund		$160,272,647	7.9%
	TOTAL FIXED INCOME		160,272,647	7.9
INTERNATIONAL EQUITY—32.5%
18,642,214	TIAA-CREF Emerging Markets Equity Index Fund		207,301,415	10.3
21,977,484	TIAA-CREF International Equity Index Fund		447,241,795	22.2
	TOTAL INTERNATIONAL EQUITY		654,543,210	32.5
U.S. EQUITY—59.4%
40,685,274	TIAA-CREF Equity Index Fund		1,198,588,179	59.4
	TOTAL U.S. EQUITY		1,198,588,179	59.4
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $1,729,230,550)	2,013,404,036	99.8

	TOTAL PORTFOLIO	(Cost $1,729,230,550)	2,013,404,036	99.8
	OTHER ASSETS & LIABILITIES, NET		3,310,759	0.2
	NET ASSETS		$2,016,714,795	100.0%

a	The Fund invests its assets in Class W shares of the affiliated TIAA-CREF Funds.

56	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements

Portfolio of investments

Lifecycle Index 2060 Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.8%[a]
FIXED INCOME—6.7%
6,124,534	TIAA-CREF Bond Index Fund		$61,674,053	6.7%
	TOTAL FIXED INCOME		61,674,053	6.7
INTERNATIONAL EQUITY—32.9%
8,623,755	TIAA-CREF Emerging Markets Equity Index Fund		95,896,156	10.4
10,161,580	TIAA-CREF International Equity Index Fund		206,788,145	22.5
	TOTAL INTERNATIONAL EQUITY		302,684,301	32.9
U.S. EQUITY—60.2%
18,822,228	TIAA-CREF Equity Index Fund		554,502,836	60.2
	TOTAL U.S. EQUITY		554,502,836	60.2
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $843,725,122)	918,861,190	99.8

	TOTAL PORTFOLIO	(Cost $843,725,122)	918,861,190	99.8
	OTHER ASSETS & LIABILITIES, NET		1,712,053	0.2
	NET ASSETS		$920,573,243	100.0%

a	The Fund invests its assets in Class W shares of the affiliated TIAA-CREF Funds.

See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	57

Portfolio of investments

Lifecycle Index 2065 Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—100.0%[a]
FIXED INCOME—5.5%
259,260	TIAA-CREF Bond Index Fund		$2,610,749	5.5%
	TOTAL FIXED INCOME		2,610,749	5.5
INTERNATIONAL EQUITY—33.3%
454,956	TIAA-CREF Emerging Markets Equity Index Fund		5,059,110	10.6
534,647	TIAA-CREF International Equity Index Fund		10,880,059	22.7
	TOTAL INTERNATIONAL EQUITY		15,939,169	33.3
U.S. EQUITY—61.2%
992,055	TIAA-CREF Equity Index Fund		29,225,942	61.2
	TOTAL U.S. EQUITY		29,225,942	61.2
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $50,417,123)	47,775,860	100.0

	TOTAL PORTFOLIO	(Cost $50,417,123)	47,775,860	100.0
	OTHER ASSETS & LIABILITIES, NET		14,621	0.0
	NET ASSETS		$47,790,481	100.0%

a	The Fund invests its assets in Class W shares of the affiliated TIAA-CREF Funds.

58	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements

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TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	59

Statements of assets and liabilities

TIAA-CREF Funds  ■  May 31, 2022

	Lifecycle Index
	Retirement	Lifecycle Index	Lifecycle Index	Lifecycle Index	Lifecycle Index	Lifecycle Index
	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund
ASSETS
Affiliated investments, at value‡	$605,421,172	$617,141,415	$1,102,736,622	$3,095,226,505	$5,146,279,547	$6,102,651,489
Cash	1,009,586	989,574	876,548	7,278,868	10,919,148	13,888,340
Receivable from securities transactions	538,555	588,122	1,237,055	2,309,227	4,205,101	5,666,908
Receivable from Fund shares sold	104,647	484,417	777,374	1,850,965	4,025,970	4,651,736
Dividends receivable	528,734	551,951	946,877	2,534,786	3,824,712	3,942,905
Due from affiliates	55,749	56,099	94,443	221,947	345,729	376,018
Other	13,864	24,093	43,514	93,537	117,699	127,231
Total assets	607,672,307	619,835,671	1,106,712,433	3,109,515,835	5,169,717,906	6,131,304,627
LIABILITIES
Management fees payable	89,096	91,725	161,589	440,994	711,578	816,823
Service agreement fees payable	9,247	14,854	22,344	55,728	93,796	101,011
Distribution fees payable	506	2,647	4,345	10,402	15,447	18,745
Due to affiliates	10,621	10,788	12,275	18,404	24,369	27,011
Payable for securities transactions	1,449,880	1,490,689	1,920,366	8,927,339	13,649,256	17,232,916
Payable for Fund shares redeemed	1,184,699	168,948	926,221	2,648,259	6,289,101	6,599,189
Payable for trustee compensation	13,693	23,912	43,191	92,639	116,226	125,494
Accrued expenses and other payables	24,873	20,604	31,346	87,507	170,564	223,881
Total liabilities	2,782,615	1,824,167	3,121,677	12,281,272	21,070,337	25,145,070
NET ASSETS	$604,889,692	$618,011,504	$1,103,590,756	$3,097,234,563	$5,148,647,569	$6,106,159,557
NET ASSETS CONSIST OF:
Paid-in-capital	$559,407,316	$536,942,482	$937,563,807	$2,666,138,019	$4,477,777,570	$5,245,685,860
Total distributable earnings (loss)	45,482,376	81,069,022	166,026,949	431,096,544	670,869,999	860,473,697
NET ASSETS	$604,889,692	$618,011,504	$1,103,590,756	$3,097,234,563	$5,148,647,569	$6,106,159,557
INSTITUTIONAL CLASS:
Net assets	$557,296,462	$526,582,790	$966,867,423	$2,756,707,012	$4,582,422,933	$5,483,742,811
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	36,010,521	32,434,390	56,691,494	149,918,232	228,348,093	252,420,395
Net asset value per share	$15.48	$16.24	$17.05	$18.39	$20.07	$21.72
ADVISOR CLASS:
Net assets	$2,699,047	$1,715,060	$1,656,892	$10,671,961	$21,745,678	$26,880,411
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	174,439	105,633	97,217	581,295	1,086,053	1,239,624
Net asset value per share	$15.47	$16.24	$17.04	$18.36	$20.02	$21.68
PREMIER CLASS:
Net assets	$3,993,371	$21,047,992	$34,529,113	$82,754,349	$123,482,191	$150,514,591
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	258,253	1,301,205	2,034,612	4,524,279	6,181,047	6,967,028
Net asset value per share	$15.46	$16.18	$16.97	$18.29	$19.98	$21.60
RETIREMENT CLASS:
Net assets	$40,900,812	$68,665,662	$100,537,328	$247,101,241	$420,996,767	$445,021,744
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	2,648,780	4,269,984	5,943,418	13,560,298	21,182,857	20,691,270
Net asset value per share	$15.44	$16.08	$16.92	$18.22	$19.87	$21.51
‡ Affiliated investments, cost	$554,531,350	$533,255,323	$931,201,940	$2,652,095,825	$4,464,669,077	$5,225,106,548

60	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	61

Statements of assets and liabilities	concluded

TIAA-CREF Funds  ■  May 31, 2022

	Lifecycle Index	Lifecycle Index	Lifecycle Index	Lifecycle Index	Lifecycle Index	Lifecycle Index	Lifecycle Index
	2035 Fund	2040 Fund	2045 Fund	2050 Fund	2055 Fund	2060 Fund	2065 Fund
ASSETS
Affiliated investments, at value‡	$5,904,380,296	$6,087,782,185	$4,635,761,663	$3,833,019,284	$2,013,404,036	$918,861,190	$47,775,860
Cash	13,467,153	12,757,773	12,793,087	11,020,585	6,836,734	4,401,174	391,681
Receivable from securities transactions	5,792,389	6,827,205	6,186,657	4,964,529	2,048,906	859,114	29,617
Receivable from Fund shares sold	6,779,241	5,308,583	5,569,395	5,798,335	3,213,858	2,132,118	205,165
Dividends receivable	3,247,641	2,523,341	1,186,014	697,273	315,989	120,904	4,995
Due from affiliates	344,592	340,771	256,720	205,539	112,743	57,339	12,568
Other	118,665	128,091	80,642	61,475	25,448	7,853	91
Total assets	5,934,129,977	6,115,667,949	4,661,834,178	3,855,767,020	2,025,957,714	926,439,692	48,419,977
LIABILITIES
Management fees payable	765,072	773,018	580,406	476,178	248,828	112,726	5,707
Service agreement fees payable	89,511	86,635	69,317	60,125	33,404	15,303	373
Distribution fees payable	20,035	21,372	11,227	9,929	4,107	1,915	99
Due to affiliates	26,161	26,732	22,354	20,036	14,584	11,362	8,938
Payable for securities transactions	16,464,044	15,904,360	15,466,072	12,805,984	7,166,871	4,452,879	377,624
Payable for Fund shares redeemed	5,576,394	3,925,737	3,340,534	2,827,140	1,649,952	1,204,994	226,201
Payable for trustee compensation	117,005	126,381	79,346	60,398	24,891	7,601	67
Accrued expenses and other payables	232,807	247,006	200,319	173,535	100,282	59,669	10,487
Total liabilities	23,291,029	21,111,241	19,769,575	16,433,325	9,242,919	5,866,449	629,496
NET ASSETS	$5,910,838,948	$6,094,556,708	$4,642,064,603	$3,839,333,695	$2,016,714,795	$920,573,243	$47,790,481
NET ASSETS CONSIST OF:
Paid-in-capital	$4,972,577,834	$4,952,591,708	$3,799,629,109	$3,166,747,738	$1,737,612,706	$849,310,931	$50,640,717
Total distributable earnings (loss)	938,261,114	1,141,965,000	842,435,494	672,585,957	279,102,089	71,262,312	(2,850,236)
NET ASSETS	$5,910,838,948	$6,094,556,708	$4,642,064,603	$3,839,333,695	$2,016,714,795	$920,573,243	$47,790,481
INSTITUTIONAL CLASS:
Net assets	$5,330,114,198	$5,515,470,272	$4,224,772,412	$3,473,689,190	$1,822,271,635	$828,871,261	$44,525,944
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	228,949,115	224,693,320	166,426,635	135,222,919	88,051,605	51,821,609	3,906,741
Net asset value per share	$23.28	$24.55	$25.39	$25.69	$20.70	$15.99	$11.40
ADVISOR CLASS:
Net assets	$18,142,735	$21,468,280	$18,259,281	$14,241,594	$12,049,780	$9,091,791	$716,221
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	780,813	875,924	720,840	555,442	583,310	568,947	63,550
Net asset value per share	$23.24	$24.51	$25.33	$25.64	$20.66	$15.98	$11.27
PREMIER CLASS:
Net assets	$161,086,663	$172,179,848	$90,923,730	$80,317,888	$33,219,439	$15,601,317	$808,165
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	6,960,373	7,056,699	3,600,291	3,144,774	1,610,373	977,748	71,780
Net asset value per share	$23.14	$24.40	$25.25	$25.54	$20.63	$15.96	$11.26
RETIREMENT CLASS:
Net assets	$401,495,352	$385,438,308	$308,109,180	$271,085,023	$149,173,941	$67,008,874	$1,740,151
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	17,426,065	15,858,456	12,263,724	10,669,399	7,253,271	4,210,358	154,350
Net asset value per share	$23.04	$24.30	$25.12	$25.41	$20.57	$15.92	$11.27
‡ Affiliated investments, cost	$4,952,157,076	$4,926,238,248	$3,784,603,932	$3,148,961,629	$1,729,230,550	$843,725,122	$50,417,123

62	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	63

Statements of operations

TIAA-CREF Funds  ■  For the year ended May 31, 2022

	Lifecycle Index
	Retirement	Lifecycle Index	Lifecycle Index	Lifecycle Index	Lifecycle Index	Lifecycle Index
	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund

INVESTMENT INCOME
Dividends from affiliated investments	$14,219,383	$15,211,502	$26,443,702	$72,086,900	$112,066,409	$126,475,394
Total income	14,219,383	15,211,502	26,443,702	72,086,900	112,066,409	126,475,394

EXPENSES
Management fees	1,124,506	1,212,280	2,101,902	5,768,883	9,000,229	10,193,218
Shareholder servicing — Institutional Class	7,597	3,473	5,018	12,755	13,898	16,263
Shareholder servicing — Advisor Class	2,888	1,777	2,123	13,472	22,837	29,885
Shareholder servicing — Premier Class	99	85	108	185	247	254
Shareholder servicing — Retirement Class	114,384	196,274	295,876	724,889	1,183,494	1,243,644
Distribution fees — Premier Class	25,698	49,839	108,034	318,800	475,100	512,993
Registration fees	66,569	67,462	72,854	73,530	77,676	80,745
Administrative service fees	53,770	54,481	61,956	93,014	122,573	135,662
Professional fees	24,621	26,660	19,184	24,676	28,886	31,488
Shareholder reports	20,091	21,623	24,830	40,984	56,957	65,859
Trustee fees and expenses	6,227	6,730	11,841	33,278	53,183	61,879
Other expenses	134,717	138,960	214,842	518,752	812,032	918,743
Total expenses	1,581,167	1,779,644	2,918,568	7,623,218	11,847,112	13,290,633
Less: Expenses reimbursed by the investment adviser	(217,432)	(215,662)	(238,040)	(340,387)	(467,701)	(534,476)
Fee waiver by investment adviser and Nuveen Securities	(579,083)	(624,120)	(1,044,250)	(2,774,380)	(4,134,294)	(4,416,589)
Net expenses	784,652	939,862	1,636,278	4,508,451	7,245,117	8,339,568

Net investment income (loss)	13,434,731	14,271,640	24,807,424	67,578,449	104,821,292	118,135,826

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss) from sale of affiliated investments	5,124,268	10,013,768	16,266,226	51,740,199	58,286,677	45,019,275
Realized gain (loss) from sale of unaffiliated investments	—	26,116	—	—	—	—
Realized gain distributions from affiliated investments	2,887,432	3,094,970	5,473,966	15,277,144	24,904,673	29,702,295
Net realized gain (loss) from investments	8,011,700	13,134,854	21,740,192	67,017,343	83,191,350	74,721,570
Net change in unrealized appreciation (depreciation) from affiliated investments	(61,112,423)	(68,940,130)	(123,346,417)	(355,369,871)	(563,732,307)	(649,186,753)
Net realized and unrealized gain (loss) from investments	(53,100,723)	(55,805,276)	(101,606,225)	(288,352,528)	(480,540,957)	(574,465,183)
Net increase (decrease) in net assets from operations	$(39,665,992)	$(41,533,636)	$(76,798,801)	$(220,774,079)	$(375,719,665)	$(456,329,357)

64	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	65

Statements of operations	concluded

TIAA-CREF Funds  ■  For the year ended May 31, 2022

	Lifecycle Index	Lifecycle Index	Lifecycle Index	Lifecycle Index	Lifecycle Index	Lifecycle Index	Lifecycle Index
	2035 Fund	2040 Fund	2045 Fund	2050 Fund	2055 Fund	2060 Fund	2065 Fund

INVESTMENT INCOME
Dividends from affiliated investments	$116,459,229	$118,481,538	$88,637,807	$72,865,646	$37,305,226	$15,810,615	$492,777
Total income	116,459,229	118,481,538	88,637,807	72,865,646	37,305,226	15,810,615	492,777

EXPENSES
Management fees	9,442,265	9,575,044	7,114,089	5,830,623	2,976,837	1,265,328	39,597
Shareholder servicing — Institutional Class	14,979	17,263	14,446	16,021	13,652	12,235	2,880
Shareholder servicing — Advisor Class	18,609	20,548	17,485	14,190	10,717	7,854	139
Shareholder servicing — Premier Class	259	264	213	194	187	121	70
Shareholder servicing — Retirement Class	1,126,323	1,092,903	848,804	736,596	394,266	161,148	2,955
Distribution fees — Premier Class	517,704	515,355	380,041	325,344	155,617	50,180	1,102
Registration fees	84,501	76,900	76,581	73,231	68,152	66,330	65,238
Administrative service fees	131,404	134,182	112,221	100,483	73,368	57,038	45,090
Professional fees	30,768	31,393	27,177	24,897	19,475	16,289	14,018
Shareholder reports	65,628	69,164	62,000	60,211	47,801	41,503	11,998
Trustee fees and expenses	58,952	60,855	45,809	37,735	19,313	8,156	219
Other expenses	858,740	867,324	661,625	551,410	305,931	159,374	37,306
Total expenses	12,350,132	12,461,195	9,360,491	7,770,935	4,085,316	1,845,556	220,612
Less: Expenses reimbursed by the investment adviser	(536,733)	(541,336)	(467,019)	(425,719)	(322,873)	(263,598)	(173,295)
Fee waiver by investment adviser and Nuveen Securities	(3,871,966)	(3,832,764)	(2,778,082)	(2,262,205)	(1,150,883)	(489,875)	(15,002)
Net expenses	7,941,433	8,087,095	6,115,390	5,083,011	2,611,560	1,092,083	32,315

Net investment income (loss)	108,517,796	110,394,443	82,522,417	67,782,635	34,693,666	14,718,532	460,462

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss) from sale of affiliated investments	33,804,226	35,141,090	14,172,622	(997,066)	(4,478,738)	(3,807,013)	(325,124)
Realized gain (loss) from sale of unaffiliated investments	—	—	—	—	—	—	38,638
Realized gain distributions from affiliated investments	28,902,657	31,478,160	25,289,776	21,349,263	11,045,910	4,727,339	148,494
Net realized gain (loss) from investments	62,706,883	66,619,250	39,462,398	20,352,197	6,567,172	920,326	(137,992)
Net change in unrealized appreciation (depreciation) from affiliated investments	(622,209,030)	(644,141,053)	(474,055,366)	(380,325,233)	(193,279,045)	(86,316,189)	(4,003,794)
Net realized and unrealized gain (loss) from investments	(559,502,147)	(577,521,803)	(434,592,968)	(359,973,036)	(186,711,873)	(85,395,863)	(4,141,786)
Net increase (decrease) in net assets from operations	$(450,984,351)	$(467,127,360)	$(352,070,551)	$(292,190,401)	$(152,018,207)	$(70,677,331)	$(3,681,324)

66	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	67

Statements of changes in net assets

TIAA-CREF Funds  ■  For the period or year ended

		Lifecycle Index Retirement Income Fund		Lifecycle Index 2010 Fund		Lifecycle Index 2015 Fund
		May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021

OPERATIONS
Net investment income (loss)		$13,434,731	$9,606,683	$14,271,640	$10,610,367	$24,807,424	$18,543,920
Net realized gain (loss) from investments		8,011,700	8,080,794	13,134,854	12,842,243	21,740,192	31,347,940
Net change in unrealized appreciation (depreciation) from affiliated investments		(61,112,423)	67,871,509	(68,940,130)	70,795,592	(123,346,417)	134,741,041
Net increase (decrease) in net assets from operations		(39,665,992)	85,558,986	(41,533,636)	94,248,202	(76,798,801)	184,632,901

DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(23,367,380)	(10,719,953)	(26,899,334)	(12,730,910)	(50,722,893)	(24,713,823)
	Advisor Class	(119,013)	(27,271)	(85,571)	(11,125)	(124,912)	(55,732)
	Premier Class	(919,478)	(475,508)	(1,672,994)	(844,649)	(4,365,306)	(2,362,930)
	Retirement Class	(1,803,151)	(839,863)	(3,559,797)	(1,726,732)	(5,639,852)	(3,021,603)
Total distributions		(26,209,022)	(12,062,595)	(32,217,696)	(15,313,416)	(60,852,963)	(30,154,088)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	210,675,605	191,059,210	137,440,086	204,675,178	277,166,164	256,019,114
	Advisor Class	1,716,222	1,151,737	219,811	2,040,506	1,512,539	2,283,793
	Premier Class	2,776,065	5,387,782	3,983,386	14,807,214	6,105,260	17,437,097
	Retirement Class	10,343,368	16,656,962	11,313,904	21,371,071	13,755,009	23,321,006
Reinvestments of distributions:	Institutional Class	21,490,375	9,891,486	25,807,942	12,335,607	48,779,749	24,089,091
	Advisor Class	113,592	24,677	79,288	8,082	117,985	52,169
	Premier Class	775,303	401,241	1,590,722	649,065	4,179,785	2,030,375
	Retirement Class	1,802,485	839,553	3,559,797	1,726,732	5,639,851	3,021,603
Redemptions:	Institutional Class	(162,321,585)	(154,741,004)	(134,974,480)	(162,616,004)	(202,244,641)	(261,631,976)
	Advisor Class	(1,024,166)	(103,505)	(340,286)	(293,271)	(1,049,625)	(1,658,284)
	Premier Class	(24,249,034)	(13,145,146)	(25,502,732)	(7,935,555)	(68,419,546)	(19,377,422)
	Retirement Class	(14,915,227)	(10,549,640)	(19,415,719)	(26,196,110)	(32,958,095)	(39,554,431)
Net increase (decrease) from shareholder transactions		47,183,003	46,873,353	3,761,719	60,572,515	52,584,435	6,032,135
Net increase (decrease) in net assets		(18,692,011)	120,369,744	(69,989,613)	139,507,301	(85,067,329)	160,510,948

NET ASSETS
Beginning of period		623,581,703	503,211,959	688,001,117	548,493,816	1,188,658,085	1,028,147,137
End of period		$604,889,692	$623,581,703	$618,011,504	$688,001,117	$1,103,590,756	$1,188,658,085

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	12,575,758	11,729,754	7,692,685	11,895,936	14,720,742	14,121,658
	Advisor Class	102,421	69,635	12,364	115,954	79,095	122,916
	Premier Class	161,041	328,083	221,777	857,362	323,706	966,252
	Retirement Class	607,456	1,034,496	640,586	1,248,175	742,144	1,280,351
Shares reinvested:	Institutional Class	1,270,015	606,170	1,460,551	708,535	2,618,344	1,317,064
	Advisor Class	6,715	1,507	4,487	464	6,333	2,854
	Premier Class	45,685	24,708	90,331	37,389	225,204	111,437
	Retirement Class	106,694	51,449	203,185	99,984	304,857	166,388
Shares redeemed:	Institutional Class	(9,676,743)	(9,450,485)	(7,656,887)	(9,353,376)	(10,887,395)	(14,411,717)
	Advisor Class	(65,088)	(6,247)	(18,799)	(16,521)	(61,159)	(88,396)
	Premier Class	(1,429,368)	(800,784)	(1,428,331)	(461,304)	(3,661,529)	(1,078,201)
	Retirement Class	(882,919)	(647,992)	(1,112,863)	(1,521,120)	(1,782,248)	(2,195,503)
Net increase (decrease) from shareholder transactions		2,821,667	2,940,294	109,086	3,611,478	2,628,094	315,103

68	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	69

Statements of changes in net assets	continued

TIAA-CREF Funds  ■  For the period or year ended

		Lifecycle Index 2020 Fund		Lifecycle Index 2025 Fund		Lifecycle Index 2030 Fund
		May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021

OPERATIONS
Net investment income (loss)		$67,578,449	$52,306,972	$104,821,292	$76,866,070	$118,135,826	$85,033,262
Net realized gain (loss) from investments		67,017,343	69,900,692	83,191,350	60,152,650	74,721,570	39,491,536
Net change in unrealized appreciation (depreciation) from affiliated investments		(355,369,871)	443,123,278	(563,732,307)	810,056,672	(649,186,753)	1,055,965,505
Net increase (decrease) in net assets from operations		(220,774,079)	565,330,942	(375,719,665)	947,075,392	(456,329,357)	1,180,490,303

DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(143,493,366)	(59,350,887)	(179,479,086)	(82,165,521)	(174,866,931)	(89,228,567)
	Advisor Class	(728,037)	(138,305)	(912,408)	(187,460)	(970,266)	(221,354)
	Premier Class	(13,108,202)	(6,260,956)	(14,902,560)	(8,459,860)	(13,345,660)	(7,879,150)
	Retirement Class	(14,022,004)	(6,560,542)	(17,495,737)	(8,941,972)	(15,210,821)	(8,721,340)
Total distributions		(171,351,609)	(72,310,690)	(212,789,791)	(99,754,813)	(204,393,678)	(106,050,411)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	825,834,111	702,553,353	1,385,975,613	1,165,705,174	1,665,137,152	1,321,985,086
	Advisor Class	7,726,756	8,409,953	11,693,861	14,368,483	14,038,747	18,010,084
	Premier Class	16,902,954	46,561,317	32,510,840	78,190,697	32,107,901	78,554,197
	Retirement Class	30,973,529	53,648,706	63,301,713	81,639,842	66,511,008	87,820,262
Reinvestments of distributions:	Institutional Class	136,195,252	57,085,062	168,462,488	78,478,792	166,951,460	86,314,543
	Advisor Class	720,772	135,232	906,520	184,443	965,225	218,383
	Premier Class	12,347,169	4,958,387	13,684,810	6,556,141	12,540,204	6,544,917
	Retirement Class	14,022,004	6,560,541	17,495,737	8,941,972	15,210,821	8,721,340
Redemptions:	Institutional Class	(589,965,470)	(648,385,502)	(712,841,620)	(817,662,750)	(721,299,548)	(779,002,362)
	Advisor Class	(7,388,574)	(3,012,073)	(5,508,338)	(1,458,004)	(7,901,355)	(2,975,477)
	Premier Class	(249,302,384)	(49,438,854)	(375,387,419)	(51,651,674)	(355,718,525)	(39,349,260)
	Retirement Class	(75,890,372)	(103,546,576)	(92,069,524)	(118,617,109)	(83,629,097)	(118,598,827)
Net increase (decrease) from shareholder transactions		122,175,747	75,529,546	508,224,681	444,676,007	804,913,993	668,242,886
Net increase (decrease) in net assets		(269,949,941)	568,549,798	(80,284,775)	1,291,996,586	144,190,958	1,742,682,778

NET ASSETS
Beginning of period		3,367,184,504	2,798,634,706	5,228,932,344	3,936,935,758	5,961,968,599	4,219,285,821
End of period		$3,097,234,563	$3,367,184,504	$5,148,647,569	$5,228,932,344	$6,106,159,557	$5,961,968,599

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	40,609,276	36,277,439	62,619,037	56,100,150	69,562,608	59,733,903
	Advisor Class	382,531	424,790	527,041	688,505	588,711	797,998
	Premier Class	828,312	2,386,110	1,460,832	3,793,312	1,340,454	3,538,775
	Retirement Class	1,527,331	2,765,304	2,888,763	3,928,447	2,815,024	3,966,169
Shares reinvested:	Institutional Class	6,755,717	2,905,092	7,626,188	3,729,981	6,953,414	3,846,459
	Advisor Class	35,788	6,885	41,112	8,779	40,251	9,745
	Premier Class	615,205	253,367	622,037	312,793	524,695	292,969
	Retirement Class	701,100	336,438	798,892	428,461	639,110	391,970
Shares redeemed:	Institutional Class	(29,292,538)	(33,359,287)	(32,555,546)	(39,311,519)	(30,334,567)	(35,125,172)
	Advisor Class	(389,534)	(153,543)	(265,005)	(67,729)	(360,673)	(129,075)
	Premier Class	(12,276,671)	(2,578,410)	(16,878,190)	(2,525,387)	(14,755,878)	(1,819,139)
	Retirement Class	(3,797,714)	(5,341,634)	(4,230,217)	(5,728,505)	(3,598,413)	(5,351,773)
Net increase (decrease) from shareholder transactions		5,698,803	3,922,551	22,654,944	21,357,288	33,414,736	30,152,829

70	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	71

Statements of changes in net assets	continued

TIAA-CREF Funds  ■  For the period or year ended

		Lifecycle Index 2035 Fund		Lifecycle Index 2040 Fund		Lifecycle Index 2045 Fund
		May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021

OPERATIONS
Net investment income (loss)		$108,517,796	$79,249,282	$110,394,443	$80,743,207	$82,522,417	$57,469,992
Net realized gain (loss) from investments		62,706,883	28,564,665	66,619,250	26,391,309	39,462,398	6,398,253
Net change in unrealized appreciation (depreciation) from affiliated investments		(622,209,030)	1,119,326,981	(644,141,053)	1,296,453,349	(474,055,366)	1,049,794,069
Net increase (decrease) in net assets from operations		(450,984,351)	1,227,140,928	(467,127,360)	1,403,587,865	(352,070,551)	1,113,662,314

DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(151,468,330)	(82,185,463)	(160,002,570)	(83,659,458)	(103,134,683)	(54,740,019)
	Advisor Class	(531,231)	(153,634)	(629,974)	(131,413)	(459,337)	(105,720)
	Premier Class	(11,963,664)	(7,680,349)	(12,167,868)	(6,708,888)	(8,260,023)	(4,787,925)
	Retirement Class	(12,253,439)	(7,749,057)	(12,094,241)	(7,058,535)	(8,029,629)	(4,714,349)
Total distributions		(176,216,664)	(97,768,503)	(184,894,653)	(97,558,294)	(119,883,672)	(64,348,013)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	1,619,543,581	1,241,437,681	1,582,174,468	1,149,358,957	1,341,462,527	939,605,770
	Advisor Class	9,992,294	10,974,172	10,656,519	12,207,148	9,666,839	9,715,991
	Premier Class	33,308,908	78,268,375	34,907,398	82,514,378	26,121,199	61,217,669
	Retirement Class	64,016,488	75,491,056	54,700,394	83,180,775	58,582,308	61,598,832
Reinvestments of distributions:	Institutional Class	144,405,578	79,186,655	154,240,411	81,363,405	99,203,074	52,966,805
	Advisor Class	526,475	150,602	624,907	128,407	454,832	102,944
	Premier Class	11,182,234	6,335,010	11,636,545	5,966,697	7,810,166	4,266,206
	Retirement Class	12,253,439	7,749,057	12,094,241	7,058,535	8,029,628	4,714,349
Redemptions:	Institutional Class	(563,977,793)	(708,354,007)	(543,368,779)	(716,339,444)	(422,308,311)	(498,315,421)
	Advisor Class	(5,439,604)	(1,412,301)	(3,372,665)	(1,355,923)	(2,653,378)	(1,360,605)
	Premier Class	(340,422,523)	(39,105,175)	(306,870,714)	(28,603,553)	(292,405,889)	(22,075,495)
	Retirement Class	(82,152,229)	(103,950,144)	(73,992,453)	(109,354,690)	(53,969,491)	(82,098,171)
Net increase (decrease) from shareholder transactions		903,236,848	646,770,981	933,430,272	566,124,692	779,993,504	530,338,874
Net increase (decrease) in net assets		276,035,833	1,776,143,406	281,408,259	1,872,154,263	308,039,281	1,579,653,175

NET ASSETS
Beginning of period		5,634,803,115	3,858,659,709	5,813,148,449	3,940,994,186	4,334,025,322	2,754,372,147
End of period		$5,910,838,948	$5,634,803,115	$6,094,556,708	$5,813,148,449	$4,642,064,603	$4,334,025,322

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	63,191,652	53,093,882	58,503,434	47,330,590	47,926,028	38,051,346
	Advisor Class	393,351	465,332	392,807	486,605	347,237	386,255
	Premier Class	1,297,709	3,332,791	1,286,616	3,326,310	932,881	2,460,351
	Retirement Class	2,525,546	3,210,198	2,038,343	3,384,557	2,106,350	2,462,770
Shares reinvested:	Institutional Class	5,588,451	3,328,569	5,649,832	3,278,139	3,509,129	2,096,865
	Advisor Class	20,406	6,339	22,916	5,178	16,117	4,080
	Premier Class	434,937	267,639	428,444	241,567	277,547	169,630
	Retirement Class	478,650	328,628	446,776	286,816	286,670	188,273
Shares redeemed:	Institutional Class	(22,071,387)	(30,110,477)	(20,187,224)	(29,104,126)	(15,124,315)	(19,783,206)
	Advisor Class	(224,895)	(59,228)	(131,587)	(55,341)	(102,325)	(51,774)
	Premier Class	(13,126,222)	(1,712,473)	(11,193,100)	(1,199,194)	(10,274,622)	(928,111)
	Retirement Class	(3,290,744)	(4,423,500)	(2,808,142)	(4,456,676)	(1,982,851)	(3,308,782)
Net increase (decrease) from shareholder transactions		35,217,454	27,727,700	34,449,115	23,524,425	27,917,846	21,747,697

72	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	73

Statements of changes in net assets	continued

TIAA-CREF Funds  ■  For the period or year ended

		Lifecycle Index 2050 Fund		Lifecycle Index 2055 Fund		Lifecycle Index 2060 Fund
		May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021

OPERATIONS
Net investment income (loss)		$67,782,635	$46,165,969	$34,693,666	$21,715,539	$14,718,532	$7,765,010
Net realized gain (loss) from investments		20,352,197	2,673,483	6,567,172	(429,284)	920,326	(253,461)
Net change in unrealized appreciation (depreciation) from affiliated investments		(380,325,233)	868,582,425	(193,279,045)	418,136,772	(86,316,189)	151,099,298
Net increase (decrease) in net assets from operations		(292,190,401)	917,421,877	(152,018,207)	439,423,027	(70,677,331)	158,610,847

DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(77,510,635)	(42,430,221)	(35,180,792)	(19,292,672)	(14,471,207)	(6,976,807)
	Advisor Class	(340,993)	(91,551)	(223,836)	(72,735)	(155,309)	(42,596)
	Premier Class	(6,498,486)	(3,947,333)	(2,815,516)	(1,715,800)	(846,898)	(432,574)
	Retirement Class	(6,265,450)	(4,010,091)	(2,917,882)	(2,153,322)	(1,128,612)	(737,157)
Total distributions		(90,615,564)	(50,479,196)	(41,138,026)	(23,234,529)	(16,602,026)	(8,189,134)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	1,171,798,343	813,431,107	714,967,259	479,956,773	423,652,731	281,188,730
	Advisor Class	7,853,890	7,206,914	5,903,461	5,757,157	5,291,432	3,754,798
	Premier Class	23,003,492	52,560,460	18,527,070	38,644,994	13,184,457	18,114,313
	Retirement Class	51,095,665	54,707,156	36,073,275	34,204,930	27,596,512	21,821,410
Reinvestments of distributions:	Institutional Class	74,344,572	40,994,173	33,228,545	18,203,312	13,831,699	6,684,976
	Advisor Class	336,827	88,840	220,118	70,061	151,928	40,105
	Premier Class	6,030,364	3,507,602	2,597,053	1,498,630	748,307	359,085
	Retirement Class	6,265,450	4,010,091	2,917,457	2,153,020	1,128,301	736,927
Redemptions:	Institutional Class	(369,938,596)	(407,143,274)	(226,734,529)	(161,196,776)	(129,659,523)	(81,222,292)
	Advisor Class	(3,166,096)	(675,195)	(1,115,572)	(385,131)	(982,616)	(422,458)
	Premier Class	(242,092,087)	(20,998,387)	(130,625,721)	(9,636,115)	(38,656,420)	(3,853,209)
	Retirement Class	(44,251,283)	(69,958,388)	(24,674,927)	(44,408,997)	(11,156,113)	(18,899,836)
Net increase (decrease) from shareholder transactions		681,280,541	477,731,099	431,283,489	364,861,858	305,130,695	228,302,549
Net increase (decrease) in net assets		298,474,576	1,344,673,780	238,127,256	781,050,356	217,851,338	378,724,262

NET ASSETS
Beginning of period		3,540,859,119	2,196,185,339	1,778,587,539	997,537,183	702,721,905	323,997,643
End of period		$3,839,333,695	$3,540,859,119	$2,016,714,795	$1,778,587,539	$920,573,243	$702,721,905

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	41,378,867	32,551,557	31,434,359	23,898,376	24,189,443	18,088,666
	Advisor Class	277,034	284,899	260,613	287,032	300,674	239,023
	Premier Class	809,191	2,119,729	806,254	1,916,847	743,805	1,163,078
	Retirement Class	1,829,383	2,183,270	1,599,823	1,715,991	1,581,294	1,418,338
Shares reinvested:	Institutional Class	2,596,737	1,611,406	1,440,336	892,319	775,754	424,983
	Advisor Class	11,781	3,496	9,554	3,438	8,526	2,551
	Premier Class	211,740	138,586	112,915	73,643	42,040	22,857
	Retirement Class	221,004	159,131	127,122	106,060	63,530	47,028
Shares redeemed:	Institutional Class	(13,115,403)	(15,906,221)	(9,948,062)	(7,976,809)	(7,411,531)	(5,222,822)
	Advisor Class	(118,080)	(26,590)	(50,954)	(18,933)	(55,957)	(27,251)
	Premier Class	(8,402,233)	(866,647)	(5,615,842)	(491,181)	(2,149,761)	(252,220)
	Retirement Class	(1,602,795)	(2,777,186)	(1,103,245)	(2,161,601)	(640,121)	(1,195,996)
Net increase (decrease) from shareholder transactions		24,097,226	19,475,430	19,072,873	18,245,182	17,447,696	14,708,235

74	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	75

Statements of changes in net assets	concluded

TIAA-CREF Funds  ■  For the period or year ended

		Lifecycle Index 2065 Fund
		May 31, 2022	May 31, 2021 §

OPERATIONS
Net investment income (loss)		$460,462	$89,704
Net realized gain (loss) from investments		(137,992)	3,408
Net change in unrealized appreciation (depreciation) from affiliated investments		(4,003,794)	1,362,531
Net increase (decrease) in net assets from operations		(3,681,324)	1,455,643

DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(467,220)	(66,007)
	Advisor Class	(20,417)	(8,865)
	Premier Class	(19,975)	(8,865)
	Retirement Class	(24,669)	(8,734)
Total distributions		(532,281)	(92,471)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	49,994,766	6,581,831
	Advisor Class	180,844	503,092
	Premier Class	307,613	516,791
	Retirement Class	1,416,630	583,151
Reinvestments of distributions:	Institutional Class	379,906	4,735
	Advisor Class	2,045	—
	Premier Class	1,538	—
	Retirement Class	9,802	8
Redemptions:	Institutional Class	(9,076,696)	(448,475)
	Advisor Class	(17,739)	—
	Premier Class	(52,656)	(3,596)
	Retirement Class	(228,620)	(14,056)
Net increase (decrease) from shareholder transactions		42,917,433	7,723,481
Net increase (decrease) in net assets		38,703,828	9,086,653

NET ASSETS
Beginning of period		9,086,653	—
End of period		$47,790,481	$9,086,653

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	4,030,415	609,815
	Advisor Class	14,601	50,259
	Premier Class	24,677	51,411
	Retirement Class	116,709	56,856
Shares reinvested:	Institutional Class	29,914	424
	Advisor Class	163	—
	Premier Class	122	—
	Retirement Class	779	1
Shares redeemed:	Institutional Class	(726,234)	(37,593)
	Advisor Class	(1,473)	—
	Premier Class	(4,135)	(295)
	Retirement Class	(18,852)	(1,143)
Net increase (decrease) from shareholder transactions		3,466,686	729,735
§	For the period September 30, 2020 to May 31, 2021.

76	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements

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TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	77

Financial highlights

TIAA-CREF Funds

		Selected per share data											Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized										Ratios to average net assets
	For the	Net asset	Net		and unrealized		Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period or year ended	value, beginning of period	investment income (loss	)[a]	gain (loss on total investments	) [j]	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period	Total return	at end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss	)	Portfolio turnover rate
LIFECYCLE INDEX RETIREMENT INCOME FUND
Institutional Class:	5/31/22	$17.20	$0.36		$(1.37)		$(1.01)	$(0.38)	$(0.33)	$(0.71)	$15.48	(6.20)%	$557,296		0.23%[g]		0.10%[g]		2.13%		24%
	5/31/21	15.10	0.28		2.16		2.44	(0.29)	(0.05)	(0.34)	17.20	16.36	547,545		0.23	[g]	0.10	[g]	1.69		23
	5/31/20	14.31	0.34		0.82		1.16	(0.35)	(0.02)	(0.37)	15.10	8.17	437,256		0.26	[g]	0.10	[g]	2.32		27
	5/31/19	14.22	0.34		0.15		0.49	(0.34)	(0.06)	(0.40)	14.31	3.66	306,742		0.24	[f]	0.07	[f]	2.39		23
	5/31/18	13.81	0.29		0.43		0.72	(0.29)	(0.02)	(0.31)	14.22	5.16	233,165		0.21	[e]	0.00	[e]	2.09		26
Advisor Class:	5/31/22	17.19	0.35		(1.38)		(1.03)	(0.36)	(0.33)	(0.69)	15.47	(6.30)	2,699		0.33	[g]	0.20	[g]	2.08		24
	5/31/21	15.10	0.24		2.18		2.42	(0.28)	(0.05)	(0.33)	17.19	16.16	2,242		0.34	[g]	0.20	[g]	1.49		23
	5/31/20	14.31	0.36		0.79		1.15	(0.34)	(0.02)	(0.36)	15.10	8.08	989		0.37	[g]	0.22	[g]	2.41		27
	5/31/19	14.22	0.33		0.16		0.49	(0.34)	(0.06)	(0.40)	14.31	3.64	160		0.27	[f]	0.10	[f]	2.33		23
	5/31/18	13.82	0.30		0.41		0.71	(0.29)	(0.02)	(0.31)	14.22	5.07	111		0.21	[e]	0.01	[e]	2.13		26
Premier Class:	5/31/22	17.18	0.41		(1.45)		(1.04)	(0.35)	(0.33)	(0.68)	15.46	(6.36)	3,993		0.38	[g]	0.25	[g]	2.37		24
	5/31/21	15.09	0.27		2.14		2.41	(0.27)	(0.05)	(0.32)	17.18	16.12	25,449		0.38	[g]	0.25	[g]	1.63		23
	5/31/20	14.30	0.32		0.82		1.14	(0.33)	(0.02)	(0.35)	15.09	8.09	29,105		0.40	[g]	0.25	[g]	2.17		27
	5/31/19	14.20	0.31		0.17		0.48	(0.32)	(0.06)	(0.38)	14.30	3.44	29,443		0.39	[f]	0.22	[f]	2.20		23
	5/31/18	13.81	0.28		0.40		0.68	(0.27)	(0.02)	(0.29)	14.20	4.94	20,117		0.35	[e]	0.15	[e]	2.00		26
Retirement Class:	5/31/22	17.16	0.32		(1.38)		(1.06)	(0.33)	(0.33)	(0.66)	15.44	(6.45)	40,901		0.48	[g]	0.35	[g]	1.90		24
	5/31/21	15.07	0.24		2.16		2.40	(0.26)	(0.05)	(0.31)	17.16	16.04	48,346		0.48	[g]	0.35	[g]	1.45		23
	5/31/20	14.28	0.31		0.81		1.12	(0.31)	(0.02)	(0.33)	15.07	7.91	35,862		0.50	[g]	0.35	[g]	2.09		27
	5/31/19	14.19	0.31		0.15		0.46	(0.31)	(0.06)	(0.37)	14.28	3.40	34,847		0.49	[f]	0.32	[f]	2.19		23
	5/31/18	13.79	0.26		0.42		0.68	(0.26)	(0.02)	(0.28)	14.19	4.83	39,058		0.45	[e]	0.25	[e]	1.88		26
LIFECYCLE INDEX 2010 FUND
Institutional Class:	5/31/22	18.13	0.38		(1.41)		(1.03)	(0.38)	(0.48)	(0.86)	16.24	(6.07)	526,583		0.22	[g]	0.10	[g]	2.12		23
	5/31/21	15.97	0.30		2.28		2.58	(0.31)	(0.11)	(0.42)	18.13	16.22	560,852		0.23	[g]	0.10	[g]	1.71		28
	5/31/20	15.11	0.36		0.87		1.23	(0.35)	(0.02)	(0.37)	15.97	8.18	442,192		0.25	[g]	0.10	[g]	2.32		22
	5/31/19	15.04	0.36		0.15		0.51	(0.35)	(0.09)	(0.44)	15.11	3.57	335,348		0.22	[f]	0.07	[f]	2.40		19
	5/31/18	14.59	0.32		0.45		0.77	(0.29)	(0.03)	(0.32)	15.04	5.29	265,521		0.15	[e]	0.00	[e]	2.13		16
Advisor Class:	5/31/22	18.13	0.36		(1.40)		(1.04)	(0.37)	(0.48)	(0.85)	16.24	(6.16)	1,715		0.32	[g]	0.20	[g]	2.03		23
	5/31/21	15.97	0.22		2.35		2.57	(0.30)	(0.11)	(0.41)	18.13	16.18	1,950		0.32	[g]	0.19	[g]	1.28		28
	5/31/20	15.11	0.36		0.87		1.23	(0.35)	(0.02)	(0.37)	15.97	8.16	123		0.26	[g]	0.12	[g]	2.30		22
	5/31/19	15.05	0.39		0.11		0.50	(0.35)	(0.09)	(0.44)	15.11	3.52	113		0.27	[f]	0.13	[f]	2.57		19
	5/31/18	14.59	0.31		0.47		0.78	(0.29)	(0.03)	(0.32)	15.05	5.28	177		0.17	[e]	0.02	[e]	2.06		16
Premier Class:	5/31/22	18.06	0.37		(1.42)		(1.05)	(0.35)	(0.48)	(0.83)	16.18	(6.19)	21,048		0.38	[g]	0.25	[g]	2.07		23
	5/31/21	15.92	0.27		2.26		2.53	(0.28)	(0.11)	(0.39)	18.06	15.99	43,665		0.38	[g]	0.25	[g]	1.56		28
	5/31/20	15.06	0.35		0.86		1.21	(0.33)	(0.02)	(0.35)	15.92	8.06	31,580		0.40	[g]	0.25	[g]	2.20		22
	5/31/19	15.00	0.35		0.13		0.48	(0.33)	(0.09)	(0.42)	15.06	3.42	32,634		0.36	[f]	0.21	[f]	2.35		19
	5/31/18	14.54	0.30		0.47		0.77	(0.28)	(0.03)	(0.31)	15.00	5.18	47,385		0.30	[e]	0.15	[e]	2.03		16
Retirement Class:	5/31/22	17.96	0.33		(1.39)		(1.06)	(0.34)	(0.48)	(0.82)	16.08	(6.32)	68,666		0.47	[g]	0.35	[g]	1.88		23
	5/31/21	15.83	0.25		2.26		2.51	(0.27)	(0.11)	(0.38)	17.96	15.91	81,534		0.48	[g]	0.35	[g]	1.46		28
	5/31/20	14.98	0.32		0.87		1.19	(0.32)	(0.02)	(0.34)	15.83	7.93	74,599		0.50	[g]	0.35	[g]	2.08		22
	5/31/19	14.92	0.32		0.14		0.46	(0.31)	(0.09)	(0.40)	14.98	3.32	70,013		0.47	[e,f]	0.32	[e,f]	2.16		19
	5/31/18	14.47	0.28		0.46		0.74	(0.26)	(0.03)	(0.29)	14.92	5.02	77,207		0.40	[e]	0.25	[e]	1.88		16

78	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	79

Financial highlights	continued

TIAA-CREF Funds

		Selected per share data											Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized										Ratios to average net assets
	For the	Net asset	Net		and unrealized		Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period or year ended	value, beginning of period	investment income (loss	)[a]	gain (loss on total investments	) [j]	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period	Total return	at end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss	)	Portfolio turnover rate
LIFECYCLE INDEX 2015 FUND
Institutional Class:	5/31/22	$19.15	$0.39		$(1.52)		$(1.13)	$(0.40)	$(0.57)	$(0.97)	$17.05	(6.32)%	$ 966,867		0.21%[g]		0.10%[g]		2.08%		19%
	5/31/21	16.65	0.31		2.69		3.00	(0.34)	(0.16)	(0.50)	19.15	18.16	962,220		0.21	[g]	0.10	[g]	1.71		26
	5/31/20	15.76	0.38		0.92		1.30	(0.38)	(0.03)	(0.41)	16.65	8.24	819,474		0.23	[g]	0.10	[g]	2.33		25
	5/31/19	15.74	0.37		0.13		0.50	(0.37)	(0.11)	(0.48)	15.76	3.40	654,257		0.20	[f]	0.07	[f]	2.38		17
	5/31/18	15.15	0.34		0.58		0.92	(0.30)	(0.03)	(0.33)	15.74	6.01	533,409		0.13	[e]	0.00	[e]	2.16		11
Advisor Class:	5/31/22	19.14	0.40		(1.55)		(1.15)	(0.38)	(0.57)	(0.95)	17.04	(6.40)	1,657		0.31	[g]	0.20	[g]	2.13		19
	5/31/21	16.65	0.23		2.75		2.98	(0.33)	(0.16)	(0.49)	19.14	18.05	1,396		0.31	[g]	0.20	[g]	1.28		26
	5/31/20	15.76	0.39		0.90		1.29	(0.37)	(0.03)	(0.40)	16.65	8.19	592		0.30	[g]	0.18	[g]	2.38		25
	5/31/19	15.74	0.37		0.12		0.49	(0.36)	(0.11)	(0.47)	15.76	3.31	164		0.24	[f]	0.11	[f]	2.38		17
	5/31/18	15.16	0.33		0.58		0.91	(0.30)	(0.03)	(0.33)	15.74	5.99	114		0.14	[e]	0.01	[e]	2.13		11
Premier Class:	5/31/22	19.07	0.41		(1.57)		(1.16)	(0.37)	(0.57)	(0.94)	16.97	(6.49)	34,529		0.36	[g]	0.25	[g]	2.16		19
	5/31/21	16.58	0.28		2.68		2.96	(0.31)	(0.16)	(0.47)	19.07	18.00	98,140		0.36	[g]	0.25	[g]	1.55		26
	5/31/20	15.69	0.36		0.91		1.27	(0.35)	(0.03)	(0.38)	16.58	8.12	85,350		0.37	[g]	0.25	[g]	2.18		25
	5/31/19	15.68	0.36		0.10		0.46	(0.34)	(0.11)	(0.45)	15.69	3.19	94,174		0.34	[f]	0.21	[f]	2.31		17
	5/31/18	15.10	0.32		0.57		0.89	(0.28)	(0.03)	(0.31)	15.68	5.83	101,715		0.28	[e]	0.15	[e]	2.05		11
Retirement Class:	5/31/22	19.00	0.34		(1.50)		(1.16)	(0.35)	(0.57)	(0.92)	16.92	(6.51)	100,537		0.46	[g]	0.35	[g]	1.83		19
	5/31/21	16.52	0.26		2.67		2.93	(0.29)	(0.16)	(0.45)	19.00	17.88	126,902		0.46	[g]	0.35	[g]	1.44		26
	5/31/20	15.64	0.33		0.91		1.24	(0.33)	(0.03)	(0.36)	16.52	7.96	122,731		0.47	[g]	0.35	[g]	2.05		25
	5/31/19	15.62	0.33		0.13		0.46	(0.33)	(0.11)	(0.44)	15.64	3.09	130,910		0.45	[f]	0.32	[f]	2.14		17
	5/31/18	15.05	0.29		0.58		0.87	(0.27)	(0.03)	(0.30)	15.62	5.73	133,557		0.38	[e]	0.25	[e]	1.87		11
LIFECYCLE INDEX 2020 FUND
Institutional Class:	5/31/22	20.70	0.41		(1.66)		(1.25)	(0.43)	(0.63)	(1.06)	18.39	(6.51)	2,756,707		0.19	[g]	0.10	[g]	2.01		19
	5/31/21	17.63	0.33		3.20		3.53	(0.36)	(0.10)	(0.46)	20.70	20.14	2,729,084		0.20	[g]	0.10	[g]	1.72		21
	5/31/20	16.65	0.40		0.99		1.39	(0.39)	(0.02)	(0.41)	17.63	8.36	2,221,699		0.21	[g]	0.10	[g]	2.32		20
	5/31/19	16.63	0.39		0.08		0.47	(0.38)	(0.07)	(0.45)	16.65	3.07	1,636,541		0.19	[f]	0.08	[f]	2.34		12
	5/31/18	15.87	0.36		0.73		1.09	(0.31)	(0.02)	(0.33)	16.63	6.85	1,176,623		0.12	[e]	0.01	[e]	2.17		8
Advisor Class:	5/31/22	20.67	0.41		(1.68)		(1.27)	(0.41)	(0.63)	(1.04)	18.36	(6.60)	10,672		0.30	[g]	0.20	[g]	2.03		19
	5/31/21	17.61	0.27		3.23		3.50	(0.34)	(0.10)	(0.44)	20.67	20.00	11,420		0.30	[g]	0.20	[g]	1.37		21
	5/31/20	16.64	0.43		0.94		1.37	(0.38)	(0.02)	(0.40)	17.61	8.25	4,832		0.31	[g]	0.21	[g]	2.51		20
	5/31/19	16.62	0.38		0.08		0.46	(0.37)	(0.07)	(0.44)	16.64	2.95	708		0.27	[f]	0.16	[f]	2.30		12
	5/31/18	15.86	0.36		0.72		1.08	(0.30)	(0.02)	(0.32)	16.62	6.85	200		0.18	[e]	0.07	[e]	2.17		8
Premier Class:	5/31/22	20.59	0.44		(1.72)		(1.28)	(0.39)	(0.63)	(1.02)	18.29	(6.65)	82,754		0.35	[g]	0.25	[g]	2.13		19
	5/31/21	17.55	0.30		3.17		3.47	(0.33)	(0.10)	(0.43)	20.59	19.89	316,253		0.35	[g]	0.25	[g]	1.55		21
	5/31/20	16.57	0.38		0.99		1.37	(0.37)	(0.02)	(0.39)	17.55	8.25	268,403		0.36	[g]	0.25	[g]	2.16		20
	5/31/19	16.55	0.37		0.07		0.44	(0.35)	(0.07)	(0.42)	16.57	2.86	257,430		0.33	[f]	0.22	[f]	2.24		12
	5/31/18	15.80	0.33		0.73		1.06	(0.29)	(0.02)	(0.31)	16.55	6.75	250,375		0.27	[e]	0.16	[e]	2.02		8
Retirement Class:	5/31/22	20.52	0.36		(1.66)		(1.30)	(0.37)	(0.63)	(1.00)	18.22	(6.76)	247,101		0.44	[g]	0.35	[g]	1.78		19
	5/31/21	17.48	0.28		3.17		3.45	(0.31)	(0.10)	(0.41)	20.52	19.85	310,428		0.45	[g]	0.35	[g]	1.46		21
	5/31/20	16.51	0.35		0.99		1.34	(0.35)	(0.02)	(0.37)	17.48	8.10	303,700		0.46	[g]	0.35	[g]	2.05		20
	5/31/19	16.49	0.34		0.09		0.43	(0.34)	(0.07)	(0.41)	16.51	2.76	316,512		0.43	[f]	0.32	[f]	2.09		12
	5/31/18	15.74	0.30		0.74		1.04	(0.27)	(0.02)	(0.29)	16.49	6.66	318,125		0.37	[e]	0.26	[e]	1.86		8

80	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	81

Financial highlights	continued

TIAA-CREF Funds

		Selected per share data											Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized										Ratios to average net assets
	For the	Net asset	Net		and unrealized		Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period or year ended	value, beginning of period	investment income (loss	)[a]	gain (loss on total investments	) [j]	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period	Total return	at end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss	)	Portfolio turnover rate
LIFECYCLE INDEX 2025 FUND
Institutional Class:	5/31/22	$22.36	$0.43		$(1.83)		$(1.40)	$(0.45)	$(0.44)	$(0.89)	$20.07	(6.65)%	$4,582,423		0.19%[g]		0.10%[g]		1.95%		14%
	5/31/21	18.53	0.35		3.94		4.29	(0.37)	(0.09)	(0.46)	22.36	23.29	4,263,286		0.19	[g]	0.10	[g]	1.71		18
	5/31/20	17.49	0.42		1.05		1.47	(0.41)	(0.02)	(0.43)	18.53	8.35	3,152,216		0.20	[g]	0.11	[g]	2.31		17
	5/31/19	17.51	0.40		0.02		0.42	(0.39)	(0.05)	(0.44)	17.49	2.58	2,108,199		0.18	[f]	0.08	[f]	2.28		11
	5/31/18	16.54	0.37		0.95		1.32	(0.33)	(0.02)	(0.35)	17.51	7.99	1,456,072		0.12	[e]	0.01	[e]	2.14		7
Advisor Class:	5/31/22	22.32	0.42		(1.85)		(1.43)	(0.43)	(0.44)	(0.87)	20.02	(6.78)	21,746		0.29	[g]	0.21	[g]	1.92		14
	5/31/21	18.50	0.31		3.96		4.27	(0.36)	(0.09)	(0.45)	22.32	23.20	17,472		0.29	[g]	0.20	[g]	1.47		18
	5/31/20	17.47	0.42		1.03		1.45	(0.40)	(0.02)	(0.42)	18.50	8.23	2,837		0.30	[g]	0.21	[g]	2.30		17
	5/31/19	17.50	0.40		0.00		0.40	(0.38)	(0.05)	(0.43)	17.47	2.51	1,001		0.28	[f]	0.18	[f]	2.28		11
	5/31/18	16.53	0.31		1.00		1.31	(0.32)	(0.02)	(0.34)	17.50	7.89	438		0.21	[e]	0.09	[e]	1.82		7
Premier Class:	5/31/22	22.26	0.47		(1.90)		(1.43)	(0.41)	(0.44)	(0.85)	19.98	(6.79)	123,482		0.34	[g]	0.25	[g]	2.06		14
	5/31/21	18.45	0.32		3.92		4.24	(0.34)	(0.09)	(0.43)	22.26	23.11	466,892		0.34	[g]	0.25	[g]	1.55		18
	5/31/20	17.41	0.39		1.05		1.44	(0.38)	(0.02)	(0.40)	18.45	8.24	357,784		0.35	[g]	0.26	[g]	2.15		17
	5/31/19	17.44	0.38		0.01		0.39	(0.37)	(0.05)	(0.42)	17.41	2.44	328,028		0.33	[f]	0.22	[f]	2.20		11
	5/31/18	16.47	0.35		0.95		1.30	(0.31)	(0.02)	(0.33)	17.44	7.84	299,291		0.27	[e]	0.16	[e]	2.01		7
Retirement Class:	5/31/22	22.15	0.37		(1.82)		(1.45)	(0.39)	(0.44)	(0.83)	19.87	(6.91)	420,997		0.44	[g]	0.35	[g]	1.71		14
	5/31/21	18.36	0.30		3.90		4.20	(0.32)	(0.09)	(0.41)	22.15	22.99	481,282		0.44	[g]	0.35	[g]	1.46		18
	5/31/20	17.34	0.37		1.03		1.40	(0.36)	(0.02)	(0.38)	18.36	8.05	424,099		0.46	[g]	0.36	[g]	2.05		17
	5/31/19	17.36	0.35		0.03		0.38	(0.35)	(0.05)	(0.40)	17.34	2.33	408,411		0.43	[f]	0.32	[f]	2.03		11
	5/31/18	16.40	0.31		0.96		1.27	(0.29)	(0.02)	(0.31)	17.36	7.76	372,112		0.37	[e]	0.26	[e]	1.84		7
LIFECYCLE INDEX 2030 FUND
Institutional Class:	5/31/22	24.08	0.45		(2.03)		(1.58)	(0.47)	(0.31)	(0.78)	21.72	(6.86)	5,483,743		0.18	[g]	0.10	[g]	1.88		13
	5/31/21	19.40	0.38		4.77		5.15	(0.39)	(0.08)	(0.47)	24.08	26.70	4,966,053		0.19	[g]	0.10	[g]	1.70		16
	5/31/20	18.33	0.44		1.08		1.52	(0.43)	(0.02)	(0.45)	19.40	8.25	3,449,438		0.20	[g]	0.10	[g]	2.30		15
	5/31/19	18.42	0.41		(0.04)		0.37	(0.41)	(0.05)	(0.46)	18.33	2.13	2,291,258		0.18	[f]	0.08	[f]	2.24		10
	5/31/18	17.23	0.38		1.19		1.57	(0.35)	(0.03)	(0.38)	18.42	9.10	1,517,858		0.12	[e]	0.02	[e]	2.11		5
Advisor Class:	5/31/22	24.04	0.43		(2.03)		(1.60)	(0.45)	(0.31)	(0.76)	21.68	(6.94)	26,880		0.28	[g]	0.20	[g]	1.83		13
	5/31/21	19.38	0.31		4.80		5.11	(0.37)	(0.08)	(0.45)	24.04	26.54	23,352		0.29	[g]	0.20	[g]	1.38		16
	5/31/20	18.31	0.42		1.09		1.51	(0.42)	(0.02)	(0.44)	19.38	8.20	5,671		0.30	[g]	0.21	[g]	2.20		15
	5/31/19	18.41	0.43		(0.08)		0.35	(0.40)	(0.05)	(0.45)	18.31	2.03	1,311		0.28	[f]	0.18	[f]	2.36		10
	5/31/18	17.22	0.36		1.19		1.55	(0.33)	(0.03)	(0.36)	18.41	9.00	165		0.21	[e]	0.11	[e]	2.00		5
Premier Class:	5/31/22	23.96	0.50		(2.12)		(1.62)	(0.43)	(0.31)	(0.74)	21.60	(7.00)	150,515		0.33	[g]	0.25	[g]	2.04		13
	5/31/21	19.31	0.34		4.75		5.09	(0.36)	(0.08)	(0.44)	23.96	26.45	475,693		0.34	[g]	0.25	[g]	1.54		16
	5/31/20	18.24	0.41		1.09		1.50	(0.41)	(0.02)	(0.43)	19.31	8.14	344,547		0.35	[g]	0.25	[g]	2.14		15
	5/31/19	18.34	0.40		(0.07)		0.33	(0.38)	(0.05)	(0.43)	18.24	1.98	318,862		0.32	[f]	0.22	[f]	2.16		10
	5/31/18	17.15	0.36		1.19		1.55	(0.33)	(0.03)	(0.36)	18.34	8.95	307,155		0.27	[e]	0.17	[e]	1.97		5
Retirement Class:	5/31/22	23.85	0.39		(2.01)		(1.62)	(0.41)	(0.31)	(0.72)	21.51	(7.07)	445,022		0.43	[g]	0.35	[g]	1.66		13
	5/31/21	19.22	0.32		4.72		5.04	(0.33)	(0.08)	(0.41)	23.85	26.40	496,871		0.44	[g]	0.35	[g]	1.45		16
	5/31/20	18.16	0.39		1.08		1.47	(0.39)	(0.02)	(0.41)	19.22	8.02	419,628		0.45	[g]	0.35	[g]	2.04		15
	5/31/19	18.26	0.36		(0.05)		0.31	(0.36)	(0.05)	(0.41)	18.16	1.88	392,792		0.42	[f]	0.32	[f]	2.01		10
	5/31/18	17.08	0.33		1.19		1.52	(0.31)	(0.03)	(0.34)	18.26	8.82	368,806		0.37	[e]	0.27	[e]	1.81		5

82	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	83

Financial highlights	continued

TIAA-CREF Funds

		Selected per share data											Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized										Ratios to average net assets
	For the	Net asset	Net		and unrealized		Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period or year ended	value, beginning of period	investment income (loss	)[a]	gain (loss on total investments	) [j]	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period	Total return	at end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss	)	Portfolio turnover rate
LIFECYCLE INDEX 2035 FUND
Institutional Class:	5/31/22	$25.77	$0.46		$(2.18)		$(1.72)	$(0.50)	$(0.27)	$(0.77)	$23.28	(7.00)%	$5,330,114		0.18%[g]		0.10%[g]		1.81%		12%
	5/31/21	20.21	0.40		5.64		6.04	(0.40)	(0.08)	(0.48)	25.77	30.12	4,697,189		0.18	[g]	0.10	[g]	1.70		15
	5/31/20	19.12	0.46		1.11		1.57	(0.46)	(0.02)	(0.48)	20.21	8.12	3,151,680		0.19	[g]	0.11	[g]	2.30		14
	5/31/19	19.32	0.42		(0.14)		0.28	(0.42)	(0.06)	(0.48)	19.12	1.66	2,077,146		0.17	[f]	0.08	[f]	2.20		7
	5/31/18	17.89	0.40		1.43		1.83	(0.37)	(0.03)	(0.40)	19.32	10.17	1,453,606		0.12	[e]	0.02	[e]	2.09		5
Advisor Class:	5/31/22	25.73	0.44		(2.19)		(1.75)	(0.47)	(0.27)	(0.74)	23.24	(7.09)	18,143		0.28	[g]	0.20	[g]	1.72		12
	5/31/21	20.18	0.32		5.70		6.02	(0.39)	(0.08)	(0.47)	25.73	30.03	15,231		0.28	[g]	0.20	[g]	1.37		15
	5/31/20	19.10	0.50		1.04		1.54	(0.44)	(0.02)	(0.46)	20.18	8.02	3,623		0.29	[g]	0.20	[g]	2.51		14
	5/31/19	19.31	0.40		(0.13)		0.27	(0.42)	(0.06)	(0.48)	19.10	1.52	1,036		0.27	[f]	0.18	[f]	2.12		7
	5/31/18	17.88	0.38		1.44		1.82	(0.36)	(0.03)	(0.39)	19.31	10.22	133		0.14	[e]	0.04	[e]	2.02		5
Premier Class:	5/31/22	25.63	0.51		(2.27)		(1.76)	(0.46)	(0.27)	(0.73)	23.14	(7.18)	161,087		0.33	[g]	0.25	[g]	1.97		12
	5/31/21	20.11	0.36		5.61		5.97	(0.37)	(0.08)	(0.45)	25.63	29.90	470,422		0.33	[g]	0.25	[g]	1.54		15
	5/31/20	19.02	0.43		1.11		1.54	(0.43)	(0.02)	(0.45)	20.11	8.02	331,062		0.34	[g]	0.26	[g]	2.15		14
	5/31/19	19.22	0.40		(0.14)		0.26	(0.40)	(0.06)	(0.46)	19.02	1.46	295,473		0.32	[f]	0.23	[f]	2.10		7
	5/31/18	17.81	0.37		1.41		1.78	(0.34)	(0.03)	(0.37)	19.22	10.03	276,476		0.27	[e]	0.17	[e]	1.95		5
Retirement Class:	5/31/22	25.52	0.40		(2.18)		(1.78)	(0.43)	(0.27)	(0.70)	23.04	(7.26)	401,495		0.43	[g]	0.35	[g]	1.58		12
	5/31/21	20.02	0.33		5.60		5.93	(0.35)	(0.08)	(0.43)	25.52	29.81	451,962		0.43	[g]	0.35	[g]	1.45		15
	5/31/20	18.94	0.41		1.10		1.51	(0.41)	(0.02)	(0.43)	20.02	7.89	372,294		0.44	[g]	0.36	[g]	2.04		14
	5/31/19	19.14	0.37		(0.13)		0.24	(0.38)	(0.06)	(0.44)	18.94	1.36	353,729		0.42	[f]	0.33	[f]	1.94		7
	5/31/18	17.73	0.33		1.43		1.76	(0.32)	(0.03)	(0.35)	19.14	9.97	331,850		0.37	[e]	0.27	[e]	1.78		5
LIFECYCLE INDEX 2040 FUND
Institutional Class:	5/31/22	27.19	0.48		(2.30)		(1.82)	(0.53)	(0.29)	(0.82)	24.55	(7.00)	5,515,470		0.17	[g]	0.10	[g]	1.78		12
	5/31/21	20.71	0.41		6.56		6.97	(0.41)	(0.08)	(0.49)	27.19	33.87	4,914,220		0.18	[g]	0.10	[g]	1.68		14
	5/31/20	19.65	0.47		1.08		1.55	(0.47)	(0.02)	(0.49)	20.71	7.81	3,297,735		0.19	[g]	0.10	[g]	2.28		11
	5/31/19	19.96	0.42		(0.25)		0.17	(0.43)	(0.05)	(0.48)	19.65	1.08	2,269,054		0.17	[f]	0.08	[f]	2.14		6
	5/31/18	18.30	0.39		1.68		2.07	(0.38)	(0.03)	(0.41)	19.96	11.32	1,613,765		0.12	[e]	0.03	[e]	2.02		3
Advisor Class:	5/31/22	27.16	0.47		(2.32)		(1.85)	(0.51)	(0.29)	(0.80)	24.51	(7.12)	21,468		0.27	[g]	0.20	[g]	1.75		12
	5/31/21	20.69	0.31		6.64		6.95	(0.40)	(0.08)	(0.48)	27.16	33.78	16,071		0.28	[g]	0.20	[g]	1.25		14
	5/31/20	19.63	0.47		1.07		1.54	(0.46)	(0.02)	(0.48)	20.69	7.75	3,215		0.28	[g]	0.19	[g]	2.30		11
	5/31/19	19.94	0.40		(0.24)		0.16	(0.42)	(0.05)	(0.47)	19.63	0.96	2,047		0.25	[f]	0.16	[f]	2.02		6
	5/31/18	18.29	0.50		1.55		2.05	(0.37)	(0.03)	(0.40)	19.94	11.29	547		0.23	[e]	0.14	[e]	2.53		3
Premier Class:	5/31/22	27.04	0.54		(2.40)		(1.86)	(0.49)	(0.29)	(0.78)	24.40	(7.18)	172,180		0.32	[g]	0.25	[g]	1.98		12
	5/31/21	20.60	0.36		6.54		6.90	(0.38)	(0.08)	(0.46)	27.04	33.69	447,061		0.33	[g]	0.25	[g]	1.50		14
	5/31/20	19.55	0.44		1.07		1.51	(0.44)	(0.02)	(0.46)	20.60	7.65	291,837		0.34	[g]	0.25	[g]	2.12		11
	5/31/19	19.86	0.41		(0.27)		0.14	(0.40)	(0.05)	(0.45)	19.55	0.87	258,812		0.31	[f]	0.23	[f]	2.09		6
	5/31/18	18.21	0.37		1.67		2.04	(0.36)	(0.03)	(0.39)	19.86	11.24	264,272		0.27	[e]	0.18	[e]	1.88		3
Retirement Class:	5/31/22	26.93	0.42		(2.30)		(1.88)	(0.46)	(0.29)	(0.75)	24.30	(7.26)	385,438		0.42	[g]	0.35	[g]	1.55		12
	5/31/21	20.52	0.34		6.51		6.85	(0.36)	(0.08)	(0.44)	26.93	33.55	435,795		0.43	[g]	0.35	[g]	1.42		14
	5/31/20	19.47	0.42		1.07		1.49	(0.42)	(0.02)	(0.44)	20.52	7.58	348,208		0.44	[g]	0.35	[g]	2.02		11
	5/31/19	19.78	0.37		(0.25)		0.12	(0.38)	(0.05)	(0.43)	19.47	0.77	336,720		0.42	[f]	0.33	[f]	1.89		6
	5/31/18	18.15	0.33		1.67		2.00	(0.34)	(0.03)	(0.37)	19.78	11.05	310,574		0.37	[e]	0.28	[e]	1.70		3

84	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	85

Financial highlights	continued

TIAA-CREF Funds

		Selected per share data											Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized										Ratios to average net assets
	For the	Net asset	Net		and unrealized		Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period or year ended	value, beginning of period	investment income (loss	)[a]	gain (loss on total investments	) [j]	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period	Total return	at end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss	)	Portfolio turnover rate
LIFECYCLE INDEX 2045 FUND
Institutional Class:	5/31/22	$27.98	$0.49		$(2.35)		$(1.86)	$(0.55)	$(0.18)	$(0.73)	$25.39	(6.92)%	$4,224,772		0.17%[g]		0.10%[g]		1.75%		11%
	5/31/21	20.68	0.41		7.34		7.75	(0.41)	(0.04)	(0.45)	27.98	37.71	3,640,347		0.17	[g]	0.10	[g]	1.65		11
	5/31/20	19.69	0.47		1.02		1.49	(0.48)	(0.02)	(0.50)	20.68	7.43	2,269,913		0.19	[g]	0.10	[g]	2.27		6
	5/31/19	20.09	0.42		(0.34)		0.08	(0.43)	(0.05)	(0.48)	19.69	0.58	1,451,216		0.17	[f]	0.08	[f]	2.10		4
	5/31/18	18.32	0.40		1.78		2.18	(0.38)	(0.03)	(0.41)	20.09	11.97	982,189		0.13	[e]	0.03	[e]	2.02		3
Advisor Class:	5/31/22	27.93	0.49		(2.38)		(1.89)	(0.53)	(0.18)	(0.71)	25.33	(7.04)	18,259		0.27	[g]	0.20	[g]	1.77		11
	5/31/21	20.65	0.32		7.39		7.71	(0.39)	(0.04)	(0.43)	27.93	37.58	12,840		0.28	[g]	0.20	[g]	1.29		11
	5/31/20	19.66	0.48		0.99		1.47	(0.46)	(0.02)	(0.48)	20.65	7.37	2,504		0.29	[g]	0.21	[g]	2.31		6
	5/31/19	20.08	0.42		(0.37)		0.05	(0.42)	(0.05)	(0.47)	19.66	0.41	1,162		0.27	[f]	0.18	[f]	2.10		4
	5/31/18	18.32	0.37		1.79		2.16	(0.37)	(0.03)	(0.40)	20.08	11.85	422		0.25	[e]	0.15	[e]	1.88		3
Premier Class:	5/31/22	27.83	0.62		(2.51)		(1.89)	(0.51)	(0.18)	(0.69)	25.25	(7.06)	90,924		0.32	[g]	0.25	[g]	2.17		11
	5/31/21	20.58	0.36		7.31		7.67	(0.38)	(0.04)	(0.42)	27.83	37.48	352,496		0.32	[g]	0.25	[g]	1.47		11
	5/31/20	19.60	0.44		1.01		1.45	(0.45)	(0.02)	(0.47)	20.58	7.28	225,642		0.34	[g]	0.25	[g]	2.12		6
	5/31/19	20.00	0.41		(0.35)		0.06	(0.41)	(0.05)	(0.46)	19.60	0.43	195,595		0.32	[f]	0.22	[f]	2.05		4
	5/31/18	18.24	0.36		1.79		2.15	(0.36)	(0.03)	(0.39)	20.00	11.83	191,402		0.28	[e]	0.18	[e]	1.86		3
Retirement Class:	5/31/22	27.70	0.43		(2.35)		(1.92)	(0.48)	(0.18)	(0.66)	25.12	(7.18)	308,109		0.42	[g]	0.35	[g]	1.54		11
	5/31/21	20.49	0.34		7.26		7.60	(0.35)	(0.04)	(0.39)	27.70	37.32	328,342		0.42	[g]	0.35	[g]	1.40		11
	5/31/20	19.51	0.42		1.01		1.43	(0.43)	(0.02)	(0.45)	20.49	7.21	256,314		0.44	[g]	0.35	[g]	2.03		6
	5/31/19	19.91	0.36		(0.32)		0.04	(0.39)	(0.05)	(0.44)	19.51	0.32	236,400		0.42	[f]	0.32	[f]	1.83		4
	5/31/18	18.16	0.32		1.80		2.12	(0.34)	(0.03)	(0.37)	19.91	11.71	219,919		0.38	[e]	0.28	[e]	1.66		3
LIFECYCLE INDEX 2050 FUND
Institutional Class:	5/31/22	28.25	0.49		(2.37)		(1.88)	(0.56)	(0.12)	(0.68)	25.69	(6.92)	3,473,689		0.17	[g]	0.10	[g]	1.75		11
	5/31/21	20.75	0.41		7.53		7.94	(0.41)	(0.03)	(0.44)	28.25	38.50	2,948,578		0.18	[g]	0.10	[g]	1.63		9
	5/31/20	19.75	0.47		1.03		1.50	(0.48)	(0.02)	(0.50)	20.75	7.46	1,786,312		0.19	[g]	0.10	[g]	2.26		5
	5/31/19	20.17	0.42		(0.35)		0.07	(0.44)	(0.05)	(0.49)	19.75	0.47	1,066,667		0.18	[f]	0.08	[f]	2.08		5
	5/31/18	18.36	0.39		1.84		2.23	(0.39)	(0.03)	(0.42)	20.17	12.16	667,846		0.13	[e]	0.03	[e]	2.01		3
Advisor Class:	5/31/22	28.21	0.49		(2.40)		(1.91)	(0.54)	(0.12)	(0.66)	25.64	(7.04)	14,242		0.27	[g]	0.20	[g]	1.75		11
	5/31/21	20.72	0.33		7.58		7.91	(0.39)	(0.03)	(0.42)	28.21	38.42	10,851		0.27	[g]	0.20	[g]	1.30		9
	5/31/20	19.73	0.50		0.97		1.47	(0.46)	(0.02)	(0.48)	20.72	7.35	2,546		0.28	[g]	0.20	[g]	2.41		5
	5/31/19	20.16	0.41		(0.36)		0.05	(0.43)	(0.05)	(0.48)	19.73	0.37	1,200		0.27	[f]	0.17	[f]	2.07		5
	5/31/18	18.35	0.37		1.84		2.21	(0.37)	(0.03)	(0.40)	20.16	12.08	212		0.19	[e]	0.09	[e]	1.90		3
Premier Class:	5/31/22	28.09	0.64		(2.55)		(1.91)	(0.52)	(0.12)	(0.64)	25.54	(7.06)	80,318		0.32	[g]	0.25	[g]	2.20		11
	5/31/21	20.63	0.36		7.51		7.87	(0.38)	(0.03)	(0.41)	28.09	38.36	295,691		0.33	[g]	0.25	[g]	1.47		9
	5/31/20	19.65	0.44		1.01		1.45	(0.45)	(0.02)	(0.47)	20.63	7.26	188,481		0.34	[g]	0.25	[g]	2.11		5
	5/31/19	20.07	0.41		(0.37)		0.04	(0.41)	(0.05)	(0.46)	19.65	0.32	157,105		0.32	[f]	0.22	[f]	2.06		5
	5/31/18	18.28	0.36		1.82		2.18	(0.36)	(0.03)	(0.39)	20.07	11.97	148,822		0.28	[e]	0.18	[e]	1.83		3
Retirement Class:	5/31/22	27.95	0.42		(2.35)		(1.93)	(0.49)	(0.12)	(0.61)	25.41	(7.15)	271,085		0.42	[g]	0.35	[g]	1.52		11
	5/31/21	20.54	0.34		7.45		7.79	(0.35)	(0.03)	(0.38)	27.95	38.15	285,738		0.43	[g]	0.35	[g]	1.41		9
	5/31/20	19.56	0.42		1.01		1.43	(0.43)	(0.02)	(0.45)	20.54	7.19	218,846		0.45	[g]	0.35	[g]	2.04		5
	5/31/19	19.98	0.36		(0.34)		0.02	(0.39)	(0.05)	(0.44)	19.56	0.21	202,199		0.42	[f]	0.32	[f]	1.83		5
	5/31/18	18.20	0.33		1.82		2.15	(0.34)	(0.03)	(0.37)	19.98	11.86	178,268		0.38	[e]	0.28	[e]	1.68		3

86	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	87

Financial highlights	continued

TIAA-CREF Funds

		Selected per share data											Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized										Ratios to average net assets
	For the	Net asset	Net		and unrealized		Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period or year ended	value, beginning of period	investment income (loss	)[a]	gain (loss on total investments	) [j]	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period	Total return	at end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss	)	Portfolio turnover rate
LIFECYCLE INDEX 2055 FUND
Institutional Class:	5/31/22	$22.70	$0.40		$(1.92)		$(1.52)	$(0.45)	$(0.03)	$(0.48)	$20.70	(6.91)%	$1,822,272		0.18%[g]		0.10%[g]		1.75%		11%
	5/31/21	16.59	0.32		6.14		6.46	(0.33)	(0.02)	(0.35)	22.70	39.14	1,478,111		0.18	[g]	0.10	[g]	1.61		6
	5/31/20	15.80	0.37		0.82		1.19	(0.38)	(0.02)	(0.40)	16.59	7.37	801,496		0.20	[g]	0.11	[g]	2.23		7
	5/31/19	16.15	0.33		(0.30)		0.03	(0.35)	(0.03)	(0.38)	15.80	0.34	439,798		0.20	[f]	0.09	[f]	2.04		4
	5/31/18	14.67	0.32		1.49		1.81	(0.31)	(0.02)	(0.33)	16.15	12.35	239,571		0.18	[e]	0.03	[e]	2.02		5
Advisor Class:	5/31/22	22.66	0.38		(1.92)		(1.54)	(0.43)	(0.03)	(0.46)	20.66	(7.00)	12,050		0.28	[g]	0.20	[g]	1.71		11
	5/31/21	16.57	0.29		6.13		6.42	(0.31)	(0.02)	(0.33)	22.66	38.98	8,251		0.28	[g]	0.20	[g]	1.46		6
	5/31/20	15.79	0.35		0.82		1.17	(0.37)	(0.02)	(0.39)	16.57	7.24	1,534		0.29	[g]	0.20	[g]	2.13		7
	5/31/19	16.14	0.33		(0.31)		0.02	(0.34)	(0.03)	(0.37)	15.79	0.30	755		0.28	[f]	0.17	[f]	2.11		4
	5/31/18	14.67	0.31		1.49		1.80	(0.31)	(0.02)	(0.33)	16.14	12.27	142		0.19	[e]	0.05	[e]	1.95		5
Premier Class:	5/31/22	22.62	0.53		(2.07)		(1.54)	(0.42)	(0.03)	(0.45)	20.63	(7.02)	33,219		0.33	[g]	0.25	[g]	2.28		11
	5/31/21	16.54	0.29		6.11		6.40	(0.30)	(0.02)	(0.32)	22.62	38.91	142,662		0.33	[g]	0.25	[g]	1.45		6
	5/31/20	15.76	0.35		0.81		1.16	(0.36)	(0.02)	(0.38)	16.54	7.19	79,521		0.35	[g]	0.26	[g]	2.09		7
	5/31/19	16.11	0.34		(0.33)		0.01	(0.33)	(0.03)	(0.36)	15.76	0.20	57,625		0.34	[f]	0.23	[f]	2.10		4
	5/31/18	14.64	0.28		1.50		1.78	(0.29)	(0.02)	(0.31)	16.11	12.19	47,812		0.32	[e]	0.18	[e]	1.80		5
Retirement Class:	5/31/22	22.56	0.34		(1.91)		(1.57)	(0.39)	(0.03)	(0.42)	20.57	(7.13)	149,174		0.43	[g]	0.35	[g]	1.52		11
	5/31/21	16.50	0.28		6.08		6.36	(0.28)	(0.02)	(0.30)	22.56	38.76	149,564		0.43	[g]	0.35	[g]	1.44		6
	5/31/20	15.73	0.34		0.79		1.13	(0.34)	(0.02)	(0.36)	16.50	7.05	114,986		0.46	[g]	0.36	[g]	2.02		7
	5/31/19	16.07	0.29		(0.29)		0.00 [d]	(0.31)	(0.03)	(0.34)	15.73	0.16	98,131		0.44	[f]	0.33	[f]	1.84		4
	5/31/18	14.61	0.26		1.50		1.76	(0.28)	(0.02)	(0.30)	16.07	12.03	78,137		0.42	[e]	0.28	[e]	1.68		5
LIFECYCLE INDEX 2060 FUND
Institutional Class:	5/31/22	17.52	0.30		(1.47)		(1.17)	(0.35)	(0.01)	(0.36)	15.99	(6.93)	828,871		0.19	[g]	0.10	[g]	1.75		10
	5/31/21	12.75	0.25		4.78		5.03	(0.25)	(0.01)	(0.26)	17.52	39.68	600,348		0.21	[g]	0.10	[g]	1.59		6
	5/31/20	12.14	0.28		0.63		0.91	(0.29)	(0.01)	(0.30)	12.75	7.36	267,485		0.26	[g]	0.11	[g]	2.21		16
	5/31/19	12.44	0.26		(0.24)		0.02	(0.27)	(0.05)	(0.32)	12.14	0.25	112,059		0.32	[f]	0.08	[f]	2.15		28
	5/31/18	11.29	0.25		1.16		1.41	(0.24)	(0.02)	(0.26)	12.44	12.44	58,145		0.42	[e]	0.03	[e]	2.04		32
Advisor Class:	5/31/22	17.51	0.29		(1.48)		(1.19)	(0.33)	(0.01)	(0.34)	15.98	(7.01)	9,092		0.29	[g]	0.20	[g]	1.69		10
	5/31/21	12.75	0.20		4.81		5.01	(0.24)	(0.01)	(0.25)	17.51	39.51	5,527		0.30	[g]	0.20	[g]	1.31		6
	5/31/20	12.15	0.27		0.62		0.89	(0.28)	(0.01)	(0.29)	12.75	7.21	1,292		0.35	[g]	0.20	[g]	2.11		16
	5/31/19	12.45	0.26		(0.25)		0.01	(0.26)	(0.05)	(0.31)	12.15	0.22	590		0.39	[f]	0.17	[f]	2.16		28
	5/31/18	11.29	0.23		1.18		1.41	(0.23)	(0.02)	(0.25)	12.45	12.52	157		0.42	[e]	0.05	[e]	1.92		32
Premier Class:	5/31/22	17.48	0.40		(1.59)		(1.19)	(0.32)	(0.01)	(0.33)	15.96	(7.01)	15,601		0.34	[g]	0.25	[g]	2.23		10
	5/31/21	12.73	0.22		4.77		4.99	(0.23)	(0.01)	(0.24)	17.48	39.44	40,943		0.35	[g]	0.25	[g]	1.42		6
	5/31/20	12.13	0.27		0.61		0.88	(0.27)	(0.01)	(0.28)	12.73	7.17	17,927		0.41	[g]	0.26	[g]	2.09		16
	5/31/19	12.43	0.24		(0.24)		0.00 [d]	(0.25)	(0.05)	(0.30)	12.13	0.12	8,644		0.46	[f]	0.23	[f]	1.95		28
	5/31/18	11.28	0.18		1.21		1.39	(0.22)	(0.02)	(0.24)	12.43	12.34	5,040		0.55	[e]	0.18	[e]	1.51		32
Retirement Class:	5/31/22	17.44	0.26		(1.46)		(1.20)	(0.31)	(0.01)	(0.32)	15.92	(7.11)	67,009		0.44	[g]	0.35	[g]	1.50		10
	5/31/21	12.70	0.22		4.75		4.97	(0.22)	(0.01)	(0.23)	17.44	39.33	55,903		0.45	[g]	0.35	[g]	1.43		6
	5/31/20	12.11	0.26		0.60		0.86	(0.26)	(0.01)	(0.27)	12.70	7.01	37,293		0.51	[g]	0.36	[g]	2.00		16
	5/31/19	12.41	0.23		(0.24)		(0.01)	(0.24)	(0.05)	(0.29)	12.11	0.05	25,636		0.56	[f]	0.33	[f]	1.89		28
	5/31/18	11.26	0.19		1.19		1.38	(0.21)	(0.02)	(0.23)	12.41	12.29	15,437		0.65	[e]	0.28	[e]	1.59		32

88	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	89

Financial highlights	concluded

TIAA-CREF Funds

			Selected per share data												Ratios and supplemental data
				Gain (loss) from investment operations
						Net realized											Ratios to average net assets
	For the		Net asset	Net		and unrealized		Total gain	Less distributions from		Total	Net asset			Net assets						Net
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss on total investments	) [j]	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period	Total return		at end of period (in thousands	)	Gross expenses		Net expenses		investment income (loss	)	Portfolio turnover rate
LIFECYCLE INDEX 2065 FUND
Institutional Class:	5/31/22		$12.45	$0.21		$(1.02)		$(0.81)	$(0.23)	$(0.01)	$(0.24)	$11.40	(6.70)%		$44,526		0.82%[g]		0.11%[g]		1.76%		108%
	5/31/21	§	10.00	0.15		2.48		2.63	(0.18)	—	(0.18)	12.45	26.45	[b]	7,131		3.91	[c,g]	0.10	[c,g]	2.02	[c]	36	[b]
Advisor Class:	5/31/22		12.46	0.22		(1.04)		(0.82)	(0.36)	(0.01)	(0.37)	11.27	(6.83)		716		0.83	[g]	0.13	[g]	1.81		108
	5/31/21	§	10.00	0.16		2.48		2.64	(0.18)	—	(0.18)	12.46	26.48	[b]	626		4.26	[c,g]	0.25	[c,g]	2.16	[c]	36	[b]
Premier Class:	5/31/22		12.46	0.18		(1.01)		(0.83)	(0.36)	(0.01)	(0.37)	11.26	(6.90)		808		0.97	[g]	0.25	[g]	1.49		108
	5/31/21	§	10.00	0.16		2.48		2.64	(0.18)	—	(0.18)	12.46	26.48	[b]	637		4.41	[c,g]	0.25	[c,g]	2.14	[c]	36	[b]
Retirement Class:	5/31/22		12.44	0.17		(1.04)		(0.87)	(0.29)	(0.01)	(0.30)	11.27	(7.26)		1,740		1.08	[g]	0.36	[g]	1.42		108
	5/31/21	§	10.00	0.15		2.46		2.61	(0.17)	—	(0.17)	12.44	26.35	[b]	693		4.54	[c,g]	0.35	[c,g]	2.00	[c]	36	[b]
§	The Fund commenced operations on September 30, 2020.
a	Based on average shares outstanding.
b	The percentages shown for this period are not annualized.
c	The percentages shown for this period are annualized.
d	Amount represents less than $0.01 per share.
e	The Fund’s expenses do not include the expenses of the Underlying Funds.
f	From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Index Fund’s expenses include the expenses of the Underlying Funds.
g	The Fund’s expenses include the expenses of the Underlying Funds.
j	Short-term and long-term capital gain distributions received from the underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

90	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	91

Notes to financial statements

TIAA-CREF Lifecycle Index Funds

Note 1—organization

The Lifecycle Index Funds (collectively the “Funds,” each individually referred to as a “Fund”) are a sub-family of mutual funds offered by the TIAA-CREF Funds (the “Trust”), a Delaware statutory trust, that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), is registered with the SEC as an investment adviser and provides investment management services for the Funds.

The Funds offer their shares, without a sales load, through their principal underwriter, Nuveen Securities, LLC (“Nuveen Securities”), which is a wholly owned indirect subsidiary of TIAA.

Each Fund is a “fund of funds” that diversifies its assets by investing in Class W shares of other funds of the Trust and potentially other investment pools or investment products. The Funds offer Institutional Class, Advisor Class, Premier Class and Retirement Class shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

Note 2—significant accounting policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

92	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Multiclass operations and allocations: Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of assets and liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of operations.

Indemnification: Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other matters: The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

New rule issuance: In December 2020, the SEC voted to adopt a new rule providing a framework for fund valuation practices. New Rule 2a-5 (“Rule 2a-5”) under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	93

Notes to financial statements

of the 1940 Act and the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 (“Rule 31a-4”), which provides the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of the board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021. The compliance date for Rule 2a-5 and Rule 31a-4 is September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

Note 3—valuation of investments

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy that is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

•	Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
•	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
•	Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Investments in registered investment companies: Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

As of May 31, 2022, all of the investments in the Funds were valued based on Level 1 inputs.

94	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

continued

Note 4—investments

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended May 31, 2022 were as follows (dollar amounts are in thousands):

Fund	Non-U.S. government Purchases	Non-U.S. government Sales
Lifecycle Index Retirement Income	$190,381	$153,402
Lifecycle Index 2010	153,518	164,561
Lifecycle Index 2015	254,865	232,073
Lifecycle Index 2020	661,767	626,934
Lifecycle Index 2025	1,194,351	765,307
Lifecycle Index 2030	1,550,361	799,595
Lifecycle Index 2035	1,586,256	719,870
Lifecycle Index 2040	1,623,593	731,913
Lifecycle Index 2045	1,281,521	511,752
Lifecycle Index 2050	1,094,444	413,244
Lifecycle Index 2055	645,966	208,213
Lifecycle Index 2060	390,418	81,327
Lifecycle Index 2065	71,850	28,835

Note 5—income tax information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to distribution reallocations, investments in underlying funds and tax equalization. Temporary and permanent differences have no impact on a Fund’s net assets.

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	95

Notes to financial statements

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows (dollar amounts are in thousands):

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized (depreciation )	Net unrealized appreciation (depreciation	)
Lifecycle Index Retirement Income	$565,635	$69,423	$(29,637)	$39,786
Lifecycle Index 2010	544,037	102,898	(29,793)	73,105
Lifecycle Index 2015	948,765	203,301	(49,330)	153,971
Lifecycle Index 2020	2,696,575	537,942	(139,290)	398,652
Lifecycle Index 2025	4,523,936	846,579	(224,236)	622,343
Lifecycle Index 2030	5,294,694	1,055,744	(247,786)	807,958
Lifecycle Index 2035	5,011,567	1,104,897	(212,083)	892,814
Lifecycle Index 2040	4,986,466	1,281,856	(180,539)	1,101,317
Lifecycle Index 2045	3,817,988	917,134	(99,360)	817,774
Lifecycle Index 2050	3,175,995	727,489	(70,464)	657,025
Lifecycle Index 2055	1,741,708	309,228	(37,532)	271,696
Lifecycle Index 2060	850,583	90,980	(22,701)	68,279
Lifecycle Index 2065	50,752	0	(2,977)	(2,977)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation)	Capital loss carryforwards	Late-year loss deferrals	Other book-to-tax differences	Total
Lifecycle Index Retirement Income	$1,068,919	$4,641,149	$39,786,172	$—	$—	$(13,864)	$45,482,376
Lifecycle Index 2010	2,972,861	5,015,648	73,104,605	—	—	(24,092)	81,069,022
Lifecycle Index 2015	5,052,592	7,046,711	153,971,158	—	—	(43,512)	166,026,949
Lifecycle Index 2020	12,800,852	19,737,387	398,651,843	—	—	(93,538)	431,096,544
Lifecycle Index 2025	17,979,035	30,665,450	622,343,213	—	—	(117,699)	670,869,999
Lifecycle Index 2030	16,963,139	35,680,269	807,957,521	—	—	(127,232)	860,473,697
Lifecycle Index 2035	11,999,441	33,567,023	892,813,315	—	—	(118,665)	938,261,114
Lifecycle Index 2040	7,288,457	33,488,518	1,101,316,116	—	—	(128,091)	1,141,965,000
Lifecycle Index 2045	2,026,271	22,716,510	817,773,356	—	—	(80,643)	842,435,494
Lifecycle Index 2050	2,591,997	13,030,863	657,024,571	—	—	(61,474)	672,585,957
Lifecycle Index 2055	616,181	6,814,872	271,696,486	—	—	(25,450)	279,102,089
Lifecycle Index 2060	87,788	2,903,980	68,278,396	—	—	(7,852)	71,262,312
Lifecycle Index 2065	31,436	94,990	(2,976,571)	—	—	(91)	(2,850,236)

96	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

continued

The tax character of distributions paid were as follows:

	5/31/2022		5/31/2021
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Lifecycle Index Retirement Income	$ 15,294,862	$10,914,160	$ 11,237,378	$ 825,217
Lifecycle Index 2010	17,855,451	14,362,245	12,439,690	2,873,726
Lifecycle Index 2015	27,582,507	33,270,456	22,866,991	7,287,097
Lifecycle Index 2020	78,091,181	93,260,428	63,783,593	8,527,097
Lifecycle Index 2025	123,609,053	89,180,738	94,822,266	4,932,547
Lifecycle Index 2030	156,283,713	48,109,965	103,718,573	2,331,838
Lifecycle Index 2035	156,706,880	19,509,784	95,237,190	2,531,313
Lifecycle Index 2040	172,363,213	12,531,440	94,411,870	3,146,424
Lifecycle Index 2045	115,649,595	4,234,077	61,965,333	2,382,680
Lifecycle Index 2050	89,206,724	1,408,840	48,633,893	1,845,303
Lifecycle Index 2055	40,570,606	567,420	22,398,370	836,159
Lifecycle Index 2060	16,453,830	148,196	7,954,357	234,777
Lifecycle Index 2065	530,699	1,582	92,471	—

Note 6—investment adviser and other transactions with affiliates

Under the terms of its Investment Management Agreement, Advisors is entitled to a fee that is made up of two components, which are added together to create the total investment management fee. The first component, the asset allocation fee rate, is an annual rate of 0.10% of the average daily net assets of each Fund. The second component, the Underlying Funds fee rate is calculated as follows: for each Underlying Fund of the Trust in which a Fund is invested, the effective Underlying Fund’s annual investment management fee rate, as determined pursuant to its investment management agreement, net of any fee waivers or reimbursements applicable to the Underlying Fund (excluding the Class W shares investment management fee waiver and/or reimbursement), in proportion to the percentage of the Fund’s net assets invested in the Underlying Fund, applied to the Fund’s average daily net assets. Advisors has contractually agreed to waive a portion of the asset allocation fee rate (and, for the Lifecycle Index Retirement Income and Lifecycle Index 2010 Funds, a portion of the Underlying Funds fee rate prior to October 1, 2021) equal to, on an annual basis, the following percentages of the average daily net assets of each Fund. As of May 31, 2022, Advisors received from the Funds the following effective annual rate as a percentage of average daily net assets of each Fund:

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	97

Notes to financial statements

		Investment management fee waiver
Fund	Investment management fee — effective rate	Effective 10/1/21	*	Prior to 10/1/21
Lifecycle Index Retirement Income	0.09%	0.085%		0.104%
Lifecycle Index 2010	0.09	0.085		0.104
Lifecycle Index 2015	0.09	0.081		0.098
Lifecycle Index 2020	0.09	0.077		0.092
Lifecycle Index 2025	0.09	0.072		0.085
Lifecycle Index 2030	0.09	0.066		0.078
Lifecycle Index 2035	0.09	0.061		0.071
Lifecycle Index 2040	0.09	0.059		0.067
Lifecycle Index 2045	0.09	0.058		0.062
Lifecycle Index 2050	0.09	0.057		0.062
Lifecycle Index 2055	0.09	0.057		0.061
Lifecycle Index 2060	0.09	0.057		0.061
Lifecycle Index 2065	0.09	0.056		0.060

*	These waivers will remain in effect through September 30, 2022, unless changed with approval of the Board of Trustees.

The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its cost in providing certain administrative and compliance services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund pays Advisors a monthly fee based on the annual rate of 0.25% of the Fund’s average daily net assets attributable to Retirement Class shares of the Fund for providing certain administrative services related to the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially, all of the Retirement Class shareholder servicing fees reported on the Statements of operations are paid to Advisors under the Service Agreement.

Under the terms of a distribution Rule 12b-1 plan, the Retirement Class and Premier Class of the Funds compensated Nuveen Securities for providing distribution, promotional and/or shareholder services to the Retirement Class and Premier Class at the annual rate of 0.05% and 0.15% of the average daily net assets attributable to the Retirement Class shares and Premier Class shares, respectively. However, Nuveen Securities has agreed not to seek any reimbursements under the distribution Rule 12b-1 plan from the Retirement Class and the plan is suspended through September 30, 2022. This agreement may be terminated before this date with the approval of the Board.

98	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

continued

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses, extraordinary expenses and the management fees and certain other expenses originally attributable to Class W shares of the affiliated TIAA-CREF Funds) exceeds the following percentages of average daily net assets for each class:

	Maximum expense amounts
	Institutional Class			Advisor Class			Premier Class			Retirement Class
Fund	Effective 10/1/21	†	Prior to 10/1/21	Effective 10/1/21	†	Prior to 10/1/21	Effective 10/1/21	†	Prior to 10/1/21	Effective 10/1/21	†	Prior to 10/1/21
Lifecycle Index Retirement Income	0.015%		0.000%	0.165%		0.150%	0.165%		0.150%	0.265%		0.250%
Lifecycle Index 2010	0.015		0.000	0.165		0.150	0.165		0.150	0.265		0.250
Lifecycle Index 2015	0.019		0.002	0.169		0.152	0.169		0.152	0.269		0.252
Lifecycle Index 2020	0.023		0.008	0.173		0.158	0.173		0.158	0.273		0.258
Lifecycle Index 2025	0.028		0.015	0.178		0.165	0.178		0.165	0.278		0.265
Lifecycle Index 2030	0.034		0.022	0.184		0.172	0.184		0.172	0.284		0.272
Lifecycle Index 2035	0.039		0.029	0.189		0.179	0.189		0.179	0.289		0.279
Lifecycle Index 2040	0.041		0.033	0.191		0.183	0.191		0.183	0.291		0.283
Lifecycle Index 2045	0.042		0.038	0.192		0.188	0.192		0.188	0.292		0.288
Lifecycle Index 2050	0.043		0.038	0.193		0.188	0.193		0.188	0.293		0.288
Lifecycle Index 2055	0.043		0.039	0.193		0.189	0.193		0.189	0.293		0.289
Lifecycle Index 2060	0.043		0.039	0.193		0.189	0.193		0.189	0.293		0.289
Lifecycle Index 2065	0.044		0.040	0.194		0.190	0.194		0.190	0.294		0.290

†	The expense reimbursement arrangements will continue through at least September 30, 2022, unless changed with approval of the Board.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedure adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended May 31, 2022, the Funds did not engage in security transactions with affiliated entities.

The following is the percentage of the Funds’ shares owned by TIAA as of May 31, 2022:

Fund	TIAA
Lifecycle Index Retirement Income	—%
Lifecycle Index 2010	—
Lifecycle Index 2015	—
Lifecycle Index 2020	—
Lifecycle Index 2025	—
Lifecycle Index 2030	—
Lifecycle Index 2035	—
Lifecycle Index 2040	—
Lifecycle Index 2045	—
Lifecycle Index 2050	—
Lifecycle Index 2055	—
Lifecycle Index 2060	—
Lifecycle Index 2065	12

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	99

Notes to financial statements

Investments in other investment companies advised by Advisors and Nuveen Fund Advisors, LLC are deemed to be affiliated investments. The Funds invest their assets in the Class W shares of the affiliated TIAA-CREF Funds. Information regarding transactions with affiliated companies is as follows (dollar amounts are in thousands):

Issue	Value at 5/31/21	Purchases cost	Sales proceeds	Realized gain (loss )	Change in unrealized appreciation (depreciation )	Dividend income	Value at 5/31/22
Lifecycle Index Retirement Income Fund
TIAA-CREF Funds:
Bond Index	$249,105	$65,645	$45,559	$(2,517)	$(24,236)	$5,187	$241,997
Emerging Markets Equity Index	24,983	15,374	6,930	(340)	(6,016)	691	27,071
Equity Index	174,676	45,910	56,357	10,855	(16,875)	2,134	156,712
Inflation-Linked Bond	62,514	18,353	16,261	389	(3,871)	3,874	60,435
International Equity Index	50,885	28,227	12,453	(234)	(7,881)	1,913	58,544
Short-Term Bond Index	62,267	16,874	15,842	(142)	(2,235)	420	60,662
	$624,430	$190,383	$153,402	$8,011	$(61,114)	$14,219	$605,421
Lifecycle Index 2010 Fund
TIAA-CREF Funds:
Bond Index	$274,591	$47,332	$46,312	$(2,690)	$(25,760)	$5,577	$246,686
Emerging Markets Equity Index	26,800	12,819	6,720	(304)	(6,294)	717	26,301
Equity Index	188,090	33,441	62,079	16,106	(21,832)	2,219	152,170
Inflation-Linked Bond	68,762	13,674	16,436	489	(4,149)	4,192	61,597
International Equity Index	54,203	22,433	11,334	(375)	(8,075)	1,994	56,852
Short-Term Bond Index	74,639	17,584	15,419	(118)	(2,831)	513	73,535
	$687,085	$147,283	$158,300	$13,108	$(68,941)	$15,212	$617,141
Lifecycle Index 2015 Fund
TIAA-CREF Funds:
Bond Index	$463,648	$83,704	$62,743	$(3,624)	$(46,125)	$9,666	$434,037
Emerging Markets Equity Index	52,278	24,730	10,745	(800)	(12,464)	1,431	52,999
Equity Index	366,189	57,834	101,106	26,137	(38,322)	4,423	307,629
Inflation-Linked Bond	99,252	23,152	19,347	656	(6,241)	6,277	96,349
International Equity Index	106,825	44,464	19,339	(513)	(16,409)	3,965	115,028
Short-Term Bond Index	98,833	20,982	18,796	(115)	(3,785)	681	96,695
	$1,187,025	$254,866	$232,076	$21,741	$(123,346)	$26,443	$1,102,737
Lifecycle Index 2020 Fund
TIAA-CREF Funds:
Bond Index	$1,280,267	$213,214	$169,103	$(10,571)	$(125,124)	$26,438	$1,186,433
Emerging Markets Equity Index	164,918	67,519	24,570	(1,737)	(39,611)	4,492	166,519
Equity Index	1,155,050	162,732	306,428	79,364	(117,291)	13,822	963,730
Inflation-Linked Bond	213,883	47,708	38,110	1,380	(13,484)	13,496	208,960
International Equity Index	336,866	128,085	52,164	(1,162)	(51,742)	12,374	359,883
Short-Term Bond Index	213,039	42,511	36,560	(257)	(8,118)	1,465	209,702
	$3,364,023	$661,769	$626,935	$67,017	$(355,370)	$72,087	$3,095,227

100	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

continued

Issue	Value at 5/31/21	Purchases cost	Sales proceeds	Realized gain (loss )	Change in unrealized appreciation (depreciation )	Dividend income	Value at 5/31/22
Lifecycle Index 2025 Fund
TIAA-CREF Funds:
Bond Index	$1,806,498	$395,241	$168,572	$(10,786)	$(193,619)	$38,928	$1,825,443
Emerging Markets Equity Index	294,635	134,169	36,375	(3,103)	(73,093)	8,271	316,233
Equity Index	2,065,076	295,290	433,428	97,696	(176,003)	25,471	1,830,762
Inflation-Linked Bond	227,460	66,397	32,940	1,483	(15,167)	14,909	244,536
International Equity Index	602,409	243,622	63,630	(2,050)	(96,474)	22,850	683,877
Short-Term Bond Index	226,603	59,633	30,362	(49)	(9,377)	1,636	245,429
	$5,222,681	$1,194,352	$765,307	$83,191	$(563,733)	$112,065	$5,146,280
Lifecycle Index 2030 Fund
TIAA-CREF Funds:
Bond Index	$1,821,385	$488,890	$172,646	$(11,556)	$(201,903)	$40,233	$1,920,740
Emerging Markets Equity Index	383,708	191,933	44,080	(5,441)	(96,710)	10,999	429,410
Equity Index	2,687,460	424,529	490,299	93,766	(204,851)	33,977	2,486,768
Inflation-Linked Bond	140,109	55,083	16,234	988	(10,105)	9,661	168,073
International Equity Index	783,908	337,961	60,470	(3,106)	(129,320)	30,533	928,973
Short-Term Bond Index	139,483	51,964	15,865	71	(6,298)	1,072	168,687
	$5,956,053	$1,550,360	$799,594	$74,722	$(649,187)	$126,475	$6,102,651
Lifecycle Index 2035 Fund
TIAA-CREF Funds:
Bond Index	$1,495,980	$456,508	$148,620	$(9,714)	$(168,755)	$33,470	$1,622,551
Emerging Markets Equity Index	407,103	214,517	43,048	(4,912)	(105,071)	11,835	468,589
Equity Index	2,851,937	479,137	469,843	80,743	(205,308)	36,410	2,711,123
Inflation-Linked Bond	19,819	28,074	783	323	(2,383)	1,898	44,679
International Equity Index	831,820	380,510	56,673	(3,829)	(139,230)	32,623	1,012,598
Short-Term Bond Index	19,739	27,510	903	96	(1,462)	224	44,840
	$5,626,398	$1,586,256	$719,870	$62,707	$(622,209)	$116,460	$5,904,380
Lifecycle Index 2040 Fund
TIAA-CREF Funds:
Bond Index	$1,120,711	$415,569	$116,078	$(8,530)	$(130,954)	$25,780	$1,278,523
Emerging Markets Equity Index	467,040	244,007	47,262	(5,697)	(120,668)	13,594	537,420
Equity Index	3,264,503	523,942	502,591	86,118	(232,671)	41,741	3,110,018
International Equity Index	952,848	440,075	65,982	(5,272)	(159,848)	37,366	1,161,821
	$5,805,102	$1,623,593	$731,913	$66,619	$(644,141)	$118,481	$6,087,782
Lifecycle Index 2045 Fund
TIAA-CREF Funds:
Bond Index	$490,739	$224,579	$46,476	$(3,266)	$(61,502)	$11,746	$603,073
Emerging Markets Equity Index	381,615	210,524	36,941	(4,907)	(100,249)	11,246	450,042
Equity Index	2,673,539	465,164	379,714	51,769	(178,486)	34,621	2,607,984
International Equity Index	779,982	381,254	48,622	(4,133)	(133,818)	31,025	974,663
	$4,325,875	$1,281,521	$511,753	$39,463	$(474,055)	$88,638	$4,635,762

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	101

Notes to financial statements

Issue	Value at 5/31/21	Purchases cost	Sales proceeds	Realized gain (loss )	Change in unrealized appreciation (depreciation )	Dividend income	Value at 5/31/22
Lifecycle Index 2050 Fund
TIAA-CREF Funds:
Bond Index	$315,210	$117,441	$40,163	$(3,090)	$(35,803)	$7,200	$352,982
Emerging Markets Equity Index	320,165	188,715	30,259	(4,456)	(85,582)	9,665	388,583
Equity Index	2,243,432	447,080	306,860	31,374	(143,848)	29,557	2,250,442
International Equity Index	654,334	341,208	35,963	(3,475)	(115,092)	26,443	841,012
	$3,533,141	$1,094,444	$413,245	$20,353	$(380,325)	$72,865	$3,833,019
Lifecycle Index 2055 Fund
TIAA-CREF Funds:
Bond Index	$136,177	$58,461	$16,782	$(1,184)	$(16,128)	$3,181	$160,273
Emerging Markets Equity Index	162,916	108,825	17,605	(2,454)	(44,381)	5,012	207,301
Equity Index	1,141,501	283,609	155,048	11,787	(72,486)	15,359	1,198,588
International Equity Index	332,815	195,071	18,778	(1,582)	(60,284)	13,753	447,242
	$1,773,409	$645,966	$208,213	$6,567	$(193,279)	$37,305	$2,013,404
Lifecycle Index 2060 Fund
TIAA-CREF Funds:
Bond Index	$45,021	$29,194	$5,975	$(473)	$(5,997)	$1,144	$61,674
Emerging Markets Equity Index	65,451	57,598	6,665	(1,128)	(19,360)	2,153	95,896
Equity Index	456,354	194,121	60,334	3,424	(34,431)	6,601	554,503
International Equity Index	133,068	109,504	8,353	(903)	(26,528)	5,913	206,788
	$699,894	$390,417	$81,327	$920	$(86,316)	$15,811	$918,861
Lifecycle Index 2065 Fund
TIAA-CREF Funds:
Bond Index	$470	$2,652	$297	$(20)	$(192)	$30	$2,611
Emerging Markets Equity Index	859	5,488	577	(89)	(622)	67	5,059
Equity Index	5,981	29,365	3,764	4	(2,214)	208	29,226
International Equity Index	1,741	11,109	923	(72)	(975)	187	10,880
	$9,051	$48,614	$5,561	$(177)	$(4,003)	$492	$47,776

102	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

concluded

Note 7—inter-fund lending program

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the year ended May 31, 2022, there were no inter-fund borrowing or lending transactions.

Note 8—line of credit

The Funds participate in a $1 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 14, 2022 expiring on June 13, 2023, replacing the previous facility, which expired June 2022. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended May 31, 2022, there were no borrowings under this credit facility by the Funds.

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	103

Report of independent registered public accounting firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Lifecycle Index Retirement Income Fund, TIAA-CREF Lifecycle Index 2010 Fund, TIAA-CREF Lifecycle Index 2015 Fund, TIAA-CREF Lifecycle Index 2020 Fund, TIAA-CREF Lifecycle Index 2025 Fund, TIAA-CREF Lifecycle Index 2030 Fund, TIAA-CREF Lifecycle Index 2035 Fund, TIAA-CREF Lifecycle Index 2040 Fund, TIAA-CREF Lifecycle Index 2045 Fund, TIAA-CREF Lifecycle Index 2050 Fund, TIAA-CREF Lifecycle Index 2055 Fund, TIAA-CREF Lifecycle Index 2060 Fund, and TIAA-CREF Lifecycle Index 2065 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of TIAA-CREF Lifecycle Index Retirement Income Fund, TIAA-CREF Lifecycle Index 2010 Fund, TIAA-CREF Lifecycle Index 2015 Fund, TIAA-CREF Lifecycle Index 2020 Fund, TIAA-CREF Lifecycle Index 2025 Fund, TIAA-CREF Lifecycle Index 2030 Fund, TIAA-CREF Lifecycle Index 2035 Fund, TIAA-CREF Lifecycle Index 2040 Fund, TIAA-CREF Lifecycle Index 2045 Fund, TIAA-CREF Lifecycle Index 2050 Fund, TIAA-CREF Lifecycle Index 2055 Fund, TIAA-CREF Lifecycle Index 2060 Fund, and TIAA-CREF Lifecycle Index 2065 Fund (thirteen of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) as of May 31, 2022, the related statements of operations for the year ended May 31, 2022, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

TIAA-CREF Lifecycle Index Retirement Income Fund(1)	TIAA-CREF Lifecycle Index 2040 Fund(1)
TIAA-CREF Lifecycle Index 2010 Fund(1)	TIAA-CREF Lifecycle Index 2045 Fund(1)
TIAA-CREF Lifecycle Index 2015 Fund(1)	TIAA-CREF Lifecycle Index 2050 Fund(1)
TIAA-CREF Lifecycle Index 2020 Fund(1)	TIAA-CREF Lifecycle Index 2055 Fund(1)
TIAA-CREF Lifecycle Index 2025 Fund(1)	TIAA-CREF Lifecycle Index 2060 Fund(1)
TIAA-CREF Lifecycle Index 2030 Fund(1)	TIAA-CREF Lifecycle Index 2065 Fund(2)
TIAA-CREF Lifecycle Index 2035 Fund(1)
(1)	Statement of changes in net assets for the years ended May 31, 2022 and 2021
(2)	Statement of changes in net assets for year ended May 31, 2022 and the period September 30, 2020 (commencement of operations) through May 31, 2021

104	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

concluded

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore Maryland
July 15, 2022

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	105

Important tax information (unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-term capital gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net long-term capital gains
Lifecycle Index Retirement Income	$11,512,904
Lifecycle Index 2010	15,258,938
Lifecycle Index 2015	34,692,773
Lifecycle Index 2020	97,500,380
Lifecycle Index 2025	93,030,371
Lifecycle Index 2030	51,502,146
Lifecycle Index 2035	21,845,355
Lifecycle Index 2040	14,633,031
Lifecycle Index 2045	5,466,672
Lifecycle Index 2050	2,132,615
Lifecycle Index 2055	851,451
Lifecycle Index 2060	275,109
Lifecycle Index 2065	1,582

Dividends received deduction (DRD)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage
Lifecycle Index Retirement Income	13.4%
Lifecycle Index 2010	11.5
Lifecycle Index 2015	14.8
Lifecycle Index 2020	16.3
Lifecycle Index 2025	19.0
Lifecycle Index 2030	20.0
Lifecycle Index 2035	21.4
Lifecycle Index 2040	22.3
Lifecycle Index 2045	27.4
Lifecycle Index 2050	30.2
Lifecycle Index 2055	34.4
Lifecycle Index 2060	36.4
Lifecycle Index 2065	35.5

106	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

concluded

Qualified dividend income (QDI)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage
Lifecycle Index Retirement Income	25.6%
Lifecycle Index 2010	22.0
Lifecycle Index 2015	28.3
Lifecycle Index 2020	31.2
Lifecycle Index 2025	36.2
Lifecycle Index 2030	38.2
Lifecycle Index 2035	40.7
Lifecycle Index 2040	42.4
Lifecycle Index 2045	52.2
Lifecycle Index 2050	57.7
Lifecycle Index 2055	65.7
Lifecycle Index 2060	69.5
Lifecycle Index 2065	67.9

Foreign source income and foreign tax credit pass through

Each Fund listed below has made an election under Section 853 of the Internal Revenue Code to pass through foreign taxes paid:

Fund	Foreign source income	Foreign source income per share	Qualifying foreign taxes paid	Qualifying foreign taxes paid per share
Lifecycle Index Retirement Income	$1,974,375	$0.05051	$163,611	$0.00419
Lifecycle Index 2010	2,068,954	0.05429	170,171	0.00447
Lifecycle Index 2015	4,115,367	0.06354	338,881	0.00523
Lifecycle Index 2020	12,857,065	0.07626	1,060,070	0.00629
Lifecycle Index 2025	23,700,846	0.09229	1,955,419	0.00761
Lifecycle Index 2030	31,560,231	0.11219	2,608,214	0.00927
Lifecycle Index 2035	33,744,907	0.13279	2,794,018	0.01100
Lifecycle Index 2040	38,564,890	0.15520	3,203,676	0.01289
Lifecycle Index 2045	31,953,397	0.17460	2,656,353	0.01451
Lifecycle Index 2050	27,280,106	0.18236	2,271,109	0.01518
Lifecycle Index 2055	14,180,578	0.14544	1,179,913	0.01210
Lifecycle Index 2060	6,078,473	0.10557	507,085	0.00881
Lifecycle Index 2065	189,293	0.04511	15,975	0.00381

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	107

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  May 31, 2022

Trustees

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and other relevant experience and qualifications	Number of Portfolios in Fund complex Overseen by Trustee	Other Directorship(s) held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	88	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation.
Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans, Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002).	88	Board member, Lumina Foundation and Waterside School; Emeritus Board Member, Year-Up Puget Sound; Investment Advisory Committee Member, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management, Northwestern University (2002–2011 and since 2013), Senior Associate Dean for Strategy and Academics (since 2020) and Chair of the Finance Department (2005–2007). Vice President, American Economic Association (2020–2021). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011–2013).	88	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC;

108	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and of certain funds advised by American Beacon Advisors, Inc.	88	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC. Chief Operating Officer, DDJ Capital Management (2003–2006).	88	Trustee, Dexter Southfield School; Member, Governing Council of the Independent Directors Council.
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	88	Director, Build Commonwealth (non-profit organization).
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011; Chairman for term ending June 30, 2023. Chairman since September 13, 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	88	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee Member, Sansum Clinic; Director, ParentSquare; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	109

Trustees and officers (unaudited)	continued

TIAA-CREF Funds  ■  May 31, 2022

Trustees – concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and other relevant experience and qualifications	Number of Portfolios in Fund complex Overseen by Trustee	Other Directorship(s) held by Trustee
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer (since 2008) and Program Director (1990–2008), National Bureau of Economic Research. Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT.	88	Director, National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	88	Director, TheraTrue Inc.

110	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

Officers

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”).
Derek B. Dorn TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1976	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2020.	Senior Managing Director and Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Formerly, Managing Director, Special Assistant to the CEO, and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.
John L. Douglas TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Executive Vice President, Chief Legal, Risk and Compliance Officer	One-year term. Executive Vice President since 2021 and Chief Legal, Risk and Compliance Officer since 2022.	Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA, Executive Vice President, Chief Legal, Risk and Compliance Officer of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Senior Advisor to the CEO, and Senior Executive Vice President, Chief Advocacy & Oversight Officer, TIAA. Prior to joining TIAA, Mr. Douglas was a Partner at Davis Polk & Wardwell LLP.
W. Dave Dowrich TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Executive Vice President	One-year term. Executive Vice President since 2022.	Senior Executive Vice President and Chief Financial Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Dowrich served as Chief Financial Officer, International Businesses at Prudential Financial, Inc.

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	111

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds  ■  May 31, 2022

Officers – concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Executive Vice President, Chief Administrative Officer of the Chief Operating Office, TIAA. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President, Chief Operating Officer, Nuveen, President and Chief Executive Officer of CREF and TIAA Separate Account VA-1; Senior Managing Director, Co-Head Nuveen Equities & Fixed Income and President of TIAA Investments.
Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief Investment Officer, Nuveen; Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments; and Senior Managing Director, President, Global Investments, TIAA.
Colbert Narcisse TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1965	Executive Vice President	One-year term. Executive Vice President since 2022.	Senior Executive Vice President, Chief Product and Business Development Officer of TIAA. President and Chief Executive Officer of CREF and TIAA Separate Account VA-1. Executive Vice President of TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President and Head of Advisory and Corporate Solutions, TIAA. Prior to joining TIAA, Mr. Narcisse served as Managing Director and Head of International Wealth Management and Head of Traditional and Alternative Investment Products at Morgan Stanley.

112	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

David G. Nason TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Executive Vice President	One-year term. Executive Vice President since 2020.	Senior Executive Vice President, Chief Operating Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President, Chief Risk and Compliance Officer, TIAA. Prior to joining TIAA, Mr. Nason served as President and CEO of GE Energy Financial Services.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Fund Complex; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.
Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief People Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, TIAA.org, or by calling 800 223-1200.

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	113

Approval of investment management agreement (unaudited)

Board renewal of the investment management agreement for the TIAA-CREF Lifecycle Index Funds

The Board of Trustees (the “Board” or the “Trustees”) of the TIAA-CREF Funds (the “Trust”) determines whether to initially approve and periodically renew the investment management agreement (the “Agreement”) between Teachers Advisors, LLC (“Advisors”) and the Trust on behalf of each series of the Trust. Under the Agreement, Advisors is responsible for providing investment advisory services to each series of the Trust and overseeing the everyday operations and other service providers of the Trust. Below is a summary of the process the Board undertook related to its most recent renewal of the Agreement with respect to each series of the TIAA-CREF Lifecycle Index Funds (the “Funds”).

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that, after an initial period of up to two years, the Agreement for each Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are independent Trustees because they are not “interested persons” of the Trust, as that term is defined in the 1940 Act, annually renews the Agreement. None of the Trustees is an interested person of the Trust under the 1940 Act. Rather, they are all deemed to be independent Trustees.

Under normal circumstances, Section 15(c) requires any initial approval or annual renewal of an investment management agreement to be made at an in-person meeting of the Board. However, due to the COVID-19 pandemic, the Securities and Exchange Commission (“SEC”) issued and extended a temporary, conditional exemptive order (the “SEC Order”), permitting mutual fund boards to vote to approve matters subject to the Section 15(c) in-person approval requirement at a meeting that is not held in person if the board determines that reliance on the SEC Order is necessary or appropriate due to prevailing circumstances related to the current or potential effects of COVID-19 and the board ratifies any action taken pursuant to the SEC Order at its next in-person meeting.

Overview of the renewal process

The Board held a virtual meeting via videoconference on March 11, 2022, in order to consider the annual renewal of the Agreement with respect to each applicable Fund using the process established by the Board described further below. At the outset of the meeting, the Board considered reliance upon the SEC Order and determined that such reliance was necessary due to, among other considerations, COVID-19 pandemic-related public health protocols imposed for health and safety reasons. The Board noted that it would ratify actions taken at this meeting pursuant to the SEC Order at its next in-person meeting.

114	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

As part of the Board’s established process, the Board delegated certain tasks to its Operations Committee. Among these tasks, the Operations Committee or certain of its designated members worked with Advisors, other Board members and legal counsel to the Trustees to develop guidance and specific requests relating to the types of information to be provided to the Board in connection with the proposed contract renewals.

Among other matters, the Operations Committee or certain of its designated members, following consultations with representatives of Advisors, other Board members, legal counsel to the Trustees and legal counsel to Advisors and the Trust, confirmed or established certain guidance regarding the preparation of reports to be provided to the Board with respect to each Fund by the Board Reporting and Compliance unit of Broadridge Financial Solutions, Inc. (“Broadridge”), using data from Lipper, Inc., an independent provider of investment company data. The Operations Committee considered that Broadridge is widely recognized as a leading provider of comparative analyses used by independent directors and trustees of investment companies during their advisory contract review processes.

Based on guidance provided by the Operations Committee or certain of its designated members on behalf of the Board, Broadridge produced, among other information, comparative performance and expense data for each Fund, including data relating to each Fund’s management fee rate, total expense ratio, short-term and long-term investment performance, brokerage commission costs and portfolio turnover rate (as applicable). Broadridge compared this data, as relevant, for each Fund against a universe of investment companies (except for brokerage commission costs) and against a more selective peer group of mutual funds with similar investment objectives and strategies, each of which was selected by Broadridge, and also compared the performance of each Fund against one or more appropriate broad-based indices. In each case, Broadridge summarized, and the Board considered, the methodologies Broadridge employed to provide the data contained in its reports. In addition, Broadridge represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that the purpose of its reports is to provide an objective view of each Fund’s relative position regarding the level of fees, expenses and performance against a competitive peer group and universe (as applicable) selected by Broadridge (and not Advisors or the Board). The Board considered the propriety of each Fund’s applicable peer group as selected by Broadridge and use of the Institutional Class shares as the base share class for comparison purposes.

Among other matters, the Board also considered information from Advisors to facilitate the Trustees’ evaluation of the reasonableness of any profits earned by Advisors with respect to its services to each Fund pursuant to the Agreement.

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Legal counsel for the Trustees also requested on behalf of the Board, and Advisors provided, information that was designed to assist the Board in its consideration of whether to renew the Agreement for each Fund. In addition to the data provided by Broadridge as described above, this information included, but was not limited to, the following: (1) further information relating to each Fund’s investment performance and a narrative analysis of the performance of each Fund that had underperformed certain Board-specified criteria, together with an explanation of any events that had a material impact on the Fund’s performance during that period; (2) a description of any fee waiver or expense reimbursement arrangements that were proposed or were in place during the prior year and the extent to which such arrangements would be continued or modified in the coming year; (3) a comparison of each Fund’s management fee rate and performance to other accounts with comparable strategies managed by Advisors or certain of its affiliates; (4) any “fall-out” benefits that accrued or were identified as reasonably likely to accrue to Advisors or its affiliates due to their relationship with the Funds in addition to the Funds’ direct fee payments to Advisors pursuant to the Agreement; (5) information regarding Advisors’ financial resources, senior professional personnel, overall staffing levels, portfolio manager compensation arrangements, capacity to manage the Funds at current and foreseeable asset levels, insurance coverage, portfolio trading, soft dollar usage and best execution practices, and any actual and potential conflicts of interest identified by Advisors in connection with rendering services to the Funds; (6) information as to any profits earned by Advisors in connection with its services pursuant to the Agreement; (7) a copy of the Agreement and certain related agreements between the Funds and affiliates of Advisors; (8) a copy of Advisors’ Form ADV as filed with the SEC (which was presented only to legal counsel for the Trustees); and (9) draft narrative explanations to be included in the shareholder reports of reasons why the Board should renew the Agreement. The Trustees were also provided with performance ratings of Morningstar, Inc. (“Morningstar”), which is a widely recognized mutual fund ranking service. In addition, the Board received information from management on the continued impact of the COVID-19 pandemic and certain geopolitical events on the Teachers Insurance and Annuity Association of America (“TIAA”) enterprise’s operations generally and on the Funds’ operations and performance.

On March 3, 2022, the Board held a virtual meeting via videoconference with legal counsel to the Trustees to discuss Advisors’ materials, which led to the Trustees providing additional questions to, and requesting additional information from, Advisors. Subsequently, at the March 11, 2022 meeting, the Trustees were given the opportunity to, and did, ask additional questions and they discussed responses from Advisors to the Board’s follow-up questions and requests presented by the Board after its initial review of the information described above.

In considering whether to renew the Agreement with respect to each Fund, the Board considered various factors, including: (1) the nature, extent and quality of services provided or to be provided by Advisors to the Fund; (2) the Fund’s investment

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continued

performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by Advisors and its affiliates from their relationship with the Fund; (4) fees charged to comparable mutual funds by other advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) how such economies of scale are shared with the Fund for the benefit of its investors, such as, if applicable, through management fee breakpoints; (7) comparisons, if applicable, of the services provided by Advisors to, and the fee rates and performance of, the Fund to other clients to whom Advisors provides comparable services; and (8) any other benefits identified by Advisors derived or anticipated to be derived by Advisors or its affiliates from their relationship with the Fund. As a general matter, the Board considered these factors, and any other factors deemed relevant by the Trustees, in their totality, and no single factor was identified as being the determining factor in deciding whether to renew the Agreement.

In addition to the March 11, 2022 meeting that included Advisors’ personnel, the Trustees met in executive sessions, at which no representatives of Advisors were present, to discuss the proposed renewal of the Agreement for each Fund. The Board also received and considered information from its legal counsel as to certain relevant guidance that relates to the renewal process under Section 15(c) of the 1940 Act and certain other legal authorities.

While the contract renewal process included a series of discussions and meetings leading up to the March 11, 2022 meeting, the oversight and evaluation of Advisors’ services to the Funds by the Board and its Committees is an ongoing process. The Board, as well as its Committees, considered reports on various investment and operational topics that had been identified by the Board or its Committees for review in the year since the last annual renewal process. Further, at their regularly scheduled meetings, the Board and its Investment Committee and its other Committees receive and consider, among other matters, information regarding the performance of the Funds. Thus, in reaching its decisions regarding the renewal of the Agreement for each Fund, the Board took into account the information described herein and other information provided to the Board and its Committees throughout the year.

The Board received and considered both Trust-level and Fund-specific information, but made its renewal determinations on a Fund-by-Fund basis. In deciding whether to renew the Agreement for each Fund, each Trustee may have accorded different weight to different factors and, thus, may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Fund. At its meeting on March 11, 2022, Board members voted unanimously to renew the Agreement for each Fund. Set forth below is a summary of the primary factors the Board considered with respect to each Fund.

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The nature, extent and quality of services

The Board considered the level and depth of knowledge of Advisors, including the professional experience and qualifications of its personnel. The Board also considered that Advisors is an experienced investment adviser that has managed the Funds since their operations commenced. Investment professionals at Advisors also manage various other funds and accounts of the Trust, College Retirement Equities Fund, the TIAA-CREF Life Funds and TIAA Separate Account VA-1, as well as advise and sub-advise other investment companies and vehicles. Under the Agreement, Advisors is responsible for, among other duties: managing the assets of the Funds (which are funds of funds that may invest their assets in the securities of affiliated and unaffiliated investment companies or other investment pools, referred to as “Underlying Funds”), including conducting research, identifying investments and placing orders to buy and sell shares of Underlying Funds for the Funds’ investment portfolios; active daily monitoring of the Funds’ investment portfolios; reporting on the investment performance and other metrics of the Funds to the Board on a regular basis; responding to Fund flows; compliance monitoring; coordinating the activities of each Fund’s service providers; and overseeing the provision of various administrative services to the Funds. The Board considered that Advisors has carried out these responsibilities in a competent and professional manner. The Board also considered that Advisors has committed significant resources to supporting the series of the Trust, including the Funds. It also considered Advisors’ compliance program and resources and its compliance record with respect to the Funds.

The Board also considered, among other factors, the performance of each Fund, as discussed below. In addition, the Board considered the nature and quality of non-portfolio management services provided by Advisors and its affiliates. In this regard, the Board considered its ongoing review of the performance of certain affiliated and unaffiliated service providers, including the quality of services provided by those firms and Advisors’ oversight of those service providers and the outsourcing of certain services to other firms.

During its review, the Board noted its ongoing review of the level of personnel and other resources available to Advisors to provide portfolio management and other services to the Funds, including the impact of recent and anticipated regulatory requirements and operational changes on such resources, so as to assess the adequacy of the resources devoted to these services. Based on all factors considered, the Board concluded that the nature, extent, and quality of services provided by Advisors to each Fund under the Agreement was reasonable.

Investment performance

The Board considered the investment performance of each Fund, over the periods indicated in the Fund-by-Fund synopsis below. The Board considered each Fund’s performance as compared to its peer group and peer universe (as applicable) and its benchmark index. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below. The Board concluded that, under the totality of circumstances considered, the investment performance of each Fund was reasonable.

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Cost and profitability

The Board considered financial and profitability data relating to Advisors’ services to the Funds for the calendar year 2021. The Board considered Advisors’ profit calculations with respect to its services to each Fund both before and after taking into account the costs incurred directly or indirectly by Advisors in connection with the distribution of shares of the Fund. The Board considered that this data included the effect of the Fund’s unique fee structure where the Funds invest in fee-waived Class W shares of the TIAA-CREF Underlying Funds and the Funds pay the equivalent of these Underlying Funds’ management fees and other expenses directly as part of the Funds’ management fee rates under the Agreement, along with the Funds’ existing annual management fee rate of 0.10% of average daily net assets. The Board considered that the Broadridge fee comparisons would be affected because most of the Funds’ peers do not have a similar fee structure.

The Board acknowledged the reasonableness of having management fee rates which permit Advisors to maintain and improve the quality of services provided to the Funds and recognized the entrepreneurial and other risks assumed by Advisors in managing the Funds. The Board also considered that Advisors had agreed to waive a portion of each Fund’s fees through at least September 30, 2022. The Board also acknowledged certain reimbursements of expenses above specified amounts undertaken by Advisors with respect to many of the Underlying Funds which, in turn, reduce the management fees charged to the Funds. The Board also recognized Advisors’ commitment to reimburse Fund expenses to the extent that total annual operating expenses exceeded certain specified amounts. The Board considered that Advisors had calculated that it incurred losses with respect to each Fund under the Agreement for the one-year period ended December 31, 2021.

Fees charged by other advisers

The Board considered comparative information regarding each Fund’s contractual and effective management fee rates and the contractual and effective management fee rates paid by similar mutual funds to other advisers, as analyzed by Broadridge and reflected in the Fund-by-Fund synopsis below. The Board acknowledged Advisors’ assertion that, while the Funds’ expense structure makes the Funds’ contractual and effective management fee rates appear higher as compared to its peers (most of whom have a traditional funds of funds fee structure), the Funds’ total expenses were favorable as compared to most of their peers. In this regard, the Board also considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of such similar mutual funds are set and potentially material differences between a Fund and its comparable mutual funds. The Board considered Broadridge’s treatment of all fund fee waivers, regardless of their type, as management fee waivers, which could materially impact how the Funds’ actual management fee rates compare to those of similar mutual funds. Additionally, the Board considered the potential limitations of such comparisons due to, among other factors, the fact that, in

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Approval of investment management agreement (unaudited)

many instances, Broadridge based its comparisons on financial data relating to fiscal periods that differed from the period for which the Fund’s data were derived. Based on all factors considered, the Board concluded that the management fee rates under the Agreement with respect to each Fund were reasonable in relation to those charged by appropriate groups of comparable mutual funds.

Economies of scale

The Board considered whether Advisors has experienced or is anticipated to experience economies of scale in connection with the operation of each Fund, and whether any such economies are shared with the Funds. The Board also considered that because Advisors operated each Fund at a loss, and has waived a portion of its management fees for each of the Funds, there had been little opportunity to pass on economies of scale to Fund shareholders. Based on all factors considered, the Board concluded that the Funds’ management fee rate schedules were reasonable in light of current economies of scale considerations and current asset levels.

Fee and performance comparisons with other Advisors clients

The Board considered that Advisors provides similar investment management services to other investment companies. The Board noted that Advisors provides funds of funds management services to the TIAA-CREF Lifestyle Funds and the TIAA-CREF Life Balanced Fund, with annual management fee rates of 0.10% of average daily net assets, and the TIAA-CREF Managed Allocation Fund, for which Advisors receives no management fee. The Board also considered that Advisors also manages the TIAA-CREF Lifecycle Funds, which have the same fee structure as the Funds. The Board also discussed the performance of these other funds of funds while discussing the performance of the Funds. Based on all factors considered, the Board concluded that the management fee rates under the Agreement with respect to each Fund were reasonable in relation to those charged by Advisors to its comparable clients.

Other benefits

The Board also considered additional “fall-out benefits” to Advisors and its affiliates arising from the Agreement. Such benefits include, among others, other fees paid by the Funds to Advisors or its affiliates for other services, such as distribution and administration, and investment-related benefits, such as economies of scale to the extent the Funds share investment resources and/or personnel with other clients of Advisors and the ability to incubate strategies within one or more Funds that could be subsequently utilized to manage other non-Fund products. Advisors and its affiliates may also benefit from the level of business and relationships the Funds have with certain service providers. Advisors and/or its affiliates also may benefit to the extent that the Funds add scale to the TIAA-CREF Underlying Funds or other

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affiliated underlying funds. Additionally, the Funds may be utilized as investment options for other products and businesses of Advisors and its affiliates, such as variable products, fund of funds and 529 education savings plans. Also, Advisors and its affiliates may benefit from their relationship with the Funds to the extent that this relationship results in potential investors viewing TIAA, of which Advisors is an indirect, wholly-owned subsidiary, as a leading retirement plan provider in the academic and non-profit markets and as a single source for all their financial service needs. The Board concluded that other benefits to Advisors and its affiliates arising from the Agreement were reasonable in light of various relevant factors.

Fund-by-fund synopsis of factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Fund. If a Fund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. The specific management fee, expense and performance factors outlined below are based on the Institutional Class of each Fund. Because the Institutional Class generally has lower non-management expenses than the other classes of these Funds, the expenses and performance of these other classes will differ from the expenses and performance shown for the Institutional Class. All time periods referenced below are ended December 31, 2021. Under the Morningstar rating system, an Overall Morningstar Rating of 5 stars is the highest (best) rating category and 1 star is the lowest (worst) rating category. The Morningstar data is as of December 31, 2021. Statements below regarding a Fund’s “effective management fee rate” refer to the overall effective blended fee rate that applied to that Fund after taking into account any breakpoints in the management fee rate schedule for the Fund and any applicable fee waivers and/or expense reimbursements. Statements below regarding “net loss” refer to Advisors’ calculation that it incurred a loss for the services that it rendered to a Fund during 2021 under the Agreement.

Lifecycle Index Retirement Income Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.052% of average daily net assets, which includes the effect of a voluntary waiver provided by Advisors extending through September 30, 2022.

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•	The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate ranked 1 out of 3 funds, 2 out of 3 funds and 1 out of 3 funds within the group of comparable funds selected by Broadridge for expense comparison purposes (“Expense Group”), respectively. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 1st and 3rd quintiles of the universe of comparable funds selected by Broadridge for expense comparison purposes (“Expense Universe”), respectively.
•	The Fund ranked 1 out of 3 funds, 2 out of 3 funds, 1 out of 3 funds and 1 out of 2 funds within the group of comparable funds selected by Broadridge for performance comparison purposes (“Performance Group”) for the one-, three, five- and ten-year periods, respectively. The Fund was in the 2nd, 1st, 1st and 1st quintiles of the universe of comparable funds selected by Broadridge for performance comparison (“Performance Universe”) for the one-, three, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle Index 2010 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.056% of average daily net assets, which includes the effect of a voluntary waiver provided by Advisors extending through September 30, 2022.
•	The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate each ranked 2 out of 2 funds within its Expense Group. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 2nd, 2nd and 4th quintiles of its Expense Universe, respectively.
•	The Fund ranked 2 out of 2 funds, 1 out of 2 funds, 1 out of 2 funds and 1 out of 1 fund within its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 3rd, 1st, 1st and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 5 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

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Lifecycle Index 2015 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.069% of average daily net assets, which includes the effect of a voluntary waiver provided by Advisors extending through September 30, 2022.
•	The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate each ranked 2 out of 2 funds within its Expense Group. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 2nd, 2nd and 3rd quintiles of its Expense Universe, respectively.
•	The Fund ranked 1 out of 2 funds, 1 out of 2 funds, 1 out of 2 funds and 1 out of 1 fund within its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 3rd, 1st, 1st and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle Index 2020 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.079% of average daily net assets, which includes the effect of a voluntary waiver provided by Advisors extending through September 30, 2022.
•	The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate ranked 2 out of 4 funds, 4 out of 4 funds and 2 out of 4 funds within its Expense Group, respectively. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 2nd, 3rd and 2nd quintiles of its Expense Universe, respectively.
•	The Fund ranked 2 out of 4 funds, 1 out of 4 funds, 1 out of 4 funds and 1 out of 1 fund within its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 3rd, 2nd, 1st and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 5 stars.

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Approval of investment management agreement (unaudited)

•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle Index 2025 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.081% of average daily net assets, which includes the effect of a voluntary waiver provided by Advisors extending through September 30, 2022.
•	The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate ranked 2 out of 5 funds, 5 out of 5 funds and 2 out of 5 funds within its Expense Group, respectively. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 4th and 2nd quintiles of its Expense Universe, respectively.
•	The Fund ranked 2 out of 5 funds, 2 out of 5 funds, 2 out of 5 funds and 1 out of 2 funds within its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 2nd, 2nd, 1st and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle Index 2030 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.082% of average daily net assets, which includes the effect of a voluntary waiver provided by Advisors extending through September 30, 2022.
•	The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate ranked 2 out of 5 funds, 5 out of 5 funds and 2 out of 5 funds within its Expense Group, respectively. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 4th and 2nd quintiles of its Expense Universe, respectively.

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•	The Fund ranked 2 out of 5 funds, 2 out of 5 funds, 2 out of 5 funds and 1 out of 2 funds within its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 3rd, 2nd, 1st and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle Index 2035 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.083% of average daily net assets, which includes the effect of a voluntary waiver provided by Advisors extending through September 30, 2022.
•	The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate ranked 2 out of 5 funds, 5 out of 5 funds and 2 out of 5 funds within its Expense Group, respectively. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 4th and 2nd quintiles of its Expense Universe, respectively.
•	The Fund ranked 3 out of 5 funds, 2 out of 5 funds, 2 out of 5 funds and 1 out of 2 funds within its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 4th, 2nd, 2nd and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle Index 2040 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.083% of average daily net assets, which includes the effect of a voluntary waiver provided by Advisors extending through September 30, 2022.

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Approval of investment management agreement (unaudited)

•	The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate ranked 2 out of 5 funds, 5 out of 5 funds and 2 out of 5 funds within its Expense Group, respectively. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 4th and 2nd quintiles of its Expense Universe, respectively.
•	The Fund ranked 4 out of 5 funds, 1 out of 5 funds, 1 out of 5 funds and 1 out of 2 funds within its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 4th, 2nd, 2nd and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 5 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle Index 2045 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.082% of average daily net assets, which includes the effect of a voluntary waiver provided by Advisors extending through September 30, 2022.
•	The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate ranked 2 out of 5 funds, 5 out of 5 funds and 2 out of 5 funds within its Expense Group, respectively. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 4th and 2nd quintiles of its Expense Universe, respectively.
•	The Fund ranked 4 out of 5 funds, 1 out of 5 funds, 1 out of 5 funds and 1 out of 2 funds within its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 3rd, 2nd, 1st and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 5 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

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Lifecycle Index 2050 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.079% of average daily net assets, which includes the effect of a voluntary waiver provided by Advisors extending through September 30, 2022.
•	The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate ranked 2 out of 5 funds, 5 out of 5 funds and 2 out of 5 funds within its Expense Group, respectively. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 4th and 2nd quintiles of its Expense Universe, respectively.
•	The Fund ranked 4 out of 5 funds, 1 out of 5 funds, 1 out of 5 funds and 1 out of 2 funds within its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 3rd, 1st, 1st and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 5 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle Index 2055 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.073% of average daily net assets, which includes the effect of a voluntary waiver provided by Advisors extending through September 30, 2022.
•	The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate ranked 2 out of 5 funds, 5 out of 5 funds and 2 out of 5 funds within its Expense Group, respectively. The Fund’s total expense ratio, actual management fee rate and contractual management fee rate (including the waiver) were in the 1st, 4th and 1st quintiles of its Expense Universe, respectively.
•	The Fund ranked 4 out of 5 funds, 1 out of 5 funds, 1 out of 5 funds and 1 out of 2 funds within its Performance Group for the one-, three, five- and ten-year periods, respectively. The Fund was in the 3rd, 1st, 1st and 1st quintiles of its Performance Universe for the one-, three- five-, and ten-year periods, respectively.

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	127

Approval of investment management agreement (unaudited)

•	The Fund received an Overall Morningstar Rating of 5 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle Index 2060 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.049% of average daily net assets, which includes the effect of a voluntary waiver provided by Advisors extending through September 30, 2022.
•	The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate ranked 2 out of 4 funds, 4 out of 4 funds and 2 out of 4 funds within its Expense Group, respectively. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 4th and 1st quintiles of its Expense Universe, respectively.
•	The Fund ranked 3 out of 4 funds, 1 out of 4 funds and 1 out of 4 funds within its Performance Group for the one-, three- and five-year periods, respectively. The Fund was in the 2nd, 1st and 1st quintiles of its Performance Universe for the one-, three- and five-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 5 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifecycle Index 2065 Fund

•	As discussed above, instead of incurring the TIAA-CREF Underlying Fund expenses indirectly, the Fund invests in the fee-waived Class W of the TIAA-CREF Underlying Funds and pays such expenses directly. These expenses may fluctuate daily based upon the Fund’s actual allocations to the Underlying Funds. The Fund also incurs an annual asset allocation fee of 0.10% of average daily net assets as part of its management fee rate. As of December 31, 2021, the Fund’s effective management fee rate was 0.000% of average daily net assets, which includes the effect of a voluntary waiver provided by Advisors extending through September 30, 2022.
•	The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate each ranked 1 out of 3 funds within its Expense Group. The Fund’s total expense ratio, actual management fee rate (including the waiver) and contractual management fee rate were in the 1st, 1st and 2nd quintiles of its Expense Universe, respectively.

128	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

concluded

•	The Fund ranked 2 out of 3 funds within its Performance Group for each of the one-year and since inception periods. The Fund was in the 2nd and 3rd quintiles of its Performance Universe for each of the one-year and since inception periods, respectively.
•	The Fund is too new to have received an Overall Morningstar Rating.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Based primarily on the foregoing factors and conclusions, the Board renewed the Agreement for each Fund.

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	129

Liquidity risk management program (unaudited)

Discussion of the operation and effectiveness of the Funds’ liquidity risk management program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each series of the Trust covered by this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Program consists of various provisions relating to assessing and managing Fund liquidity risk, as discussed further below. The Funds’ Board of Trustees (the “Board”) previously approved the designation of Advisors (the “Administrator”) as Program administrator. The Liquidity Monitoring and Analysis Team (the “LMAT”) carries out day-to-day Program management with oversight by the Liquidity Oversight Committee (the “LOSC”). Personnel from the Administrator and Nuveen Fund Advisors, LLC, an affiliate of the Administrator, comprise the LMAT and LOSC.

At a February 15, 2022 Board meeting, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy, and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and utilize third-party vendor data.

Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund net assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held highly liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.

130	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

The Liquidity Rule also limits the Funds’ investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in illiquid investments and requires certain reporting anytime a Fund’s holdings of illiquid investments exceed 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on illiquid investments.

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	131

Additional information about index providers (unaudited)

Russell Indexes

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

MSCI Indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Bloomberg Indexes

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves nor endorses this material, nor guarantees the accuracy or completeness of any information herein, nor makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor’s Index

The Indexes in the S&P Target Date Index Series are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and have been

132	2022 Annual Report ■ TIAA-CREF Lifecycle Index Funds

licensed for use by the funds. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the S&P Target Date Index Series to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the funds with respect to the S&P Target Date Index Series is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indexes in the S&P Target Date Index Series are determined, composed and calculated by S&P Dow Jones Indices without regard to the funds. S&P Dow Jones Indices has no obligation to take the needs of the funds or the owners of the funds into consideration in determining, composing or calculating the S&P Target Date Index Series. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of fund shares or in the determination or calculation of the equation by which fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the S&P Target Date Index Series will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P TARGET DATE INDEX SERIES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P TARGET DATE INDEX SERIES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE FUNDS, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

TIAA-CREF Lifecycle Index Funds ■ 2022 Annual Report	133

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How to reach us

Websites

TIAA.org
nuveen.com

Automated telephone service

800-842-2252
24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755
8 a.m. to 10 p.m. (ET), Monday–Friday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-842-2252. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Nuveen Securities, LLC and TIAA-CREF Individual & Institutional Services, LLC, members FINRA, distribute securities products.

This material is for informational or educational purposes only and does not constitute fiduciary investment advice under ERISA, a securities recommendation under all securities laws, or an insurance product recommendation under state insurance laws or regulations. This material does not take into account any specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on the investor’s own objectives and circumstances.

©2022 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206

730 Third Avenue New York, NY 10017-3206	PRESORTED STANDARD U.S. POSTAGE PAID TIAA

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TIAA-CREF Funds	May 31, 2022

TIAA-CREF
Lifestyle Funds

The annual report contains the audited financial statements.

Fund name	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
Lifestyle Income Fund	TSITX	TSIHX	TSIPX	TLSRX	TSILX
Lifestyle Conservative Fund	TCSIX	TLSHX	TLSPX	TSCTX	TSCLX
Lifestyle Moderate Fund	TSIMX	TSMHX	TSMPX	TSMTX	TSMLX
Lifestyle Growth Fund	TSGGX	TSGHX	TSGPX	TSGRX	TSGLX
Lifestyle Aggressive Growth Fund	TSAIX	TSAHX	TSAPX	TSARX	TSALX

Annual
Report

Understanding this report

This annual report contains information about certain TIAA-CREF Funds and describes their results for the twelve months ended May 31, 2022. The report contains four main sections:

•	A letter from Brad Finkle, Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds.
•	The fund performance section compares each fund’s investment returns with those of its composite benchmark and broad market index.
•	The portfolios of investments list the underlying funds in which each fund had investments as of May 31, 2022.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in any fund, please read the latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our websites at TIAA.org or nuveen.com, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	3

Letter to investors

Global financial markets produced negative results for the twelve months ended May 31, 2022. As inflationary pressures persisted, the Federal Reserve responded by raising short-term interest rates in March and May, and indicated that further increases were likely. U.S. equities lost ground as the economy contracted in the first quarter of 2022—the first negative quarter since 2020. A widening trade gap and lower government spending contributed to the slowdown, but spending by consumers and businesses remained strong. Foreign stocks also posted losses, with emerging markets falling more than international developed markets. U.S. fixed-income securities declined as U.S. Treasury yields rose across all maturities (bond prices move in the opposite direction of yields). These market conditions were reflected in the performance of the TIAA-CREF Lifestyle Funds by way of their investments in various asset classes through underlying funds.

•	All five TIAA-CREF Lifestyle Funds declined for the period and underperformed their respective composite benchmarks. (All fund returns are for the Institutional Class.)
•	Returns for the Institutional Class ranged from –6.6% for the Lifestyle Income Fund to –10.3% for the Lifestyle Aggressive Growth Fund.

Both stocks and bonds posted losses

U.S. equities declined for the twelve months as inflation, rising interest rates and Russia’s invasion of Ukraine weighed on the financial markets. Furthermore, oil prices rose to levels not seen since 2008, while unemployment fell to rates approaching pre-pandemic lows. The broad domestic stock market, as represented by the Russell 3000® Index, returned –3.7%. The Fed raised the federal funds target rate to 0.75%–1.00% in May 2022 and decided to begin reducing its portfolio of bonds that had been purchased to support the economy.

International stocks trailed their U.S. counterparts. The MSCI ACWI ex USA Investable Market Index (IMI), which measures the performance of large-, mid-and small-cap equities in 22 of 23 developed-markets countries (excluding the United States) and 24 emerging-markets countries, returned –12.5% in U.S.-dollar terms. Despite widespread market losses, the economies in the 19-nation euro area grew at a moderate rate in the fourth quarter of 2021 and the first quarter of 2022. Among developing markets, the Chinese economy continued to expand at a solid pace through the first quarter of 2022.

U.S. investment-grade bonds lost ground as U.S. Treasury yields rose substantially across all maturities. The domestic investment-grade fixed-rate bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned –8.2% for the period.

4	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

Brad Finkle

Planning for an unpredictable future

For more than a decade, equity investors have enjoyed a long stretch of above-average returns, while bond performance during the same period has not kept pace. Now we may be at an inflection point. Equities have become more volatile, tempered by a host of factors that could affect global economic growth. Fixed-income securities, after years of historically low interest rates, are now offering higher yields, which is good news for bond investors seeking higher income. Meanwhile, real estate continues to benefit from high demand and limited supply, which enhances property values and bolsters rental income.

The challenge of planning for the future always lies in its inherent uncertainty. As a result, we believe that a prudent strategy is to stay invested in a diversified portfolio that includes multiple asset classes. The TIAA-CREF Lifestyle Funds use dynamic diversification strategies designed to help mitigate the effects of market volatility and keep you on track to achieve your financial goals. Of course, diversification does not guarantee against market losses, and past performance cannot guarantee future results.

We thank you for trusting us to manage your investments through the TIAA-CREF Lifestyle Funds. If you have any questions or concerns, please consult your financial advisor or call a TIAA financial consultant at 800-842-2252. You can also reach us online by visiting TIAA.org. We always stand ready to assist you.

/s/ Brad Finkle

Brad Finkle

Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	5

Information for investors

Portfolio holdings

The complete portfolios of investments for the Lifestyle Funds begin on page 28 of this report. You can obtain complete lists of the holdings of the Lifestyle Funds and of the underlying TIAA-CREF Funds in which the Lifestyle Funds invest as of the most recently completed fiscal quarter in the following ways:

•	By visiting our websites at TIAA.org or nuveen.com; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the Lifestyle Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our Securities and Exchange Commission (SEC) Form N-CSR and Form N-PORT filings. Form N-CSR filings are as of May 31 or November 30; Form N-PORT filings are as of the last day of February or August 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

A description of our proxy voting policies and procedures for the underlying TIAA-CREF Funds of the Lifestyle Funds can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the Lifestyle Funds’ underlying TIAA-CREF Funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link under Get Help at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The Lifestyle Funds are managed by a portfolio management team of Teachers Advisors, LLC. The members of this team are responsible for the day-to-day investment management of the funds.

6	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

About the funds’ benchmarks

Composite benchmarks

Each Lifestyle Fund uses a composite benchmark that represents the general market sectors in which that fund invests. These may include U.S. equity (stocks), international equity (foreign stocks), fixed income and short-term fixed income. A fund’s composite benchmark may combine the following public indexes in proportions that reflect the fund’s target market sector allocations:

•	The Russell 3000® Index (U.S. equity) measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.
•	The MSCI ACWI ex USA Investable Market Index (IMI) (international equity) measures the performance of large-, mid- and small-cap equities across 22 of 23 developed-markets countries (excluding the United States) and 24 emerging-markets countries. The index is a free-float-adjusted market capitalization index that covers approximately 99% of the global equity opportunity set outside the United States.
•	The Bloomberg U.S. Aggregate Bond Index (fixed income) measures the performance of the domestic investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.
•	The Bloomberg U.S. 1–3 Year Government/Credit Bond Index (short-term fixed income) measures the performance of U.S. Treasury and agency securities and corporate bonds with 1- to 3-year maturities.

Broad market indexes

The returns shown against the broad-based securities market index compare a fund’s average annual returns with a broad measure of market performance. The Morningstar Target Risk Index Series is an asset allocation index series comprised of constituent Morningstar indexes and reflects global equity market exposures of 20%, 40%, 60%, 80% or 95% based on an asset allocation methodology from Ibbotson Associates, a Morningstar company. The returns of the Morningstar Target Risk Index Series reflect multi-asset class exposure and similar risk profiles as the Funds.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	7

About the funds’ benchmarks

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI.

8	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include redemption fees or account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2021–May 31, 2022).

Actual expenses

The first line of the two lines listed for each fund in the tables uses the Fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. All of the funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line in each Fund’s entry shows a hypothetical account value and hypothetical expenses based on the share class’ actual expense ratio for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the Fund’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	9

Important information about expenses

Expense examples

Six months ended May 31, 2022

Lifestyle Funds Institutional Class	Beginning account value (12/1/21)	Ending account value (5/31/22)	Expenses paid during period (12/1/21–5/31/22	* )	Effective expenses paid during period (12/1/21–5/31/22	† )
Income Fund actual return	$ 1,000.00	$ 931.04	$ 0.48		$ 2.07
5% annual hypothetical return	1,000.00	1,024.43	0.50		2.17
Conservative Fund actual return	1,000.00	913.93	0.48		2.34
5% annual hypothetical return	1,000.00	1,024.43	0.50		2.47
Moderate Fund actual return	1,000.00	895.88	0.43		2.55
5% annual hypothetical return	1,000.00	1,024.48	0.45		2.72
Growth Fund actual return	1,000.00	892.36	0.28		2.59
5% annual hypothetical return	1,000.00	1,024.63	0.30		2.77
Aggressive Growth Fund actual return	1,000.00	888.49	0.14		2.68
5% annual hypothetical return	1,000.00	1,024.78	0.15		2.87

*	“Expenses paid during period” is based on each fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 182/365. There were 182 days in the six months ended May 31, 2022. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and their performance lower. The expense ratio for the period was 0.10% for the Income Fund, 0.10% for the Conservative Fund, 0.09% for the Moderate Fund, 0.06% for the Growth Fund and 0.03% for the Aggressive Growth Fund.
†	“Effective expenses paid during period” is based on each fund’s total expense ratio for the most recent fiscal half-year, which includes the fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.43% for the Income Fund, 0.49% for the Conservative Fund, 0.54% for the Moderate Fund, 0.55% for the Growth Fund and 0.57% for the Aggressive Growth Fund.

10	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

Important information about expenses

Expense examples

Six months ended May 31, 2022

Lifestyle Funds Advisor Class	Beginning account value (12/1/21)	Ending account value (5/31/22)	Expenses paid during period (12/1/21–5/31/22	* )	Effective expenses paid during period (12/1/21–5/31/22	† )
Income Fund actual return	$ 1,000.00	$ 930.69	$ 0.72		$ 2.31
5% annual hypothetical return	1,000.00	1,024.18	0.76		2.42
Conservative Fund actual return	1,000.00	913.37	0.95		2.81
5% annual hypothetical return	1,000.00	1,023.93	1.01		2.97
Moderate Fund actual return	1,000.00	896.07	0.85		2.93
5% annual hypothetical return	1,000.00	1,024.03	0.91		3.13
Growth Fund actual return	1,000.00	892.04	0.71		3.02
5% annual hypothetical return	1,000.00	1,024.18	0.76		3.23
Aggressive Growth Fund actual return	1,000.00	888.11	0.52		3.06
5% annual hypothetical return	1,000.00	1,024.38	0.56		3.28

*	“Expenses paid during period” is based on each fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 182/365. There were 182 days in the six months ended May 31, 2022. The expense charges of one or more of the fund’s share classes may at times reflect a waiver or reimbursement. Please see the prospectus for an explanation, including the date on which this waiver or reimbursement is scheduled to end. Without such waiver or reimbursement, the expenses of the affected share classes would be higher and their performance lower. The annualized expense ratio for the six-month period was 0.15% for the Income Fund, 0.20% for the Conservative Fund, 0.18% for the Moderate Fund, 0.15% for the Growth Fund and 0.11% for the Aggressive Growth Fund.
†	“Effective expenses paid during period” is based on each fund’s total expense ratio for the most recent fiscal half-year, which includes the fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.48% for the Income Fund, 0.59% for the Conservative Fund, 0.62% for the Moderate Fund, 0.64% for the Growth Fund and 0.65% for the Aggressive Growth Fund.

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	11

Important information about expenses

Expense examples

Six months ended May 31, 2022

Lifestyle Funds Premier Class	Beginning account value (12/1/21)	Ending account value (5/31/22)	Expenses paid during period (12/1/21–5/31/22	* )	Effective expenses paid during period (12/1/21–5/31/22	† )
Income Fund actual return	$ 1,000.00	$ 930.39	$ 1.20		$ 2.79
5% annual hypothetical return	1,000.00	1,023.68	1.26		2.92
Conservative Fund actual return	1,000.00	912.52	1.19		3.05
5% annual hypothetical return	1,000.00	1,023.68	1.26		3.23
Moderate Fund actual return	1,000.00	896.01	1.18		3.31
5% annual hypothetical return	1,000.00	1,023.68	1.26		3.53
Growth Fund actual return	1,000.00	893.16	0.99		3.35
5% annual hypothetical return	1,000.00	1,023.88	1.06		3.58
Aggressive Growth Fund actual return	1,000.00	887.81	0.85		3.44
5% annual hypothetical return	1,000.00	1,024.03	0.91		3.68

*	“Expenses paid during period” is based on each fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 182/365. There were 182 days in the six months ended May 31, 2022. The expense charges of one or more of the fund’s share classes may at times reflect a waiver or reimbursement. Please see the prospectus for an explanation, including the date on which this waiver or reimbursement is scheduled to end. Without such waiver or reimbursement, the expenses of the affected share classes would be higher and their performance lower. The annualized expense ratio for the six-month period was 0.25% for the Income Fund, 0.25% for the Conservative Fund, 0.25% for the Moderate Fund, 0.21% for the Growth Fund and 0.18% for the Aggressive Growth Fund.
†	“Effective expenses paid during period” is based on each fund’s total expense ratio for the most recent fiscal half-year, which includes the fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.58% for the Income Fund, 0.64% for the Conservative Fund, 0.70% for the Moderate Fund, 0.71% for the Growth Fund and 0.73% for the Aggressive Growth Fund.

12	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

Important information about expenses

Expense examples

Six months ended May 31, 2022

Lifestyle Funds Retirement Class	Beginning account value (12/1/21)	Ending account value (5/31/22)	Expenses paid during period (12/1/21–5/31/22	* )	Effective expenses paid during period (12/1/21–5/31/22	† )
Income Fund actual return	$ 1,000.00	$ 929.79	$ 1.68		$ 3.27
5% annual hypothetical return	1,000.00	1,023.19	1.77		3.43
Conservative Fund actual return	1,000.00	913.25	1.67		3.53
5% annual hypothetical return	1,000.00	1,023.19	1.77		3.73
Moderate Fund actual return	1,000.00	895.15	1.61		3.73
5% annual hypothetical return	1,000.00	1,023.24	1.72		3.98
Growth Fund actual return	1,000.00	891.24	1.46		3.82
5% annual hypothetical return	1,000.00	1,023.39	1.56		4.08
Aggressive Growth Fund actual return	1,000.00	887.51	1.27		3.86
5% annual hypothetical return	1,000.00	1,023.59	1.36		4.13

*	“Expenses paid during period” is based on each fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 182/365. There were 182 days in the six months ended May 31, 2022. The expense charges of one or more of the fund’s share classes may at times reflect a waiver or reimbursement. Please see the prospectus for an explanation, including the date on which this waiver or reimbursement is scheduled to end. Without such waiver or reimbursement, the expenses of the affected share classes would be higher and their performance lower. The annualized expense ratio for the six-month period was 0.35% for the Income Fund, 0.35% for the Conservative Fund, 0.34% for the Moderate Fund, 0.31% for the Growth Fund and 0.27% for the Aggressive Growth Fund.
†	“Effective expenses paid during period” is based on each fund’s total expense ratio for the most recent fiscal half-year, which includes the fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.68% for the Income Fund, 0.74% for the Conservative Fund, 0.79% for the Moderate Fund, 0.81% for the Growth Fund and 0.82% for the Aggressive Growth Fund.

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	13

Important information about expenses

Expense examples

Six months ended May 31, 2022

Lifestyle Funds Retail Class	Beginning account value (12/1/21)	Ending account value (5/31/22)	Expenses paid during period (12/1/21–5/31/22	* )	Effective expenses paid during period (12/1/21–5/31/22	† )
Income Fund actual return	$ 1,000.00	$ 929.93	$ 1.54		$ 3.13
5% annual hypothetical return	1,000.00	1,023.34	1.61		3.28
Conservative Fund actual return	1,000.00	912.60	1.62		3.48
5% annual hypothetical return	1,000.00	1,023.24	1.72		3.68
Moderate Fund actual return	1,000.00	895.07	1.65		3.73
5% annual hypothetical return	1,000.00	1,023.19	1.77		3.98
Growth Fund actual return	1,000.00	891.22	1.46		3.82
5% annual hypothetical return	1,000.00	1,023.39	1.56		4.08
Aggressive Growth Fund actual return	1,000.00	886.93	1.32		3.90
5% annual hypothetical return	1,000.00	1,023.54	1.41		4.18

*	“Expenses paid during period” is based on each fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 182/365. There were 182 days in the six months ended May 31, 2022. The expense charges of one or more of the fund’s share classes may at times reflect a waiver or reimbursement. Please see the prospectus for an explanation, including the date on which this waiver or reimbursement is scheduled to end. Without such waiver or reimbursement, the expenses of the affected share classes would be higher and their performance lower. The annualized expense ratio for the six-month period was 0.32% for the Income Fund, 0.34% for the Conservative Fund, 0.35% for the Moderate Fund, 0.31% for the Growth Fund and 0.28% for the Aggressive Growth Fund.
†	“Effective expenses paid during period” is based on each fund’s total expense ratio for the most recent fiscal half-year, which includes the fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.65% for the Income Fund, 0.73% for the Conservative Fund, 0.79% for the Moderate Fund, 0.81% for the Growth Fund and 0.83% for the Aggressive Growth Fund.

14	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

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TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	15

Investment results of the Lifestyle Funds

Performance for the twelve months ended May 31, 2022

All five of the Lifestyle Funds posted losses for the twelve-month period and underperformed their respective composite benchmarks. Institutional Class returns ranged from –6.56% for the Lifestyle Income Fund to –10.32% for the Lifestyle Aggressive Growth Fund. The performance tables show returns for all share classes of the funds.

The margin of underperformance of individual Lifestyle Funds, in relation to their respective composite benchmarks, ranged from 0.85 of a percentage point for the Lifestyle Income Fund to 3.77 percentage points for the Lifestyle Aggressive Growth Fund. (All results for the Lifestyle Funds are for the Institutional Class.)

Financial markets generally declined in a difficult environment

The U.S. economy expanded early in the period before contracting in the first quarter of 2022. Real gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at annualized rates of 2.3% and 6.9%, respectively, in the third and fourth quarters of 2021. However, GDP contracted at an annualized rate of 1.5% in the first quarter of 2022, according to the government’s “second” estimate. Growth stalled amid a widening trade deficit and lower government expenditures, but consumer and business spending remained strong. Unemployment declined throughout the period, falling from 5.9% in June 2021 to 3.6% in May 2022. Core inflation, which measures all items except food and energy, rose 6.0% over the twelve months ended May 31, 2022. Oil prices increased sharply, climbing from nearly $68 per barrel to more than $114 by the end of the period.

The Federal Reserve responded to rising inflation by increasing the federal funds target rate in March and May of 2022. Over the period, policymakers raised the key short-term interest-rate measure to 0.75%–1.00% and indicated further increases were likely.

Domestic and foreign stocks both recorded losses for the period. The Russell 3000® Index, a broad measure of the U.S. stock market, returned –3.68%. The MSCI ACWI ex USA Investable Market Index (IMI), which measures the performance of large-, mid- and small-cap equities in 22 of 23 developed-markets countries (excluding the United States) and 24 emerging-markets countries, returned –12.54% in U.S.-dollar terms.

U.S. investment-grade bonds were hurt by the impact of rising yields across both short- and long-term maturities (bond prices move in the opposite direction of yields). The broad domestic investment-grade fixed-rate bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned –8.22%. Short-term bonds, as measured by the Bloomberg U.S. 1–3 Year Government/Credit Index, returned –3.03%.

16	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

Equity funds posted largest losses

The Lifestyle Funds may invest in up to four sectors of the investment markets: U.S. equity (stocks), international equity (foreign stocks), fixed income and short-term fixed income. The Lifestyle Funds do this by investing in various underlying funds that, in turn, buy stocks, bonds and other securities in these market sectors. (Other than the Nuveen Dividend Growth Fund, the Nuveen Growth Opportunities ETF and the Nuveen International Growth Fund, all funds mentioned below are TIAA-CREF Funds.)

For the twelve months, equity funds generally recorded negative results and detracted most from the funds’ absolute returns—that is, without regard to performance relative to their respective composite benchmarks. Within the U.S. equity category, the Large-Cap Growth Fund and the Quant Small-Cap Equity Fund declined most. Among foreign stock funds, all posted double-digit losses, with the Emerging Markets Equity Fund declining the most. Within fixed income, the Core Bond Fund and the Core Plus Bond Fund were the worst performers. (All fund returns are for the Institutional Class.)

Stock and U.S. bond funds hurt relative performance

All of the Lifestyle Funds underperformed their respective composite benchmarks, primarily due to the relative weakness of underlying funds investing in equities and fixed income.

Within U.S. equities, the Large-Cap Growth Fund was the largest detractor from relative performance across all Lifestyle Funds. The Nuveen Growth Opportunities ETF and the Growth & Income Fund also hurt the funds’ relative performance. In contrast, the Nuveen Dividend Growth Fund, the Quant Small/Mid-Cap Equity Fund and the Quant Small-Cap Equity Fund contributed most to the relative performance of all Lifestyle Funds.

In the foreign stock category, the Nuveen International Growth Fund detracted most from the Lifestyle Funds’ relative performance, followed by the International Opportunities Fund. However, these negative effects were partly offset by the relative outperformance of the Quant International Small-Cap Equity Fund.

In the fixed-income sector, the Core Plus Bond Fund detracted from the relative performance of all Lifestyle Funds except the Lifestyle Aggressive Growth Fund, which has a target allocation of 100% equities. The Core Bond Fund also hindered the performance of the Lifestyle Income Fund and the Lifestyle Conservative Fund, while the Short-Term Bond Fund benefited their relative performance. (Performance of the Lifestyle Funds’ underlying TIAA-CREF Funds can be found at TIAA.org/performance.)

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	17

Lifestyle Income Fund

Performance as of May 31, 2022

Lifestyle Income Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	12/9/11	–6.56%	3.06%	3.84%		0.62%	0.43%
Advisor Class	12/4/15	–6.55	3.03	3.82	†	0.70	0.51
Premier Class	12/9/11	–6.61	2.91	3.68		0.78	0.58
Retirement Class	12/9/11	–6.71	2.81	3.57		0.87	0.68
Retail Class	12/9/11	–6.73	2.78	3.56		0.90	0.72
Lifestyle Income Fund Composite Index‡	—	–5.71	3.16	3.54		—	—
Broad market index
Morningstar Conservative Target Risk Index	—	–7.76	2.96	3.28		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.
‡	As of the close of business on May 31, 2022, the Lifestyle Income Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 40.0% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; 13.0% Russell 3000® Index; and 7.0% MSCI All Country World Index ex USA Investable Market Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

18	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

Lifestyle Income Fund

$2,000,000 over 10 years

Institutional Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

% of net assets as of 5/31/22
Equity
U.S. equity	12.91
International equity	7.05
Fixed income
Fixed income	39.99
Short-term fixed income	40.01
Other assets & liabilities, net	0.04
Total	100.00

Target allocation

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	19

Lifestyle Conservative Fund

Performance as of May 31, 2022

Lifestyle Conservative Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	12/9/11	–7.99%	4.66%	5.84%		0.56%	0.49%
Advisor Class	12/4/15	–8.09	4.55	5.79	†	0.65	0.59
Premier Class	12/9/11	–8.14	4.48	5.68		0.71	0.64
Retirement Class	12/9/11	–8.17	4.39	5.58		0.80	0.74
Retail Class	12/9/11	–8.25	4.37	5.55		0.83	0.76
Lifestyle Conservative Fund Composite Index‡	—	–6.36	5.04	5.71		—	—
Broad market index
Morningstar Moderately Conservative Target Risk Index	—	–7.46	4.84	5.46		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.
‡	As of the close of business on May 31, 2022, the Lifestyle Conservative Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 26.0% Russell 3000® Index; 20.0% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 14.0% MSCI All Country World Index ex USA Investable Market Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

20	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

Lifestyle Conservative Fund

$2,000,000 over 10 years

Institutional Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

% of net assets as of 5/31/22
Equity
U.S. equity	25.84
International equity	14.09
Fixed income
Fixed income	39.97
Short-term fixed income	20.01
Other assets & liabilities, net	0.09
Total	100.00

Target allocation

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	21

Lifestyle Moderate Fund

Performance as of May 31, 2022

Lifestyle Moderate Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	12/9/11	–9.58%	6.18%	7.81%		0.60%	0.55%
Advisor Class	12/4/15	–9.60	6.10	7.77	†	0.68	0.63
Premier Class	12/9/11	–9.64	6.01	7.66		0.76	0.70
Retirement Class	12/9/11	–9.77	5.90	7.55		0.85	0.80
Retail Class	12/9/11	–9.78	5.89	7.52		0.87	0.82
Lifestyle Moderate Fund Composite Index‡	—	–7.08	6.85	7.84		—	—
Broad market index
Morningstar Moderate Target Risk Index	—	–7.42	6.32	7.27		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.
‡	As of the close of business on May 31, 2022, the Lifestyle Moderate Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 39.0% Russell 3000® Index; and 21.0% MSCI All Country World Index ex USA Investable Market Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

22	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

Lifestyle Moderate Fund

$2,000,000 over 10 years

Institutional Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

% of net assets as of 5/31/22
Equity
U.S. equity	38.76
International equity	21.14
Fixed income	40.03
Other assets & liabilities, net	0.07
Total	100.00

Target allocation

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	23

Lifestyle Growth Fund

Performance as of May 31, 2022

Lifestyle Growth Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	12/9/11	–9.96%	7.54%	9.48%		0.68%	0.60%
Advisor Class	12/4/15	–10.00	7.47	9.43	†	0.76	0.68
Premier Class	12/9/11	–9.93	7.42	9.32		0.83	0.75
Retirement Class	12/9/11	–10.12	7.29	9.20		0.93	0.85
Retail Class	12/9/11	–10.17	7.25	9.16		0.96	0.88
Lifestyle Growth Fund Composite Index‡	—	–6.79	8.58	9.81		—	—
Broad market index
Morningstar Moderately Aggressive Target Risk Index	—	–7.44	7.72	9.03		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.
‡	As of the close of business on May 31, 2022, the Lifestyle Growth Fund Composite Index consisted of: 52.0% Russell 3000® Index; 28.0% MSCI All Country World Index ex USA Investable Market Index; and 20.0% Bloomberg U.S. Aggregate Bond Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

24	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

Lifestyle Growth Fund

$2,000,000 over 10 years

Institutional Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

% of net assets as of 5/31/22
Equity
U.S. equity	51.67
International equity	28.22
Fixed income	20.03
Other assets & liabilities, net	0.08
Total	100.00

Target allocation

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	25

Lifestyle Aggressive Growth Fund

Performance as of May 31, 2022

Lifestyle Aggressive Growth Fund		Total Return	Average annual total return			Annual operating expenses*#
	Inception date	1 year	5 years	10 years		gross	net
Institutional Class	12/9/11	–10.32%	8.96%	11.13%		0.76%	0.65%
Advisor Class	12/4/15	–10.40	8.89	11.09	†	0.85	0.74
Premier Class	12/9/11	–10.43	8.79	10.98		0.92	0.80
Retirement Class	12/9/11	–10.54	8.69	10.86		1.00	0.90
Retail Class	12/9/11	–10.59	8.64	10.79		1.05	0.95
Lifestyle Aggressive Growth Fund Composite Index‡	—	–6.55	10.23	11.72		—	—
Broad market index
Morningstar Aggressive Target Risk Index	—	–7.15	8.72	10.33		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
†	The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.
‡	As of the close of business on May 31, 2022, the Lifestyle Aggressive Growth Fund Composite Index consisted of: 65.0% Russell 3000® Index; and 35.0% MSCI All Country World Index ex USA Investable Market Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

26	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

Lifestyle Aggressive Growth Fund

$2,000,000 over 10 years

Institutional Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

% of net assets as of 5/31/22
Equity
U.S. equity	64.70
International equity	35.30
Other assets & liabilities, net	—
Total	100.00

Target allocation

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	27

Portfolio of investments

Lifestyle Income Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—100.0%[a]
FIXED INCOME—40.0%
1,907,894	TIAA-CREF Core Bond Fund		$18,258,549	20.0%
1,903,396	TIAA-CREF Core Plus Bond Fund		18,272,601	20.0
	TOTAL FIXED INCOME		36,531,150	40.0
INTERNATIONAL EQUITY—7.1%
31,252	Nuveen International Growth Fund		1,371,667	1.5
97,409	TIAA-CREF Emerging Markets Equity Fund		793,884	0.9
161,282	TIAA-CREF International Equity Fund		1,967,643	2.2
96,167	TIAA-CREF International Opportunities Fund		1,378,074	1.5
89,382	TIAA-CREF Quant International Small-Cap Equity Fund		924,211	1.0
	TOTAL INTERNATIONAL EQUITY		6,435,479	7.1
SHORT-TERM FIXED INCOME—40.0%
3,640,917	TIAA-CREF Short-Term Bond Fund		36,554,807	40.0
	TOTAL SHORT-TERM FIXED INCOME		36,554,807	40.0
U.S. EQUITY—12.9%
32,121	Nuveen Dividend Growth Fund		1,691,815	1.9
128,894	Nuveen Dividend Value Fund		1,912,791	2.1
89,995	Nuveen Growth Opportunities ETF		1,775,601	1.9
116,475	TIAA-CREF Growth & Income Fund		1,684,223	1.8
98,485	TIAA-CREF Large-Cap Growth Fund		1,779,629	2.0
94,173	TIAA-CREF Large-Cap Value Fund		1,924,904	2.1
28,617	TIAA-CREF Quant Small-Cap Equity Fund		467,896	0.5
42,092	TIAA-CREF Quant Small/Mid-Cap Equity Fund		561,079	0.6
	TOTAL U.S. EQUITY		11,797,938	12.9
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $94,923,553)	91,319,374	100.0

	TOTAL PORTFOLIO	(Cost $94,923,553)	91,319,374	100.0
	OTHER ASSETS & LIABILITIES, NET		40,997	0.0
	NET ASSETS		$91,360,371	100.0%

ETF	Exchange Traded Fund

[a]	The Fund invests its assets in the Institutional Class shares of the affiliated TIAA-CREF Funds, the affiliated Nuveen Growth Opportunities ETF and Class R6 shares of the affiliated Nuveen Funds.

28	2022 Annual Report ■ TIAA-CREF Lifestyle Funds	See notes to financial statements

Portfolio of investments

Lifestyle Conservative Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.9%[a]
FIXED INCOME—40.0%
3,560,893	TIAA-CREF Core Bond Fund		$34,077,744	10.0%
10,660,441	TIAA-CREF Core Plus Bond Fund		102,340,233	30.0
	TOTAL FIXED INCOME		136,417,977	40.0
INTERNATIONAL EQUITY—14.1%
233,759	Nuveen International Growth Fund		10,259,696	3.0
731,881	TIAA-CREF Emerging Markets Equity Fund		5,964,830	1.8
1,202,491	TIAA-CREF International Equity Fund		14,670,393	4.3
717,872	TIAA-CREF International Opportunities Fund		10,287,111	3.0
670,062	TIAA-CREF Quant International Small-Cap Equity Fund		6,928,444	2.0
	TOTAL INTERNATIONAL EQUITY		48,110,474	14.1
SHORT-TERM FIXED INCOME—20.0%
6,804,195	TIAA-CREF Short-Term Bond Fund		68,314,118	20.0
	TOTAL SHORT-TERM FIXED INCOME		68,314,118	20.0
U.S. EQUITY—25.8%
239,147	Nuveen Dividend Growth Fund		12,595,850	3.7
966,645	Nuveen Dividend Value Fund		14,345,007	4.2
674,433	Nuveen Growth Opportunities ETF		13,306,563	3.9
873,993	TIAA-CREF Growth & Income Fund		12,637,942	3.7
736,362	TIAA-CREF Large-Cap Growth Fund		13,306,055	3.9
703,233	TIAA-CREF Large-Cap Value Fund		14,374,090	4.2
213,562	TIAA-CREF Quant Small-Cap Equity Fund		3,491,731	1.0
313,623	TIAA-CREF Quant Small/Mid-Cap Equity Fund		4,180,591	1.2
	TOTAL U.S. EQUITY		88,237,829	25.8
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $350,494,495)	341,080,398	99.9

	TOTAL PORTFOLIO	(Cost $350,494,495)	341,080,398	99.9
	OTHER ASSETS & LIABILITIES, NET		268,260	0.1
	NET ASSETS		$341,348,658	100.0%

ETF	Exchange Traded Fund

[a]	The Fund invests its assets in the Institutional Class shares of the affiliated TIAA-CREF Funds, the affiliated Nuveen Growth Opportunities ETF and Class R6 shares of the affiliated Nuveen Funds.

See notes to financial statements	TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	29

Portfolio of investments

Lifestyle Moderate Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.9%[a]
FIXED INCOME—40.0%
23,728,716	TIAA-CREF Core Plus Bond Fund		$227,795,677	40.0%
	TOTAL FIXED INCOME		227,795,677	40.0
INTERNATIONAL EQUITY—21.1%
586,497	Nuveen International Growth Fund		25,741,337	4.5
1,818,759	TIAA-CREF Emerging Markets Equity Fund		14,822,888	2.6
3,009,816	TIAA-CREF International Equity Fund		36,719,759	6.5
1,796,783	TIAA-CREF International Opportunities Fund		25,747,900	4.5
1,666,821	TIAA-CREF Quant International Small-Cap Equity Fund		17,234,930	3.0
	TOTAL INTERNATIONAL EQUITY		120,266,814	21.1
U.S. EQUITY—38.8%
596,208	Nuveen Dividend Growth Fund		31,402,256	5.5
2,418,431	Nuveen Dividend Value Fund		35,889,510	6.3
1,686,381	Nuveen Growth Opportunities ETF		33,272,297	5.9
2,185,548	TIAA-CREF Growth & Income Fund		31,603,028	5.6
1,841,934	TIAA-CREF Large-Cap Growth Fund		33,283,739	5.9
1,759,216	TIAA-CREF Large-Cap Value Fund		35,958,371	6.3
534,056	TIAA-CREF Quant Small-Cap Equity Fund		8,731,821	1.5
780,415	TIAA-CREF Quant Small/Mid-Cap Equity Fund		10,402,929	1.8
	TOTAL U.S. EQUITY		220,543,951	38.8
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $577,638,891)	568,606,442	99.9

	TOTAL PORTFOLIO	(Cost $577,638,891)	568,606,442	99.9
	OTHER ASSETS & LIABILITIES, NET		425,786	0.1
	NET ASSETS		$569,032,228	100.0%

ETF	Exchange Traded Fund

[a]	The Fund invests its assets in the Institutional Class shares of the affiliated TIAA-CREF Funds, the affiliated Nuveen Growth Opportunities ETF and Class R6 shares of the affiliated Nuveen Funds.

30	2022 Annual Report ■ TIAA-CREF Lifestyle Funds	See notes to financial statements

Portfolio of investments

Lifestyle Growth Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.9%[a]
FIXED INCOME—20.0%
6,248,498	TIAA-CREF Core Plus Bond Fund		$59,985,579	20.0%
	TOTAL FIXED INCOME		59,985,579	20.0
INTERNATIONAL EQUITY—28.2%
412,146	Nuveen International Growth Fund		18,089,087	6.0
1,278,290	TIAA-CREF Emerging Markets Equity Fund		10,418,066	3.5
2,112,468	TIAA-CREF International Equity Fund		25,772,104	8.6
1,264,422	TIAA-CREF International Opportunities Fund		18,119,170	6.1
1,170,808	TIAA-CREF Quant International Small-Cap Equity Fund		12,106,152	4.0
	TOTAL INTERNATIONAL EQUITY		84,504,579	28.2
U.S. EQUITY—51.7%
417,193	Nuveen Dividend Growth Fund		21,973,571	7.3
1,698,097	Nuveen Dividend Value Fund		25,199,756	8.4
1,186,162	Nuveen Growth Opportunities ETF		23,402,976	7.8
1,533,285	TIAA-CREF Growth & Income Fund		22,171,305	7.4
1,290,745	TIAA-CREF Large-Cap Growth Fund		23,323,753	7.8
1,234,695	TIAA-CREF Large-Cap Value Fund		25,237,174	8.4
375,134	TIAA-CREF Quant Small-Cap Equity Fund		6,133,438	2.1
548,425	TIAA-CREF Quant Small/Mid-Cap Equity Fund		7,310,502	2.5
	TOTAL U.S. EQUITY		154,752,475	51.7
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $298,509,811)	299,242,633	99.9

	TOTAL PORTFOLIO	(Cost $298,509,811)	299,242,633	99.9
	OTHER ASSETS & LIABILITIES, NET		225,958	0.1
	NET ASSETS		$299,468,591	100.0%

ETF	Exchange Traded Fund

[a]	The Fund invests its assets in the Institutional Class shares of the affiliated TIAA-CREF Funds, the affiliated Nuveen Growth Opportunities ETF and Class R6 shares of the affiliated Nuveen Funds.

See notes to financial statements	TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	31

Portfolio of investments

Lifestyle Aggressive Growth Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—100.0%[a]
INTERNATIONAL EQUITY—35.3%
377,038	Nuveen International Growth Fund		$16,548,191	7.5%
1,169,776	TIAA-CREF Emerging Markets Equity Fund		9,533,672	4.3
1,940,605	TIAA-CREF International Equity Fund		23,675,384	10.8
1,155,193	TIAA-CREF International Opportunities Fund		16,553,918	7.6
1,074,310	TIAA-CREF Quant International Small-Cap Equity Fund		11,108,368	5.1
	TOTAL INTERNATIONAL EQUITY		77,419,533	35.3
U.S. EQUITY—64.7%
385,261	Nuveen Dividend Growth Fund		20,291,697	9.2
1,556,354	Nuveen Dividend Value Fund		23,096,290	10.5
1,083,663	Nuveen Growth Opportunities ETF		21,380,671	9.7
1,407,382	TIAA-CREF Growth & Income Fund		20,350,737	9.3
1,184,301	TIAA-CREF Large-Cap Growth Fund		21,400,319	9.8
1,128,423	TIAA-CREF Large-Cap Value Fund		23,064,960	10.5
344,304	TIAA-CREF Quant Small-Cap Equity Fund		5,629,363	2.6
503,487	TIAA-CREF Quant Small/Mid-Cap Equity Fund		6,711,483	3.1
	TOTAL U.S. EQUITY		141,925,520	64.7
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $215,457,365)	219,345,053	100.0

	TOTAL PORTFOLIO	(Cost $215,457,365)	219,345,053	100.0
	OTHER ASSETS & LIABILITIES, NET		(2,812)	(0.0)
	NET ASSETS		$219,342,241	100.0%

ETF	Exchange Traded Fund

[a]	The Fund invests its assets in the Institutional Class shares of the affiliated TIAA-CREF Funds, the affiliated Nuveen Growth Opportunities ETF and Class R6 shares of the affiliated Nuveen Funds.

32	2022 Annual Report ■ TIAA-CREF Lifestyle Funds	See notes to financial statements

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TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	33

Statements of assets & liabilities

TIAA-CREF Lifestyle Funds  ■  May 31, 2022

		Lifestyle			Lifestyle
	Lifestyle	Conservative	Lifestyle	Lifestyle	Aggressive
	Income Fund	Fund	Moderate Fund	Growth Fund	Growth Fund
ASSETS
Affiliated investments, at value‡	$91,319,374	$341,080,398	$568,606,442	$299,242,633	$219,345,053
Cash	—	809,586	253,062	267,234	218,369
Receivable from securities transactions	89,902	219,173	718,715	482,878	333,037
Receivable from Fund shares sold	10,540	138,452	160,215	84,085	64,836
Dividends receivable	173,329	499,501	592,389	155,820	—
Due from affiliates	9,248	13,103	36,964	36,350	19,535
Other	4,204	11,713	17,658	8,625	6,080
Total assets	91,606,597	342,771,926	570,385,445	300,277,625	219,986,910
LIABILITIES
Management fees payable	7,737	28,643	47,704	24,975	18,166
Service agreement fees payable	4,335	12,433	25,702	12,606	12,601
Distribution fees payable	11,719	47,287	76,866	39,712	22,009
Due to affiliates	10,944	11,720	12,440	11,601	11,347
Overdraft payable	4,877	—	—	—	—
Payable for securities transactions	160,221	1,168,123	972,926	599,228	330,501
Payable for Fund shares redeemed	36,419	123,374	165,367	91,358	226,098
Payable for trustee compensation	4,180	11,583	17,360	8,530	6,017
Accrued expenses and other payables	5,794	20,105	34,852	21,024	17,930
Total liabilities	246,226	1,423,268	1,353,217	809,034	644,669
NET ASSETS	$91,360,371	$341,348,658	$569,032,228	$299,468,591	$219,342,241
NET ASSETS CONSIST OF:
Paid-in-capital	$94,751,749	$344,652,329	$562,203,156	$288,994,369	$206,338,961
Total distributable earnings (loss)	(3,391,378)	(3,303,671)	6,829,072	10,474,222	13,003,280
NET ASSETS	$91,360,371	$341,348,658	$569,032,228	$299,468,591	$219,342,241
INSTITUTIONAL CLASS:
Net assets	$15,246,835	$55,791,407	$76,453,334	$47,024,147	$50,496,941
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,430,977	4,571,088	5,563,353	3,064,891	2,965,423
Net asset value per share	$10.65	$12.21	$13.74	$15.34	$17.03
ADVISOR CLASS:
Net assets	$119,551	$3,876,299	$10,895,477	$5,138,298	$6,247,866
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	11,223	317,666	793,111	335,238	366,872
Net asset value per share	$10.65	$12.20	$13.74	$15.33	$17.03
PREMIER CLASS:
Net assets	$349,270	$262,206	$275,529	$315,582	$341,525
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	32,762	21,479	20,000	20,552	20,000
Net asset value per share	$10.66	$12.21	$13.78	$15.36	$17.08
RETIREMENT CLASS:
Net assets	$20,442,559	$56,686,203	$114,335,153	$56,946,060	$56,151,504
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,920,858	4,651,621	8,334,726	3,730,307	3,313,210
Net asset value per share	$10.64	$12.19	$13.72	$15.27	$16.95
RETAIL CLASS:
Net assets	$55,202,156	$224,732,543	$367,072,735	$190,044,504	$106,104,405
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	5,186,913	18,450,413	26,773,720	12,468,305	6,273,036
Net asset value per share	$10.64	$12.18	$13.71	$15.24	$16.91
‡ Affiliated investments, cost	$94,923,553	$350,494,495	$577,638,891	$298,509,811	$215,457,365

34	2022 Annual Report ■ TIAA-CREF Lifestyle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	35

Statements of operations

TIAA-CREF Lifestyle Funds  ■  For the year ended May 31, 2022

		Lifestyle			Lifestyle
	Lifestyle	Conservative	Lifestyle	Lifestyle	Aggressive
	Income Fund	Fund	Moderate Fund	Growth Fund	Growth Fund

INVESTMENT INCOME
Dividends from affiliated investments	$1,888,429	$6,928,858	$11,517,820	$5,293,369	$3,327,469
Total income	1,888,429	6,928,858	11,517,820	5,293,369	3,327,469

EXPENSES
Management fees	100,898	374,496	630,668	333,358	245,586
Shareholder servicing – Institutional Class	455	1,409	639	642	1,234
Shareholder servicing – Advisor Class	66	5,197	10,429	5,666	7,579
Shareholder servicing – Premier Class	58	73	58	66	49
Shareholder servicing – Retirement Class	61,714	154,431	309,956	151,853	161,351
Shareholder servicing – Retail Class	20,315	50,620	81,845	57,088	50,718
Distribution fees – Premier Class	546	1,086	966	2,802	608
Distribution fees – Retail Class	147,582	615,300	1,017,538	531,691	298,908
Registration fees	77,899	84,277	89,240	78,983	78,862
Administrative service fees	55,308	59,240	62,925	58,660	57,407
Trustee fees and expenses	993	3,667	6,236	3,297	2,422
Other expenses	64,128	78,522	85,184	70,137	73,856
Total expenses	529,962	1,428,318	2,295,684	1,294,243	978,580
Less: Expenses reimbursed by the investment adviser	(198,009)	(225,571)	(262,761)	(290,577)	(361,945)
Fee waiver by investment adviser and Nuveen Securities	(19,820)	(39,481)	(32,045)	(25,017)	(19,650)
Net expenses	312,133	1,163,266	2,000,878	978,649	596,985

Net investment income (loss)	1,576,296	5,765,592	9,516,942	4,314,720	2,730,484

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss) from sale of affiliated investments	395,430	4,761,834	12,435,312	9,021,257	6,648,999
Realized gain (loss) from sale of unaffiliated investments	—	—	—	—	17,767
Realized gain distributions from affiliated investments	1,814,162	12,243,919	29,840,073	19,383,939	17,093,111
Net realized gain (loss) from investments	2,209,592	17,005,753	42,275,385	28,405,196	23,759,877
Net change in unrealized appreciation (depreciation) from affiliated investments	(10,696,141)	(54,077,906)	(114,633,540)	(67,414,056)	(52,907,742)
Net realized and unrealized gain (loss) from investments	(8,486,549)	(37,072,153)	(72,358,155)	(39,008,860)	(29,147,865)
Net increase (decrease) in net assets from operations	$(6,910,253)	$(31,306,561)	$(62,841,213)	$(34,694,140)	$(26,417,381)

36	2022 Annual Report ■ TIAA-CREF Lifestyle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	37

Statements of changes in net assets

TIAA-CREF Lifestyle Funds  ■  For the year ended

		Lifestyle Income Fund		Lifestyle Conservative Fund		Lifestyle Moderate Fund
		May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021

OPERATIONS
Net investment income (loss)		$1,576,296	$1,303,532	$5,765,592	$4,678,933	$9,516,942	$7,660,536
Net realized gain (loss) from investments		2,209,592	3,743,680	17,005,753	21,135,264	42,275,385	48,001,637
Net change in unrealized appreciation (depreciation) from affiliated investments		(10,696,141)	3,544,521	(54,077,906)	29,481,343	(114,633,540)	76,880,654
Net increase (decrease) in net assets from operations		(6,910,253)	8,591,733	(31,306,561)	55,295,540	(62,841,213)	132,542,827

DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(836,728)	(427,252)	(4,431,319)	(1,992,675)	(8,103,346)	(3,642,954)
	Advisor Class	(6,307)	(4,121)	(339,685)	(322,458)	(1,171,871)	(733,146)
	Premier Class	(17,464)	(11,719)	(52,692)	(32,907)	(61,004)	(34,762)
	Retirement Class	(1,157,098)	(773,711)	(4,185,093)	(2,464,691)	(11,237,327)	(5,988,959)
	Retail Class	(2,756,387)	(1,833,065)	(16,856,416)	(9,960,005)	(36,277,173)	(19,898,063)
Total distributions		(4,773,984)	(3,049,868)	(25,865,205)	(14,772,736)	(56,850,721)	(30,297,884)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	4,263,659	11,740,958	23,362,833	39,283,272	26,123,926	59,135,882
	Advisor Class	—	16,008	473,505	924,621	931,203	1,450,139
	Premier Class	24,522	22,871	1,854	1,849	—	—
	Retirement Class	2,357,343	8,824,223	8,891,734	12,591,347	19,396,801	14,594,049
	Retail Class	9,519,545	8,401,620	31,346,297	28,522,800	42,046,707	33,062,718
Reinvestments of distributions:	Institutional Class	835,911	426,579	4,430,324	1,991,976	8,101,844	3,642,068
	Advisor Class	958	130	312,471	300,444	1,138,162	703,866
	Premier Class	6,308	3,608	33,362	20,492	31,451	17,483
	Retirement Class	1,156,553	773,317	4,184,140	2,464,030	11,235,866	5,988,110
	Retail Class	2,697,330	1,786,314	16,437,360	9,682,138	35,444,015	19,414,934
Redemptions:	Institutional Class	(3,384,411)	(5,564,950)	(15,936,143)	(27,525,400)	(18,516,305)	(49,057,996)
	Advisor Class	—	—	(3,384,957)	(1,532,103)	(2,549,794)	(3,918,131)
	Premier Class	—	—	(431,738)	(3,558)	(319,497)	(826)
	Retirement Class	(6,421,522)	(4,600,573)	(10,126,408)	(4,878,768)	(13,879,667)	(12,889,828)
	Retail Class	(8,204,860)	(6,466,973)	(30,066,499)	(27,554,449)	(44,191,047)	(40,690,105)
Net increase (decrease) from shareholder transactions		2,851,336	15,363,132	29,528,135	34,288,691	64,993,665	31,452,363
Net increase (decrease) in net assets		(8,832,901)	20,904,997	(27,643,631)	74,811,495	(54,698,269)	133,697,306

NET ASSETS
Beginning of period		100,193,272	79,288,275	368,992,289	294,180,794	623,730,497	490,033,191
End of period		$91,360,371	$100,193,272	$341,348,658	$368,992,289	$569,032,228	$623,730,497

38	2022 Annual Report ■ TIAA-CREF Lifestyle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	39

Statements of changes in net assets	continued

TIAA-CREF Lifestyle Funds  ■  For the year ended

		Lifestyle Income Fund		Lifestyle Conservative Fund		Lifestyle Moderate Fund
		May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	361,498	998,197	1,671,625	2,849,607	1,583,711	3,714,237
	Advisor Class	—	1,366	34,696	68,305	58,233	92,621
	Premier Class	2,109	1,948	135	136	—	—
	Retirement Class	203,018	750,041	664,895	924,631	1,212,420	959,969
	Retail Class	812,775	715,344	2,275,778	2,091,802	2,642,992	2,097,629
Shares reinvested:	Institutional Class	72,451	36,471	328,770	146,803	523,566	235,023
	Advisor Class	83	11	23,156	22,152	73,543	45,461
	Premier Class	547	308	2,472	1,509	2,028	1,125
	Retirement Class	100,314	66,176	310,828	181,659	727,459	386,540
	Retail Class	234,085	152,817	1,222,242	714,563	2,296,349	1,254,035
Shares redeemed:	Institutional Class	(299,059)	(472,175)	(1,178,318)	(2,000,061)	(1,185,849)	(3,070,275)
	Advisor Class	—	—	(240,150)	(112,355)	(161,424)	(252,998)
	Premier Class	—	—	(35,378)	(263)	(23,228)	(53)
	Retirement Class	(568,567)	(390,892)	(753,489)	(361,252)	(893,057)	(828,902)
	Retail Class	(714,785)	(551,745)	(2,250,452)	(2,027,385)	(2,831,103)	(2,630,036)
Net increase (decrease) from shareholder transactions		204,469	1,307,867	2,076,810	2,499,851	4,025,640	2,004,376

40	2022 Annual Report ■ TIAA-CREF Lifestyle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	41

Statements of changes in net assets	continued

TIAA-CREF Lifestyle Funds  ■  For the year ended

		Lifestyle Growth Fund		Lifestyle Aggressive Growth Fund
		May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021

OPERATIONS
Net investment income (loss)		$4,314,720	$3,159,185	$2,730,484	$1,678,533
Net realized gain (loss) from investments		28,405,196	28,508,884	23,759,877	21,677,204
Net change in unrealized appreciation (depreciation) from affiliated investments		(67,414,056)	54,177,879	(52,907,742)	47,534,325
Net increase (decrease) in net assets from operations		(34,694,140)	85,845,948	(26,417,381)	70,890,062

DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(5,355,950)	(2,455,260)	(5,778,488)	(1,920,530)
	Advisor Class	(694,923)	(554,493)	(989,824)	(448,551)
	Premier Class	(205,101)	(100,977)	(46,479)	(20,795)
	Retirement Class	(6,371,554)	(3,004,778)	(7,035,640)	(2,865,671)
	Retail Class	(21,994,766)	(11,319,326)	(13,194,207)	(5,277,511)
Total distributions		(34,622,294)	(17,434,834)	(27,044,638)	(10,533,058)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	12,980,353	27,347,896	22,751,702	21,912,076
	Advisor Class	598,661	665,627	898,962	768,249
	Premier Class	82,521	248,456	—	—
	Retirement Class	12,450,340	10,155,112	7,448,262	11,885,468
	Retail Class	19,945,763	16,934,283	15,244,543	10,570,580
Reinvestments of distributions:	Institutional Class	5,328,047	2,454,427	5,776,132	1,919,463
	Advisor Class	510,525	437,229	548,325	251,697
	Premier Class	166,262	79,238	—	—
	Retirement Class	6,369,630	3,003,707	7,020,358	2,856,907
	Retail Class	21,770,984	11,172,649	12,973,531	5,217,620
Redemptions:	Institutional Class	(9,118,197)	(24,541,484)	(12,126,619)	(14,978,368)
	Advisor Class	(2,681,582)	(4,170,543)	(2,551,515)	(1,453,916)
	Premier Class	(1,545,777)	(53,082)	—	(889)
	Retirement Class	(8,175,321)	(8,298,491)	(10,209,697)	(8,052,833)
	Retail Class	(20,166,846)	(22,460,424)	(14,044,120)	(12,455,733)
Net increase (decrease) from shareholder transactions		38,515,363	12,974,600	33,729,864	18,440,321
Net increase (decrease) in net assets		(30,801,071)	81,385,714	(19,732,155)	78,797,325

NET ASSETS
Beginning of period		330,269,662	248,883,948	239,074,396	160,277,071
End of period		$299,468,591	$330,269,662	$219,342,241	$239,074,396

42	2022 Annual Report ■ TIAA-CREF Lifestyle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	43

Statements of changes in net assets	concluded

TIAA-CREF Lifestyle Funds  ■  For the year ended

		Lifestyle Growth Fund		Lifestyle Aggressive Growth Fund
		May 31, 2022	May 31, 2021	May 31, 2022	May 31, 2021

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	718,957	1,530,465	1,119,149	1,131,984
	Advisor Class	35,763	38,117	46,946	40,697
	Premier Class	4,633	13,630	—	—
	Retirement Class	686,408	583,370	365,593	623,284
	Retail Class	1,088,075	965,753	749,628	554,398
Shares reinvested:	Institutional Class	308,336	142,533	299,592	101,828
	Advisor Class	29,561	25,406	28,425	13,345
	Premier Class	9,622	4,598	—	—
	Retirement Class	370,112	175,041	365,454	152,044
	Retail Class	1,267,228	651,847	676,762	278,125
Shares redeemed:	Institutional Class	(513,704)	(1,406,655)	(607,525)	(782,424)
	Advisor Class	(150,710)	(239,820)	(138,272)	(77,673)
	Premier Class	(100,267)	(2,878)	—	(50)
	Retirement Class	(460,999)	(480,635)	(510,140)	(435,841)
	Retail Class	(1,156,887)	(1,322,215)	(719,021)	(685,883)
Net increase (decrease) from shareholder transactions		2,136,128	678,557	1,676,591	913,834

44	2022 Annual Report ■ TIAA-CREF Lifestyle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	45

Financial highlights

TIAA-CREF Lifestyle Funds

		Selected per share data											Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized										Ratios to average net assets
	For the	Net asset	Net		and unrealized		Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period or year ended	value, beginning of period	investment income (loss	)[a]	gain (loss on total investments	) [j]	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period	Total return	at end of period or year (in thousands	)	Gross expenses	[e]	Net expenses	[e]	investment income (loss	)	Portfolio turnover rate
LIFESTYLE INCOME FUND
Institutional Class:	5/31/22	$11.97	$0.21		$(0.96)		$(0.75)	$(0.25)	$(0.32)	$(0.57)	$10.65	(6.56)%	$15,247		0.30%		0.10%		1.78%		20%
	5/31/21	11.22	0.20		0.98		1.18	(0.26)	(0.17)	(0.43)	11.97	10.58	15,514		0.29		0.10		1.67		27
	5/31/20	11.02	0.26		0.33		0.59	(0.27)	(0.12)	(0.39)	11.22	5.53	8,234		0.36		0.10		2.37		27
	5/31/19	11.08	0.28		0.05		0.33	(0.29)	(0.10)	(0.39)	11.02	3.26	8,683		0.36		0.10		2.57		29
	5/31/18	11.04	0.24		0.13		0.37	(0.27)	(0.06)	(0.33)	11.08	3.25	3,498		0.36		0.10		2.19		19
Advisor Class:	5/31/22	11.96	0.20		(0.95)		(0.75)	(0.24)	(0.32)	(0.56)	10.65	(6.55)	120		0.35		0.15		1.72		20
	5/31/21	11.22	0.19		0.98		1.17	(0.26)	(0.17)	(0.43)	11.96	10.48	133		0.33		0.14		1.63		27
	5/31/20	11.02	0.26		0.33		0.59	(0.27)	(0.12)	(0.39)	11.22	5.47	110		0.41		0.15		2.31		27
	5/31/19	11.07	0.28		0.06		0.34	(0.29)	(0.10)	(0.39)	11.02	3.24	110		0.37		0.13		2.53		29
	5/31/18	11.04	0.24		0.12		0.36	(0.27)	(0.06)	(0.33)	11.07	3.24	105		0.37		0.11		2.17		19
Premier Class:	5/31/22	11.98	0.19		(0.96)		(0.77)	(0.23)	(0.32)	(0.55)	10.66	(6.61)	349		0.46		0.25		1.63		20
	5/31/21	11.23	0.18		0.98		1.16	(0.24)	(0.17)	(0.41)	11.98	10.32	361		0.45		0.25		1.53		27
	5/31/20	11.02	0.25		0.34		0.59	(0.26)	(0.12)	(0.38)	11.23	5.47	313		0.52		0.25		2.15		27
	5/31/19	11.09	0.27		0.04		0.31	(0.28)	(0.10)	(0.38)	11.02	3.02	810		0.51		0.25		2.44		29
	5/31/18	11.05	0.23		0.12		0.35	(0.25)	(0.06)	(0.31)	11.09	3.10	255		0.52		0.25		2.04		19
Retirement Class:	5/31/22	11.96	0.18		(0.96)		(0.78)	(0.22)	(0.32)	(0.54)	10.64	(6.71)	20,443		0.55		0.35		1.51		20
	5/31/21	11.21	0.17		0.98		1.15	(0.23)	(0.17)	(0.40)	11.96	10.23	26,139		0.54		0.35		1.43		27
	5/31/20	11.00	0.24		0.34		0.58	(0.25)	(0.12)	(0.37)	11.21	5.35	19,742		0.60		0.35		2.11		27
	5/31/19	11.06	0.25		0.06		0.31	(0.27)	(0.10)	(0.37)	11.00	2.92	15,504		0.60		0.35		2.29		29
	5/31/18	11.03	0.21		0.12		0.33	(0.24)	(0.06)	(0.30)	11.06	3.00	16,847		0.61		0.35		1.93		19
Retail Class:	5/31/22	11.96	0.18		(0.96)		(0.78)	(0.22)	(0.32)	(0.54)	10.64	(6.73)	55,202		0.58		0.35		1.52		20
	5/31/21	11.21	0.16		0.99		1.15	(0.23)	(0.17)	(0.40)	11.96	10.21	58,046		0.57		0.38		1.40		27
	5/31/20	11.01	0.23		0.33		0.56	(0.24)	(0.12)	(0.36)	11.21	5.23	50,890		0.63		0.38		2.09		27
	5/31/19	11.07	0.25		0.05		0.30	(0.26)	(0.10)	(0.36)	11.01	2.98	48,233		0.63		0.38		2.27		29
	5/31/18	11.03	0.21		0.13		0.34	(0.24)	(0.06)	(0.30)	11.07	2.97	50,449		0.63		0.37		1.91		19

46	2022 Annual Report ■ TIAA-CREF Lifestyle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	47

Financial highlights	continued

TIAA-CREF Lifestyle Funds

		Selected per share data											Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized			Less distributions from							Ratios to average net assets
	For the period or year ended	Net asset value, beginning of period	Net investment income (loss	)[a]	and unrealized gain (loss on total investments	) [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period or year (in thousands	)	Gross expenses	[e]	Net expenses	[e]	Net investment income (loss	)	Portfolio turnover rate
LIFESTYLE CONSERVATIVE FUND
Institutional Class:	5/31/22	$14.25	$0.24		$(1.29)		$(1.05)	$(0.36)	$(0.63)	$(0.99)	$12.21	(7.99)%	$ 55,791		0.16%		0.10%		1.77%		21%
	5/31/21	12.57	0.22		2.11		2.33	(0.32)	(0.33)	(0.65)	14.25	18.77	53,420		0.17		0.10		1.63		35
	5/31/20	12.26	0.28		0.49		0.77	(0.23)	(0.23)	(0.46)	12.57	6.44	34,603		0.19		0.10		2.25		29
	5/31/19	12.58	0.29		(0.10)		0.19	(0.33)	(0.18)	(0.51)	12.26	1.68	27,635		0.20		0.10		2.34		24
	5/31/18	12.22	0.26		0.49		0.75	(0.32)	(0.07)	(0.39)	12.58	6.17	18,299		0.25		0.10		2.05		13
Advisor Class:	5/31/22	14.25	0.22		(1.30)		(1.08)	(0.34)	(0.63)	(0.97)	12.20	(8.09)	3,876		0.26		0.20		1.62		20
	5/31/21	12.57	0.21		2.10		2.31	(0.30)	(0.33)	(0.63)	14.25	18.57	7,122		0.26		0.20		1.54		35
	5/31/20	12.26	0.30		0.46		0.76	(0.22)	(0.23)	(0.45)	12.57	6.33	6,559		0.29		0.20		2.45		29
	5/31/19	12.58	0.26		(0.08)		0.18	(0.32)	(0.18)	(0.50)	12.26	1.62	379		0.27		0.18		2.16		24
	5/31/18	12.23	0.25		0.48		0.73	(0.31)	(0.07)	(0.38)	12.58	6.07	172		0.22		0.12		2.00		13
Premier Class:	5/31/22	14.26	0.22		(1.30)		(1.08)	(0.34)	(0.63)	(0.97)	12.21	(8.14)	262		0.32		0.25		1.60		20
	5/31/21	12.58	0.20		2.11		2.31	(0.30)	(0.33)	(0.63)	14.26	18.49	774		0.32		0.25		1.48		35
	5/31/20	12.27	0.26		0.49		0.75	(0.21)	(0.23)	(0.44)	12.58	6.27	665		0.35		0.25		2.05		29
	5/31/19	12.59	0.27		(0.10)		0.17	(0.31)	(0.18)	(0.49)	12.27	1.62	699		0.35		0.25		2.17		24
	5/31/18	12.23	0.24		0.49		0.73	(0.30)	(0.07)	(0.37)	12.59	5.93	269		0.38		0.25		1.91		13
Retirement Class:	5/31/22	14.23	0.20		(1.29)		(1.09)	(0.32)	(0.63)	(0.95)	12.19	(8.17)	56,686		0.41		0.35		1.50		20
	5/31/21	12.55	0.19		2.10		2.29	(0.28)	(0.33)	(0.61)	14.23	18.44	63,022		0.41		0.34		1.39		35
	5/31/20	12.25	0.25		0.48		0.73	(0.20)	(0.23)	(0.43)	12.55	6.11	46,255		0.43		0.33		1.98		29
	5/31/19	12.57	0.26		(0.10)		0.16	(0.30)	(0.18)	(0.48)	12.25	1.51	44,397		0.44		0.35		2.08		24
	5/31/18	12.21	0.23		0.49		0.72	(0.29)	(0.07)	(0.36)	12.57	5.83	42,506		0.45		0.35		1.81		13
Retail Class:	5/31/22	14.22	0.20		(1.29)		(1.09)	(0.32)	(0.63)	(0.95)	12.18	(8.25)	224,733		0.43		0.36		1.49		20
	5/31/21	12.55	0.18		2.10		2.28	(0.28)	(0.33)	(0.61)	14.22	18.40	244,655		0.44		0.37		1.36		35
	5/31/20	12.24	0.25		0.49		0.74	(0.20)	(0.23)	(0.43)	12.55	6.16	206,100		0.45		0.37		1.99		29
	5/31/19	12.56	0.25		(0.10)		0.15	(0.29)	(0.18)	(0.47)	12.24	1.41	157,919		0.46		0.37		2.06		24
	5/31/18	12.20	0.22		0.49		0.71	(0.28)	(0.07)	(0.35)	12.56	5.90	163,097		0.47		0.37		1.79		13

48	2022 Annual Report ■ TIAA-CREF Lifestyle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	49

Financial highlights	continued

TIAA-CREF Lifestyle Funds

		Selected per share data											Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized			Less distributions from							Ratios to average net assets
	For the period or year ended	Net asset value, beginning of period	Net investment income (loss	)[a]	and unrealized gain (loss on total investments	) [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period or year (in thousands	)	Gross expenses	[e]	Net expenses	[e]	Net investment income (loss	)	Portfolio turnover rate
LIFESTYLE MODERATE FUND
Institutional Class:	5/31/22	$16.68	$0.28		$(1.71)		$(1.43)	$(0.49)	$(1.02)	$(1.51)	$13.74	(9.58)%	$ 76,453		0.14%		0.10%		1.75%		21%
	5/31/21	13.84	0.25		3.47		3.72	(0.38)	(0.50)	(0.88)	16.68	27.47	77,429		0.15		0.09		1.58		47
	5/31/20	13.55	0.29		0.67		0.96	(0.28)	(0.39)	(0.67)	13.84	7.23	52,090		0.16		0.10		2.10		31
	5/31/19	14.18	0.29		(0.30)		(0.01)	(0.36)	(0.26)	(0.62)	13.55	0.14	39,367		0.17		0.10		2.16		23
	5/31/18	13.44	0.26		0.94		1.20	(0.37)	(0.09)	(0.46)	14.18	9.04	24,246		0.18		0.10		1.88		10
Advisor Class:	5/31/22	16.67	0.26		(1.70)		(1.44)	(0.47)	(1.02)	(1.49)	13.74	(9.60)	10,895		0.22		0.18		1.64		21
	5/31/21	13.84	0.23		3.47		3.70	(0.37)	(0.50)	(0.87)	16.67	27.29	13,719		0.23		0.17		1.50		47
	5/31/20	13.55	0.37		0.58		0.95	(0.27)	(0.39)	(0.66)	13.84	7.12	12,977		0.26		0.20		2.64		31
	5/31/19	14.18	0.28		(0.29)		(0.01)	(0.36)	(0.26)	(0.62)	13.55	0.09	707		0.23		0.16		2.02		23
	5/31/18	13.44	0.26		0.93		1.19	(0.36)	(0.09)	(0.45)	14.18	8.96	163		0.26		0.18		1.86		10
Premier Class:	5/31/22	16.72	0.26		(1.72)		(1.46)	(0.46)	(1.02)	(1.48)	13.78	(9.64)	276		0.30		0.25		1.60		21
	5/31/21	13.87	0.23		3.48		3.71	(0.36)	(0.50)	(0.86)	16.72	27.22	689		0.31		0.24		1.45		47
	5/31/20	13.58	0.24		0.70		0.94	(0.26)	(0.39)	(0.65)	13.87	7.03	557		0.32		0.25		1.72		31
	5/31/19	14.21	0.28		(0.30)		(0.02)	(0.35)	(0.26)	(0.61)	13.58	0.01	1,001		0.32		0.25		2.06		23
	5/31/18	13.47	0.21		0.96		1.17	(0.34)	(0.09)	(0.43)	14.21	8.79	310		0.34		0.25		1.53		10
Retirement Class:	5/31/22	16.65	0.23		(1.70)		(1.47)	(0.44)	(1.02)	(1.46)	13.72	(9.77)	114,335		0.39		0.35		1.48		21
	5/31/21	13.82	0.21		3.47		3.68	(0.35)	(0.50)	(0.85)	16.65	27.12	121,361		0.40		0.34		1.35		47
	5/31/20	13.53	0.25		0.68		0.93	(0.25)	(0.39)	(0.64)	13.82	6.95	93,587		0.41		0.35		1.81		31
	5/31/19	14.17	0.26		(0.31)		(0.05)	(0.33)	(0.26)	(0.59)	13.53	(0.11)	92,295		0.42		0.35		1.87		23
	5/31/18	13.43	0.23		0.94		1.17	(0.34)	(0.09)	(0.43)	14.17	8.70	93,842		0.43		0.35		1.68		10
Retail Class:	5/31/22	16.64	0.23		(1.70)		(1.47)	(0.44)	(1.02)	(1.46)	13.71	(9.78)	367,073		0.41		0.36		1.46		21
	5/31/21	13.82	0.20		3.46		3.66	(0.34)	(0.50)	(0.84)	16.64	27.02	410,533		0.42		0.36		1.32		47
	5/31/20	13.52	0.27		0.67		0.94	(0.25)	(0.39)	(0.64)	13.82	7.01	330,823		0.43		0.37		1.95		31
	5/31/19	14.16	0.25		(0.30)		(0.05)	(0.33)	(0.26)	(0.59)	13.52	(0.20)	215,314		0.43		0.37		1.85		23
	5/31/18	13.42	0.23		0.93		1.16	(0.33)	(0.09)	(0.42)	14.16	8.76	213,691		0.44		0.37		1.67		10

50	2022 Annual Report ■ TIAA-CREF Lifestyle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	51

Financial highlights	continued

TIAA-CREF Lifestyle Funds

		Selected per share data											Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized			Less distributions from							Ratios to average net assets
	For the period or year ended	Net asset value, beginning of period	Net investment income (loss	)[a]	and unrealized gain (loss on total investments	) [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period or year (in thousands	)	Gross expenses	[e]	Net expenses	[e]	Net investment income (loss	)	Portfolio turnover rate
LIFESTYLE GROWTH FUND
Institutional Class:	5/31/22	$18.98	$0.27		$(1.94)		$(1.67)	$(0.62)	$(1.35)	$(1.97)	$15.34	(9.96)%	$ 47,024		0.16%		0.08%		1.50%		26%
	5/31/21	14.87	0.23		4.99		5.22	(0.41)	(0.70)	(1.11)	18.98	35.87	48,422		0.18		0.09		1.34		54
	5/31/20	14.66	0.28		0.78		1.06	(0.28)	(0.57)	(0.85)	14.87	7.18	33,985		0.21		0.10		1.87		35
	5/31/19	15.75	0.26		(0.63)		(0.37)	(0.36)	(0.36)	(0.72)	14.66	(2.07)	33,809		0.23		0.10		1.76		29
	5/31/18	14.53	0.25		1.49		1.74	(0.42)	(0.10)	(0.52)	15.75	12.02	18,485		0.24		0.10		1.59		18
Advisor Class:	5/31/22	18.96	0.26		(1.94)		(1.68)	(0.60)	(1.35)	(1.95)	15.33	(10.00)	5,138		0.25		0.16		1.44		26
	5/31/21	14.86	0.22		4.98		5.20	(0.40)	(0.70)	(1.10)	18.96	35.72	7,976		0.26		0.17		1.28		54
	5/31/20	14.65	0.38		0.66		1.04	(0.26)	(0.57)	(0.83)	14.86	7.03	8,870		0.30		0.20		2.57		35
	5/31/19	15.74	0.22		(0.60)		(0.38)	(0.35)	(0.36)	(0.71)	14.65	(2.13)	346		0.29		0.17		1.45		29
	5/31/18	14.52	0.22		1.52		1.74	(0.42)	(0.10)	(0.52)	15.74	12.03	195		0.31		0.17		1.41		18
Premier Class:	5/31/22	18.97	0.26		(1.93)		(1.67)	(0.59)	(1.35)	(1.94)	15.36	(9.93)	316		0.32		0.23		1.41		26
	5/31/21	14.87	0.20		4.99		5.19	(0.39)	(0.70)	(1.09)	18.97	35.62	2,022		0.33		0.24		1.18		54
	5/31/20	14.65	0.25		0.79		1.04	(0.25)	(0.57)	(0.82)	14.87	7.02	1,356		0.36		0.25		1.64		35
	5/31/19	15.75	0.24		(0.64)		(0.40)	(0.34)	(0.36)	(0.70)	14.65	(2.24)	1,553		0.38		0.25		1.63		29
	5/31/18	14.53	0.22		1.51		1.73	(0.41)	(0.10)	(0.51)	15.75	11.93	361		0.42		0.25		1.39		18
Retirement Class:	5/31/22	18.90	0.22		(1.93)		(1.71)	(0.57)	(1.35)	(1.92)	15.27	(10.12)	56,946		0.41		0.33		1.26		26
	5/31/21	14.81	0.18		4.98		5.16	(0.37)	(0.70)	(1.07)	18.90	35.51	59,232		0.43		0.34		1.07		54
	5/31/20	14.60	0.23		0.78		1.01	(0.23)	(0.57)	(0.80)	14.81	6.87	42,326		0.45		0.35		1.55		35
	5/31/19	15.69	0.23		(0.64)		(0.41)	(0.32)	(0.36)	(0.68)	14.60	(2.34)	40,228		0.47		0.35		1.52		29
	5/31/18	14.48	0.19		1.52		1.71	(0.40)	(0.10)	(0.50)	15.69	11.83	45,329		0.49		0.35		1.26		18
Retail Class:	5/31/22	18.87	0.22		(1.94)		(1.72)	(0.56)	(1.35)	(1.91)	15.24	(10.17)	190,045		0.44		0.34		1.25		26
	5/31/21	14.79	0.18		4.97		5.15	(0.37)	(0.70)	(1.07)	18.87	35.45	212,617		0.46		0.37		1.05		54
	5/31/20	14.58	0.27		0.74		1.01	(0.23)	(0.57)	(0.80)	14.79	6.85	162,347		0.48		0.38		1.79		35
	5/31/19	15.67	0.22		(0.64)		(0.42)	(0.31)	(0.36)	(0.67)	14.58	(2.32)	85,422		0.50		0.38		1.44		29
	5/31/18	14.46	0.19		1.51		1.70	(0.39)	(0.10)	(0.49)	15.67	11.73	89,044		0.52		0.38		1.25		18

52	2022 Annual Report ■ TIAA-CREF Lifestyle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	53

Financial highlights	concluded

TIAA-CREF Lifestyle Funds

		Selected per share data											Ratios and supplemental data
			Gain (loss) from investment operations
					Net realized			Less distributions from							Ratios to average net assets
	For the period or year ended	Net asset value, beginning of period	Net investment income (loss	)[a]	and unrealized gain (loss on total investments	) [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period or year (in thousands	)	Gross expenses	[e]	Net expenses	[e]	Net investment income (loss	)	Portfolio turnover rate
LIFESTYLE AGGRESSIVE GROWTH FUND
Institutional Class:	5/31/22	$21.32	$0.26		$(2.19)		$(1.93)	$(0.70)	$(1.66)	$(2.36)	$17.03	(10.32)%	$50,497		0.19%		0.04%		1.28%		30%
	5/31/21	15.55	0.20		6.64		6.84	(0.50)	(0.57)	(1.07)	21.32	44.79	45,923		0.21		0.08		1.08		56
	5/31/20	15.40	0.25		0.87		1.12	(0.17)	(0.80)	(0.97)	15.55	7.14	26,474		0.25		0.10		1.56		33
	5/31/19	16.95	0.23		(0.98)		(0.75)	(0.37)	(0.43)	(0.80)	15.40	(4.11)	25,052		0.28		0.10		1.42		24
	5/31/18	15.28	0.18		2.12		2.30	(0.44)	(0.19)	(0.63)	16.95	15.14	15,252		0.30		0.10		1.09		38
Advisor Class:	5/31/22	21.32	0.26		(2.21)		(1.95)	(0.68)	(1.66)	(2.34)	17.03	(10.40)	6,248		0.28		0.13		1.28		30
	5/31/21	15.55	0.18		6.64		6.82	(0.48)	(0.57)	(1.05)	21.32	44.68	9,163		0.30		0.18		0.98		56
	5/31/20	15.40	0.37		0.72		1.09	(0.14)	(0.80)	(0.94)	15.55	7.01	7,051		0.33		0.19		2.39		33
	5/31/19	16.94	0.18		(0.93)		(0.75)	(0.36)	(0.43)	(0.79)	15.40	(4.10)	205		0.30		0.14		1.08		24
	5/31/18	15.28	0.19		2.09		2.28	(0.43)	(0.19)	(0.62)	16.94	15.04	164		0.35		0.15		1.14		38
Premier Class:	5/31/22	21.37	0.24		(2.20)		(1.96)	(0.67)	(1.66)	(2.33)	17.08	(10.43)	342		0.35		0.20		1.21		30
	5/31/21	15.59	0.18		6.64		6.82	(0.47)	(0.57)	(1.04)	21.37	44.54	427		0.37		0.23		0.95		56
	5/31/20	15.43	0.03		1.06		1.09	(0.13)	(0.80)	(0.93)	15.59	7.00	313		0.39		0.25		0.17		33
	5/31/19	16.99	0.20		(0.99)		(0.79)	(0.34)	(0.43)	(0.77)	15.43	(4.31)	363		0.43		0.25		1.22		24
	5/31/18	15.32	0.17		2.10		2.27	(0.41)	(0.19)	(0.60)	16.99	14.93	390		0.46		0.25		1.01		38
Retirement Class:	5/31/22	21.23	0.22		(2.19)		(1.97)	(0.65)	(1.66)	(2.31)	16.95	(10.54)	56,152		0.44		0.29		1.08		30
	5/31/21	15.49	0.15		6.62		6.77	(0.46)	(0.57)	(1.03)	21.23	44.47	65,640		0.45		0.33		0.82		56
	5/31/20	15.35	0.20		0.87		1.07	(0.13)	(0.80)	(0.93)	15.49	6.85	42,644		0.49		0.35		1.29		33
	5/31/19	16.89	0.18		(0.96)		(0.78)	(0.33)	(0.43)	(0.76)	15.35	(4.33)	42,107		0.52		0.35		1.09		24
	5/31/18	15.24	0.15		2.09		2.24	(0.40)	(0.19)	(0.59)	16.89	14.82	46,425		0.55		0.35		0.90		38
Retail Class:	5/31/22	21.19	0.21		(2.19)		(1.98)	(0.64)	(1.66)	(2.30)	16.91	(10.59)	106,104		0.48		0.32		1.04		30
	5/31/21	15.46	0.14		6.61		6.75	(0.45)	(0.57)	(1.02)	21.19	44.41	117,922		0.50		0.38		0.78		56
	5/31/20	15.33	0.24		0.82		1.06	(0.13)	(0.80)	(0.93)	15.46	6.80	83,795		0.54		0.40		1.56		33
	5/31/19	16.88	0.17		(0.97)		(0.80)	(0.32)	(0.43)	(0.75)	15.33	(4.45)	48,507		0.57		0.40		1.04		24
	5/31/18	15.22	0.14		2.10		2.24	(0.39)	(0.19)	(0.58)	16.88	14.84	52,360		0.60		0.41		0.85		38
[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

54	2022 Annual Report ■ TIAA-CREF Lifestyle Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	55

Notes to financial statements

TIAA-CREF Lifestyle Funds

Note 1—organization

The Lifestyle Funds (collectively the “Funds,” each individually referred to as a “Fund”) are a sub-family of mutual funds offered by the TIAA-CREF Funds (the “Trust”), a Delaware statutory trust, that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), is registered with the SEC as an investment adviser and provides investment management services for the Funds.

The Funds offer their shares, without a sales load, through their principal underwriter, Nuveen Securities, LLC (“Nuveen Securities”), which is a wholly owned indirect subsidiary of TIAA.

Each Fund is a “fund of funds” that diversifies its assets by investing in Institutional Class shares of other funds of the Trust and potentially other investment pools or investment products. The Funds offer Institutional Class, Advisor Class, Premier Class, Retirement Class and Retail Class shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

Note 2—significant accounting policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

56	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

Multiclass operations and allocations: Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of assets and liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of operations.

Indemnification: Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other matters: The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

New rule issuance: In December 2020, the SEC voted to adopt a new rule providing a framework for fund valuation practices. New Rule 2a-5 (“Rule 2a-5”) under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	57

Notes to financial statements

of the 1940 Act and the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 (“Rule 31a-4”), which provides the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of the board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021. The compliance date for Rule 2a-5 and Rule 31a-4 is September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

Note 3—valuation of investments

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy that is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

•	Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
•	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
•	Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Investments in exchange-traded funds: Exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and asked prices is utilized and the securities are generally classified as Level 2.

58	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

continued

Investments in registered investment companies: Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

As of May 31, 2022, all of the investments in the Funds were valued based on Level 1 inputs.

Note 4—investments

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended May 31, 2022 were as follows (dollar amounts are in thousands):

Fund	Non-U.S. government purchases	Non-U.S. government sales
Lifestyle Income	$21,566	$19,916
Lifestyle Conservative	99,040	77,220
Lifestyle Moderate	181,704	134,111
Lifestyle Growth	112,972	85,337
Lifestyle Aggressive Growth	100,767	74,172

Note 5—income tax information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to distribution reallocations, investments in underlying funds, and tax equalization. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation)of all investments for federal income tax purposes was as follows (dollar amounts are in thousands):

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	59

Notes to financial statements

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized (depreciation )	Net unrealized appreciation (depreciation )
Lifestyle Income	$96,351	$1,708	$(6,740)	$(5,032)
Lifestyle Conservative	356,656	11,869	(27,444)	(15,575)
Lifestyle Moderate	587,984	29,231	(48,609)	(19,378)
Lifestyle Growth	304,782	19,435	(24,974)	(5,539)
Lifestyle Aggressive Growth	220,707	16,545	(17,907)	(1,362)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation )	Capital loss carryforwards	Late-year loss deferrals	Other book-to-tax differences	Total
Lifestyle Income	$300,019	$1,344,620	$(5,031,813)	$—	$—	$(4,204)	$(3,391,378)
Lifestyle Conservative	2,767,836	9,515,473	(15,575,267)	—	—	(11,713)	(3,303,671)
Lifestyle Moderate	2,853,928	23,370,267	(19,377,598)	—	—	(17,525)	6,829,072
Lifestyle Growth	1,340,437	14,681,846	(5,539,436)	—	—	(8,625)	10,474,222
Lifestyle Aggressive Growth	2,132,467	12,238,447	(1,361,554)	—	—	(6,080)	13,003,280

The tax character of distributions paid were as follows:

	5/31/2022		5/31/2021
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Lifestyle Income	$2,024,504	$2,749,480	$1,752,910	$1,296,958
Lifestyle Conservative	9,127,147	16,738,058	6,911,296	7,861,440
Lifestyle Moderate	18,156,687	38,694,034	12,508,904	17,788,980
Lifestyle Growth	10,977,768	23,644,526	6,110,621	11,324,213
Lifestyle Aggressive Growth	8,598,770	18,445,868	4,718,204	5,814,854

Note 6—investment adviser and other transactions with affiliates

Under the terms of its Investment Management Agreement, each Fund pays Advisors a monthly fee based on the annual rate of 0.10% of the Fund’s average daily net assets for the management of the Fund’s investment portfolio. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund pays Advisors a monthly fee based on the annual rate of 0.25% of a Fund’s average daily net assets attributable to Retirement Class shares of a Fund for providing certain administrative services related to the

60	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

continued

maintenance of Retirement Class shares on retirement plan or other platforms. Substantially, all of the Retirement Class shareholder servicing fees reported on the Statements of operations are paid to Advisors under the Service Agreement.

Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates Nuveen Securities for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates Nuveen Securities for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of May 31, 2022, the maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment	Maximum expense amounts‡
Fund	management fee - effective rate	Institutional Class		Advisor Class	Premier Class	Retirement Class	Retail Class
Lifestyle Income	0.100%	0.100%		0.250%	0.250%	0.350%	0.490%
Lifestyle Conservative	0.100	0.100		0.250	0.250	0.350	0.490
Lifestyle Moderate	0.100	0.055	[a]	0.250	0.250	0.350	0.490
Lifestyle Growth	0.100	0.010	[b]	0.250	0.250	0.350	0.490
Lifestyle Aggressive Growth	0.100	0.050	[c]	0.250	0.250	0.350	0.490

‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least September 30, 2022. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.
[a]	Effective May 1, 2022, Advisors agreed to voluntarily waive a portion of the expense cap for the Lifestyle Moderate Fund Institutional Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2022, the expense cap was 0.100% for Institutional Class.
[b]	Effective May 1, 2022, Advisors agreed to voluntarily waive a portion of the expense cap for the Lifestyle Growth Fund Institutional Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2022, the expense cap was 0.070% for Institutional Class.
[c]	Effective May 1, 2022, Advisors agreed to voluntarily waive a portion of the expense cap for the Lifestyle Aggressive Growth Fund Institutional Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2022, the expense cap was 0.020% for Institutional Class.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	61

Notes to financial statements

the year ended May 31, 2022, the Funds did not engage in security transactions with affiliated entities.

Investments in other investment companies advised by Advisors and Nuveen Fund Advisors, LLC are deemed to be affiliated investments. The Funds invest their assets in Institutional Class shares of the affiliated TIAA-CREF Funds, the affiliated Nuveen Growth Opportunities ETF and Class R6 shares of the affiliated Nuveen Funds. Information regarding transactions with affiliated companies is as follows (dollar amounts are in thousands):

Issue	Value at 5/31/21	Purchases cost	Sales proceeds	Realized gain (loss )	Change in unrealized appreciation (depreciation )	Dividend income		Value at 5/31/22
Lifestyle Income Fund
Nuveen Funds:
Dividend Growth	$1,974	$498	$798	$105	$(41)	$28		$1,692
Dividend Value	2,218	587	723	232	(252)	34		1,913
Growth Opportunities ETF	—	2,451	135	(21)	(519)	—	^	1,776
International Growth	1,306	740	240	16	(413)	11		1,372
TIAA-CREF Funds:
Core Bond	19,971	3,049	2,461	(74)	(2,143)	414		18,259
Core Plus Bond	19,971	3,154	2,300	138	(2,408)	510		18,272
Emerging Markets Equity	803	708	263	75	(381)	35		794
Growth & Income	1,977	666	547	394	(491)	16		1,683
International Equity	1,818	934	431	6	(359)	63		1,968
International Opportunities	1,302	827	320	100	(426)	15		1,378
Large-Cap Growth	2,142	786	539	229	(623)	3		1,779
Large-Cap Growth Index	2,137	95	2,570	586	(248)	—		—
Large-Cap Value	2,216	541	674	253	(266)	27		1,925
Quant International Small-Cap Equity	862	407	172	19	(159)	33		924
Quant Small-Cap Equity	626	223	227	126	(183)	3		468
Quant Small/Mid-Cap Equity	717	244	255	141	(177)	7		561
Short-Term Bond	39,931	5,656	7,261	(115)	(1,607)	689		36,555
	$99,971	$21,566	$19,916	$2,210	$(10,696)	$1,888		$91,319

62	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

continued

Issue	Value at 5/31/21	Purchases cost	Sales proceeds	Realized gain (loss )	Change in unrealized appreciation (depreciation )	Dividend income	Value at 5/31/22
Lifestyle Conservative Fund
Nuveen Funds:
Dividend Growth	$14,587	$2,891	$4,982	$701	$(254)	$204	$12,596
Dividend Value	16,358	3,701	4,421	1,414	(1,599)	250	14,345
Growth Opportunities ETF	—	18,012	666	(81)	(3,958)	1	13,307
International Growth	9,657	5,082	1,258	170	(3,120)	77	10,260
TIAA-CREF Funds:
Core Bond	36,762	5,829	4,257	(106)	(3,995)	770	34,078
Core Plus Bond	110,287	16,944	10,709	929	(13,537)	2,842	102,339
Emerging Markets Equity	5,884	5,066	1,619	507	(2,758)	267	5,965
Growth & Income	14,536	4,471	3,288	2,980	(3,723)	120	12,638
International Equity	13,352	5,898	1,906	(5)	(2,669)	467	14,670
International Opportunities	9,655	5,538	1,686	796	(3,232)	109	10,287
Large-Cap Growth	15,777	4,829	2,739	1,731	(4,689)	24	13,306
Large-Cap Growth Index	15,748	443	18,703	4,320	(1,808)	—	—
Large-Cap Value	16,288	3,208	3,916	1,793	(1,920)	204	14,374
Quant International Small-Cap Equity	6,315	2,680	762	153	(1,213)	243	6,928
Quant Small-Cap Equity	4,606	1,492	1,448	908	(1,344)	22	3,492
Quant Small/Mid-Cap Equity	5,278	1,535	1,547	1,021	(1,294)	50	4,181
Short-Term Bond	73,487	11,421	13,313	(225)	(2,965)	1,279	68,314
	$368,577	$99,040	$77,220	$17,006	$(54,078)	$6,929	$341,080

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	63

Notes to financial statements

Issue	Value at 5/31/21	Purchases cost	Sales proceeds	Realized gain (loss )	Change in unrealized appreciation (depreciation )	Dividend income	Value at 5/31/22
Lifestyle Moderate Fund
Nuveen Funds:
Dividend Growth	$36,728	$5,499	$10,994	$1,607	$(559)	$515	$31,402
Dividend Value	41,377	6,046	8,196	3,220	(3,758)	630	35,890
Growth Opportunities ETF	—	44,732	1,239	(140)	(10,081)	2	33,272
International Growth	24,379	11,084	1,536	573	(8,074)	197	25,741
TIAA-CREF Funds:
Core Plus Bond	248,274	41,282	29,932	1,806	(30,102)	6,383	227,796
Emerging Markets Equity	14,934	11,633	3,177	1,530	(7,290)	673	14,823
Growth & Income	36,924	8,349	5,790	7,154	(9,136)	304	31,603
International Equity	33,994	12,847	3,337	(93)	(6,691)	1,178	36,720
International Opportunities	24,339	12,002	2,419	2,044	(8,239)	276	25,748
Large-Cap Growth	40,021	10,233	5,401	4,332	(11,855)	54	33,284
Large-Cap Growth Index	39,877	440	46,628	10,855	(4,544)	—	—
Large-Cap Value	41,367	5,603	7,921	4,267	(4,630)	515	35,957
Quant International Small-Cap Equity	15,984	6,281	1,728	348	(3,037)	608	17,235
Quant Small-Cap Equity	11,656	2,881	2,836	2,265	(3,409)	56	8,732
Quant Small/Mid-Cap Equity	13,363	2,791	2,981	2,507	(3,229)	127	10,403
	$623,217	$181,703	$134,115	$42,275	$(114,634)	$11,518	$568,606

64	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

continued

Issue	Value at 5/31/21	Purchases cost	Sales proceeds	Realized gain (loss )	Change in unrealized appreciation (depreciation )	Dividend income	Value at 5/31/22
Lifestyle Growth Fund
Nuveen Funds:
Dividend Growth	$25,886	$4,296	$8,289	$1,091	$(386)	$364	$21,974
Dividend Value	29,175	4,818	6,427	2,179	(2,585)	445	25,200
Growth Opportunities ETF	—	31,317	657	(86)	(7,171)	1	23,403
International Growth	17,207	7,857	1,171	414	(5,738)	138	18,089
TIAA-CREF Funds:
Core Plus Bond	65,636	13,435	10,651	313	(7,818)	1,686	59,986
Emerging Markets Equity	10,546	8,154	2,269	1,069	(5,125)	469	10,418
Growth & Income	26,016	5,811	4,086	5,053	(6,485)	214	22,171
International Equity	23,986	9,155	2,525	(138)	(4,706)	826	25,772
International Opportunities	17,172	8,370	1,629	1,536	(5,939)	194	18,119
Large-Cap Growth	28,192	6,440	3,105	2,932	(8,297)	38	23,324
Large-Cap Growth Index	28,143	508	33,086	7,566	(3,131)	—	—
Large-Cap Value	29,167	4,044	5,765	2,881	(3,176)	362	25,237
Quant International Small-Cap Equity	11,230	4,572	1,339	223	(2,149)	428	12,106
Quant Small-Cap Equity	8,213	2,207	2,193	1,609	(2,422)	39	6,133
Quant Small/Mid-Cap Equity	9,432	1,987	2,145	1,763	(2,286)	89	7,311
	$330,001	$112,971	$85,337	$28,405	$(67,414)	$5,293	$299,243
Lifestyle Aggressive Growth Fund
Nuveen Funds:
Dividend Growth	$23,459	$3,996	$7,211	$880	$(248)	$332	$20,292
Dividend Value	26,380	4,880	5,968	1,910	(2,295)	407	23,096
Growth Opportunities ETF	—	28,937	905	(95)	(6,556)	1	21,381
International Growth	15,519	7,375	980	318	(5,242)	126	16,548
TIAA-CREF Funds:
Emerging Markets Equity	9,548	7,827	2,261	817	(4,584)	435	9,534
Growth & Income	23,527	5,869	3,897	4,293	(5,605)	197	20,351
International Equity	21,647	8,979	2,497	(144)	(4,310)	763	23,675
International Opportunities	15,511	8,086	1,678	1,088	(5,171)	179	16,555
Large-Cap Growth	25,482	7,245	3,721	2,447	(7,427)	35	21,400
Large-Cap Growth Index	25,426	1,163	30,639	6,734	(2,684)	—	—
Large-Cap Value	26,333	4,048	5,266	2,419	(2,691)	336	23,065
Quant International Small-Cap Equity	10,197	4,254	1,165	198	(1,976)	397	11,108
Quant Small-Cap Equity	7,422	1,996	1,855	1,320	(2,067)	36	5,629
Quant Small/Mid-Cap Equity	8,540	1,899	1,897	1,557	(2,052)	83	6,711
	$238,991	$96,554	$69,940	$23,742	$(52,908)	$3,327	$219,345
^	Some amounts represent less than $1,000.

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	65

Notes to financial statements	concluded

Note 7—inter-fund lending program

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the year ended May 31, 2022, there were no inter-fund borrowing or lending transactions.

Note 8—line of credit

The Funds participate in a $1 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 14, 2022 expiring on June 13, 2023, replacing the previous facility, which expired June 2022. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended May 31, 2022, there were no borrowings under this credit facility by the Funds.

66	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

Report of independent registered public accounting firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Lifestyle Income Fund, TIAA-CREF Lifestyle Conservative Fund, TIAA-CREF Lifestyle Moderate Fund, TIAA-CREF Lifestyle Growth Fund, and TIAA-CREF Lifestyle Aggressive Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of TIAA-CREF Lifestyle Income Fund, TIAA-CREF Lifestyle Conservative Fund, TIAA-CREF Lifestyle Moderate Fund, TIAA-CREF Lifestyle Growth Fund, and TIAA-CREF Lifestyle Aggressive Growth Fund (five of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) as of May 31, 2022, the related statements of operations for the year ended May 31, 2022, the statements of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2022 and each of the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	67

Report of independent registered public accounting firm	concluded

transfer agent or custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore Maryland
July 15, 2022

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

68	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

Important tax information (unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax adviser with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-term capital gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net long-term capital gains
Lifestyle Income	$2,870,377
Lifestyle Conservative	17,641,460
Lifestyle Moderate	40,360,229
Lifestyle Growth	24,639,906
Lifestyle Aggressive Growth	19,620,620

Dividends received deduction (DRD)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage
Lifestyle Income	6.8%
Lifestyle Conservative	10.9
Lifestyle Moderate	13.4
Lifestyle Growth	16.0
Lifestyle Aggressive Growth	18.8

Qualified dividend income (QDI)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage
Lifestyle Income	12.5%
Lifestyle Conservative	19.3
Lifestyle Moderate	24.7
Lifestyle Growth	29.5
Lifestyle Aggressive Growth	34.7

Foreign source income and foreign tax credit pass through

Each Fund listed below has made an election under Section 853 of the Internal Revenue Code to pass through foreign taxes paid:

Fund	Foreign source income	Foreign source income per share	Qualifying foreign taxes paid	Qualifying foreign taxes paid per share
Lifestyle Income	$105,850	$0.01233	$14,149	$0.00165
Lifestyle Conservative	765,490	0.02733	105,822	0.00378
Lifestyle Moderate	1,894,803	0.04567	266,477	0.00642
Lifestyle Growth	1,314,697	0.06701	186,674	0.00951
Lifestyle Aggressive Growth	1,193,287	0.09223	172,619	0.01334

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	69

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  May 31, 2022

Trustees

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and other relevant experience and qualifications	Number of Portfolios in Fund complex Overseen by Trustee	Other Directorship(s) held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	88	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation.
Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans, Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002).	88	Board member, Lumina Foundation and Waterside School; Emeritus Board Member, Year-Up Puget Sound; Investment Advisory Committee Member, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management, Northwestern University (2002–2011 and since 2013), Senior Associate Dean for Strategy and Academics (since 2020) and Chair of the Finance Department (2005– 2007). Vice President, American Economic Association (2020–2021). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011–2013).	88	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC;

70	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and of certain funds advised by American Beacon Advisors, Inc.	88	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC. Chief Operating Officer, DDJ Capital Management (2003–2006).	88	Trustee, Dexter Southfield School; Member, Governing Council of the Independent Directors Council.
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	88	Director, Build Commonwealth (non-profit organization).
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011; Chairman for term ending June 30, 2023. Chairman since September 13, 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	88	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee Member, Sansum Clinic; Director, ParentSquare; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	71

Trustees and officers (unaudited)	continued

TIAA-CREF Funds  ■  May 31, 2022

Trustees – concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and other relevant experience and qualifications	Number of Portfolios in Fund complex Overseen by Trustee	Other Directorship(s) held by Trustee
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer (since 2008) and Program Director (1990–2008), National Bureau of Economic Research. Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT.	88	Director, National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	88	Director, TheraTrue Inc.

72	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

Officers

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”).
Derek B. Dorn TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1976	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2020.	Senior Managing Director and Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Formerly, Managing Director, Special Assistant to the CEO, and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.
John L. Douglas TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Executive Vice President, Chief Legal, Risk and Compliance Officer	One-year term. Executive Vice President since 2021 and Chief Legal, Risk and Compliance Officer since 2022.	Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA, Executive Vice President, Chief Legal, Risk and Compliance Officer of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Senior Advisor to the CEO, and Senior Executive Vice President, Chief Advocacy & Oversight Officer, TIAA. Prior to joining TIAA, Mr. Douglas was a Partner at Davis Polk & Wardwell LLP.
W. Dave Dowrich TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Executive Vice President	One-year term. Executive Vice President since 2022.	Senior Executive Vice President and Chief Financial Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Dowrich served as Chief Financial Officer, International Businesses at Prudential Financial, Inc.

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	73

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds  ■  May 31, 2022

Officers – concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Executive Vice President, Chief Administrative Officer of the Chief Operating Office, TIAA. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President, Chief Operating Officer, Nuveen, President and Chief Executive Officer of CREF and TIAA Separate Account VA-1; Senior Managing Director, Co-Head Nuveen Equities & Fixed Income and President of TIAA Investments.
Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief Investment Officer, Nuveen; Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments; and Senior Managing Director, President, Global Investments, TIAA.
Colbert Narcisse TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1965	Executive Vice President	One-year term. Executive Vice President since 2022.	Senior Executive Vice President, Chief Product and Business Development Officer of TIAA. President and Chief Executive Officer of CREF and TIAA Separate Account VA-1. Executive Vice President of TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President and Head of Advisory and Corporate Solutions, TIAA. Prior to joining TIAA, Mr. Narcisse served as Managing Director and Head of International Wealth Management and Head of Traditional and Alternative Investment Products at Morgan Stanley.

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David G. Nason TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Executive Vice President	One-year term. Executive Vice President since 2020.	Senior Executive Vice President, Chief Operating Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President, Chief Risk and Compliance Officer, TIAA. Prior to joining TIAA, Mr. Nason served as President and CEO of GE Energy Financial Services.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Fund Complex; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.
Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief People Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, TIAA.org, or by calling 800 223-1200.

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	75

Approval of investment management agreement (unaudited)

Board renewal of the investment management agreement for the TIAA-CREF Lifestyle Funds

The Board of Trustees (the “Board” or the “Trustees”) of the TIAA-CREF Funds (the “Trust”) determines whether to initially approve and periodically renew the investment management agreement (the “Agreement”) between Teachers Advisors, LLC (“Advisors”) and the Trust on behalf of each series of the Trust. Under the Agreement, Advisors is responsible for providing investment advisory services to each series of the Trust and overseeing the everyday operations and other service providers of the Trust. Below is a summary of the process the Board undertook related to its most recent renewal of the Agreement with respect to each series of the TIAA-CREF Lifestyle Funds (the “Funds”).

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that, after an initial period of up to two years, the Agreement for each Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are independent Trustees because they are not “interested persons” of the Trust, as that term is defined in the 1940 Act, annually renews the Agreement. None of the Trustees is an interested person of the Trust under the 1940 Act. Rather, they are all deemed to be independent Trustees.

Under normal circumstances, Section 15(c) requires any initial approval or annual renewal of an investment management agreement to be made at an in-person meeting of the Board. However, due to the COVID-19 pandemic, the Securities and Exchange Commission (“SEC”) issued and extended a temporary, conditional exemptive order (the “SEC Order”), permitting mutual fund boards to vote to approve matters subject to the Section 15(c) in-person approval requirement at a meeting that is not held in person if the board determines that reliance on the SEC Order is necessary or appropriate due to prevailing circumstances related to the current or potential effects of COVID-19 and the board ratifies any action taken pursuant to the SEC Order at its next in-person meeting.

Overview of the renewal process

The Board held a virtual meeting via videoconference on March 11, 2022, in order to consider the annual renewal of the Agreement with respect to each applicable Fund using the process established by the Board described further below. At the outset of the meeting, the Board considered reliance upon the SEC Order and determined that such reliance was necessary due to, among other considerations, COVID-19 pandemic-related public health protocols imposed for health and safety reasons. The Board noted that it would ratify actions taken at this meeting pursuant to the SEC Order at its next in-person meeting.

76	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

As part of the Board’s established process, the Board delegated certain tasks to its Operations Committee. Among these tasks, the Operations Committee or certain of its designated members worked with Advisors, other Board members and legal counsel to the Trustees to develop guidance and specific requests relating to the types of information to be provided to the Board in connection with the proposed contract renewals.

Among other matters, the Operations Committee or certain of its designated members, following consultations with representatives of Advisors, other Board members, legal counsel to the Trustees and legal counsel to Advisors and the Trust, confirmed or established certain guidance regarding the preparation of reports to be provided to the Board with respect to each Fund by the Board Reporting and Compliance unit of Broadridge Financial Solutions, Inc. (“Broadridge”), using data from Lipper, Inc., an independent provider of investment company data. The Operations Committee considered that Broadridge is widely recognized as a leading provider of comparative analyses used by independent directors and trustees of investment companies during their advisory contract review processes.

Based on guidance provided by the Operations Committee or certain of its designated members on behalf of the Board, Broadridge produced, among other information, comparative performance and expense data for each Fund, including data relating to each Fund’s management fee rate, total expense ratio, short-term and long-term investment performance and portfolio turnover rate (as applicable). Broadridge compared this data, as relevant, for each Fund against a universe of investment companies and against a more selective peer group of mutual funds with similar investment objectives and strategies, each of which was selected by Broadridge, and also compared the performance of each Fund against one or more appropriate broad-based indices. In each case, Broadridge summarized, and the Board considered, the methodologies Broadridge employed to provide the data contained in its reports. In addition, Broadridge represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that the purpose of its reports is to provide an objective view of each Fund’s relative position regarding the level of fees, expenses and performance against a competitive peer group and universe (as applicable) selected by Broadridge (and not Advisors or the Board). The Board considered the propriety of each Fund’s applicable peer group as selected by Broadridge and use of the Retail Class as the base class for comparison purposes.

Among other matters, the Board also considered information from Advisors to facilitate the Trustees’ evaluation of the reasonableness of any profits earned by Advisors with respect to its services to each Fund pursuant to the Agreement.

Legal counsel for the Trustees also requested on behalf of the Board, and Advisors provided, information that was designed to assist the Board in its consideration of whether to renew the Agreement for each Fund. In addition to the data provided by

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	77

Approval of investment management agreement (unaudited)

Broadridge as described above, this information included, but was not limited to, the following: (1) further information relating to each Fund’s investment performance and a narrative analysis of the performance of each Fund that had underperformed certain Board-specified criteria, together with an explanation of any events that had a material impact on the Fund’s performance during that period; (2) a description of any fee waiver or expense reimbursement arrangements that were proposed or were in place during the prior year and the extent to which such arrangements would be continued or modified in the coming year; (3) a comparison of each Fund’s management fee rate and performance to other accounts with comparable strategies managed by Advisors or certain of its affiliates; (4) any “fall-out” benefits that accrued or were identified as reasonably likely to accrue to Advisors or its affiliates due to their relationship with the Funds in addition to the Funds’ direct fee payments to Advisors pursuant to the Agreement; (5) information regarding Advisors’ financial resources, senior professional personnel, overall staffing levels, portfolio manager compensation arrangements, capacity to manage the Funds at current and foreseeable asset levels, insurance coverage, portfolio trading and best execution practices, and any actual and potential conflicts of interest identified by Advisors in connection with rendering services to the Funds; (6) information as to any profits earned by Advisors in connection with its services pursuant to the Agreement; (7) a copy of the Agreement and certain related agreements between the Funds and affiliates of Advisors; (8) a copy of Advisors’ Form ADV as filed with the SEC (which was presented only to legal counsel for the Trustees); and (9) draft narrative explanations to be included in the shareholder reports of reasons why the Board should renew the Agreement. The Trustees were also provided with performance ratings of Morningstar, Inc. (“Morningstar”), which is a widely recognized mutual fund ranking service. In addition, the Board received information from management on the continued impact of the COVID-19 pandemic and certain geopolitical events on the Teachers Insurance and Annuity Association of America (“TIAA”) enterprise’s operations generally and on the Funds’ operations and performance.

On March 3, 2022, the Board held a virtual meeting via videoconference with legal counsel to the Trustees to discuss Advisors’ materials, which led to the Trustees providing additional questions to, and requesting additional information from, Advisors. Subsequently, at the March 11, 2022 meeting, the Trustees were given the opportunity to, and did, ask additional questions and they discussed responses from Advisors to the Board’s follow-up questions and requests presented by the Board after its initial review of the information described above.

In considering whether to renew the Agreement with respect to each Fund, the Board considered various factors, including: (1) the nature, extent and quality of services provided or to be provided by Advisors to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by Advisors and its affiliates from their relationship with the Fund; (4) fees charged to comparable mutual funds by other advisers; (5) the extent to which economies of scale have been realized or are

78	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

continued

anticipated to be realized as the Fund grows; (6) how such economies of scale are shared with the Fund for the benefit of its investors, such as, if applicable, through management fee breakpoints; (7) comparisons, if applicable, of the services provided by Advisors to, and the fee rates and performance of, the Fund to other clients to whom Advisors provides comparable services; and (8) any other benefits identified by Advisors derived or anticipated to be derived by Advisors or its affiliates from their relationship with the Fund. As a general matter, the Board considered these factors, and any other factors deemed relevant by the Trustees, in their totality, and no single factor was identified as being the determining factor in deciding whether to renew the Agreement.

In addition to the March 11, 2022 meeting that included Advisors’ personnel, the Trustees met in executive sessions, at which no representatives of Advisors were present, to discuss the proposed renewal of the Agreement for each Fund. The Board also received and considered information from its legal counsel as to certain relevant guidance that relates to the renewal process under Section 15(c) of the 1940 Act and certain other legal authorities.

While the contract renewal process included a series of discussions and meetings leading up to the March 11, 2022 meeting, the oversight and evaluation of Advisors’ services to the Funds by the Board and its Committees is an ongoing process. The Board, as well as its Committees, considered reports on various investment and operational topics that had been identified by the Board or its Committees for review in the year since the last annual renewal process. Further, at their regularly scheduled meetings, the Board and its Investment Committee and its other Committees receive and consider, among other matters, information regarding the performance of the Funds. Thus, in reaching its decisions regarding the renewal of the Agreement for each Fund, the Board took into account the information described herein and other information provided to the Board and its Committees throughout the year.

The Board received and considered both Trust-level and Fund-specific information, but made its renewal determinations on a Fund-by-Fund basis. In deciding whether to renew the Agreement for each Fund, each Trustee may have accorded different weight to different factors and, thus, may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Fund. At its meeting on March 11, 2022, Board members voted unanimously to renew the Agreement for each Fund. Set forth below is a summary of the primary factors the Board considered with respect to each Fund.

The nature, extent and quality of services

The Board considered the level and depth of knowledge of Advisors, including the professional experience and qualifications of its personnel. The Board also considered that Advisors is an experienced investment adviser that has managed the Funds since their operations commenced. Investment professionals at Advisors also

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Approval of investment management agreement (unaudited)

manage various other funds and accounts of the Trust, College Retirement Equities Fund, the TIAA-CREF Life Funds and TIAA Separate Account VA-1, as well as advise and sub-advise other investment companies and vehicles. Under the Agreement, Advisors is responsible for, among other duties: managing the assets of the Funds (which are funds of funds that may invest their assets in the securities of affiliated and unaffiliated investment companies or other investment pools, referred to as “Underlying Funds”), including conducting research, identifying investments and placing orders to buy and sell shares of Underlying Funds for the Funds’ investment portfolios; active daily monitoring of the Funds’ investment portfolios; reporting on the investment performance and other metrics of the Funds to the Board on a regular basis; responding to Fund flows; compliance monitoring; coordinating the activities of each Fund’s service providers; and overseeing the provision of various administrative services to the Funds. The Board considered that Advisors has carried out these responsibilities in a competent and professional manner. The Board also considered that Advisors has committed significant resources to supporting the series of the Trust, including the Funds. It also considered Advisors’ compliance program and resources and its compliance record with respect to the Funds.

The Board also considered, among other factors, the performance of each Fund, as discussed below. In addition, the Board considered the nature and quality of non-portfolio management services provided by Advisors and its affiliates. In this regard, the Board considered its ongoing review of the performance of certain affiliated and unaffiliated service providers, including the quality of services provided by those firms and Advisors’ oversight of those service providers and the outsourcing of certain services to other firms.

The Board, as well as its Committees, considered reports on various investment and operational topics that had been identified by the Board or its Committees for review in the year since the last annual renewal process. Further, at their regularly scheduled meetings, the Board and its Investment Committee and its other Committees receive and consider, among other matters, information regarding the performance of the Funds. Thus, in reaching its decisions regarding the renewal of the Agreement for each Fund, the Board took into account the information described herein and other information provided to the Board and its Committees throughout the year.

Investment performance

The Board considered the investment performance of each Fund, over the periods indicated in the Fund-by-Fund synopsis below. The Board considered each Fund’s performance as compared to its peer group and peer universe (as applicable) and its benchmark index. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below. The Board concluded that, under the totality of circumstances considered, the investment performance of each Fund was reasonable.

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continued

Cost and profitability

The Board considered financial and profitability data relating to Advisors’ services to the Funds for the calendar year 2021. The Board considered Advisors’ profit calculations with respect to its services to each Fund both before and after taking into account the costs incurred directly or indirectly by Advisors in connection with the distribution of shares of the Fund. The Board acknowledged the reasonableness of having management fee rates which permit Advisors to maintain and improve the quality of services provided to the Funds and recognized the entrepreneurial and other risks assumed by Advisors in managing the Funds. The Board also acknowledged certain fee waivers and reimbursements of expenses above specified amounts undertaken by Advisors with respect to many of the Underlying Funds which, in turn, reduce the expenses of the Funds. The Board also recognized Advisors’ commitment to reimburse Fund expenses to the extent that total annual operating expenses exceeded certain specified amounts. The Board considered that Advisors had calculated that it incurred losses with respect to each Fund under the Agreement for the one-year period ended December 31, 2021. The Board also considered that, in the aggregate, Advisors had generated indirect earnings with respect to the Funds’ investment in Underlying Funds also managed by Advisors.

Fees charged by other advisers

The Board considered comparative information regarding each Fund’s contractual and effective management fee rates and the contractual and effective management fee rates paid by similar mutual funds to other advisers, as analyzed by Broadridge and reflected in the Fund-by-Fund synopsis below. The Board determined that the management fee rate charged to a Fund under the Agreement typically was lower than the management fee rates charged to many or most other comparable mutual funds. In this regard, the Board also considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of such similar mutual funds are set and potentially material differences between a Fund and its comparable mutual funds. The Board considered Broadridge’s treatment of all fund fee waivers, regardless of their type, as management fee waivers, which could materially impact how the Funds’ actual management fee rates compare to those of similar mutual funds. Additionally, the Board considered the potential limitations of such comparisons due to, among other factors, the fact that, in many instances, Broadridge based its comparisons on financial data relating to fiscal periods that differed from the period for which the Fund’s data were derived. Based on all factors considered, the Board concluded that the management fee rates under the Agreement with respect to each Fund were reasonable in relation to those charged by appropriate groups of comparable mutual funds.

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	81

Approval of investment management agreement (unaudited)

Economies of scale

The Board considered whether Advisors has experienced or is anticipated to experience economies of scale in connection with the operation of each Fund, and whether any such economies are shared with the Funds. The Board also considered that because Advisors operated each Fund at a loss, there had been little opportunity to pass on economies of scale to Fund shareholders. Based on all factors considered, the Board concluded that the Funds’ management fee rate schedules were reasonable in light of current economies of scale considerations and current asset levels.

Fee and performance comparisons with other Advisors clients

The Board considered that Advisors provides similar investment management services to other investment companies. The Board noted that Advisors provides funds of funds management services to the TIAA-CREF Life Balanced Fund, with an annual management fee rate of 0.10% of average daily net assets, and the TIAA-CREF Managed Allocation Fund, for which Advisors receives no management fee. The Board also considered that Advisors also manages the TIAA-CREF Lifecycle and Lifecycle Index Funds, which have a different expense structure where both the fund of fund fees and the underlying fund fees are charged to the funds of funds directly. The Board also discussed the performance of these other funds of funds while discussing the performance of the Funds. Based on all factors considered, the Board concluded that the management fee rates under the Agreement with respect to each Fund were reasonable in relation to those charged by Advisors to its comparable clients.

Other benefits

The Board also considered additional “fall-out benefits” to Advisors and its affiliates arising from the Agreement. Such benefits include, among others, other fees paid by the Funds to Advisors or its affiliates for other services, such as distribution and administration, and investment-related benefits, such as economies of scale to the extent the Funds share investment resources and/or personnel with other clients of Advisors and the ability to incubate strategies within one or more Funds that could be subsequently utilized to manage other non-Fund products. Advisors and its affiliates may also benefit from the level of business and relationships the Funds have with certain service providers. Advisors and/or its affiliates also may benefit to the extent that the Funds add scale to the TIAA-CREF Underlying Funds or other affiliated underlying funds. Also, Advisers and its affiliates earn fees on the Funds’ investments in other affiliated products, such as Nuveen Funds. Additionally, the Funds may be utilized as investment options for other products and businesses of Advisors and its affiliates, such as variable products, fund of funds and 529 education savings plans. Also, Advisors and its affiliates may benefit from their

82	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

continued

relationship with the Funds to the extent that this relationship results in potential investors viewing TIAA, of which Advisors is an indirect, wholly-owned subsidiary, as a leading retirement plan provider in the academic and non-profit markets and as a single source for all their financial service needs. The Board concluded that other benefits to Advisors and its affiliates arising from the Agreement were reasonable in light of various relevant factors.

Fund-by-fund synopsis of factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Fund. If a Fund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. The specific management fee, expense and performance factors outlined below are based on the Retail Class of each Fund. Because the Retail Class generally has higher non-management expenses than the other classes of these Funds, the expenses and performance of these other classes will differ from the expenses and performance shown for the Retail Class. All time periods referenced below are ended December 31, 2021. Under the Morningstar rating system, an Overall Morningstar Rating of 5 stars is the highest (best) rating category and 1 star is the lowest (worst) rating category. The Morningstar data is as of December 31, 2021. Statements below regarding “net loss” refer to Advisors’ calculation that it incurred a loss for the services that it rendered to a Fund during 2021 under the Agreement.

Lifestyle Aggressive Growth Fund

•	The Fund’s annual contractual management fee rate is 0.10% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of both the group of comparable funds selected by Broadridge for expense comparison purposes (“Expense Group”) and of the universe of comparable funds selected by Broadridge for expense comparison purposes (“Expense Universe”).
•	The Fund was in the 4th, 1st, 1st and 1st quintiles of both the group of comparable funds selected by Broadridge for performance comparison purposes (“Performance Group”) and the universe of comparable funds selected by Broadridge for performance comparison purposes (“Performance Universe”) for the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 5 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

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Approval of investment management agreement (unaudited)

Lifestyle Growth Fund

•	The Fund’s annual contractual management fee rate is 0.10% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of its Expense Group. The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st, 1st and 2nd quintiles of its Expense Universe, respectively.
•	The Fund was in the 4th, 1st, 1st and 1st quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 5th, 1st, 2nd and 1st quintiles of its Performance Universe for the one-, three-, five-and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifestyle Moderate Fund

•	The Fund’s annual contractual management fee rate is 0.10% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of its Expense Group. The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were in the 2nd, 1st and 2nd quintiles of its Expense Universe, respectively.
•	The Fund was in the 2nd, 1st, 1st and 1st quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 4th, 2nd, 1st and 1st quintiles of its Performance Universe for the one-, three-, five-and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 3 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifestyle Conservative Fund

•	The Fund’s annual contractual management fee rate is 0.10% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were each in the 1st quintile of its Expense Group. The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were in the 1st, 1st and 2nd quintiles of its Expense Universe, respectively.

84	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

concluded

•	The Fund was in the 2nd, 1st, 1st and 1st quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 3rd, 1st, 1st and 1st quintiles of its Performance Universe for the one-, three, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Lifestyle Income Fund

•	The Fund’s annual contractual management fee rate is 0.10% of average daily net assets.
•	The Fund’s total expense ratio, actual management fee rate and contractual management fee rate were in the 1st, 1st and 2nd quintiles of both its Expense Group and its Expense Universe, respectively.
•	The Fund was in the 5th, 5th, 5th and 4th quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 5th quintile of its Performance Universe for each of the one-, three-, five- and ten-year periods.
•	The Fund received an Overall Morningstar Rating of 3 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned in the aggregate with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Based primarily on the foregoing factors and conclusions, the Board renewed the Agreement for each Fund.

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	85

Liquidity risk management program (unaudited)

Discussion of the operation and effectiveness of the Funds’ liquidity risk management program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each series of the Trust covered by this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Program consists of various provisions relating to assessing and managing Fund liquidity risk, as discussed further below. The Funds’ Board of Trustees (the “Board”) previously approved the designation of Advisors (the “Administrator”) as Program administrator. The Liquidity Monitoring and Analysis Team (the “LMAT”) carries out day-to-day Program management with oversight by the Liquidity Oversight Committee (the “LOSC”). Personnel from the Administrator and Nuveen Fund Advisors, LLC, an affiliate of the Administrator, comprise the LMAT and LOSC.

At a February 15, 2022 Board meeting, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy, and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and utilize third-party vendor data.

Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund net assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held highly liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.

86	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

The Liquidity Rule also limits the Funds’ investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in illiquid investments and requires certain reporting anytime a Fund’s holdings of illiquid investments exceed 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on illiquid investments.

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	87

Additional information about index providers (unaudited)

Russell Indexes

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

MSCI Indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Bloomberg Indexes

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves nor endorses this material, nor guarantees the accuracy or completeness of any information herein, nor makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

88	2022 Annual Report ■ TIAA-CREF Lifestyle Funds

Morningstar Index

©2022 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

TIAA-CREF Lifestyle Funds ■ 2022 Annual Report	89

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How to reach us

Websites

TIAA.org

nuveen.com

Automated telephone service

800-842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Nuveen Securities, LLC and TIAA-CREF Individual & Institutional Services, LLC, members FINRA, distribute securities products.

This material is for informational or educational purposes only and does not constitute fiduciary investment advice under ERISA, a securities recommendation under all securities laws, or an insurance product recommendation under state insurance laws or regulations. This material does not take into account any specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on the investor’s own objectives and circumstances.

©2022 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206

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TIAA-CREF Funds	May 31, 2022

TIAA-CREF
Managed Allocation Fund

The annual report contains the audited financial statements.

Fund name	Institutional Class	Retirement Class	Retail Class
Managed Allocation Fund	TIMIX	TITRX	TIMRX

Annual
Report

Understanding this report

This annual report contains information about the Managed Allocation Fund and describes the Fund’s results for the twelve months ended May 31, 2022. The report contains four main sections:

•	A letter from Brad Finkle, Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds.
•	The Fund performance section compares the Fund’s investment returns with those of its composite benchmark and broad market index.
•	The portfolio of investments lists the underlying funds in which the Fund had investments as of May 31, 2022.
•	The financial statements provide detailed information about the operations and financial condition of the Fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in the Fund, please read the latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our websites at TIAA.org or nuveen.com, or call 800-842-2252 for the Institutional and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	3

Letter to investors

Global financial markets produced negative results for the twelve months ended May 31, 2022. As inflationary pressures persisted, the Federal Reserve responded by raising short-term interest rates in March and May, and indicated that further increases were likely. U.S. equities lost ground as the economy contracted in the first quarter of 2022—the first negative quarter since 2020. A widening trade gap and lower government spending contributed to the slowdown, but spending by consumers and businesses remained strong. Foreign stocks also posted losses, with emerging markets falling more than international developed markets. U.S. fixed-income securities declined as U.S. Treasury yields rose across all maturities (bond prices move in the opposite direction of yields). These market conditions were reflected in the performance of the TIAA-CREF Managed Allocation Fund by way of its investments in various asset classes through underlying funds.

•	The Fund’s Institutional Class returned –9.5%, trailing the –7.1% return of its composite benchmark.
•	Relative underperformance of the Fund’s underlying funds, across asset classes, detracted from its return.

Both stocks and bonds posted losses

U.S. equities declined for the twelve months as inflation, rising interest rates and Russia’s invasion of Ukraine weighed on the financial markets. Furthermore, oil prices rose to levels not seen since 2008, while unemployment fell to rates approaching pre-pandemic lows. The broad domestic stock market, as represented by the Russell 3000® Index, returned –3.7%. The Fed raised the federal funds target rate to 0.75%–1.00% in May 2022 and decided to begin reducing its portfolio of bonds that had been purchased to support the economy.

International stocks trailed their U.S. counterparts. The MSCI ACWI ex USA Investable Market Index (IMI), which measures the performance of large-, mid- and small-cap equities in 22 of 23 developed-markets countries (excluding the United States) and 24 emerging-markets countries, returned –12.5% in U.S.-dollar terms. Despite widespread market losses, the economies in the 19-nation euro area grew at a moderate rate in the fourth quarter of 2021 and the first quarter of 2022. Among developing markets, the Chinese economy continued to expand at a solid pace through the first quarter of 2022.

U.S. investment-grade bonds lost ground as U.S. Treasury yields rose substantially across all maturities. The domestic investment-grade fixed-rate bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned –8.2% for the period.

4	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

Planning for an unpredictable future

For more than a decade, equity investors have enjoyed a long stretch of above-average returns, while bond performance during the same period has not kept pace. Now we may be at an inflection point. Equities have become more volatile, tempered by a host of factors that could affect global economic growth. Fixed-income securities, after years of historically low interest rates, are now offering higher yields, which is good news for bond investors seeking higher income. Meanwhile, real estate continues to benefit from high demand and limited supply, which enhances property values and bolsters rental income.

The challenge of planning for the future always lies in its inherent uncertainty. As a result, we believe that a prudent strategy is to stay invested in a diversified portfolio that includes multiple asset classes. The TIAA-CREF Managed Allocation Fund uses a dynamic diversification strategy designed to help mitigate the effects of market volatility and keep you on track to achieve your financial goals. Of course, diversification does not guarantee against market losses, and past performance cannot guarantee future results.

We thank you for trusting us to manage your investments through the TIAA-CREF Managed Allocation Fund. If you have any questions or concerns, please consult your financial advisor or call a TIAA financial consultant at 800-842-2252. You can also reach us online by visiting TIAA.org. We always stand ready to assist you.

/s/ Brad Finkle

Brad Finkle

Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds

Brad Finkle
TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	5

Information for investors

Portfolio holdings

The complete portfolio of investments for the Managed Allocation Fund appears on page 14 of this report. You can obtain a complete list of the holdings of the Managed Allocation Fund and of the underlying TIAA-CREF Funds in which the Managed Allocation Fund invests as of the most recently completed fiscal quarter in the following ways:

•	By visiting our websites at TIAA.org or nuveen.com; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the Managed Allocation Fund’s portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our Securities and Exchange Commission (SEC) Form N-CSR and Form N-PORT filings. Form N-CSR filings are as of May 31 or November 30; Form N-PORT filings are as of the last day of February or August 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

A description of our proxy voting policies and procedures for the underlying TIAA-CREF Funds of the Managed Allocation Fund can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the Managed Allocation Fund’s underlying TIAA-CREF Funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link under Get Help at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The Managed Allocation Fund is managed by a portfolio management team of Teachers Advisors, LLC. The members of this team are responsible for the day-to-day investment management of the Fund.

6	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

About the Fund’s benchmarks

Composite benchmark

The Managed Allocation Fund uses a composite benchmark that combines the following public indexes in proportions that reflect the Fund’s target market sector allocations:

•	The Russell 3000® Index (U.S. equity) measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.
•	The MSCI ACWI ex USA Investable Market Index (IMI) (international equity) measures the performance of large-, mid- and small-cap equities across 22 of 23 developed-markets countries (excluding the United States) and 24 emerging-markets countries. The index is a free-float-adjusted market capitalization index that covers approximately 99% of the global equity opportunity set outside the United States.
•	The Bloomberg U.S. Aggregate Bond Index (fixed income) measures the performance of the domestic investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.

Broad market index

The returns shown against the broad-based securities market index compare the Fund’s average annual returns with a broad measure of market performance. The Morningstar Moderate Target Risk Index is an asset allocation index comprised of constituent Morningstar indexes and reflects global equity market exposure of 60% based on an asset allocation methodology from Ibbotson Associates, a Morningstar company. The returns of the Morningstar Moderate Target Risk Index reflect multi-asset class exposure and a similar risk profile as the Fund.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark index, please read the Fund’s latest prospectus.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI.

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	7

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense example that appears in this report is intended to help you understand your ongoing costs only (in U.S. dollars) and does not reflect transactional costs. The example is designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include redemption fees or account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the Fund would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2021–May 31, 2022).

Actual expenses

The first line of the two lines listed for each share class in the table uses that class’ actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. The fund has a contractual fee reimbursement. Had it not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line in each share class’ entry shows hypothetical account values and expenses based on the share class’ actual expense ratio for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the share class’ actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

8	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

Important information about expenses

Expense example

Six months ended May 31, 2022

Managed Allocation Fund	Beginning account value (12/1/21)	Ending account value (5/31/22)	Expenses paid during period (12/1/21–5/31/22	* )	Effective expenses paid during period (12/1/21–5/31/22	† )
Actual return
Institutional Class	$1,000.00	$896.76	$0.00		$2.08
Retirement Class	1,000.00	895.41	1.18		3.26
Retail Class	1,000.00	895.46	0.95		3.02
5% annual hypothetical return
Institutional Class	1,000.00	1,024.93	0.00		2.22
Retirement Class	1,000.00	1,023.68	1.26		3.48
Retail Class	1,000.00	1,023.93	1.01		3.23

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 182/365. There were 182 days in the six months ended May 31, 2022. The Fund’s annualized six-month expense ratios for that period were 0.00% for the Institutional Class, 0.25% for the Retirement Class and 0.20% for the Retail Class. The expense charges of one or more of the Fund’s share classes may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the affected share classes would be higher and their performance lower.
†	“Effective expenses paid during period” is based on the Fund’s total expense ratio for the most recent fiscal half-year, which includes the Fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the Fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.44% for the Institutional Class, 0.69% for the Retirement Class and 0.64% for the Retail Class.

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	9

Managed Allocation Fund

Performance for the twelve months ended May 31, 2022

The Managed Allocation Fund returned –9.45% for the Institutional Class, compared with the –7.08% return of its benchmark, the Managed Allocation Fund Composite Index. The performance table shows returns for all share classes of the Fund.

Financial markets generally declined in a difficult environment

The U.S. economy expanded early in the period before contracting in the first quarter of 2022. Real gross domestic product (GDP), which measures the value of all goods and services produced in the United States, grew at annualized rates of 2.3% and 6.9%, respectively, in the third and fourth quarters of 2021. However, GDP contracted at an annualized rate of 1.5% in the first quarter of 2022, according to the government’s “second” estimate. Growth stalled amid a widening trade deficit and lower government expenditures, but consumer and business spending remained strong. Unemployment declined throughout the period, falling from 5.9% in June 2021 to 3.6% in May 2022. Core inflation, which measures all items except food and energy, rose 6.0% over the twelve months ended May 31, 2022. Oil prices increased sharply, climbing from nearly $68 per barrel to more than $114 by the end of the period.

The Federal Reserve responded to rising inflation by increasing the federal funds target rate in March and May of 2022. Over the period, policymakers raised the key short-term interest-rate measure to 0.75%–1.00% and indicated further increases were likely.

Domestic and foreign stocks both recorded losses for the period. The Russell 3000® Index, a broad measure of the U.S. stock market, returned –3.68%. The MSCI ACWI ex USA Investable Market Index (IMI), which measures the performance of large-, mid- and small-cap equities in 22 of 23 developed-markets countries (excluding the United States) and 24 emerging-markets countries, returned –12.54% in U.S.-dollar terms.

U.S. investment-grade bonds were hurt by the impact of rising yields across both short- and long-term maturities (bond prices move in the opposite direction of yields). The broad domestic investment-grade fixed-rate bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned –8.22%.

10	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

Equity funds posted largest losses

The Managed Allocation Fund may invest in up to three sectors of the investment markets: U.S. equity (stocks), international equity (foreign stocks) and fixed income. The Fund does this by investing in various underlying funds that, in turn, buy stocks, bonds and other securities in these market sectors. (Other than the Nuveen Dividend Growth Fund, the Nuveen Growth Opportunities ETF and the Nuveen International Growth Fund, all funds mentioned below are TIAA-CREF Funds.)

For the twelve months, equity funds generally recorded negative results and detracted most from the Fund’s absolute return—that is, without regard to the performance of its composite benchmark. Within the U.S. equity category, the Large-Cap Growth Fund and the Quant Small-Cap Equity Fund declined most. Among foreign stock funds, all posted double-digit losses, with the Emerging Markets Equity Fund declining the most. Within fixed income, the Core Plus Bond Fund produced a negative return. (All fund returns are for the Institutional Class.)

Stock and U.S. bond funds hurt relative performance

For the twelve months, the Fund underperformed its composite benchmark primarily due to the relative weakness of underlying funds investing in equities and fixed income.

Within U.S. equities, the Large-Cap Growth Fund was the largest detractor from relative performance. The Nuveen Growth Opportunities ETF and the Growth & Income Fund also hurt the Fund’s relative return. In contrast, the Nuveen Dividend Growth Fund, the Quant Small/Mid-Cap Equity Fund and the Quant Small-Cap Equity Fund contributed most to relative performance.

In the foreign stock category, the Nuveen International Growth Fund detracted most from the Fund’s relative performance, followed by the International Opportunities Fund. However, these negative effects were partly offset by the relative outperformance of the Quant International Small-Cap Equity Fund.

In the fixed-income sector, the Core Plus Bond Fund also hurt the Fund’s relative performance. (Performance of the Managed Allocation Fund’s underlying TIAA-CREF Funds can be found at TIAA.org/performance.)

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	11

Managed Allocation Fund

Performance as of May 31, 2022

Managed Allocation Fund		Total Return	Average annual total return		Annual operating expenses*#
	Inception date	1 year	5 years	10 years	gross	net
Institutional Class	3/31/06	–9.45%	6.25%	7.86%	0.47%	0.45%
Retirement Class	3/31/06	–9.70	5.97	7.59	0.72	0.70
Retail Class	3/31/06	–9.69	5.98	7.59	0.76	0.70
Managed Allocation Fund Composite Index‡	—	–7.08	6.85	7.88	—	—
Broad market index
Morningstar Moderate Target Risk Index	—	–7.42	6.32	7.27	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least September 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
#	These expenses include underlying fund expenses.
‡	As of the close of business on May 31, 2022, the Managed Allocation Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 39.0% Russell 3000® Index; and 21.0% MSCI All Country World Index ex USA Investable Market Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

12	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

Managed Allocation Fund

$2,000,000 over 10 years

Institutional Class

Ending amounts are as of May 31, 2022. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and a broad market index during the same period. The performance of the other share classes varies due to differences in expense charges.

Asset allocation

% of net assets as of 5/31/22
Equity
U.S. equity	38.74
International equity	21.17
Fixed income	40.01
Other assets & liabilities, net	0.08
Total	100.00

Target allocation

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	13

Portfolio of investments

Managed Allocation Fund  ■  May 31, 2022

Shares	Security		Value	% of net assets
AFFILIATED INVESTMENT COMPANIES—99.9%[a]
FIXED INCOME—40.0%
37,016,538	TIAA-CREF Core Plus Bond Fund		$355,358,767	40.0%
	TOTAL FIXED INCOME		355,358,767	40.0
INTERNATIONAL EQUITY—21.2%
913,886	Nuveen International Growth Fund		40,110,446	4.5
2,846,578	TIAA-CREF Emerging Markets Equity Fund		23,199,608	2.6
4,716,305	TIAA-CREF International Equity Fund		57,538,927	6.5
2,798,694	TIAA-CREF International Opportunities Fund		40,105,285	4.5
2,621,167	TIAA-CREF Quant International Small-Cap Equity Fund		27,102,872	3.1
	TOTAL INTERNATIONAL EQUITY		188,057,138	21.2
U.S. EQUITY—38.7%
937,814	Nuveen Dividend Growth Fund		49,394,678	5.6
3,770,551	Nuveen Dividend Value Fund		55,954,978	6.3
2,633,954	Nuveen Growth Opportunities ETF		51,967,912	5.9
3,402,143	TIAA-CREF Growth & Income Fund		49,194,988	5.5
2,862,641	TIAA-CREF Large-Cap Growth Fund		51,727,919	5.8
2,739,843	TIAA-CREF Large-Cap Value Fund		56,002,385	6.3
834,330	TIAA-CREF Quant Small-Cap Equity Fund		13,641,291	1.5
1,223,873	TIAA-CREF Quant Small/Mid-Cap Equity Fund		16,314,221	1.8
	TOTAL U.S. EQUITY		344,198,372	38.7
	TOTAL AFFILIATED INVESTMENT COMPANIES	(Cost $849,759,567)	887,614,277	99.9

	TOTAL PORTFOLIO	(Cost $849,759,567)	887,614,277	99.9
	OTHER ASSETS & LIABILITIES, NET		509,603	0.1
	NET ASSETS		$888,123,880	100.0%

ETF Exchange Traded Fund

[a]	The Fund invests its assets in the affiliated Nuveen Growth Opportunities ETF, Institutional Class shares of the affiliated TIAA-CREF Funds and Class R6 shares of the affiliated Nuveen Funds.

14	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund	See notes to financial statements

Statement of assets and liabilities

Managed Allocation Fund  ■  May 31, 2022

ASSETS
Affiliated investments, at value‡	$887,614,277
Receivable from securities transactions	1,258,791
Receivable from Fund shares sold	55,102
Dividends receivable	922,073
Due from affiliates	18,020
Other	86,259
Total assets	889,954,522
LIABILITIES
Service agreement fees payable	15,306
Distribution fees payable	165,271
Due to affiliates	9,838
Overdraft payable	28,506
Payable for securities transactions	1,229,551
Payable for Fund shares redeemed	224,730
Payable for trustee compensation	86,001
Accrued expenses and other payables	71,439
Total liabilities	1,830,642
NET ASSETS	$888,123,880
NET ASSETS CONSIST OF:
Paid-in-capital	$819,397,801
Total distributable earnings (loss)	68,726,079
NET ASSETS	$888,123,880
INSTITUTIONAL CLASS:
Net assets	$24,213,636
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	2,064,236
Net asset value per share	$11.73
RETIREMENT CLASS:
Net assets	$73,346,769
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	6,262,721
Net asset value per share	$11.71
RETAIL CLASS:
Net assets	$790,563,475
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	67,150,814
Net asset value per share	$11.77
‡ Affiliated investments, cost	$849,759,567

See notes to financial statements	TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	15

Statement of operations

Managed Allocation Fund  ■  For the year ended May 31, 2022

INVESTMENT INCOME
Dividends from affiliated investments	$18,229,990
Total income	18,229,990

EXPENSES
Shareholder servicing — Institutional Class	104
Shareholder servicing — Retirement Class	207,222
Shareholder servicing — Retail Class	298,517
Distribution fees — Retail Class	2,233,092
Administrative service fees	49,913
Trustee fees and expenses	9,918
Other expenses	196,494
Total expenses	2,995,260
Less: Expenses reimbursed by the investment adviser	(255,326)
Fee waiver by investment adviser and Nuveen Securities	(492,020)
Net expenses	2,247,914
Net investment income (loss)	15,982,076

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss) from sale of affiliated investments	27,224,393
Realized gain distributions from affiliated investments	47,083,075
Realized gain (loss) from sale of unaffiliated investments	(242,177)
Net realized gain (loss) from affiliated investments	74,065,291
Net change in unrealized appreciation (depreciation) from affiliated investments	(185,924,714)
Net realized and unrealized gain (loss) from affiliated investments	(111,859,423)
Net increase (decrease) in net assets from operations	$(95,877,347)

16	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund	See notes to financial statements

Statements of changes in net assets

Managed Allocation Fund  ■  For the year ended

		May 31, 2022	May 31, 2021
OPERATIONS
Net investment income (loss)		$15,982,076	$14,040,537
Net realized gain (loss) from affiliated investments		74,065,291	104,337,904
Net change in unrealized appreciation (depreciation) from affiliated investments		(185,924,714)	105,074,208
Net increase (decrease) in net assets from operations		(95,877,347)	223,452,649

DISTRIBUTIONS TO SHAREHOLDERS
	Institutional Class	(2,793,433)	(1,525,703)
	Retirement Class	(8,680,010)	(6,320,184)
	Retail Class	(93,479,940)	(67,216,778)
Total distributions		(104,953,383)	(75,062,665)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	10,633,191	9,502,258
	Retirement Class	7,154,597	8,658,798
	Retail Class	28,478,105	33,364,881
Reinvestments of distributions:	Institutional Class	2,751,461	1,489,157
	Retirement Class	8,680,010	6,320,184
	Retail Class	90,137,449	64,644,539
Redemptions:	Institutional Class	(8,692,971)	(6,142,752)
	Retirement Class	(14,619,447)	(9,103,439)
	Retail Class	(68,001,473)	(62,934,267)
Net increase (decrease) from shareholder transactions		56,520,922	45,799,359
Net increase (decrease) in net assets		(144,309,808)	194,189,343

NET ASSETS
Beginning of period		1,032,433,688	838,244,345
End of period		$888,123,880	$1,032,433,688

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	756,173	689,159
	Retirement Class	534,362	629,973
	Retail Class	2,055,949	2,424,304
Shares reinvested:	Institutional Class	208,293	110,473
	Retirement Class	657,794	469,041
	Retail Class	6,795,991	4,776,405
Shares redeemed:	Institutional Class	(620,879)	(458,026)
	Retirement Class	(1,070,985)	(677,150)
	Retail Class	(5,025,103)	(4,607,581)
Net increase (decrease) from shareholder transactions		4,291,595	3,356,598

See notes to financial statements	TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	17

Financial highlights

Managed Allocation Fund

		Selected per share data										Ratios and supplemental data
			Gain (loss) from investment operations
														Ratios to average net assets
	For the	Net asset	Net		Net realized and unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period or year ended	value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments [j]	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period	Total return	at end of period or year (in thousands	)	Gross expenses	[e]	Net expenses	[e]	investment income (loss	)	Portfolio turnover rate
Institutional Class:	5/31/22	$14.46	$0.25		$(1.45)	$(1.20)	$(0.44)	$(1.09)	$(1.53)	$11.73	(9.45)%	$24,214		0.03%		0.00%		1.84%		23%
	5/31/21	12.32	0.23		3.07	3.30	(0.37)	(0.79)	(1.16)	14.46	27.52	24,885		0.02		0.00		1.71		42
	5/31/20	12.18	0.28		0.58	0.86	(0.28)	(0.44)	(0.72)	12.32	7.09	16,997		0.03		0.00		2.21		27
	5/31/19	12.89	0.29		(0.29)	0.00 [d]	(0.35)	(0.36)	(0.71)	12.18	0.40	18,320		0.03		0.00		2.34		20
	5/31/18	12.32	0.27		0.84	1.11	(0.36)	(0.18)	(0.54)	12.89	9.04	17,468		0.03		0.00		2.09		12
Retirement Class:	5/31/22	14.44	0.21		(1.45)	(1.24)	(0.40)	(1.09)	(1.49)	11.71	(9.70)	73,347		0.28		0.25		1.56		23
	5/31/21	12.31	0.20		3.05	3.25	(0.33)	(0.79)	(1.12)	14.44	27.15	88,693		0.27		0.25		1.48		42
	5/31/20	12.16	0.25		0.59	0.84	(0.25)	(0.44)	(0.69)	12.31	6.91	70,404		0.28		0.25		1.98		27
	5/31/19	12.87	0.25		(0.28)	(0.03)	(0.32)	(0.36)	(0.68)	12.16	0.14	70,068		0.28		0.25		2.03		20
	5/31/18	12.31	0.23		0.84	1.07	(0.33)	(0.18)	(0.51)	12.87	8.70	72,981		0.28		0.25		1.83		12
Retail Class:	5/31/22	14.51	0.22		(1.46)	(1.24)	(0.41)	(1.09)	(1.50)	11.77	(9.69)	790,563		0.31		0.23		1.59		23
	5/31/21	12.36	0.20		3.07	3.27	(0.33)	(0.79)	(1.12)	14.51	27.20	918,856		0.31		0.25		1.48		42
	5/31/20	12.21	0.25		0.59	0.84	(0.25)	(0.44)	(0.69)	12.36	6.87	750,844		0.32		0.25		1.97		27
	5/31/19	12.92	0.25		(0.28)	(0.03)	(0.32)	(0.36)	(0.68)	12.21	0.14	745,328		0.32		0.25		2.00		20
	5/31/18	12.35	0.23		0.85	1.08	(0.33)	(0.18)	(0.51)	12.92	8.75	779,099		0.31		0.25		1.83		12
[a]	Based on average shares outstanding.
[d]	Amount represents less than $0.01 per share.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

18	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund	See notes to financial statements	See notes to financial statements	TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	19

Notes to financial statements

Managed Allocation Fund

Note 1—organization

The Managed Allocation Fund (the “Fund”) is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”), a Delaware statutory trust, that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), is registered with the SEC as an investment adviser and provides investment management services for the Fund.

The Fund offers its shares, without a sales load, through its principal underwriter, Nuveen Securities, LLC (“Nuveen Securities”), which is a wholly owned indirect subsidiary of TIAA.

The Fund is a “fund of funds” that diversifies its assets by investing in Institutional Class shares of other funds of the Trust and potentially other investment pools or investment products. The Fund offers three share classes: Institutional Class, Retirement Class and Retail Class shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

Note 2—significant accounting policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions.

20	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

Multiclass operations and allocations: Income, expenses, realized gains and losses and unrealized appreciation and depreciation of the Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Trustee compensation: The Fund pays the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Fund until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statement of assets and liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statement of operations.

Indemnification: Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other matters: The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

New rule issuance: In December 2020, the SEC voted to adopt a new rule providing a framework for fund valuation practices. New Rule 2a-5 (“Rule 2a-5”) under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	21

Notes to financial statements

available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 (“Rule 31a-4”), which provides the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of the board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021. The compliance date for Rule 2a-5 and Rule 31a-4 is September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund’s financial statements.

Note 3—valuation of investments

The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board of Trustees. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy that is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

•	Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
•	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
•	Level 3 –- Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:

Investments in exchange-traded funds: Exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and asked prices is utilized and the securities are generally classified as Level 2.

22	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

continued

Investments in registered investment companies: Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

As of May 31, 2022, all of the investments in the Fund were valued based on Level 1 inputs.

Note 4—investments

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for the Fund for the year ended May 31, 2022 were as follows (dollar amounts are in thousands):

Fund	Non-U.S. government purchases	Non-U.S. government sales
Managed Allocation	$241,256	$226,266

Note 5—income tax information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

The Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to distribution reallocations, investments in underlying funds, and tax equalization. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows (dollar amounts are in thousands):

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized (depreciation	)	Net unrealized appreciation (depreciation	)
Managed Allocation	$863,137	$92,201	$(67,724)		$24,477

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	23

Notes to financial statements

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation	)	Capital loss carryforwards	Late-year loss deferrals	Other book-to-tax differences	Total
Managed Allocation	$2,186,217	$42,136,039	$24,477,121		$ —	$ —	$(73,298)	$68,726,079

The tax character of distributions paid were as follows:

	5/31/2022		5/31/2021
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Managed Allocation	$43,671,754	$61,281,629	$24,932,075	$50,130,590

Note 6—investment adviser and other transactions with affiliates

Under the terms of its Investment Management Agreement, the Fund does not pay Advisors a fee for the management of the Fund’s investment portfolio. The Fund has entered into an Administrative Service Agreement with Advisors under which the Fund pays Advisors for its costs in providing certain administrative and compliance services to the Fund.

Under the terms of the Fund’s Retirement Class Service Agreement, the Retirement Class of the Fund pays Advisors a monthly fee based on the annual rate of 0.25% of the Fund’s average daily net assets attributable to Retirement Class shares of the Fund for providing certain administrative services related to the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially, all of the Retirement Class shareholder servicing fees reported on the Statement of operations are paid to Advisors under the Service Agreement.

Under the terms of a distribution Rule 12b-1 plan, the Retail Class of the Fund compensated Nuveen Securities for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class.

Advisors has agreed to reimburse the Fund if its total expense ratio (excluding interest, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds 0.00% of average daily net assets for the Institutional Class shares; and 0.25% of average daily net assets for the Retirement and Retail Class shares. The expense reimbursement arrangements will continue through at least September 30, 2022, unless changed with approval of the Board.

24	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

continued

Investments in other investment companies advised by Advisors and Nuveen Fund Advisors, LLC are deemed to be affiliated investments. The Fund invests its assets in the affiliated Nuveen Growth Opportunities ETF, Institutional Class shares of the affiliated TIAA-CREF Funds and Class R6 shares of the affiliated Nuveen Funds. Information regarding transactions with affiliated companies is as follows (dollar amounts are in thousands):

Issue	Value at 5/31/21	Purchase cost	Sales proceeds	Realized gain (loss )	Change in unrealized appreciation (depreciation )	Dividend income	Value at 5/31/22
Nuveen Funds:
Dividend Growth	$61,086	$4,595	$16,729	$3,083	$(1,242)	$819	$49,395
Dividend Value	68,567	8,288	15,615	5,037	(5,906)	998	55,955
Growth Opportunities ETF	—	70,249	2,294	(242)	(15,745)	3	51,968
International Growth	40,115	14,813	1,991	969	(12,723)	307	40,110
TIAA-CREF Funds:
Core Plus Bond	410,752	45,573	51,306	2,495	(46,559)	10,120	355,359
Emerging Markets Equity	24,653	16,210	4,108	2,930	(12,040)	1,065	23,200
Growth & Income	61,184	11,956	11,734	13,817	(16,716)	485	49,195
International Equity	56,287	17,394	5,541	(222)	(10,379)	1,853	57,539
International Opportunities	40,125	16,500	3,870	3,173	(12,753)	428	40,105
Large-Cap Growth	66,267	11,240	7,880	6,882	(18,415)	84	51,728
Large Cap Growth Index	66,212	2	76,505	18,477	(8,186)	—	—
Large-Cap Value	68,484	7,932	15,548	8,436	(8,986)	816	56,002
Quant International Small-Cap Equity	26,425	8,468	2,614	657	(4,863)	963	27,103
Quant Small-Cap Equity	19,287	3,971	4,981	4,147	(5,903)	88	13,641
Quant Small/Mid-Cap Equity	22,122	4,065	5,550	4,426	(5,509)	201	16,314
	$1,031,566	$241,256	$226,266	$74,065	$(185,925)	$18,230	$887,614

Note 7—inter-fund lending program

Pursuant to an exemptive order issued by the SEC, the Fund may participate in an inter-fund lending program. This program allows the Fund to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, the Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the year ended May 31, 2022, there were no inter-fund borrowing or lending transactions.

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	25

Notes to financial statements	concluded

Note 8—line of credit

The Fund participates in a $1 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 14, 2022 expiring on June 13, 2023, replacing the previous facility, which expired June 2022. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Fund is not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended May 31, 2022, there were no borrowings under this credit facility by the Fund.

26	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

Report of independent registered public accounting firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Managed Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of TIAA-CREF Managed Allocation Fund (one of the funds constituting TIAA-CREF Funds, hereafter referred to as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the transfer agent or custodian. We believe that our audits provide a reasonable basis for our opinion.

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	27

Report of independent registered public accounting firm	concluded

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
July 15, 2022

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

28	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

Important tax information (unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-term capital gains

As of year end, the Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net long-term capital gains
Managed Allocation	$62,969,600

Dividends received deduction (DRD)

The Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage
Managed Allocation	9.1%

Qualified dividend income (QDI)

The Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage
Managed Allocation	16.6%

Foreign source income and foreign tax credit pass through

The Fund listed below has made an election under Section 853 of the Internal Revenue Code to pass through foreign taxes paid:

Fund	Foreign source income	Foreign source income per share	Qualifying foreign taxes paid	Qualifying foreign taxes paid per share
Managed Allocation	$2,932,170	$0.03885	$419,938	$0.00556

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	29

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  May 31, 2022

Trustees

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and other relevant experience and qualifications	Number of Portfolios in Fund complex Overseen by Trustee	Other Directorship(s) held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	88	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation.
Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans, Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002).	88	Board member, Lumina Foundation and Waterside School; Emeritus Board Member, Year-Up Puget Sound; Investment Advisory Committee Member, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management, Northwestern University (2002–2011 and since 2013), Senior Associate Dean for Strategy and Academics (since 2020) and Chair of the Finance Department (2005– 2007). Vice President, American Economic Association (2020–2021). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011–2013).	88	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC;

30	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and of certain funds advised by American Beacon Advisors, Inc.	88	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC. Chief Operating Officer, DDJ Capital Management (2003–2006).	88	Trustee, Dexter Southfield School; Member, Governing Council of the Independent Directors Council.
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	88	Director, Build Commonwealth (non-profit organization).
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011; Chairman for term ending June 30, 2023. Chairman since September 13, 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	88	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee Member, Sansum Clinic; Director, ParentSquare; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	31

Trustees and officers (unaudited)	continued

TIAA-CREF Funds  ■  May 31, 2022

Trustees – concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and other relevant experience and qualifications	Number of Portfolios in Fund complex Overseen by Trustee	Other Directorship(s) held by Trustee
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer (since 2008) and Program Director (1990–2008), National Bureau of Economic Research. Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT.	88	Director, National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	88	Director, TheraTrue Inc.

32	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

Officers

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”).
Derek B. Dorn TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1976	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2020.	Senior Managing Director and Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Formerly, Managing Director, Special Assistant to the CEO, and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.
John L. Douglas TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Executive Vice President, Chief Legal, Risk and Compliance Officer	One-year term. Executive Vice President since 2021 and Chief Legal, Risk and Compliance Officer since 2022.	Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA, Executive Vice President, Chief Legal, Risk and Compliance Officer of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Senior Advisor to the CEO, and Senior Executive Vice President, Chief Advocacy & Oversight Officer, TIAA. Prior to joining TIAA, Mr. Douglas was a Partner at Davis Polk & Wardwell LLP.
W. Dave Dowrich TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Executive Vice President	One-year term. Executive Vice President since 2022.	Senior Executive Vice President and Chief Financial Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Dowrich served as Chief Financial Officer, International Businesses at Prudential Financial, Inc.

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	33

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds  ■  May 31, 2022

Officers – concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Executive Vice President, Chief Administrative Officer of the Chief Operating Office, TIAA. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President, Chief Operating Officer, Nuveen, President and Chief Executive Officer of CREF and TIAA Separate Account VA-1; Senior Managing Director, Co-Head Nuveen Equities & Fixed Income and President of TIAA Investments.
Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief Investment Officer, Nuveen; Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments; and Senior Managing Director, President, Global Investments, TIAA.
Colbert Narcisse TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1965	Executive Vice President	One-year term. Executive Vice President since 2022.	Senior Executive Vice President, Chief Product and Business Development Officer of TIAA. President and Chief Executive Officer of CREF and TIAA Separate Account VA-1. Executive Vice President of TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President and Head of Advisory and Corporate Solutions, TIAA. Prior to joining TIAA, Mr. Narcisse served as Managing Director and Head of International Wealth Management and Head of Traditional and Alternative Investment Products at Morgan Stanley.

34	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

David G. Nason TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Executive Vice President	One-year term. Executive Vice President since 2020.	Senior Executive Vice President, Chief Operating Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President, Chief Risk and Compliance Officer, TIAA. Prior to joining TIAA, Mr. Nason served as President and CEO of GE Energy Financial Services.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Fund Complex; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.
Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief People Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, TIAA.org, or by calling 800 223-1200.

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	35

Approval of investment management agreement (unaudited)

Board renewal of the investment management agreement for the TIAA-CREF Managed Allocation Fund

The Board of Trustees (the “Board” or the “Trustees”) of the TIAA-CREF Funds (the “Trust”) determines whether to initially approve and periodically renew the investment management agreement (the “Agreement”) between Teachers Advisors, LLC (“Advisors”) and the Trust on behalf of each series of the Trust. Under the Agreement, Advisors is responsible for providing investment advisory services to each series of the Trust and overseeing the everyday operations and other service providers of the Trust. Below is a summary of the process the Board undertook related to its most recent renewal of the Agreement with respect to the TIAA-CREF Managed Allocation Fund (the “Fund”).

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that, after an initial period of up to two years, the Agreement for the Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are independent Trustees because they are not “interested persons” of the Trust, as that term is defined in the 1940 Act, annually renews the Agreement. None of the Trustees is an interested person of the Trust under the 1940 Act. Rather, they are all deemed to be independent Trustees.

Under normal circumstances, Section 15(c) requires any initial approval or annual renewal of an investment management agreement to be made at an in-person meeting of the Board. However, due to the COVID-19 pandemic, the Securities and Exchange Commission (“SEC”) issued and extended a temporary, conditional exemptive order (the “SEC Order”), permitting mutual fund boards to vote to approve matters subject to the Section 15(c) in-person approval requirement at a meeting that is not held in person if the board determines that reliance on the SEC Order is necessary or appropriate due to prevailing circumstances related to the current or potential effects of COVID-19 and the board ratifies any action taken pursuant to the SEC Order at its next in-person meeting.

Overview of the renewal process

The Board held a virtual meeting via videoconference on March 11, 2022, in order to consider the annual renewal of the Agreement for the Fund using the process established by the Board described further below. At the outset of the meeting, the Board considered reliance upon the SEC Order and determined that such reliance was necessary due to, among other considerations, COVID-19 pandemic-related public health protocols imposed for health and safety reasons. The Board noted that it would ratify actions taken at this meeting pursuant to the SEC Order at its next in-person meeting.

As part of the Board’s established process, the Board delegated certain tasks to its Operations Committee. Among these tasks, the Operations Committee or certain of its designated members worked with Advisors, other Board members and legal

36	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

counsel to the Trustees to develop guidance and specific requests relating to the types of information to be provided to the Board in connection with the proposed contract renewals.

Among other matters, the Operations Committee or certain of its designated members, following consultations with representatives of Advisors, other Board members, legal counsel to the Trustees and legal counsel to Advisors and the Trust, confirmed or established certain guidance regarding the preparation of reports to be provided to the Board with respect to the Fund by the Board Reporting and Compliance unit of Broadridge Financial Solutions, Inc. (“Broadridge”), using data from Lipper, Inc., an independent provider of investment company data. The Operations Committee considered that Broadridge is widely recognized as a leading provider of comparative analyses used by independent directors and trustees of investment companies during their advisory contract review processes.

Based on guidance provided by the Operations Committee or certain of its designated members on behalf of the Board, Broadridge produced, among other information, comparative performance and expense data for the Fund, including data relating to the Fund’s management fee rate, total expense ratio, short-term and long-term investment performance and portfolio turnover rate. Broadridge compared this data, as relevant, for the Fund against a universe of investment companies and against a more selective peer group of mutual funds with similar investment objectives and strategies, each of which was selected by Broadridge, and also compared the performance of the Fund against one or more appropriate broad-based indices. In each case, Broadridge summarized, and the Board considered, the methodologies Broadridge employed to provide the data contained in its reports. In addition, Broadridge represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that the purpose of its reports is to provide an objective view of the Fund’s relative position regarding the level of fees, expenses and performance against a competitive peer group and universe (as applicable) selected by Broadridge (and not Advisors or the Board). The Board considered the propriety of the Fund’s applicable peer group as selected by Broadridge and use of the Institutional Class as the base class for comparison purposes.

Legal counsel for the Trustees also requested on behalf of the Board, and Advisors provided, information that was designed to assist the Board in its consideration of whether to renew the Agreement for the Fund. In addition to the data provided by Broadridge as described above, this information included, but was not limited to, the following: (1) further information relating to the Fund’s investment performance and an explanation of any events that had a material impact on the Fund’s performance during that period; (2) a description of any fee waiver or expense reimbursement arrangements that were proposed or were in place during the prior year and the extent to which such arrangements would be continued or modified in the coming year; (3) a comparison of the Fund’s management fee rate and performance to other

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	37

Approval of investment management agreement (unaudited)

accounts with comparable strategies managed by Advisors or certain of its affiliates; (4) any “fall-out” benefits that accrued or were identified as reasonably likely to accrue to Advisors or its affiliates due to their relationship with the Fund in addition to the Fund’s direct fee payments to Advisors pursuant to the Agreement; (5) information regarding Advisors’ financial resources, senior professional personnel, overall staffing levels, portfolio manager compensation arrangements, capacity to manage the Fund at current and foreseeable asset levels, insurance coverage, portfolio trading and best execution practices, and any actual and potential conflicts of interest identified by Advisors in connection with rendering services to the Fund; (6) information as to any profits earned by Advisors in connection with its services pursuant to the Agreement; (7) a copy of the Agreement and certain related agreements between the Fund and affiliates of Advisors; (8) a copy of Advisors’ Form ADV as filed with the SEC (which was presented only to legal counsel for the Trustees); and (9) draft narrative explanations to be included in the shareholder report of reasons why the Board should renew the Agreement. The Trustees were also provided with performance ratings of Morningstar, Inc. (“Morningstar”), which is a widely recognized mutual fund ranking service. In addition, the Board received information from management on the continued impact of the COVID-19 pandemic and certain geopolitical events on the Teachers Insurance and Annuity Association of America (“TIAA”) enterprise’s operations generally and on the Fund’s operations and performance.

On March 3, 2022, the Board held a virtual meeting via videoconference with legal counsel to the Trustees to discuss Advisors’ materials, which led to the Trustees providing additional questions to, and requesting additional information from, Advisors. Subsequently, at the March 11, 2022 meeting, the Trustees were given the opportunity to, and did, ask additional questions and they discussed responses from Advisors to the Board’s follow-up questions and requests presented by the Board after its initial review of the information described above.

In considering whether to renew the Agreement with respect to the Fund, the Board considered various factors, including: (1) the nature, extent and quality of services provided or to be provided by Advisors to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by Advisors and its affiliates from their relationship with the Fund; (4) fees charged to comparable mutual funds by other advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) how such economies of scale are shared with the Fund for the benefit of its investors, such as, if applicable, through management fee breakpoints; (7) comparisons, if applicable, of the services provided by Advisors to, and the fee rates and performance of, the Fund to other clients to whom Advisors provides comparable services; and (8) any other benefits identified by Advisors derived or anticipated to be derived by Advisors or its affiliates from their relationship with the Fund. As a general matter, the Board considered these factors, and any other factors deemed relevant by the Trustees, in their totality, and no single factor was identified as being the determining factor in deciding whether to renew the Agreement.

38	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

continued

In addition to the March 11, 2022 meeting that included Advisors’ personnel, the Trustees met in executive sessions, at which no representatives of Advisors were present, to discuss the proposed renewal of the Agreement for the Fund. The Board also received and considered information from its legal counsel as to certain relevant guidance that relates to the renewal process under Section 15(c) of the 1940 Act and certain other legal authorities.

While the contract renewal process included a series of discussions and meetings leading up to the March 11, 2022 meeting, the oversight and evaluation of Advisors’ services to the Fund by the Board and its Committees is an ongoing process. The Board, as well as its Committees, considered reports on various investment and operational topics that had been identified by the Board or its Committees for review in the year since the last annual renewal process. Further, at their regularly scheduled meetings, the Board and its Investment Committee and its other Committees receive and consider, among other matters, information regarding the performance of the Fund. Thus, in reaching its decisions regarding the renewal of the Agreement for the Fund, the Board took into account the information described herein and other information provided to the Board and its Committees throughout the year.

The Board received and considered both Trust-level and Fund-specific information, but made its renewal determinations on a Fund-level basis. In deciding whether to renew the Agreement for the Fund, each Trustee may have accorded different weight to different factors and, thus, may have had a different basis for his or her ultimate decision to vote to renew the Agreement for the Fund. At its meeting on March 11, 2022, Board members voted unanimously to renew the Agreement for the Fund. Set forth below is a summary of the primary factors the Board considered with respect to the Fund.

The nature, extent and quality of services

The Board considered the level and depth of knowledge of Advisors, including the professional experience and qualifications of its personnel. The Board also considered that Advisors is an experienced investment adviser that has managed the Fund since its operations commenced. Investment professionals at Advisors also manage various other funds and accounts of the Trust, College Retirement Equities Fund, the TIAA-CREF Life Funds and TIAA Separate Account VA-1, as well as advise and sub-advise other investment companies and vehicles. Under the Agreement, Advisors is responsible for, among other duties: managing the assets of the Fund (which is a fund of funds that may invest its assets in the securities of affiliated and unaffiliated investment companies or other investment pools, referred to as “Underlying Funds”), including conducting research, identifying investments and placing orders to buy and sell shares of Underlying Funds for the Fund’s investment portfolio; active daily monitoring of the Fund’s investment portfolios; reporting on the investment performance and other metrics of the Fund to the Board on a regular basis; responding to Fund flows; compliance monitoring; coordinating the activities of the Fund’s service providers; and overseeing the provision of various

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	39

Approval of investment management agreement (unaudited)

administrative services to the Fund. The Board considered that Advisors has carried out these responsibilities in a competent and professional manner. The Board also considered that Advisors has committed significant resources to supporting the series of the Trust, including the Fund. It also considered Advisors’ compliance program and resources and its compliance record with respect to the Fund.

The Board also considered, among other factors, the performance of the Fund, as discussed below. In addition, the Board considered the nature and quality of non-portfolio management services provided by Advisors and its affiliates. In this regard, the Board considered its ongoing review of the performance of certain affiliated and unaffiliated service providers, including the quality of services provided by those firms and Advisors’ oversight of those service providers and the outsourcing of certain services to other firms.

The Board, as well as its Committees, considered reports on various investment and operational topics that had been identified by the Board or its Committees for review in the year since the last annual renewal process. Further, at their regularly scheduled meetings, the Board and its Investment Committee and its other Committees receive and consider, among other matters, information regarding the performance of the Fund. Thus, in reaching its decisions regarding the renewal of the Agreement for the Fund, the Board took into account the information described herein and other information provided to the Board and its Committees throughout the year.

Investment performance

The Board considered the investment performance of the Fund over the one-, three-, five- and ten-year periods ended December 31, 2021. The Board considered the Fund’s performance as compared to its peer group and peer universe and its benchmark index. For details regarding the Fund’s performance, see the Fund synopsis below. The Board concluded that, under the totality of circumstances considered, the investment performance of the Fund was reasonable.

Cost and profitability

The Board considered financial and profitability data relating to Advisors’ services to the Fund for the calendar year 2021. The Board considered Advisors’ profit calculations with respect to its services to the Fund both before and after taking into account the costs incurred directly or indirectly by Advisors in connection with the distribution of shares of the Fund. The Board considered that Advisors had incurred a net loss with respect to the Fund in 2021, which was because Advisors did not charge the Fund any fees under the Agreement. The Board also acknowledged certain fee waivers and reimbursements of expenses above specified amounts undertaken by Advisors with respect to many of the Underlying Funds which, in turn, reduce the expenses of the Fund. The Board also recognized Advisors’ commitment to reimburse Fund expenses to the extent that total annual operating expenses exceeded certain specified amounts. The Board also considered

40	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

continued

that, in the aggregate, Advisors had generated indirect earnings with respect to the Fund’s investment in Underlying Funds also managed by Advisors.

Fees charged by other advisers

The Board considered comparative information regarding the Fund’s contractual and effective management fee rates and the contractual and effective management fee rates paid by similar mutual funds to other advisers, as analyzed by Broadridge and reflected in the Fund synopsis below. The Board acknowledged that Advisors did not charge a management fee to the Fund.

Economies of scale

The Board considered whether Advisors has experienced or is anticipated to experience economies of scale in connection with the operation of the Fund. The Board also considered that because Advisors operated the Fund at a loss and did not charge the Fund a management fee, there had been little opportunity to pass on economies of scale to Fund shareholders. Based on all factors considered, the Board concluded that the Fund’s management fee rate schedule was reasonable in light of current economies of scale considerations and the Fund’s current asset level.

Fee and performance comparisons with other Advisors clients

The Board considered that Advisors provides investment management services to other investment companies, including foreign funds (UCITS), and separately managed accounts. However, the Board acknowledged that Advisors did not charge a management fee to the Fund.

Other benefits

The Board also considered additional “fall-out benefits” to Advisors and its affiliates arising from the Agreement. Such benefits include, among others, other fees paid by the Fund to Advisors or its affiliates for other services, such as distribution and administration, and investment-related benefits, such as economies of scale to the extent the Fund shares investment resources and/or personnel with other clients of Advisors. Advisors and its affiliates may also benefit from the level of business and relationships the Fund has with certain service providers. Advisors and/or its affiliates also may benefit to the extent that the Fund adds scale to the TIAA-CREF Underlying Funds. Additionally, the Fund may be utilized as an investment option for other products and businesses of Advisors and its affiliates, such as variable products, fund of funds and 529 education savings plans. Also, Advisors and its affiliates may benefit from their relationship with the Fund to the extent that this relationship results in potential investors viewing TIAA, of which Advisors is an indirect, wholly-owned subsidiary, as a leading retirement plan provider in the academic and non-profit markets and as a single source for all their financial service needs. The Board concluded that other benefits to Advisors and its affiliates arising from the Agreement were reasonable in light of various relevant factors.

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	41

Approval of investment management agreement (unaudited)	concluded

Fund synopsis of factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to the Fund. When the Fund is described in the following discussion as being in the “1st” quintile, it is in the best of five groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. The specific management fee, expense and performance factors outlined below are based on the Institutional Class of the Fund. Because the Institutional Class generally has lower non-management expenses than the other classes of the Fund, the expenses and performance of these other classes will differ from the expenses and performance shown for the Institutional Class. All time periods referenced below are ended December 31, 2021. Under the Morningstar rating system, an Overall Morningstar Rating of 5 stars is the highest (best) rating category and 1 star is the lowest (worst) rating category. The Morningstar data is as of December 31, 2021. The statement below regarding “net loss” refers to Advisors’ calculation that it incurred a loss for the services that it rendered to a Fund during 2021 under the Agreement.

•	The Fund’s annual contractual management fee rate is 0.00% of average daily net assets.
•	The Fund’s total expense ratio was in the 1st quintile of both the group of comparable funds selected by Broadridge for expense comparison purposes (“Expense Group”) and the universe of comparable funds selected by Broadridge for expense comparison purposes (“Expense Universe”). The Fund’s actual management fee rate was in the 1st quintile of its Expense Universe. The Fund did not have an Expense Group for its actual management fee rate or its contractual management fee rate, nor did the Fund have an Expense Universe with respect to its contractual management fee rate, because the Fund is not charged a management fee.
•	The Fund was in the 3rd, 1st, 1st and 1st quintiles of the group of comparable funds selected by Broadridge for performance comparison purposes for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 4th, 1st, 1st and 1st quintiles of the universe of comparable funds selected by Broadridge for performance comparison purposes for each of the one-, three-, five- and ten-year periods, respectively.
•	The Fund received an Overall Morningstar Rating of 3 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period without taking into account profits Advisors earned with respect to the Underlying Funds that are also managed by Advisors in which this Fund invests.

Based primarily on the foregoing factors and conclusions, the Board renewed the Agreement for the Fund.

42	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

Liquidity risk management program (unaudited)

Discussion of the operation and effectiveness of the Fund’s liquidity risk management program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the series of the Trust covered by this Report (the “Fund”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Fund’s liquidity risk. The Program consists of various provisions relating to assessing and managing Fund liquidity risk, as discussed further below. The Fund’s Board of Trustees (the “Board”) previously approved the designation of Advisors (the “Administrator”) as Program administrator. The Liquidity Monitoring and Analysis Team (the “LMAT”) carries out day-to-day Program management with oversight by the Liquidity Oversight Committee (the “LOSC”). Personnel from the Administrator and Nuveen Fund Advisors, LLC, an affiliate of the Administrator, comprise the LMAT and LOSC.

At a February 15, 2022 Board meeting, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy, and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Fund’s liquidity developments.

In accordance with the Program, the LMAT assesses the Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Fund portfolio investments are classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and utilize third-party vendor data.

A Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund net assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, the Fund primarily held highly liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	43

Liquidity risk management program (unaudited)	concluded

The Liquidity Rule also limits the Fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in illiquid investments and requires certain reporting anytime a Fund’s holdings of illiquid investments exceed 15% of net assets. During the Review Period, the Fund did not exceed the 15% limit on illiquid investments.

44	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

Additional information about index providers (unaudited)

Russell Indexes

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

MSCI Indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Bloomberg Indexes

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves nor endorses this material, nor guarantees the accuracy or completeness of any information herein, nor makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

TIAA-CREF Managed Allocation Fund ■ 2022 Annual Report	45

Additional information about index providers (unaudited)	concluded

Morningstar Index

©2022 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

46	2022 Annual Report ■ TIAA-CREF Managed Allocation Fund

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How to reach us

Websites

TIAA.org

nuveen.com

Automated telephone service

800-842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755

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You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-842-2252 for the Institutional and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Nuveen Securities, LLC and TIAA-CREF Individual & Institutional Services, LLC, members FINRA, distribute securities products.

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Item 2. Code of Conduct.

2(a) The Board of Trustees of the TIAA-CREF Funds (the “Registrant”) has adopted a code of conduct for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b) No response required.

2(c) During the reporting period, there were no amendments to the code of conduct.

2(d) During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of conduct.

2(e) Not applicable.

2(f) A copy of the current code of conduct is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit and Compliance Committee.

3(a)(2) Maceo K. Sloan is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage PwC for management advisory or consulting services.

The aggregate fees billed by PwC as disclosed below for the fiscal years ended May 31, 2022 and May 31, 2021 may not align with the figures reported and filed with the Securities and Exchange Commission in Form N-CEN or Form N-CSR for each period, respectively, (SEC File No. 811-09301) because the fees disclosed in this proxy statement reflect fees updated after the date of that Form N-CEN or Form N-CSR for the relevant period.

4(a) Audit Fees.

For the fiscal years ended May 31, 2022 and May 31, 2021, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $442,120 and $485,120, respectively.

4(b) Audit Related Fees.

For the fiscal years ended May 31, 2022 and May 31, 2021, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended May 31, 2022 and May 31, 2021, the Audit-Related Fees billed by PwC to Teachers Advisors, LLC (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $0 and $0, respectively.

4(c) Tax Fees.

For the fiscal years ended May 31, 2022 and May 31, 2021, PwC’s aggregate fees for tax services billed to the Registrant were $0 and $0, respectively.

For the fiscal years ended May 31, 2022 and May 31, 2021, the Tax Fees billed by PwC to the Fund Service Providers were $0 and $0, respectively.

4(d) All Other Fees.

For the fiscal years ended May 31, 2022 and May 31, 2021, PwC’s aggregate fees for all other services billed to the Registrant were $0 and $0, respectively.

For the fiscal years ended May 31, 2022 and May 31, 2021, PwC’s aggregate fees for all other services billed to the Fund Service Providers were $0 and $0, respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit and compliance committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended May 31, 2022 and May 31, 2021 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended May 31, 2022 and May 31, 2021 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended May 31, 2022 and May 31, 2021 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended May 31, 2022 and May 31, 2021 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended May 31, 2022 and May 31, 2021 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended May 31, 2022 and May 31, 2021 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended May 31, 2022 and May 31, 2021, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $1,067,853 and $1,240,605, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Not Applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

13(a)(1) Copy of current SOX code of conduct for Senior Financial Officers

13(a)(2)(i) Section 302 certification of the principal executive officer

13(a)(2)(ii) Section 302 certification of the principal financial officer

13(b) Section 906 certification of principal executive officer and principal financial officer

13(c) Copy of the financial statements for the TIAA-CREF Real Property Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF FUNDS

Dated: July 15, 2022	By:	/s/ Bradley Finkle
Bradley Finkle
Principal Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: July 15, 2022	By:	/s/ Bradley Finkle
Bradley Finkle
Principal Executive Officer and President
(principal executive officer)

Dated: July 15, 2022	By:	/s/ E. Scott Wickerham
E. Scott Wickerham
Principal Financial Officer, Principal Accounting Officer and Treasurer
(principal financial officer)